UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2016

DATE OF REPORTING PERIOD:                 November 1, 2015 through October 31, 2016

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
Family of Funds

ANNUAL REPORT OCTOBER 31, 2016

Calamos Growth Fund

Calamos Opportunistic Value Fund

Calamos Dividend Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Global Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

Calamos Hedged Equity Income Fund

Calamos Phineus Long/Short Fund

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 16 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2016. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Market Review:

During the 12-month period ended October 31, 2016, markets were often choppy as investors focused on global central bank policies, energy prices and currencies. Political crosscurrents exerted pressure on the markets, particularly those associated with the UK “Brexit” referendum and a highly contentious U.S. presidential election campaign.

There is a popular saying in the markets, “every bull market climbs a wall of worry.” This adage proved true over the reporting period. Despite the uncertainties and shifts between “risk-on” and “risk-off” sentiment, the U.S. stock market returned 4.51% for the period, as measured by the S&P 500 Index. Developed market stocks, as measured by the MSCI World Index, gained 1.79%, with emerging market equities performing more strongly, rising 9.67% based on the MSCI Emerging Markets Index.

Convertible securities, which provide the opportunity for stock market participation with potential downside resilience, posted healthy returns. The BofA Merrill Lynch Global 300 Convertible Index earned 5.01%, while the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index returned 4.51%. As investors sought yield in a global low-rate environment, high yield securities posted a gain of 10.22% as measured by the Credit Suisse U.S. High Yield Index, far exceeding the investment-grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, up 4.37%.

Outlook

As we look to the future, our teams are closely monitoring evolving geopolitical relationships, oil prices and global central bank policies. We remain highly attentive to the impact of populist crosscurrents, particularly in Europe, where several key elections are approaching.

www.calamos.com	1

Letter to Shareholders

We continue to believe the global economy is positioned for continued slow economic expansion, although the pace of growth is likely to vary among countries. In the U.S., economic growth is likely to ramp up a bit from recent levels, and our expectations for inflation have risen. As the economy continues to expand, we see an increased likelihood that the Federal Reserve Open Market Committee will raise short-term interest rates. However, the aggressive quantitative easing of other global central banks is likely to limit how far interest rates can move.

As we look to the future, our teams see opportunities across a range of asset classes, with increased potential in cyclical growth areas. We believe U.S. equities can benefit from President-elect Trump’s pro-growth stance, with corporate tax reform, individual tax reform and infrastructure spending providing support to the bull market.

However, there is considerable uncertainty surrounding many elements of the President-elect’s vision for America and its implications for the global economy. As greater clarity emerges around fiscal and foreign policy over these next months, winners and losers will emerge. Investors should be prepared for volatility spikes and market rotation. Consequently, selectivity and attention to fundamentals remain paramount, especially given the high valuations we see in some segments of the market.

We believe the case for actively managed convertible securities is strong. It has been many years since investors contended with rising U.S. interest rates and inflation. I remember in the 1970s, and again in the 1980s, how investors were caught very much by surprise by rising rates. Although the backdrop is different now than it was in either of those periods, there’s every reason for investors to revisit the interest rate exposure in their asset allocations. Historically, convertible securities have demonstrated greater resilience to rising interest rates than traditional fixed income securities, due to convertibles’ equity characteristics.

Even when equity markets are rising and the risk/reward characteristics of traditional bonds remain challenged, investors should still remain focused on diversification. Liquid alternative funds may provide compelling opportunities in this regard. Investors seeking to diversify their asset allocations may wish to review the fund profiles for our alternative strategies, including Calamos Market Neutral Income Fund (page 56), Calamos Hedged Equity Income Fund (page 59) and Calamos Phineus Long/Short Fund (page 62).

Conclusion

These past months should remind investors that volatility is a part of all markets, including bull markets. As importantly, we are reminded of the resilience of the markets and the global economy. In June, the UK’s vote in favor of leaving the European Union took markets by surprise, leading to a precipitous drop immediately following the result. Yet markets soon regained their equilibrium and rose higher. Similarly, many market participants were surprised by President-elect Trump’s victory but once again, the choppiness was short lived.

2	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

The start of a new year is an excellent opportunity to consult with your financial advisor, who can help ensure that your asset allocation aligns with your long-term goals and risk tolerance. As you prepare for these conversations, I invite you to visit our website, www.calamos.com. You’ll find a range of resources, including blogs and videos from our investment team and thought leadership pieces.

In closing, thank you for the trust you have placed in us to help you achieve your financial goals. We are honored to serve you.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilizes more than two decades of extensive research experience in growth investing

¡	Active management focuses on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned -4.76% (Class A shares at net asset value) versus the Russell 3000 Growth Index return of 2.08%. For the same period, the S&P 500 Index rose 4.51% and the Russell Midcap Growth Index returned 0.40%.

The Fund’s performance reflects the difficulties faced by traditional growth stocks over the reporting period. In light of low yields and concerns about slow economic growth worldwide, investors broadly favored higher-yielding and lower-volatility stocks over the 12-month period.

Since its inception on September 4, 1990, the Fund has returned 12.49% on an annualized basis (Class A shares at net asset value), demonstrating its ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.14%, while the S&P 500 Index and the Russell Midcap Growth Index returned 9.75% and 10.44%, respectively.

What factors influenced performance over the period?

U.S. and global equities saw a steep decline at the start of the reporting period. Energy, specifically oil, was in the midst of a dramatic price decline that began in the second half of 2014. China had surprised markets by allowing their currency to devalue, which scared investors into believing that a global slowdown could devolve into something worse.

Selling pressure abated in mid-February 2016 as economic data reported modest growth and oil prices, which had fallen by more than 70% from June 2014, began to climb. Yet in April, first quarter GDP for the U.S. was initially reported at a fairly paltry 0.5% annual rate (which would be revised to a still low 1.1%). Yields, based on the 10-year U.S. Treasury, continued their decline from already low levels through June 2016. A surprise vote by the UK to leave the European trade union rattled investors in late June, but the market quickly reversed course and continued its upward trajectory from February lows.

Uncertain investors turned to higher-yielding and lower-volatility stocks within the equity market, which ran counter to our approach of seeking stocks in businesses with high or accelerating growth. When looking at the Russell 3000 Growth Index, stocks with dividend yields of 2% or greater outperformed the index by a factor of 3x–5x, while stocks with yields below 2% strongly underperformed the index.

As such, the Fund’s stock selection proved disadvantageous to performance, as evidenced in more traditional growth areas such as health care, consumer discretionary and information technology. Within healthcare, biotechnology stocks came under pressure as companies came under fire for significant price increases. Consumer names struggled as consumer growth slowed in light of difficult economic conditions.

Selection within energy and industrials added to relative performance. The Fund increased its weighing to energy in the first quarter of 2016 as energy stocks were priced for virtually no growth despite the fact that rig counts had fallen dramatically and that economic data indicated positive, yet tepid growth. Similarly, the Fund

4	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

increased its position in industrials and focused on higher-quality fundamental businesses that could see growth accelerate as economic data continued to show strength.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, and strong growth catalysts while being mindful of valuations.

We continue to hold an overweight position in information technology, as those businesses offer a compelling combination of higher growth potential, strong balance sheets, and relatively attractive valuations. We hold an overweight to energy given our belief that the U.S. and global economy will continue to see positive, albeit potentially low growth and that the companies we hold should be able to capitalize on growth prospects.

We have been wary of the perceived safety trade and yield trade that seemingly carried the market for much of the reporting period, and have been pleased to see our cautious stance now helping the Fund’s performance as the prospect of interest rate increases and modest economic growth have gone against those crowded trades. The Fund holds a modest underweight within healthcare as political risks stood to potentially punish portions of that sector with either the prospect of reduced utilization due to changes to the Affordable Care Act or onerous pricing regulations for biotechnology companies.

What closing thoughts do you have for Fund shareholders?

The U.S. election certainly caught most investors (and certainly the pollsters) by surprise. A new regime in the White House poses different opportunities and risks for the U.S. economy and capital markets. President-Elect Donald Trump campaigned with a focus on decreasing taxes, reducing regulations and spending on infrastructure which could stimulate growth. Yet, implementing policies that are more protectionist in nature could have negative consequences for other businesses.

In light of positive business trends, we have added more cyclical growth to the portfolio as we believe the overall economic environment will be more favorable near-term. Given political as well as fiscal and monetary policy unknowns, investors should be prepared for volatility, particularly as valuations are expensive in selected segments of the market. In an environment that has been characterized by positive-but-muted economic data and highly consequential change on the horizon, we believe security selection remains paramount. As long-term investors, we are mindful of looking for businesses that show high or accelerating growth that ties to improved earnings.

SECTOR WEIGHTINGS
Information Technology	39.7%
Consumer Discretionary	15.6
Health Care	12.6
Industrials	11.4
Consumer Staples	5.0
Financials	4.5
Energy	3.5
Materials	1.4
Telecommunication Services	1.2
Real Estate	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	-4.76%	8.44%	5.01%
With Sales Charge	-9.27	7.39	4.50
Class B Shares – Inception 9/11/00
Without Sales Charge	-5.46	7.64	4.38
With Sales Charge	-8.86	7.47	4.38
Class C Shares – Inception 9/3/96
Without Sales Charge	-5.45	7.64	4.23
With Sales Charge	-6.08	7.64	4.23
Class I Shares – Inception 9/18/97	-4.51	8.72	5.28
Class R Shares – Inception 3/1/07	-4.96	8.18	4.84	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.32%; Class B and C shares is 2.07%; Class I shares is 1.07%; Class R shares is 1.57%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 0.76% (Class A shares at net asset value) versus a gain of 6.37% for the Russell 1000 Value Index and a 4.51% increase for the S&P 500 Index.

Our screening and fundamental research process favors companies that present higher-quality balance sheets and are less likely to require additional financing in order to maintain operations. This led us away from the riskier and higher-P/E* names within the market, and ultimately led to underperformance during the market rally from mid-February 2016 through August 2016 that favored companies with stretched valuations.

What factors influenced performance?

Markets began the period in a seeming free fall as energy, specifically oil, was still in the midst of a dramatic price decline that had started in the second half of 2014. China had surprised markets by allowing their currency to devalue, which frightened investors into believing that a global slowdown might devolve into something worse. Selling pressure abated in mid-February 2016 as economic data showed modest growth and the price of oil, which had fallen by more than 70% from June 2014, began rebounding.

The Fund had performed broadly in line with the Russell 1000 Value Index from the beginning of the period through the market’s low of February 11, 2016, but the Fund’s performance lagged during the subsequent risk-on move by the markets. Risk-on trades overtook the market as companies with high dividend yields and suspect balance sheets (in many cases) gained favor. Utilities (+17.6%) and materials (+13.6%) were among the top sectors within the Russell 1000 Value Index.

For the beginning of the period, from October 31, 2015 to February 11, 2016, the Russell 1000 Value Index fell -12.2% and the Fund (Class A Shares at NAV) declined -13.2%. During the risk-on period, from February 11, 2016 to October 31, 2016, the Russell 1000 Value Index gained 21.2% as the Fund climbed 16.0%.

From a sector standpoint, investments in the information technology sector bolstered relative performance. The Fund maintained an overweight to the sector on average for the reporting period, as we found a larger opportunity set of names trading at a discount to market—even though company prospects and balance sheets looked good. Semiconductors and semiconductor equipment names proved most beneficial during the period.

The Fund was modestly underweight to the telecommunication services sector but selection proved to be strong and the sector overall delivered a boost to relative performance. Selection within alternative carriers was notably beneficial.

The Fund’s selection within the financials sector detracted from return, much of this underperformance occurring within the REITS industry, which fell within the financials sector until September 2016 (when a separate real estate sector was carved out). REITs benefitted through much of the year as higher-yielding bond proxies, not due to their fundamental strength. However, that has changed as of late.

*	Price/earnings ratio is the current stock price over the trailing 12-month earnings per share. The P/E shows how much investors are willing to pay per dollar of earnings.

8	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

Energy lagged the overall Russell 1000 Value Index for the reporting period. The portfolio’s weighting to the sector was broadly in-line for the 12-month period, but relative performance was negatively impacted by selection within the refining and marketing as well as exploration and production industries.

How is the Fund positioned?

Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices. Our emphasis on companies that are better stewards of capital should help relative performance in the current investment environment. Rising interest rates may prove most difficult to companies heavily reliant on easy access to capital markets to Fund operations.

Dividends are likely to be favored among investors as interest rate increases are still modest, and equity yields with opportunity for capital appreciation still appear to be an attractive investment allocation.

At the end of the reporting period, the Fund held a modest underweight to financials, but we are finding the sector to be incrementally more attractive based on the prospect of rising interest rates. The Fund continues to hold an underweight to consumer staples as the sector has broadly been a crowded trade. Investors have taken an interest in the sector’s potential for more stable earnings, but as a consequence have bid many consumer staples companies to higher valuations.

What closing thoughts do you have for Fund shareholders?

Given political as well as fiscal and monetary policy unknowns, investors should be prepared for volatility, particularly as valuations are expensive in many segments of the market. In an environment that has been characterized by positive-but-muted economic data and highly consequential events on the horizon, we believe security selection remains paramount. We believe our focus on underpriced businesses that remain effective stewards of capital will work better to advance long-term performance throughout market cycles.

In light of positive business trends, we have added more cyclicals to the portfolio as we believe the overall economic environment will be more favorable near-term.

SECTOR WEIGHTINGS
Financials	23.3%
Energy	13.7
Health Care	11.1
Information Technology	10.0
Industrials	9.8
Consumer Staples	8.8
Utilities	6.2
Consumer Discretionary	5.3
Real Estate	5.1
Telecommunication Services	3.5
Materials	2.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (10/2/02) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

10	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	0.76%	7.78%	3.15%
With Sales Charge	-4.04	6.74	2.65
Class B Shares – Inception 1/2/02
Without Sales Charge	0.05	6.98	2.53
With Sales Charge	-4.58	6.67	2.53
Class C Shares – Inception 1/2/02
Without Sales Charge	-0.04	6.98	2.38
With Sales Charge	-0.96	6.98	2.38
Class I Shares – Inception 3/1/02	0.98	8.04	3.40
Class R Shares – Inception 3/1/07	0.54	7.52	2.82^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.60%; Class B shares is 2.34%; Class C shares is 2.35%; Class I shares is 1.34%; Class R shares is 1.86%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	11

Calamos Dividend Growth Fund

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 2.17% (Class A shares at net asset value) versus a 4.51% gain for the S&P 500 Index and a 4.26% gain for the Russell 1000 Index.

Our screening and fundamental research process, which favors companies with higher quality balance sheets rather than ones that are likely to require additional financing in order to maintain operations, led us away from the riskier and higher-P/E* names within the market. This ultimately led to underperformance during the market rally from mid-February through August that favored companies with lower-quality balance sheets and little earnings.

What factors influenced performance?

Markets began the period in a seeming free fall as energy, specifically oil, was still in the midst of a dramatic price decline that had started in the second half of 2014. China had surprised markets by allowing its currency to devalue, which frightened investors into believing that a global slowdown might devolve into something worse. Selling pressure abated in mid-February as economic data showed modest growth and the price of oil, which had fallen by more than 70% from June 2014, began rebounding.

The Fund had performed broadly in line with the market indices from the beginning of the period through the market’s low on February 11, 2016, but the Fund’s performance lagged during the subsequent risk-on move by the markets. Risk-on trades overtook the market as companies with high dividend yields and suspect balance sheets (in many cases) gained favor. Utilities (+17.6%) and Telecommunications Services (+10.8%) were among the top sectors within the S&P 500 Index during the risk-on period.

For the early part of the period, from November 1, 2015 to February 11, 2016, the Russell 1000 Index fell -12.2%, the S&P 500 Index fell -11.4% and the Fund (Class A Shares at NAV) declined -11.6%. During the risk-on period, from February 11, 2016 to October 31, 2016, the Russell 1000 Index gained 18.8%, the S&P 500 Index gained 18.0% and the Fund climbed 15.6%.

Equity markets from mid-September began to revert away from companies that may not have easy access to capital in light of the potential for a rising interest rate environment, and the Fund’s relative performance improved toward period end.

From a sector perspective, strong selection within information technology as well as a slight overweight contributed to Fund performance. The Fund maintained this overweight to the sector on average for the reporting period, as we found a larger opportunity set of names that possessed higher-quality balance sheets and were better able to grow and support their dividends to shareholders. Semiconductors and system software names proved most beneficial during the period. The Fund’s weight to utilities was broadly in line with the market, as the high-dividend paying names were attractive.

*	Price/earnings ratio is the current stock price over the trailing 12-month earnings per share. The P/E shows how much investors are willing to pay per dollar of earnings.

12	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

However, valuation and a somewhat crowded trade tempered our enthusiasm for the group. Strong selection in electric utilities added significant value to return.

The Fund owned a modest underweight to energy, which aided performance as the sector lagged the overall market, but selection within storage and transportation as well as exploration and production lagged that of the market. A slight underweight to consumer staples detracted from Fund performance. While consumer staples is understandably attractive as businesses have seemingly higher stability of revenues, we viewed the sector as a bit expensive relative to growth and risky as it had become a crowded trade. Selection within hypermarkets and super centers as well as packaged foods and meats detracted from returns.

How is the Fund positioned?

Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices, and our emphasis on companies that are better stewards of capital should help relative performance in the current investment environment. We believe that rising interest rates may prove most difficult to companies heavily reliant on easy access to capital markets to fund their operations.

Dividends are likely to continue to be in favor among investors as interest rate increases are still modest, and equity yields with opportunity for capital appreciation still appear to be an attractive investment allocation.

The Fund holds modest overweights to the financials and energy sectors, as we believe the sectors offer a strong combination of attractive yields and growth potential in light of opportunities for improved cyclical growth. The Fund also maintains modest underweights to consumer staples and real estate, as we believe diminished growth prospects have made the sectors broadly less attractive.

What closing thoughts do you have for Fund shareholders?

The U.S. election certainly caught most investors (and certainly the pollsters) by surprise. A new regime in the White House poses different opportunities and risks for the U.S. economy and capital markets. President-Elect Donald Trump campaigned with a focus on decreasing taxes, reducing regulations and spending on infrastructure, which could stimulate growth. Yet, implementing policies that are more protectionist in nature could have negative consequences for other businesses. In terms of how this ties to the Fund and its investment portfolio, infrastructure, energy and defense contractors would all be likely beneficiaries of sensible fiscal policy as would rate-sensitive financials. In light of positive business trends, we have added more cyclical growth to the portfolio as we believe the overall economic environment will be more favorable near-term.

Given political as well as fiscal and monetary unknowns, investors should be prepared for volatility, particularly as valuations are expensive in many segments of the market. In an environment that has been characterized by positive-but-muted economic data and highly consequential events on the horizon, security selection remains paramount. We believe our focus on underpriced businesses that are effective stewards of capital will work better to advance long-term performance throughout market cycles. In addition, businesses that provide dividends should prove appealing to investors in volatile markets.

SECTOR WEIGHTINGS
Information Technology	22.8%
Financials	14.2
Health Care	13.5
Consumer Discretionary	11.6
Consumer Staples	9.9
Industrials	9.1
Energy	7.9
Utilities	3.3
Telecommunication Services	2.8
Materials	2.5
Real Estate	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	13

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	2.17%	3.72%
With Sales Charge	-2.64	2.17
Class C Shares – Inception 8/5/2013
Without Sales Charge	1.42	2.94
With Sales Charge	0.44	2.94
Class I Shares – Inception 8/5/2013	2.39	3.96
Class R Shares – Inception 8/5/2013	1.94	3.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.74%; Class C shares is 2.51%; Class I shares is 1.49%; Class R shares is 1.99%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund Performed?

For the 12-month period ended October 31, 2016, Calamos International Growth Fund declined -3.46% (Class A shares at net asset value) versus a modest 0.50% rise for the MSCI ACWI ex-U.S. Growth Index and -2.84% loss for the MSCI EAFE Growth Index.

The fund’s relative underperformance was due to trailing returns from January through April 2016 when yield-driven and lower-quality, higher-beta* companies led international equity markets. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged during this time.

Since its inception on March 16, 2005, the Fund gained 6.09% on an annualized basis (Class A Shares at net asset value) versus a return of 4.59% for the MSCI EAFE Growth Index and 4.88% increase for the MSCI ACWI ex-U.S. Growth Index.

What factors influenced performance?

During the period, the International Growth Fund declined in value reflecting the impact of sluggish economic growth, activist central bank policies, volatility in currencies and geopolitical event risk including Brexit and key elections.

The Fund’s relative underperformance was driven by trailing returns during the yield-driven and lower-quality, higher-beta market leadership from January through April 2016. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged in the international markets in the first four months of 2016. The Fund’s performance improved significantly in the pre and post-Brexit period from May 2016 through October 2016, as international equities with better fundamentals performed well. Our investments in businesses exhibiting stronger growth fundamentals, increasing return on invested capital and reasonable valuations supported these gains.

From a sector perspective, the Fund’s overweight position and trailing selection in health care negatively impacted performance in the annual period. A larger weight and stock selection in the pharmaceuticals industry hurt relative return as the industry faced pricing pressure and slowing development pipelines. The Fund’s lagging security selection in financials detracted the most value for the period. Despite our emphasis on stronger balance sheets and quality fundamentals in the sector, we were caught in the investment banking and brokerage industry downdraft in particular.

The Fund’s overweight position and better selection in information technology added the most value to performance for the year. The larger weight and strong absolute returns in the semiconductors and Internet software and services industries contributed to returns. Our core holdings offer excellent earnings and cash flow growth, in addition to stronger balance sheets and positive catalysts. Security selection in industrials also contributed positively to Fund returns. Portfolio positioning in the construction machinery and aerospace and defense industries added notably to return.

From a geographic perspective, the top-down positioning in the Fund hampered returns while security selection within regions overall was a modest positive factor. Fund holdings in Japan delivered mid-single-digit gains but trailed the stronger returns

*	Beta is an historic measure of a fund’s relative volatility, which is one of the measures of risk; a beta of 0.5 reflects 1/2 the market’s volatility as represented by the fund’s primary benchmark, while a beta of 2.0 reflects twice the volatility.

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Focuses on growth in an asset class that is mostly defined by core and value offerings

◾	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

◾	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. compared with a higher emphasis on growth with U.S. oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

www.calamos.com	15

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	24.4%
Consumer Discretionary	14.5
Health Care	12.8
Industrials	12.8
Consumer Staples	11.6
Financials	10.7
Materials	4.5
Energy	4.1
Telecommunication Services	1.0
Real Estate	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

in the MSCI ACWI ex-U.S. Growth Index. Positions in Europe outperformed, benefiting from their higher-quality attributes and diversified geographic revenues. Holdings in emerging markets overall experienced strong absolute gains, while positions in Latin America trailed those in the MSCI ACWI ex-U.S. Growth index, which participated to a greater extent in the rally of lower-quality, more cyclical companies in the region.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on performance figures for the one-year period.

How is the Fund positioned?

We view the potential upside to fundamentals and valuations in international equities as relatively attractive. That being said, we remain mindful of risk discipline and cognizant of the many crosscurrents in markets. Reflecting our outlook for low growth and episodes of higher volatility, we are favoring higher-quality companies with select investments in cyclicals. We emphasize investments in companies with good earnings visibility, solid cash flow generation and stronger balance sheets.

Our holdings reflect a combination of secular and cyclical growth opportunities in key sectors, including information technology, consumer staples and discretionary, health care, industrials, complemented with select opportunities in financials, materials and energy.

From a regional perspective, we hold a modest overweight in Europe reflecting our view of stabilizing economic data, potential upside in corporate margins and continued monetary policy accommodation. We own select multinationals domiciled in Europe that emphasize global revenue generation.

We have a selective and underweight stance in Japan. Our view balances the accommodative policies and corporate reforms with persistent low economic growth and inflation. Overall economic data has been disappointing, but we are invested in companies demonstrating improved capital allocation and positioned for growth opportunities.

Reflecting improving fundamentals, a widening opportunity set and some stabilization in currencies and commodities, we held a modest overweight and selective position in emerging markets, emphasizing investments in net commodity-consumers and pro-growth reform economies overall. We anticipate continued distinctions in the near-term prospects of emerging market economies due to different growth trajectories, varying structural reform paths, and the impact of geopolitics.

The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary, health care and industrial sectors. The Fund’s smallest allocations and underweight stances include utilities, telecom services and a lower weight in consumer staples.

What closing thoughts do you have for Fund shareholders?

We anticipate a continued path of generally mixed economic data in the Eurozone and the UK, as the region continues to navigate the path of Brexit. We continue to believe the UK’s chosen direction may have more political than lasting economic impact. On a less encouraging note, it remains difficult to foresee a meaningful departure from the muted growth environment without definitive policies to encourage entrepreneurship

16	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

and responsible risk taking. Although central banks are likely to step in should conditions deteriorate markedly, their policy efficacy may have lessened and they have limited room to maneuver given the level of interest rates.

A significant portion of the upside move in emerging market equities over the past year was driven by a rally in relatively lower-quality, higher-beta companies. While we recognize the underpinnings of this appreciation, we expect companies with higher quality fundamentals and more sustainable growth to regain leadership over time. Ultimately, we believe our higher-quality investment approach should position us to perform well in an environment of significant policy uncertainty and mixed growth prospects.

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	17

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-3.46%	2.97%	4.02%
With Sales Charge	-8.04	1.98	3.52
Class B Shares – Inception 3/16/05
Without Sales Charge	-4.16	2.20	3.40
With Sales Charge	-8.94	1.84	3.40
Class C Shares – Inception 3/16/05
Without Sales Charge	-4.16	2.20	3.25
With Sales Charge	-5.12	2.20	3.25
Class I Shares – Inception 3/16/05	-3.18	3.23	4.29
Class R Shares – Inception 3/1/07	-3.64	2.73	3.18	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.31%; Class B and C shares is 2.06%; Class I shares is 1.06%; Class R shares is 1.56%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund finished flat at 0.08% (Class A shares at net asset value) versus a 9.67% gain for the MSCI Emerging Markets Index.

The Fund’s underperformance was driven by a combination of factors, including sector and country positioning, and trailing security selection as many emerging markets rewarded relatively higher-beta*, lower-quality companies with lesser fundamental attributes.

Since its inception on August 15, 2008, the Fund gained 3.02% on an annualized basis (Class A shares at net asset value), outperforming the 1.89% return for the MSCI Emerging Markets Index.

What factors influenced performance?

Reflecting our risk-managed investment approach, the Fund provided resilience versus the index during downturns and participated in periods of emerging market gains but did not experience equivalent returns. The Fund’s underperformance was driven by a combination of factors, including sector and country positioning, investments in defensive equities including convertible bonds, and lagging security selection as many markets rewarded companies with higher beta but lesser fundamentals.

With respect to specific positioning effects on performance during the period, we would highlight the following areas:

•

From a broad geographic perspective, the Fund’s investments in global multi-national businesses with significant ties to emerging markets held back performance as their returns trailed the stronger upside in local emerging market equities in the period.

•

Holdings in emerging markets in Asia and Latin America did not keep pace with the robust rally in value-oriented, cyclically sensitive businesses, particularly in many state-related enterprises where we typically hold a lower weight versus the index.

•

From a sector perspective, the Fund’s underweight position and relative security selection in energy negatively impacted performance for the one-year period. Specifically, holdings in the integrated oil and gas industry trailed the strong gains of index peers, which rode the rally in relatively lower-quality, higher-beta cyclical securities.

•

The Fund’s underweight position and trailing selection in financials also hampered performance in the period. In particular, a lower weight and holdings in the diversified banks industry lagged those in the index. We have a selective view of opportunities in financials and expect our positioning to benefit as investors reward financials with higher-quality fundamentals and better prospects for long-term growth.

*	Beta is an historic measure of a fund’s relative volatility, which is one of the measures of risk; a beta of 0.5 reflects 1/2 the market’s volatility as represented by the fund’s primary benchmark, while a beta of 2.0 reflects twice the volatility.

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	19

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	22.7%
Consumer Discretionary	20.0
Financials	16.6
Consumer Staples	9.7
Materials	7.1
Telecommunication Services	6.0
Industrials	5.9
Energy	5.6
Health Care	4.7
Real Estate	1.0
Utilities	0.4
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

•

The Fund’s underweight stance and better security selection in the telecom services sector added the most value in the period. Specifically, select holdings in the wireless telecom services industry generated strong gains ahead of index constituents. Although telecom is a traditionally more defensive sector, we continue to seek select growth opportunities that offer substantial addressable markets and growth prospects in key markets.

•

Strong security selection in the real estate sector also contributed positively to Fund return. Specifically, holdings in real estate benefited from the global demand for yield and attractive underlying growth trends in property markets.

How is the Fund positioned?

We continue to pursue a selective approach to emerging markets. We have an emphasis on countries benefiting from positive economic and fiscal reforms, which are also net commodity consumers. Given their progress with economic reforms and relative growth prospects, we favor investments in India, Indonesia, the Philippines, select China opportunities, and Mexico. While we have added select bottom-up opportunities, we remain underweight commodity-intensive and relatively lower-quality economies, including Russia, Brazil, South Africa and Malaysia. In our view, fundamentals have not kept pace with the significant gains over the past year in some of these individual markets. From a sector perspective, the Fund is overweight opportunities in consumer discretionary, consumer staples, technology and health care. We have an underweight stance in financials, utilities, and telecom and selective weight in energy and materials.

From a sector standpoint, changes to our weights were relatively modest during the period. We added selectively in the materials and energy sectors. Resource prices have shown some stabilization and production fundamentals have improved for many companies. We modestly reduced the weight in industrials during the period, based mainly on security-specific rationale and some slowdown in export volumes and overall demand.

From a bottom-up perspective, we favor companies with growth catalysts, stronger balance sheets, and high or increasing return on invested capital, which are underpinned by competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular themes that provide a tailwind for potential growth.

What closing thoughts do you have for Fund shareholders?

We hold a selective but relatively constructive view on opportunities in emerging markets versus a year ago. Emerging markets have benefited from some easing in the appreciation of the U.S. dollar, commodity price stabilization, and capital inflows. From a general perspective, emerging market equity valuations and growth characteristics are quite favorable versus developed markets. While we do not expect economic growth in emerging markets to accelerate in an environment of muted global expansion, we see improving trends in emerging market economic data. For example, purchasing manager indexes for many emerging and developed markets have converged, albeit at a relatively tepid pace of growth. We have also seen improvements in current account balances, for both commodity importers and exporters.

20	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

A significant portion of the upside move in emerging markets over the year has been driven by a rally in lower-quality, higher-beta companies. While we recognize the short-term causality of this appreciation, we expect companies with higher-quality fundamentals and more sustainable growth to regain leadership over time. Ultimately, we believe our active and risk-managed investment approach, along with a wider opportunity set, should position us to perform well in an environment of significant policy uncertainty and low global growth.

www.calamos.com	21

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	0.08%	0.11%	3.02%
With Sales Charge	-4.64	-0.86	2.41
Class B Shares – Inception 8/15/08
Without Sales Charge	-0.52	-0.62	2.27
With Sales Charge	-5.49	-1.01	2.27
Class C Shares – Inception 8/15/08
Without Sales Charge	-0.60	-0.62	2.27
With Sales Charge	-1.60	-0.62	2.27
Class I Shares – Inception 8/15/08	0.38	0.36	3.29
Class R Shares – Inception 8/15/08	-0.08	-0.12	2.77

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.66%; Class B and C shares is 2.41%; Class I shares is 1.41%; Class R shares is 1.91%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, Calamos Emerging Market Equity Fund gained 2.49% (Class A shares at net asset value) versus a robust 9.67% return for the MSCI Emerging Markets Index.

The Fund’s underperformance was driven by a combination of factors, including sector and country positioning, and trailing security selection as many emerging markets rewarded relatively higher-beta*, lower-quality companies with lesser fundamental characteristics.

What factors influenced performance?

The annual period constituted a time of fairly rotational-return conditions in emerging market equities. Widespread and significant declines in the early 2016 sell-off were driven by concerns about global growth and reaction to the December 2015 interest rate increase by the Federal Reserve. This tumultuous period was followed by a significant rally to the end of April 2016, spurred on by generally easier global monetary policy, a cyclical pickup in tandem with a stabilization in many commodities and currencies versus the U.S. dollar. Conditions have been choppier since April, with stair-stepped gains in the pre- and post-Brexit period leading up to key elections in the U.S. and associated macro implications for emerging market assets.

With respect to more specific positioning effects on performance during the period, we would highlight the following areas:

•

The Fund’s overall underweight stance and individual holdings in the materials sector negatively impacted performance in the period. Specifically, Fund holdings in the gold mining and construction materials industries lagged index peers. We have increased our weight in materials over the period reflecting our view of stabilizing commodity prices, improved business fundamentals, and the potential for increased infrastructure projects.

•

The Fund’s lower weight and trailing selection in financials also hampered performance in the period. In particular, a lower weight and holdings in the diversified banks industry lagged the returns in the index. We have a selective view of opportunities in financials and expect our positioning to benefit as investors reward financials with higher-quality fundamentals and better prospects for long-term growth.

•

Security selection and a larger position in information technology added the most value to Fund return. In particular, the larger weight and gains in the Internet software and services and semiconductors industries contributed to performance. We hold an overweight to information technology, based on earnings growth, cash flow characteristics, and expanding addressable markets. We see strong alignment in the sector with our investment themes; for example, many current holdings are well positioned to benefit from the demand for mobility, social media, and e-commerce in emerging markets.

*	Beta is an historic measure of a fund’s relative volatility, which is one of the measures of risk; a beta of 0.5 reflects 1/2 the market’s volatility as represented by the fund’s primary benchmark, while a beta of 2.0 reflects twice the volatility.

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

www.calamos.com	23

Calamos Emerging Market Equity Fund

SECTOR WEIGHTINGS
Information Technology	25.4%
Financials	20.5
Consumer Discretionary	14.6
Consumer Staples	10.6
Industrials	6.4
Materials	6.2
Energy	5.9
Health Care	4.4
Telecommunication Services	2.9
Other	0.5
Utilities	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

•

The Fund’s underweight stance and selection in the telecom services sector also added to performance. Specifically, select holdings in the wireless telecom services industry generated strong gains ahead of index constituents.

•

From a regional perspective, the Fund trailed within emerging Asia and Latin America as holdings did not keep pace with the rally in value-oriented, cyclically sensitive businesses, particularly in many state-related enterprises where we typically hold significantly less weight than the index.

•

In terms of country effects, the Fund’s underweight stance and relative selection in Brazil detracted the most value in the year. In addition, a modest overweight and individual holdings in India held back relative returns.

•	By virtue of their quality and growth attributes, the Fund’s names in South Korea and Turkey added significant value versus positions in the index.

How is the Fund positioned?

We continue to pursue a selective approach to emerging markets. We have an emphasis on countries benefiting from positive economic and fiscal reforms, which are net commodity consumers. Given their progress with economic reforms and their relative growth prospects, we favor investments in India, Indonesia, the Philippines, select Chinese opportunities, and Mexico. While we have added select bottom-up opportunities, we remain underweight commodity-intensive and relatively lower quality economies, including Russia, Brazil, South Africa and Malaysia. In our view, fundamentals have not kept pace with the significant gains over the past year in some of these individual markets. From a sector perspective, the Fund is overweight opportunities in consumer discretionary, consumer staples, technology and health care. We have an underweight stance in financials, utilities and telecom, and selective weights in energy and materials.

From a sector standpoint, changes to our weights were relatively modest during the period. We added selectively in the materials and energy sectors. Resource prices have shown some stabilization, and production and demand fundamentals have improved for many companies. We reduced the weight in financials during the period, based mainly on security-specific rationale in addition to a somewhat less positive view of near-term opportunities.

From a bottom-up perspective, we favor companies with growth catalysts, stronger balance sheets, and high or increasing return on invested capital, underpinned by competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular themes that provide a tailwind for potential growth.

What closing thoughts do you have for Fund shareholders?

We hold a selective but relatively constructive view on opportunities in emerging markets. Emerging markets have benefited from some easing in the appreciation of the U.S. dollar, commodity price stabilization, and capital inflows. From a general perspective, emerging market equity valuations and growth characteristics are quite favorable versus developed markets. While we do not expect economic growth in emerging markets to accelerate in an environment of muted global expansion, we see improving trends in emerging market economic data. For example, purchasing manager indexes for many emerging and developed markets have converged, albeit at

24	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

a relatively modest growth level. We have also seen improvements in current account balances, for both net commodity importers and exporters.

A significant portion of the upside move in emerging market equities over the year has been driven by a rally in lower-quality, higher-beta companies. While we recognize the short-term causality of this appreciation, we expect companies with higher-quality fundamentals and more sustainable growth will regain leadership over time. We believe our active and selective investment discipline will prove beneficial to the Fund given the numerous crosscurrents and opportunities in emerging markets.

www.calamos.com	25

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	2.49%	-4.93%
With Sales Charge	-2.38	-6.55
Class C Shares – Inception 12/31/2013
Without Sales Charge	1.80	-5.61
With Sales Charge	0.80	-5.61
Class I Shares – Inception 12/31/2013	2.75	-4.71
Class R Shares – Inception 12/31/2013	2.26	-5.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 2.44%; Class C shares is 3.23%; Class I shares is 2.24%; Class R shares is 2.74%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.75%, 2.50%, 1.50% and 2.00% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund declined -1.47% (Class A shares at net asset value) versus a 1.10% return for the MSCI ACWI Growth Index and 1.79% gain for the MSCI World Index.

The Fund’s relative underperformance was due to trailing returns from January through April 2016 when yield-driven and lower-quality, higher-beta* companies led the global equity market. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged in global equity markets during this time.

Since its inception on March 1, 2007, the Fund has returned 6.01% on an annualized basis (Class A shares at net asset value) versus a 4.14% return for the MSCI World Index and a 4.99% return for the MSCI ACWI Growth Index. We believe the Fund’s track record since its inception is a testament to our focus on long-term global investing and adding value over full market cycles.

What factors influenced performance?

During the period, the Fund declined modestly in value and trailed the small gains in the MSCI ACWI Growth Index. The low-return environment for global equities reflected concerns about sluggish economic growth, central bank policy, volatility in many commodities and currencies, and event risk including the Brexit vote and national elections.

The Fund’s underperformance was driven by trailing returns during the yield-driven and eventually lower-quality, higher-beta market leadership from January through April 2016. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged by markets in the first four months of 2016. During this phase, global markets rewarded higher dividend yield, defensive-oriented companies in the early year sell-off through mid-February 2016 followed by a lower-quality, global cyclical rally through April 2016.

The Fund performance improved significantly in the pre and post-Brexit period from May 2016 through October 2016, as global equities with better fundamentals performed well. Our investments in businesses exhibiting stronger growth characteristics, increasing return on investment of capital and reasonable valuations supported these gains.

From a sector perspective, the Fund’s lagging security selection in financials detracted the most value for the period. Despite our emphasis on stronger balance sheets and quality fundamentals in the sector, we were caught in the downdraft, particularly in the investment banking and brokerage industry.

The Fund’s underweight stance and trailing selection in consumer staples also negatively impacted performance for the year. Staples outperformed because of high investor demand for dividend yield and traditionally lower volatility characteristics over much of the period.

*	Beta is an historic measure of a fund’s relative volatility, which is one of the measures of risk; a beta of 0.5 reflects 1/2 the market’s volatility as represented by the fund’s primary benchmark, while a beta of 2.0 reflects twice the volatility.

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

www.calamos.com	27

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	33.8%
Consumer Discretionary	16.9
Health Care	12.6
Industrials	9.2
Financials	7.6
Consumer Staples	7.4
Materials	4.4
Energy	3.3
Telecommunication Services	1.5
Real Estate	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s overweight position and better selection in technology added the most value to performance in the year. We continue to hold an overweight position in the sector and our core holdings exhibit solid earnings growth and cash flow generation, quality balance sheets and large addressable markets. Security selection in industrials also contributed positively to Fund returns. Portfolio positioning in the construction machinery and industrial machinery industries added notably to the return.

From a geographic perspective, holdings in the U.S. and Japan trailed those in the index. The rally in lower-quality cyclical issues in the U.S. and the strengthening yen challenged our positioning at times. Fund holdings in Europe performed relatively well and added value over the period. The Fund’s European names benefited from higher-quality attributes and diversified geographic revenues against a backdrop of significant policy uncertainty. In addition, the Fund’s modest overweight in emerging markets and better relative returns contributed positively.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on performance figures for the one-year period.

How is the Fund positioned?

Based on our outlook for low growth and episodes of higher volatility, we are favoring higher-quality companies with select investments in cyclicals. We are emphasizing investments in companies with good earnings visibility, solid cash flow generation and stronger balance sheets. We have positioned the portfolio with an emphasis on opportunities in information technology, consumer discretionary, health care, industrials and select financials. Generally, we view the valuations of global companies as attractive by historic standards, and we expect growth-oriented companies to perform well in a context of low but positive global economic growth.

The portfolio’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

From a regional perspective, we are moderately underweight the U.S., with holdings primarily focused on secular growth beneficiaries and select cyclical opportunities. We see limited upside in margins and view valuations as relatively expensive in the U.S., in particular in the more defensive and yield-oriented sectors. We have favored technology and consumer companies in the U.S. that are delivering innovation and effectively navigating the low-growth environment.

We hold a generally even-weight stance in Europe reflecting our view of stabilizing economic data, potential upside in corporate margins and continued monetary policy accommodation. We own select multinationals domiciled in Europe that emphasize global revenue exposure.

We have a modest underweight stance in Japan. Our view balances the accommodative policies and corporate reforms with persistent low economic growth and currency volatility. Overall economic data has been disappointing, but we are invested in a set of companies demonstrating improved capital allocation and positioned for growth opportunities.

Based upon improving fundamentals, increased global liquidity and stabilization in many currencies and commodities, we hold an overweight but selective stance in emerging markets. We have emphasized investments in commodity-consuming and

28	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

pro-growth reform economies overall. We anticipate continued distinctions in the near-term prospects of emerging market economies due to different growth trajectories, varying structural reform paths, and movement in currencies and commodity prices.

The portfolio’s largest allocations in absolute terms include the information technology, consumer discretionary and health care sectors. The Fund has a modest underweight in materials and energy sectors, while the smallest absolute allocations include utilities, telecom services, and real estate.

What closing thoughts do you have for Fund shareholders?

We maintain our expectation for slow and choppy economic expansion, both in the U.S. and globally. Around the world, accommodative monetary policy continues to offset global growth challenges, and we see continued opportunities in equities. Nonetheless, we are keeping a keen eye on the political environment, populist sentiment and global central bank policy actions.

Within the U.S., economic data has shown a mixed pattern of results, but we do not see signs of a contraction. Select figures on housing and manufacturing activity may be less robust but are still positive overall. While we are monitoring the impact of relatively higher energy prices on lower-income consumers, the U.S. consumer remains resilient and reflective of stronger conditions in both employment and wages. The U.S. election certainly caught most investors (and certainly the pollsters) by surprise. A new regime in the White House poses different opportunities and risks for the U.S. economy and capital markets. President-Elect Donald Trump campaigned with a focus on decreasing taxes, reducing regulations and spending on infrastructure, which could stimulate growth. Yet, implementing policies that are more protectionist in nature could have negative consequences for other businesses.

We anticipate a continued path of generally mixed economic data in the eurozone and the UK, as the region continues to navigate the path of Brexit. We continue to believe the UK’s chosen direction may have more political than lasting economic impact. On a less encouraging note, it remains difficult to foresee a meaningful departure from the muted growth environment without definitive policies to encourage entrepreneurship and responsible risk taking. Although central banks are likely to step in should conditions deteriorate markedly, their policy’s efficacy may have lessened and they have limited room to maneuver given low-to-negative interest rates.

www.calamos.com	29

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	-1.47%	6.57%	6.01%
With Sales Charge	-6.17	5.53	5.48
Class B Shares – Inception 3/1/07
Without Sales Charge	-2.22	5.78	5.36
With Sales Charge	-7.01	5.45	5.36
Class C Shares – Inception 3/1/07
Without Sales Charge	-2.23	5.77	5.22
With Sales Charge	-3.18	5.77	5.22
Class I Shares – Inception 3/1/07	-1.30	6.81	6.28
Class R Shares – Inception 3/1/07	-1.74	6.28	5.74

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.35%; Class B and C shares is 2.10%; Class I shares is 1.10%; Class R shares is 1.60%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

30	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund gained 2.26% (Class A Shares at net asset value) versus a return of 4.51% for the S&P 500 Index and 4.51% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 10.80% on an annualized basis (Class A shares at net asset value) versus a 10.02% gain for the S&P 500 Index and a 9.12% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, over the life of the Fund with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The Fund invests in a combination of stocks, convertible securities and bonds. It offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

U.S. and global equities saw a steep decline at the start of the reporting period. Energy, specifically oil, was in the midst of a dramatic price decline that began in the second half of 2014. China had surprised markets by allowing their currency to devalue, which scared investors into believing that a global slowdown could devolve into something worse.

Selling pressure abated in mid-February 2016 as economic data reported modest growth and oil prices, which had fallen by more than 70% from June 2014, began to climb. Yet in April 2016, first quarter GDP for the U.S. was initially reported at a fairly paltry 0.5% annual rate (which would be revised to a still low 1.1%). Yields, based on the 10-year U.S. Treasury, continued their decline from already low levels through June 2016. A surprise vote by the UK to leave the European trade union rattled investors in late June, but the market quickly reversed course and continued its upward trajectory from February 2016 lows.

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

www.calamos.com	31

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	22.1%
Consumer Discretionary	17.6
Financials	11.7
Health Care	11.3
Industrials	9.5
Consumer Staples	8.8
Energy	6.3
Utilities	3.7
Real Estate	2.7
Telecommunication Services	2.5
Materials	1.1
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Uncertain investors turned to higher-yielding and lower-volatility stocks within the equity market, which ran counter to our approach of seeking stocks in businesses with high or accelerating growth. When looking at the Russell 3000 Growth Index, stocks with dividend yields of 2% or greater outperformed the index by a factor of 3x–5x, while stocks with yields below 2% strongly underperformed the index.

In this environment, the Fund managed to protect assets during the market’s rapid sell-off, outperforming both the equity and convertible indices. During the market’s recovery, the Fund participated well but did not own as many value-oriented and cyclical names that the market favored as U.S. and global recessionary fears abated. Relative performance improved during the choppy markets of September and October 2016, as investors nervously awaited the upcoming U.S. election.

Overall, the Fund provided a less-volatile path for investors while participating in the equity markets. In essence, it performed well relative to the equity and convertible market indexes, but lagged because it held fewer value-oriented and perceived “safety stocks” than the S&P 500 Index.

In terms of economic sectors, selection in the consumer discretionary and telecommunications services sectors contributed most to performance versus the S&P 500 Index during the reporting period. In particular, selection in movies and entertainment as well as houseware and specialties added the most value through both stocks and convertibles. We believe the consumer to be in overall good health, but we are selective in the sector because consumer spending growth has been quite slow. In the telecommunications services sector, selection in wireless telecommunication services holdings was a source of strength.

Conversely, selection in financials and information technology hindered the result. Diversified banks holdings lagged within the financials sector, while an overweight to asset management and custody banks detracted from return.

Please describe the Fund’s participation in up- and down-markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or, as we look at the markets, in longer-term up- and down-market trends. In the chart below, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

32	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

How is the Fund positioned?

The portfolio’s largest sector weighting remains in information technology, which is also overweight to the S&P 500 Index. Health care, consumer discretionary and financials also represent larger weights within the portfolio, though health care is modestly underweight the benchmark in light of political concerns. Our positioning reflects a cautious-but-positive long-term outlook, which is always mindful of risk and our valuation discipline. Regardless of the sector, we seek to identify companies with sustainable competitive advantages, accelerating fundamentals, growth potential uncaptured by current street estimates, and identifiable catalysts for unlocking value potential. Among the themes we expect will drive growth are productivity enhancements, demographic shifts, data digitalization and security, advancements in biotechnology and genomics, and global infrastructure build-out. We remain cognizant of valuations within the portfolio and have reduced risk in higher-valued names when given the opportunity.

www.calamos.com	33

Calamos Growth and Income Fund

What closing thoughts do you have for Fund shareholders?

The U.S. election certainly caught most investors (and certainly the pollsters) by surprise. A new regime in the White House poses different opportunities and risks for the U.S. economy and capital markets. President-Elect Donald Trump campaigned with a focus on decreasing taxes, reducing regulations and spending on infrastructure, which could stimulate growth. Yet, implementing policies that are more protectionist in nature could have negative consequences for other businesses. In terms of how this ties to the Fund and its investment portfolio, infrastructure, energy and defense contractors would all be likely beneficiaries of sensible fiscal policy as would rate-sensitive financials. In light of positive business trends, we have added more cyclical growth to the portfolio as we believe the overall economic environment will be more favorable near-term.

Given political as well as fiscal and monetary policy unknowns, investors should be prepared for volatility, particularly as valuations are expensive in select segments of the market. In an environment that has been characterized by positive-but-muted economic data and highly consequential change on the horizon, we believe security selection remains paramount. And we believe the strategy employed by the Fund is well suited for this type of market environment.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

34	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	2.26%	6.61%	5.33%
With Sales Charge	-2.60	5.58	4.82
Class B Shares – Inception 9/11/00
Without Sales Charge	1.43	6.04	4.82
With Sales Charge	-3.40	5.73	4.82
Class C Shares – Inception 8/5/96
Without Sales Charge	1.39	5.80	4.54
With Sales Charge	0.44	5.80	4.54
Class I Shares – Inception 9/18/97	2.43	6.87	5.59
Class R Shares – Inception 3/1/07	2.01	6.35	5.08	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.11%; Class B and C shares is 1.86%; Class I shares is 0.86%; Class R shares is 1.36%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Global Growth and Income Fund

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund declined -0.59% (Class A shares at net asset value) versus a 2.64% return for the MSCI ACWI Index and 1.79% increase for the MSCI World Index.

The Fund’s relative underperformance was due to trailing returns from January through April 2016 when yield-driven and lower-quality, higher-beta* companies led the global equity market. Consequently, our emphasis on equities and convertibles issued by higher-growth and higher-quality businesses was challenged during this time.

Since its inception on September 9, 1996, the Fund returned 7.63% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index return of 6.34% and the MSCI World Index return of 6.42%. The Fund delivered this outperformance with less volatility as discussed below.

What factors influenced performance?

Pursuant to our risk-managed approach, the Fund provided relative resilience during market stress and experienced less volatility versus the all equity index but did not see commensurate returns over the full one-year period. A low-return environment for global equities reflected concerns about sluggish economic growth, central bank policy, volatility in many currencies and event risks including the Brexit vote and key elections.

The Fund’s underperformance was driven by trailing returns during the yield-driven and eventually lower-quality, higher-beta market leadership from January through April 2016. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged by markets in the first several months of 2016. During this phase, global markets rewarded higher dividend yield, defensive-oriented companies in the early year sell-off followed by a rally of lower-quality, global cyclicals through April 2016.

The Fund’s underweight stance and trailing selection in consumer staples negatively impacted performance for the year. The staples sector saw solid absolute returns because of high investor demand for dividend yield and traditionally lower volatility characteristics over much of the one-year period.

Security selection within industrials also detracted value during the period, as Fund holdings within the industrial conglomerates industry underperformed. Portfolio industrials holdings are diversified across a number of industries, including conglomerates, electrical components, aerospace and defense, and construction machinery.

The Fund’s overweight position in information technology added the most value to performance for the year. We continue to hold an overweight stance in the sector and our core holdings exhibit solid earnings growth and cash flow generation, quality balance sheets and large addressable markets.

Security selection in consumer discretionary also contributed positively to Fund returns. Portfolio positioning in the cable and satellite and apparel industries added notably to return. The sector positioning reflects our positive view on opportunities given its higher weight.

*	Beta is an historic measure of a fund’s relative volatility, which is one of the measures of risk; a beta of 0.5 reflects 1/2 the market’s volatility as represented by the fund’s primary benchmark, while a beta of 2.0 reflects twice the volatility.

36	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

From a geographic perspective, Fund holdings in the U.S. and Europe narrowly trailed those in the index as a consequence of the rally in lower-quality and more cyclical companies on both sides of the Atlantic. Over time, we expect Fund holdings in these regions to benefit from their higher-quality attributes and diversified geographic revenues against a backdrop of significant policy uncertainty. The Fund’s modest overweight stance in emerging markets contributed positively to returns given the stronger gains of emerging markets versus developed markets over the period.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on performance figures for the one-year period.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented portfolio that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down-market trends. In the chart below, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

SECTOR WEIGHTINGS
Information Technology	22.4%
Consumer Discretionary	18.3
Industrials	10.2
Financials	10.0
Health Care	8.5
Consumer Staples	7.7
Telecommunication Services	6.6
Energy	4.4
Materials	4.4
Real Estate	4.0
Utilities	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 9/1/96, since comparative index data is available only for full monthly periods.

www.calamos.com	37

Calamos Global Growth and Income Fund

How is the Fund positioned?

We continue to position the portfolio with the goal of participating in the global equity market’s upside, while providing resilience during periods of market declines and downside volatility. We believe that actively blending convertibles and equities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

Reflecting our outlook for low growth and episodes of higher volatility, we are favoring higher quality companies with select investments in cyclicals. We are emphasizing investments in companies with good earnings visibility, solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer companies with sustainable franchises, innovative companies in industrials and health care, and select opportunities in cyclicals and financials.

From a regional perspective, we are moderately underweight the U.S., with a blend of long-term growth beneficiaries and cyclical opportunities. We view equity valuations as relatively expensive in the U.S., particularly in the more defensive and yield-oriented sectors at period end. We continue to favor technology and consumer companies in the U.S. that are delivering innovation and effectively navigating a low-growth environment.

We have a relatively neutral positioning in Europe in the portfolio. Our positioning reflects stabilizing economic data, potential upside in corporate margins and continued monetary policy accommodation. We own select multinationals domiciled in Europe but with a greater emphasis on more global revenue exposure.

We have a slight underweight position in Japan. Japan continues to battle subpar economic growth and weak inflation but our view also incorporates the accommodative stimulus policies and effective corporate reforms. We are invested in a set of companies demonstrating improved capital allocation and positioned for growth opportunities. The portfolio holdings in Japan generated solid absolute returns but trailed those in the index during the quarter.

Based upon improving macro and earnings fundamentals, relatively attractive valuations, and a widening opportunity set, we maintain a selective and modestly overweight stance in emerging markets, emphasizing investments in innovative companies with strong ties to demand in consumption and technology. From a country perspective, we have an emphasis on investments in net commodity consuming and pro-growth reform economies overall.

From a sector standpoint, we made modest adjustments to overall sector weights during the period. We modestly increased the portfolio’s weight in materials and telecom services reflecting bottom-up opportunities, offset by an incremental decrease in technology and health care, driven also by security-specific rationale. The Fund’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. The Fund’s smallest allocations and underweight stances include utilities, energy and select positioning in financial services, as of period-end.

What closing thoughts do you have for Fund shareholders?

Global economic data points to relatively tepid conditions but perhaps not to the extent many feared in the wake of the Brexit referendum and ahead of U.S. elections. Around the world, accommodative monetary policy continues to offset global growth

38	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

challenges, and we see continued opportunities in equities and convertible securities. We are keeping a keen eye on the political environment, populist sentiment and global central bank policy actions.

Within the U.S., economic data has shown a mixed pattern of results, but we do not see signs of a contraction. Select figures on housing and manufacturing activity may be less robust but are still positive overall. While we are monitoring the impact of relatively higher energy prices on lower-income consumers, the U.S. consumer remains resilient and reflective of stronger conditions in both employment and wages. The U.S. election certainly caught most investors (and certainly the pollsters) by surprise. A new regime in the White House poses different opportunities and risks for the U.S. economy and capital markets. President-Elect Donald Trump campaigned with a focus on decreasing taxes, reducing regulations and spending on infrastructure, which could stimulate growth. Yet, implementing policies that are more protectionist in nature could have negative consequences for other businesses.

We anticipate a continued path of generally mixed economic data in the eurozone and the UK, as the region continues to navigate the path of Brexit. We continue to believe the UK’s chosen direction may have more political than lasting economic impact. On a less encouraging note, it remains difficult to foresee a meaningful departure from the muted growth environment without definitive policies to encourage entrepreneurship and responsible risk taking. Although central banks are likely to step in should conditions deteriorate markedly, their policy’s efficacy may have lessened and they have limited room to maneuver given the level of interest rates.

Overall, we remain selective in our allocation of capital and continue to execute on our time-tested process with a focus on managing risks, not returns. We believe our active investment approach and long-term perspective positions us to take advantage of the opportunities in global markets.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	39

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	-0.59%	4.08%	3.77%
With Sales Charge	-5.31	3.07	3.27
Class B Shares – Inception 9/11/00
Without Sales Charge	-1.39	3.29	3.15
With Sales Charge	-6.26	3.01	3.15
Class C Shares – Inception 9/24/96
Without Sales Charge	-1.42	3.29	2.99
With Sales Charge	-2.39	3.29	2.99
Class I Shares – Inception 9/18/97	-0.35	4.34	4.02
Class R Shares – Inception 3/1/07	-0.96	3.81	3.17	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.49%; Class B and C shares is 2.24%; Class I shares is 1.24%; Class R shares is 1.74%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

40	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 1.33% (Class A shares at net asset value) versus the BofA Merrill Lynch All U.S. Convertibles Index increase of 3.46%. For the same period, the Value Line Convertible Index rose 11.02% and the S&P 500 Index gained 4.51%.

The portfolio was underweight to convertibles with the most equity sensitivity in favor of convertibles with more balanced risk/reward attributes. As equity-sensitive convertibles benefited most from the positive return of the equity market, the portfolio’s lighter allocation to the most equity-sensitive convertibles held back the result.

Since its inception on June 21, 1985, the Fund returned 8.78% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.59% for the Value Line Convertible Index and 10.52% for the S&P 500 Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market. Since its inception, the Fund had a beta of 0.63 (Class A shares) versus the S&P 500 Index. The Fund has therefore experienced 83% of the gain of the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

Out of the gate, the annual period was marked by significant bouts of volatility as convertibles and equities saw a steep decline at the start of the reporting period. Energy, specifically oil, was in the midst of a dramatic price decline that began in the second half of 2014. China had surprised markets by allowing their currency to devalue, which frightened investors into believing that a global slowdown could devolve into something worse.

Selling pressure abated in mid-February 2016 as economic data showed modest growth and oil prices, which had fallen by more than 70% from June 2014, began to climb. Yet in April, first quarter GDP for the U.S. was initially reported at a paltry 0.5% annual rate (which would be revised to a still low 1.1%). Yields, based on the 10-year U.S. Treasury, continued their decline from already low levels through June 2016. A surprise vote by the UK to leave the European trade union rattled investors in late June, but the market quickly reversed course and continued its upward trajectory from February lows.

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than three decades of research and experience in convertible security investing

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

www.calamos.com	41

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	32.8%
Consumer Discretionary	19.5
Health Care	15.8
Real Estate	7.5
Financials	6.9
Utilities	4.5
Energy	3.7
Telecommunication Services	2.5
Industrials	2.5
Materials	1.7
Consumer Staples	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The low interest rate environment saw investors strongly favor high dividend paying stocks and small to mid-cap growth stocks—which typically offer meager dividends at best—lagged behind their large-cap and value counterparts. High yield credit spreads also narrowed over the period as J.P. Morgan reported a U.S. High Yield spread decline of 92 basis points. As all this occurred, the convertible market was not immune to the pressures that hindered equities and other risk assets. Also, because small and mid-cap growth-oriented stocks are well represented within the BofA Merrill Lynch All U.S. Convertibles Index, the convertible market shared in the added headwinds that small and mid-cap growth equities encountered.

Our goal in the Fund is to manage the hybrid characteristics of convertibles with more upside equity participation than downside over full market cycles. While we believe our approach is well positioned for the environment we expect—that is, one of both opportunity and volatility. The one-year period favored convertibles offering the most equity and credit sensitivities and our portfolio was underweight to these strong-performing areas.

From an economic sector perspective, an overweight position and security selection in the health care sector detracted from return. Holdings in the pharmaceuticals, biotechnology, and health care equipment industries lagged. Selection in energy also held back the result. Holdings in the oil and gas exploration and production industry trailed. Additionally, the portfolio lacked representation in the relatively strong-performing oil and gas storage and transportation industry.

Security selection in telecommunication services added value during the reporting period. Specifically, the portfolio’s names in wireless telecommunication services outperformed. Selection within the consumer staples sector also provided support to the annual return. Selection in the packaged foods and meats industry notably outperformed.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets. There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart that follows, you can see how the Convertible Fund performed compared to the U.S. equity and convertible markets through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

42	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

How is the Fund positioned?

Our positioning favors convertibles offered by issuers having high-quality consistent growth. We also selectively include issuers with cyclical growth attributes. From a sector standpoint, we view information technology companies among the most attractive, as we believe valuations are reasonable, fundamentals are strong, balance sheets are solid, and merger and acquisition activity remains robust, while secular trends provide tailwinds. Within the consumer area, we are emphasizing companies with sustainable franchises over traditional brick-and-mortar businesses. The global search for income has resulted in full valuations for many yield-oriented “bond surrogates,” leading us to selectively focus on bottom-up opportunities in consumer staples, materials, and telecom services. We have a majority of exposure in the balanced portion of the convertible market and have been selective within the higher equity-sensitive portion of the market, particularly on areas with less margin of safety in underling equity valuations. We have also sought convertibles with higher quality balance sheets and/or improving credits.

www.calamos.com	43

Calamos Convertible Fund

Do you have any closing thoughts for shareholders?

Around the world, accommodative monetary policy continues to offset global growth challenges, and we see continued opportunities in equities and convertible securities. As we look forward, we are keeping a keen eye on the political environment, populist sentiment and global central bank policy actions. Given political as well as fiscal and monetary policy unknowns, investors should be prepared for volatility, particularly as valuations are expensive in many segments of the market. In an environment characterized by positive-but-muted economic data and highly consequential events on the horizon, security selection remains paramount.

We believe the case for actively managed convertible securities remains compelling in an environment of slow growth. Convertibles allow us to pursue equity participation with less exposure to downside volatility, providing an alternative to more richly valued defensive equities. In addition, convertibles tend to outperform traditional fixed income securities in a rising rate environment. Convertible issuance has seen a brisk uptick and we continue to find a breadth of securities that offer the balance of equity and fixed income characteristics we seek.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

44	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	1.33%	4.88%	4.52%
With Sales Charge	-3.50	3.87	4.01
Class B Shares – Inception 9/11/00
Without Sales Charge	0.60	4.09	3.89
With Sales Charge	-4.27	3.79	3.89
Class C Shares – Inception 7/5/96
Without Sales Charge	0.62	4.10	3.75
With Sales Charge	-0.34	4.10	3.75
Class I Shares – Inception 6/25/97	1.64	5.15	4.79
Class R Shares – Inception 3/1/07	1.10	4.62	4.20	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.13%; Class B and C shares is 1.88%; Class I shares is 0.88%; Class R shares is 1.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	45

Calamos Global Convertible Fund

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

¡	Provides broadly diversified exposure to the global convertible bond universe

¡	Leverages more than 30 years of research in convertible security investing

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

¡	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 1.27% (Class A shares at net asset value) versus the BofA Merrill Lynch Global 300 Convertible Index return of 5.01%. Since its inception on December 31, 2014, the Fund increased 0.69% versus a 4.08% gain by the index.

The benchmark BofA Merrill Lynch Global 300 Convertible Index was led by the strong performance of convertibles with the greatest equity sensitivity. We have been significantly underweight to these convertibles relative to the index as they do not offer downside protection when their underlying equities retreat.

What factors influenced performance?

Out of the gate, the annual period was marked by significant bouts of volatility as convertibles and equities saw a steep decline at the start of the reporting period. Energy, specifically oil, was in the midst of a dramatic price decline that began in the second half of 2014. China had surprised markets by allowing their currency to devalue, which frightened investors into believing that a global slowdown could devolve into something worse.

Selling pressure abated in mid-February 2016 as economic data showed modest growth, and oil prices, which had fallen by more than 70% from June 2014, began to climb. Yet in April, first quarter GDP for the U.S. was initially reported at a paltry 0.5% annual rate (which would be revised to a still low 1.1%). Yields, based on the 10-year U.S. Treasury, continued their decline from already low levels through June 2016. A surprise vote by the UK to leave the European trade union rattled investors in late June, but the market quickly reversed course and continued its upward trajectory from February lows.

The low interest rate environment led investors to strongly favor high dividend paying stocks. High yield credit spreads also narrowed over the period as J.P. Morgan reported a U.S. High Yield spread decline of 92 basis points. As all this occurred, the convertible market was not immune to the pressures that hindered equities and other risk assets. Also, because small and mid-cap growth-oriented stocks are well represented within the convertible index, the convertible market shared in the added headwinds that small and mid-cap growth equities encountered.

Our goal in the Fund is to manage the hybrid characteristics of convertibles with more upside equity participation than downside over full market cycles. We believe our approach is well positioned for the environment, one of both opportunity and volatility. However, the one-year period favored convertibles offering the most equity sensitivity and our portfolio was underrepresented in these securities.

From an economic sector perspective, the portfolio’s selection in health care held back the result as our pharmaceuticals, health care equipment and managed health care industry names with stronger balance sheets lagged behind those with more aggressive, higher-risk attributes. Security selection in the financials and consumer discretionary sectors also detracted from return. Conversely, an underweight position in

46	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

energy along with strong selection in oil and gas exploration and production names added value during the period. Strong selection in the integrated telecom services industry within the telecom services sector also added value.

Security selection in Europe and emerging Europe and South Africa detracted from performance. The portfolio was also underweight to the Japanese yen, which rallied strongly relative to the U.S. dollar and detracted from performance during the period.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on performance figures for the one-year period.

How is the Fund positioned?

Our positioning favors convertibles offered by issuers having high-quality consistent growth. We also selectively include issuers with cyclical growth attributes. From a sector standpoint, the portfolio’s heaviest allocation is in information technology, though we are currently underweight this sector relative to the BofA Merrill Lynch Global 300 Convertible Index. We view information technology companies among the most attractive as we believe valuations are more reasonable, fundamentals are strong, balance sheets are solid, and merger and acquisition activity remains robust, while secular trends provide tailwinds. Our largest overweight allocation has gone to consumer discretionary where we are emphasizing companies with sustainable franchises over traditional brick-and-mortar businesses. The global search for income has resulted in full valuations for many yield-oriented “bond surrogates,” leading us to be selective and focused on bottom up opportunities in consumer staples and materials.

Regionally, we have positioned the portfolio with a relatively heavy weight to the United States as the U.S. dollar has strengthened. In turn, we are relatively underweight to Europe and Japan. We have favored convertible holdings in the balanced portion of the convertible market, which offers the most attractive risk/reward profile. In the same vein, we have sought convertibles with higher quality balance sheets and/or improving credits. In parallel, we have been selective within the higher equity-sensitive portion of the market, particularly in areas with less margin of safety in underling equity valuations.

Do you have any closing thoughts for shareholders?

We maintain our expectation for slow global economic expansion as economic data points to slow growth. Accommodative monetary policy by the world’s central banks has continued to offset global growth challenges, and we see continued opportunities in equities and convertible securities. As we look forward, we are keeping a keen eye on the political environment, populist sentiment and global central bank policy actions. Given political as well as fiscal and monetary policy unknowns, investors should be prepared for volatility, particularly as valuations are expensive in many segments of the market. In an environment characterized by positive but muted economic data and highly consequential events on the horizon, security selection remains paramount. We believe the case for actively managed convertible securities remains compelling. Convertibles allow us to pursue equity participation with less exposure to downside volatility, providing an alternative to more richly valued defensive equities. In addition, convertibles tend to outperform traditional fixed income securities in a rising rate environment. Convertible issuance has seen a brisk uptick and we continue to find a breadth of securities that offer the balance of equity and fixed income characteristics we seek.

SECTOR WEIGHTINGS
Information Technology	19.9%
Consumer Discretionary	16.8
Financials	14.3
Health Care	13.2
Industrials	11.8
Real Estate	6.5
Telecommunication Services	5.1
Energy	4.0
Utilities	2.0
Materials	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	47

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	1.27%	0.69%
With Sales Charge	-3.59	-1.95
Class C Shares – Inception 12/31/2014
Without Sales Charge	0.50	-0.02
With Sales Charge	-0.50	-0.02
Class I Shares – Inception 12/31/2014	1.60	1.03
Class R Shares – Inception 12/31/2014	1.08	0.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 2.31%; Class C shares is 2.89%; Class I shares is 1.80%; Class R shares is 2.93%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2017, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

48	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, Calamos Total Return Bond Fund gained 4.35% (Class A shares at net asset value) performing in line with the 4.37% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.66% on an annualized basis (Class A shares at net asset value) versus a 4.82% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The reporting period was characterized by two distinct markets: a risk-off market from November 1, 2015 to February 15, 2016 and a risk-on market from February 16, 2016 to October 31, 2016.

The portfolio benefited from its overweight to corporate bonds and especially its overweight to below investment grade bonds. Corporates outperformed within the Bloomberg Barclays U.S. Aggregate Bond Index which returned 7.23% during the period. According to Bloomberg Barclays, BBB spreads narrowed by 43 basis points while BB spreads declined 66 basis points.

The portfolio held a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index. However, longer-duration names outperformed. During the period, the 10+ year sector returned 10.99% versus the 4.37% overall index return. The 30-Year Treasury saw its yield decline 35 basis points to 2.58%, while 3-Year and 5-Year Treasury yields fell 5 basis points and 21 basis points to 1.00% and 1.32%, respectively.

How is the Fund positioned?

The Fund’s duration of 5.0 years is shorter than the 5.8 year duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio is overweight to corporate debt as we see this as the most-attractive segment of the bond market at present. Additionally, we continue to seek opportunities in the high yield market and will adjust our exposure based on fundamentals and valuations.

We remain underweight to the energy and metals and mining sectors given our concerns regarding commodity price volatility.

Within corporate bonds, the portfolio has its heaviest weightings in the financials, consumer discretionary and information technology sectors. Our lightest positions reside in utilities, materials and consumer staples.

What are your closing thoughts for shareholders?

We continue to expect that the combination of moderate economic growth and low U.S. Treasury yields will support the corporate bond asset class. The European Central Bank’s purchase program and negative interest rates in many parts of the world may also bolster demand for the asset class as investors seek higher yields. However, swings

OVERVIEW

The fund invests in a diversified portfolio of fixed income instruments, seeking total return consistent with capital preservation.

KEY FEATURES

◾	Flexible mandate allows us to invest across the fixed income universe with a focus on investment grade credit, high yield credit and U.S. Treasury securities

◾	Dynamic investment process combines rigorous, fundamental credit research with top-down macro views

◾	Employs proprietary high yield research to identify securities with the best potential to migrate to investment-grade status, ahead of ratings agency upgrades

PORTFOLIO FIT

The fund offers broad, diversified exposure to the U.S. investment grade bond market with opportunistic allocation to high yield securities.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

www.calamos.com	49

Calamos Total Return Bond Fund

ASSET ALLOCATION
Corporate Bonds	92.8%
U.S. Government and Agency Securities	5.7
Cash and Receivables/Payables	1.4
Investment of Cash Collateral for Securities Loaned	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

in commodity prices, heightened fears arising from nationalism (Brexit as one example), angst over growth prospects for the Chinese economy, ramifications of the U.S. presidential election and lackluster corporate earnings may add volatility to the credit markets. After a rally in January 2016, U.S. rates remained range bound since early February. While the consensus view is for the range trade to continue, recent commentary from the Federal Reserve makes us wonder whether markets are underestimating the willingness of the Fed to hike interest rates, which could put upward pressure on rates. Although our short-duration bias has hurt performance through period end, we continue to maintain a cautious outlook. Additionally, we continue to see the best risk-adjusted opportunities to be found in corporate bonds, and we’ll opportunistically adjust positioning based on fundamentals and valuations.

50	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	4.35%	2.77%	4.66%
With Sales Charge	0.43	2.00	4.23
Class B Shares – Inception 6/27/07
Without Sales Charge	3.57	2.01	3.99
With Sales Charge	0.07	1.79	3.99
Class C Shares – Inception 6/27/07
Without Sales Charge	3.57	2.03	3.88
With Sales Charge	2.57	2.03	3.88
Class I Shares – Inception 6/27/07	4.60	3.05	4.93
Class R Shares – Inception 6/27/07	3.89	2.48	4.38

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.12%; Class B and C shares is 1.87%; Class I shares is 0.87%; Class R shares is 1.37%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 0.90%, 1.65%, 1.65%, 0.65% and 1.15% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	51

Calamos High Income Fund

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

◾	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

◾	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

◾	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 5.26% (Class A shares at net asset value) versus a gain of 8.92% for the BofA Merrill BB-B U.S. High Yield Constrained Index and 10.22% for the Credit Suisse US High Yield Index.

The Fund underperformed versus the BofA Merrill BB-B U.S. High Yield Constrained Index and Credit Suisse US High Yield Index largely because of our underweight to and selection in the energy sector. The sector lagged early in the reporting period as an oversupply of oil drove prices downward, but after bottoming out in mid-February, oil prices rallied through the end of the reporting period. We were underweight as defaults by energy companies became more likely.

Since its inception on August 2, 1999, the Fund gained 6.09% on an annualized basis (Class A shares at net asset value) versus a 6.66% return for the BofA ML BB-B U.S. High Yield Constrained Index.

What factors influenced performance?

The one-year reporting period was characterized by two distinct markets: a risk-off market from November 1, 2015 to February 15, 2016 and a risk-on market from February 16, 2016 to October 31, 2016. In the risk-off period, the higher quality BofA Merrill Lynch BB-B U.S. High Yield Constrained Index return was -7.7%. The Fund (Class A shares at net asset value) return for this period was -8.4%, slightly underperforming the higher-quality benchmark. In the risk-on period that followed on the heels of Fed Chair Janet Yellen’s Congressional testimony, the higher-quality BofA Merrill Lynch BB-B U.S. High Yield Constrained Index return was 18.0%. The return for the Calamos High Income Fund for this period was 14.9%, underperforming the benchmark by 310 basis points, which represents a majority of the underperformance for the one-year period. The Fund did benefit from an overall narrowing of credit spreads during the period.

High yield credit spreads widened into mid-February before declining towards the end of the period. According to Bloomberg Barclays, the CCC segment of the market saw credit spreads peaking to near 1,500 basis points in February before narrowing back down to 932 basis points at the end of the period. For the full period, CCC credit spreads narrowed by 92 basis points, B credit spreads narrowed by 100 basis points, and BB credit spreads narrowed by 66 basis points. Narrowing credit spreads were beneficial to the high yield asset class altogether as well as the Fund. The Fund also benefited as the yield curve flattened during the period. The 5-Year Treasury yield, for example, declined by 21 basis points to 1.31%.

The underperformance of the Fund versus its benchmark was largely due to an underweight position and selection in the energy sector. The sector saw weakness early in the period as oil prices declined after OPEC members, during a November 2015 meeting, decided not to cut production and stabilize prices. After bottoming out in mid-February, oil prices rallied through the end of the period though we were underweight given concerns over elevated default activity in the sector, which held back the Fund’s return. Security selection in telecom services (alternative carriers and

52	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

integrated telecommunication services) and materials (light allocation to the strong-performing diversified metals and mining industry) also held back the Fund’s return. The Fund benefited from its selection in the industrials and financials sectors. In industrials, the holdings in construction machinery and heavy trucks as well as construction and engineering areas outperformed. In financials, the Fund benefited from its lack of holdings in banking-related industries.

How is the Fund positioned?

We remain overweight industries that will generate solid fundamentals absent a robust U.S. economy and remain underweight those businesses that are secularly challenged. One other area of focus for us continues to be the rising star high yield issues that we believe the rating agencies will upgrade to investment grade in the near term. Pinpointing these opportunities before the rating agencies has proven to be a significant source of alpha historically. While we certainly are cognizant of the strong technical demand for the asset class, we remain vigilant in our bottom-up credit selection process and continue to be highly discerning in our CCC-and-below holdings. Careful risk-adjusted security selection will be critical to relative performance over the next year.

From a credit-quality perspective, the Fund is positioned relatively underweight the BB credit tier while relatively overweight to the B and CCC tiers. We believe that the BB credit tier has the highest amount of interest rate sensitivity should the Federal Reserve increase interest rates. In a similar respect, we also maintain a lower overall duration (4.7 years versus 5.0 years) in the portfolio relative to the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index.

What are your closing thoughts for shareholders?

Global technical demand for the high yield asset class remains elevated due to a number of factors, including OPEC’s preliminary agreement on decreasing oil production, the Fed’s patience in hiking the fed funds rate, and the trailing one-year default rate declining in September. We have witnessed significant credit spread contractions and bottoming interest rates. Additionally, the Fed has signaled that it may begin to raise interest rates. Against this backdrop, we believe that high yield investors are receiving relatively attractive yields, but expect that the forward opportunity in the asset class will come more from bottom-up security selection than from a further decline in credit spreads or narrowing interest rates. Although default rates have moderated somewhat, issuer fundamentals remain challenged. This combined with stretched valuations leads us to temper our return expectations for the asset class over the next year. However, we would expect any sell-off to be moderate barring an unexpected U.S. recession. In the meantime, supportive central banks around the globe as well as continuing low global rates implore investors to continue their search for yield.

SECTOR WEIGHTINGS
Consumer Discretionary	23.9%
Industrials	18.7
Energy	10.1
Health Care	9.6
Telecommunication Services	8.8
Information Technology	8.6
Materials	7.6
Financials	4.9
Consumer Staples	3.6
Real Estate	1.4
Utilities	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	53

Calamos High Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

54	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	5.26%	4.65%	5.03%
With Sales Charge	0.26	3.65	4.53
Class B Shares – Inception 12/21/00
Without Sales Charge	4.38	3.87	4.41
With Sales Charge	-0.62	3.55	4.41
Class C Shares – Inception 12/21/00
Without Sales Charge	4.35	3.86	4.24
With Sales Charge	3.35	3.86	4.24
Class I Shares – Inception 3/1/02	5.41	4.89	5.29
Class R Shares – Inception 3/1/07	4.90	4.38	4.51	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.29%; Class B shares is 2.03%; C shares is 2.04%; Class I shares is 1.04%; Class R shares is 1.54%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch BB-B US High Yield Constrained Index tracks the performance of BB and B rated high yield bonds.

The Credit Suisse US High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	55

Calamos Market Neutral Income Fund

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

◾	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

◾	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

◾	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, the Fund returned 3.16% (Class A shares at net asset value) versus a 4.84% return for the Bloomberg Barclays U.S. Government/Credit Bond Index and a 0.18% return for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 5-year and 10-year periods as of October 31, 2016, the Fund’s A share return ranked in the 7th percentile and 14th percentile, respectively, in the Morningstar Market Neutral category peer group.* Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included spikes of volatility. Since its inception on September 4, 1990, the Fund gained 6.38% on an annualized basis (Class A shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 6.37% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.61%.

What factors influenced performance?

The convertible arbitrage and covered call writing facets of the Market Neutral Income Fund performed positively during the reporting period and contributed to the overall Fund return.

The reporting period witnessed spikes in volatility as the CBOE Volatility Index (VIX) reached a high of 28.14 on February 11, 2016, after China surprised the market with a currency devaluation and commodity prices sharply sold off on concerns of a slowing global economy. The VIX also spiked in mid-June after a surprise vote by the UK to leave the European Union generated temporary angst. As the covered call strategy derives benefits from increasing volatility, the Fund was able to benefit from the “W” market pattern. The VIX increased from 15.07 at the beginning of the period to 17.06 at the end but trended below its long-term average near 20 during the greater part of the period.

The covered call writing strategy benefited from volatility in the market which afforded the opportunity to rebalance the portfolio and actively trade the options in the portfolio. One factor that detracted from the covered call writing allocation was the elevated option skew**, which raised the cost of puts purchased to a high level relative to the premium received from calls written. This elevated option skew is measured by the Credit Suisse “Fear Barometer” Index, which compares the relative value of calls versus puts. Credit Suisse index’s current level of 35.69 remains well above the historical average of approximately 20.

The convertible arbitrage strategy also benefited from the volatility observed during the period as the environment provided an opportunity to add value through gamma trading†.

*	Data is as of 10/31/16. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A shares were in the 25th, 22nd, 7th, and 14th percentiles of 137, 107, 72 and 37 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

**	Skew describes asymmetry from the normal distribution in a set of statistical data.

†	Gamma is the rate of change in an option’s delta per $1 change in the underlying asset’s price. Gamma trading involves scalping or taking profits on small price changes via hedges.

56	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

As the equity market declined around the China currency devaluation and the Brexit vote, for example, we were able to generate trading profits as we opportunistically adjusted existing hedges while also establishing new ones.

The Fund benefited slightly in December 2015 when the Federal Reserve raised the fed funds rate. This resulted in the net carry on our short positions changing from a slight negative to a slight positive relative to the cost of borrowing. Credit spreads, which narrowed 92 basis points over the period, also helped performance. A flattening yield curve also benefited return, as the yield on the 5-year Treasury declined from 1.52% to 1.31%.

How is the Fund positioned?

At the end of the reporting period, the Fund had roughly equal allocations between convertible arbitrage (50.5%) and covered call writing (49.5%) as both strategies provide a comparable though complementary return opportunity going forward in our view. Given the elevated option skew discussed above, we have found put spreads to be a valuable tool. By using slightly closer-to-the-money calls and adding near-the-money put spreads, we are able to construct a more effective hedge that has a delta and profile similar to our historical hedge.

Do you have any closing thoughts for shareholders?

As we look forward, we continue to forecast elevated levels of volatility in the markets. Election year politics, geopolitical events, instability in commodity prices, and continued concerns about a slowing global economy are among just a few items that have the potential to fuel volatility. We remain optimistic about this environment being favorable to the Fund. The Fund derives benefits from “volatility in volatility” through rebalancing opportunities in convertible arbitrage or by receiving higher call premiums in the covered call allocation. With regard to the portfolio allocation, the Fund has lower correlations to other asset classes, and investor portfolios should benefit as the Fund can provide stability in a market environment that turns increasingly volatile. Additionally, when used within a fixed income allocation, the Fund has historically provided bond-like returns with bond-like risk without having bond-like interest rate sensitivity.

SECTOR WEIGHTINGS
Information Technology	31.9%
Consumer Discretionary	15.4
Health Care	12.7
Financials	7.8
Industrials	6.7
Energy	5.7
Consumer Staples	5.2
Telecommunication Services	3.8
Real Estate	2.9
Materials	2.3
Utilities	2.2
Other	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

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Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.16%	3.74%	3.14%
With Sales Charge	-1.72	2.74	2.64
Class B Shares – Inception 9/11/00
Without Sales Charge	2.38	2.95	2.53
With Sales Charge	-2.62	2.59	2.53
Class C Shares – Inception 2/16/00
Without Sales Charge	2.41	2.97	2.37
With Sales Charge	1.41	2.97	2.37
Class I Shares – Inception 5/10/00	3.38	3.98	3.39
Class R Shares – Inception 3/1/07	2.84	3.46	2.76	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.23%; Class B and C shares is 1.98%; Class I shares is 0.98%; Class R shares is 1.48%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Morningstar Market Neutral Category represent funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The S&P 500 Volatility Index or VIX (based on its CBOE ticker symbol) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

58	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, Calamos Hedged Equity Income Fund gained 2.79% (Class A shares at net asset value) versus the S&P 500 Index gain of 4.51% and the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.37%. Since its inception on December 31, 2014, the Fund gained 1.88% on an annualized basis (Class A shares at net asset value) versus 3.94% for the S&P 500 Index and 3.00% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher. While there were spikes of volatility during the period, especially in February, volatility on average was low, which inhibited performance.

What factors influenced performance?

The reporting period witnessed spikes in volatility as the CBOE Volatility Index (VIX) reached a high of 28.14 on February 11, 2016, after China surprised the market with a currency devaluation and commodity prices sharply sold off on concerns of a slowing global economy. The VIX also spiked in mid-June after a surprise vote by the UK to leave the European Union generated temporary angst. As the covered call strategy derives benefits from increasing volatility, the Fund was able to benefit from the “W” market pattern. The VIX increased from 15.07 at the beginning of the period to 17.06 at the end but trended below its long-term average near 20 during the greater part of the period.

During the period, the Fund benefited from volatility in the market which afforded the opportunity to rebalance the portfolio and actively trade the options in the portfolio. One factor that detracted from the covered call writing allocation was the elevated option skew*, which raised the cost of puts purchased to a high level relative to the premium received from calls written. This elevated option skew is noted by the Credit Suisse “Fear Barometer” Index that compares the relative value of calls versus puts. Credit Suisse index’s current level of 35.69 remains well above the historical average of approximately 20.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on performance figures for the one-year period.

How is the Fund positioned?

Option Positioning. The call and put quantities are frequently adjusted to maintain a balanced risk/reward. At the end of the reporting period (and excluding any out-of-the-money long call options), the portfolio was positioned with roughly 91% calls written against the equity basket versus a 53% put hedge. Given the elevated option skew discussed above, we have found call and put spreads to be valuable tools. Buying deep out-of-the-money calls, writing slightly closer-to-the-money calls and adding near-the-money put spreads, we are able to construct a more effective hedge that still has a delta (change in the price of an option to its underlying asset) and profile similar to our historical hedge. Calls written were roughly 0.6% out of the money on average with 50 days to expiration, while the puts purchased averaged 6.0% out of the money with 44 days to expiration.

*	Skew describes asymmetry from the normal distribution in a set of statistical data.

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

◾	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

◾	Option-based risk-management strategy attempts to lower the volatility of equity investments

◾	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX
R Shares	CRHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672
R Shares	128120664

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Calamos Hedged Equity Income Fund

SECTOR WEIGHTINGS
Information Technology	22.8%
Health Care	13.6
Financials	13.3
Consumer Discretionary	11.7
Consumer Staples	9.5
Industrials	9.1
Energy	7.6
Other	4.2
Utilities	3.4
Telecommunication Services	2.6
Materials	2.6
Real Estate	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Sector Positioning. At the end of the reporting period, the equity basket was slightly overweight to the information technology and energy sectors. Slight underweight positions were held in the industrials, real estate, consumer discretionary and consumer staples sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to large-cap (>$25 billion) holdings and a lighter weight to small-cap ($1 billion to $12 billion) and mid-cap ($12 billion to $25 billion) names.

What are your closing thoughts for shareholders?

As we look forward, we continue to forecast elevated levels of volatility in the markets. Election year politics, geopolitical events, instability in commodity prices, and continued concerns about a slowing global economy are among just a few factors that have the potential to fuel volatility. We remain optimistic about this environment being favorable to the Fund. We believe the Fund can derive benefits from “volatility in volatility” through the rebalancing of option strategies or by receiving higher call premiums in the covered call allocation.

60	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	2.79%	1.88%
With Sales Charge	-2.11	-0.80
Class C Shares – Inception 12/31/2014
Without Sales Charge	1.92	1.09
With Sales Charge	0.92	1.09
Class I Shares – Inception 12/31/2014	3.02	2.13
Class R Shares – Inception 12/31/2014	2.41	1.60

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 3.06%; Class C shares is 3.80%; Class I shares is 2.81%; Class R shares is 3.30%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	61

Calamos Phineus Long/Short Fund

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2016, Calamos Phineus Long/Short Fund (and for the period prior to April 5, 2016, its predecessor fund) declined -3.30% (Class A shares at net asset value) versus the HFRI Equity Hedge Index return of 2.47%. The MSCI World Index increased 1.79% and the S&P 500 Index rose 4.51% over the period.

Our overall hedge on consumer staples proved beneficial as investors began to cycle out of that sector toward the end of the period. However, it did not make up for a run up in the sector earlier in the year. In addition, certain long holdings in European equities had not come to fruition as expected during the period. These factors contributed to underperformance relative to the index for the period. Overall, the fund sustained negative performance in the first part of the period, experienced up and down months in the middle, but made a strong comeback in the final four months and was continuing to perform well at the time of writing.

Since its inception on May 1, 2002 through April 30, 2016, the Fund (and for the period prior to April 5, 2016, its predecessor fund) returned 11.08% (Class A shares at net asset value) and strongly outperformed both the MSCI World Index and S&P 500 Index, which returned 6.56% and 6.96%, respectively, over the same period.

What is your rationale behind launching the Calamos Phineus Long/Short Fund?

Calamos Phineus Long/Short Fund offers our clients access to a world class, institutionally managed global equity portfolio that has exhibited outstanding performance by the same portfolio manager over its 14-year history. Given the market environment of sluggish growth, low interest rates and sporadic episodes of high volatility, the Calamos Phineus Long/Short Fund offers a compelling alternative to traditional long-only equity managers in a strategy that has generated returns in excess of the S&P 500 and the MSCI World indices since inception, with lower volatility. The Fund serves to broaden the Calamos suite of alternative investments within the global equity class.

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

•	A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

•	An inclusive framework for identifying potential returns and associated risks. The framework accounts for stock, industry, style, country and market factors.

•

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

62	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

What factors influenced performance?

The 12-month period under review witnessed a high degree of volatility and uncertainty. While the S&P 500 Index had modest gains over this period, most overseas markets struggled to make progress. Much of this reflects the recent profit recession in the U.S., concern over the timing of future interest rate hikes by the Federal Reserve, uncertainty regarding the ramifications of the 2016 U.S. presidential election, and a growing awareness of deflationary risks in China and emerging economies. The latter combined with the translation effect of a strong U.S. dollar have negatively impacted the foreign sales and earnings of many U.S. companies.

Long selection in the financials, information technology and industrials sectors provided the largest contribution to performance, while short exposure in consumer staples and long positions in European equities hindered performance. Notable contributors during the period included long positions in Bank of America 3.6%*, JPMorgan Chase 4.1%* (financials), Alphabet, Inc. 3.4%*, Apple, Inc. 3.3%* (information technology), and United Continental Holdings 3.3%* and Delta Airlines 0.3%* (industrials). Detractors included long positions in Greek GREK 7.4%* and Vietnamese VNM equity 1.8%* ETFs, a long position in Anthem, Inc. 2.0%* (health care) and short positions in Colgate Palmolive -1.9%* (consumer staples) and a consumer staples sector XLP ETF -4.5%*.

How is the Fund positioned in the context of the global financial cycle?

The Fund’s delta-adjusted† gross exposure, or the sum of long and short positions, totaled 170.54% at period end. The net delta adjusted exposure, or the long positions less the short positions, totaled 16.92%. The team gradually increased the long exposure on the view that market participants have assumed an overly negative outlook for the U.S. economy. Therefore, holdings in financials were increased as these seem poised to benefit materially from economic expansion and rising interest rates. The team believes the U.S. economy remains on sound footing and regards consumer staples and other “safety stocks” as particularly vulnerable. While many investors have chased yield and defensive stability, we continue to maintain short exposures to these areas. The Fund also maintains a hedge against health care as the sector appears to be losing its growth character. Many pharmaceuticals have relied upon debt-financed deals for growth as well as overly aggressive and politically charged price increases. We continue to maintain select positive exposure in the information technology space where the fundamentals of individual names remain robust. We maintain modest positions in both Europe and emerging markets as we believe that global GDP growth is bottoming and could surprise on the upside in the coming year. We think the mix of ongoing U.S. expansion, European recovery and stabilization in emerging markets could create a positive inflection in the earning cycle through 2018.

*	% of net assets as of 10/31/16

†	Delta is the ratio of change in price of an option to the change in price of the underlying asset.

SECTOR WEIGHTINGS
Financials	33.9%
Other	19.6
Information Technology	12.9
Industrials	10.2
Consumer Discretionary	8.5
Real Estate	2.4
Health Care	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Phineus Long/Short Fund

The profit recession of recent quarters, which has contributed to the pervasive mood of uncertainty, has been driven by stress in specific global industries, such as the energy and commodities complex, as well as the strong U.S. dollar. The resilience of the U.S. consumer in particular has prevented this from pushing the overall economy into recession.

Another source of market volatility has been the timing of the Federal Reserve’s next hike in interest rates. Notably, the Fed has emphasized its gradualist intentions, with no desire to disrupt the U.S. expansion or the nascent recovery in labor income. And more recently, the Fed acknowledged the potential ‘blow back’ from overseas weakness and, thereby, reined in expectations for an eventual move to higher rates. In our view, the Fed seems to be saying that it would only raise rates when it is confident this would no longer lead to a stronger U.S. dollar. The Fed, we believe, continues to seek out higher inflation as a clue that the economy can accept further rate increases. If much needed global infrastructure spending can serve as a catalyst for growth, it may provide the needed cover.

What are your closing thoughts for the coming year?

Collapsing oil prices, tighter U.S. monetary policy and the uncertain health of an indebted Chinese economy played on the nerves of investors for the first half of 2016. All have shown distinct improvement since mid-year.

In our view, this equity malaise reflected a profit recession that has probably ended. An improving earnings cycle will reframe the past 18 months as a typical mid-cycle U.S. slowdown. We believe that recession risks in the U.S. are low until 2018, with U.S. households continuing to benefit from both lower energy costs and improving housing prices. We further believe that infrastructure development, which has large bi-partisan support, would be a win/win if implemented. Both political parties are supportive of fiscal initiatives in general.

Based on the U.S. election, it appears populism has won. This belief in the power of regular people and their right to assume control over their government has historically been associated with an unmistakable and colorful mood amid domestically focused politics. These policies have inevitably aimed for the renewal of the average worker, including “protecting” labor from mercantilist trade. Populist policy does not strangle an economic expansion with tight money. And populist policy does not sign trade deals that ignore domestic industries. In short, populism has been associated historically with reflationary impulses and we believe that is the case today.

Globally, post Brexit, there has been a rotational shift in the markets that we believe is supported by improving cyclical fundamentals. Meanwhile, the European Central Bank monetary prescription has resolved the euro crisis. In addition, conditions in emerging markets are slowly improving and have probably seen the worst. China faces a steady deceleration of its growth potential, but not a collapse. The changing nature of Chinese growth is negative for global heavy industries like commodities and energy.

We believe all these factors support the bull case for equities. The world has suffered a series of rolling debt crises since 2008 and we are approaching the end of that process, which means there may be the potential for greater growth in equities. This is the scenario we favor. In our view, it is time to focus on what could go right for the global economy, and the coming year could be a respectable one for U.S. and European stocks in particular.

64	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 5, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 5, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, C and I share expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

www.calamos.com	65

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/16

SINCE INCEPTION
Class A Shares – Inception 4/6/2016
Without Sales Charge	7.70%
With Sales Charge	2.58
Class C Shares – Inception 4/6/2016
Without Sales Charge	7.30
With Sales Charge	6.30
Class I Shares – Inception 4/6/2016	8.00

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 4/5/16, the Fund’s gross expense ratio for Class A shares is 3.65%; Class C shares is 4.40%; Class I shares is 3.40%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

66	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2016 to October 31, 2016, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2016 to October 31, 2016, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	67

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2016 and held through October 31, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.79	$10.58	$10.58	$5.53	$8.06
Actual – Ending Balance	$1,017.20	$1,013.40	$1,013.50	$1,018.60	$1,016.00

Hypothetical Expenses per $1,000*	$6.80	$10.58	$10.58	$5.53	$8.06
Hypothetical – Ending Value	$1,018.40	$1,014.63	$1,014.63	$1,019.66	$1,017.14

Annualized expense ratio(1)	1.34%	2.09%	2.09%	1.09%	1.59%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.53	$9.31	$9.31	$4.26	$6.79
Actual – Ending Balance	$1,016.90	$1,013.10	$1,013.30	$1,018.10	$1,015.50

Hypothetical Expenses per $1,000*	$5.53	$9.32	$9.32	$4.27	$6.80
Hypothetical – Ending Value	$1,019.66	$1,015.89	$1,015.89	$1,020.91	$1,018.40

Annualized expense ratio(1)	1.09%	1.84%	1.84%	0.84%	1.34%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.74	$—	$10.55	$5.47	$7.97
Actual – Ending Balance	$1,032.20	$—	$1,028.00	$1,033.50	$1,032.00

Hypothetical Expenses per $1,000*	$6.70	$—	$10.48	$5.43	$7.91
Hypothetical – Ending Value	$1,018.50	$—	$1,014.73	$1,019.76	$1,017.29

Annualized expense ratio(1)	1.32%	—	2.07%	1.07%	1.56%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.12	$10.96	$10.91	$5.85	$8.38
Actual – Ending Balance	$1,022.10	$1,017.90	$1,017.90	$1,023.50	$1,021.30

Hypothetical Expenses per $1,000*	$7.10	$10.94	$10.89	$5.84	$8.36
Hypothetical – Ending Value	$1,018.10	$1,014.28	$1,014.33	$1,019.36	$1,016.84

Annualized expense ratio(1)	1.40%	2.16%	2.15%	1.15%	1.65%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.39	$12.21	$12.21	$7.12	$9.67
Actual – Ending Balance	$1,035.90	$1,033.10	$1,033.10	$1,037.40	$1,035.40

Hypothetical Expenses per $1,000*	$8.31	$12.09	$12.09	$7.05	$9.58
Hypothetical – Ending Value	$1,016.89	$1,013.12	$1,013.12	$1,018.15	$1,015.64

Annualized expense ratio(1)	1.64%	2.39%	2.39%	1.39%	1.89%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.26	$—	$12.17	$6.97	$9.55
Actual – Ending Balance	$1,053.90	$—	$1,050.70	$1,055.10	$1,052.70

Hypothetical Expenses per $1,000*	$8.11	$—	$11.94	$6.85	$9.37
Hypothetical – Ending Value	$1,017.09	$—	$1,013.27	$1,018.35	$1,015.84

Annualized expense ratio(1)	1.60%	—	2.36%	1.35%	1.85%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(1)	Annualized Expense Ratios for all Funds are adjusted to reflect fee waiver.

68	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2016 and held through October 31, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.08	$10.98	$10.93	$5.73	$8.36
Actual – Ending Balance	$1,054.60	$1,050.40	$1,050.50	$1,055.40	$1,052.60

Hypothetical Expenses per $1,000*	$6.95	$10.79	$10.74	$5.63	$8.21
Hypothetical – Ending Value	$1,018.25	$1,014.43	$1,014.48	$1,019.56	$1,016.99

Annualized expense ratio(1)	1.37%	2.13%	2.12%	1.11%	1.62%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.68	$9.49	$9.49	$4.40	$6.95
Actual – Ending Balance	$1,034.30	$1,030.30	$1,030.20	$1,035.10	$1,032.90

Hypothetical Expenses per $1,000*	$5.63	$9.42	$9.42	$4.37	$6.90
Hypothetical – Ending Value	$1,019.56	$1,015.79	$1,015.79	$1,020.81	$1,018.30

Annualized expense ratio(1)	1.11%	1.86%	1.86%	0.86%	1.36%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.34	$11.18	$11.13	$6.06	$8.60
Actual – Ending Balance	$1,026.70	$1,021.60	$1,021.40	$1,027.20	$1,024.60

Hypothetical Expenses per $1,000*	$7.30	$11.14	$11.09	$6.04	$8.57
Hypothetical – Ending Value	$1,017.90	$1,014.08	$1,014.13	$1,019.15	$1,016.64

Annualized expense ratio(1)	1.44%	2.20%	2.19%	1.19%	1.69%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.87	$9.71	$9.72	$4.59	$7.15
Actual – Ending Balance	$1,048.90	$1,044.70	$1,045.20	$1,049.80	$1,047.10

Hypothetical Expenses per $1,000*	$5.79	$9.58	$9.58	$4.52	$7.05
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.66	$1,018.15

Annualized expense ratio(1)	1.14%	1.89%	1.89%	0.89%	1.39%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.83	$—	$10.63	$5.56	$8.10
Actual – Ending Balance	$1,026.90	$—	$1,024.10	$1,029.20	$1,026.30

Hypothetical Expenses per $1,000*	$6.80	$—	$10.58	$5.53	$8.06
Hypothetical – Ending Value	$1,018.40	$—	$1,014.63	$1,019.66	$1,017.14

Annualized expense ratio(1)	1.34%	—	2.09%	1.09%	1.59%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.36	$8.20	$8.15	$3.09	$5.56
Actual – Ending Balance	$1,015.70	$1,012.90	$1,012.90	$1,017.90	$1,012.50

Hypothetical Expenses per $1,000*	$4.37	$8.21	$8.16	$3.10	$5.58
Hypothetical – Ending Value	$1,020.81	$1,016.99	$1,017.04	$1,022.07	$1,019.61

Annualized expense ratio(1)	0.86%	1.62%	1.61%	0.61%	1.10%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.83	$10.75	$10.69	$5.54	$7.97
Actual – Ending Balance	$1,059.70	$1,055.70	$1,055.40	$1,059.90	$1,058.70

Hypothetical Expenses per $1,000*	$6.70	$10.53	$10.48	$5.43	$7.81
Hypothetical – Ending Value	$1,018.50	$1,014.68	$1,014.73	$1,019.76	$1,017.39

Annualized expense ratio(1)	1.32%	2.08%	2.07%	1.07%	1.54%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(1)	Annualized Expense Ratios for all Funds are adjusted to reflect fee waiver.

www.calamos.com	69

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2016 and held through October 31, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.32	$10.17	$10.17	$5.05	$7.63
Actual – Ending Balance	$1,026.80	$1,022.50	$1,022.40	$1,027.60	$1,024.80

Hypothetical Expenses per $1,000*	$6.29	$10.13	$10.13	$5.03	$7.61
Hypothetical – Ending Value	$1,018.90	$1,015.08	$1,015.08	$1,020.16	$1,017.60

Annualized expense ratio(1) (2)	1.24%	2.00%	2.00%	0.99%	1.50%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$6.12	$—	$9.93	$4.85	$7.39
Actual – Ending Balance	$1,029.80	$—	$1,025.40	$1,031.00	$1,028.50

Hypothetical Expenses per $1,000*	$6.09	$—	$9.88	$4.82	$7.35
Hypothetical – Ending Value	$1,019.10	$—	$1,015.33	$1,020.36	$1,017.85

Annualized expense ratio(1)	1.20%	—	1.95%	0.95%	1.45%
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$15.28	$—	$18.81	$14.34	$—
Actual – Ending Balance	$1,026.70	$—	$1,022.90	$1,029.60	$—

Hypothetical Expenses per $1,000*	$15.16	$—	$18.66	$14.20	$—
Hypothetical – Ending Value	$1,010.06	$—	$1,006.54	$1,011.01	$—

Annualized expense ratio(1)(2)	3.00%	—	3.70%	2.81%	—

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(1)	Annualized Expense Ratios for all Funds are adjusted to reflect fee waiver.

(2)	Includes 0.14% and 1.00% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

70	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.9%)
	Consumer Discretionary (15.6%)
40,548	Adient plc#	$1,845,340
71,620	Amazon.com, Inc.#	56,566,908
289,600	Columbia Sportswear Company	16,402,944
772,235	Comcast Corp. - Class A	47,739,568
330,200	DISH Network Corp.#	19,336,512
150,325	Dollar General Corp.	10,385,954
86,900	Expedia, Inc.	11,230,087
231,800	Home Depot, Inc.	28,281,918
405,481	Johnson Controls International plc	16,348,994
199,760	Liberty Broadband Corp.#	12,974,412
94,800	Panera Bread Company - Class A#^	18,084,048
939,400	PulteGroup, Inc.	17,472,840
381,600	Starbucks Corp.	20,251,512
227,400	Time Warner, Inc.	20,236,326

		297,157,363

	Consumer Staples (5.0%)
115,900	Constellation Brands, Inc.	19,369,208
533,865	Mondelez International, Inc. - Class A	23,991,893
177,650	Monster Beverage Corp.#	25,642,001
471,250	Reynolds American, Inc.	25,956,450

		94,959,552

	Energy (3.5%)
73,000	Concho Resources, Inc.#	9,266,620
546,100	Newfield Exploration Company#	22,166,199
112,750	Pioneer Natural Resources Company	20,184,505
199,900	Schlumberger, Ltd.	15,638,177

		67,255,501

	Financials (4.5%)
264,700	CBOE Holdings, Inc.	16,731,687
536,900	E*TRADE Financial Corp.#	15,119,104
123,200	Intercontinental Exchange, Inc.	33,312,048
159,475	S&P Global, Inc.	19,432,029

		84,594,868

	Health Care (12.6%)
358,718	Acadia Healthcare Company, Inc.#^	12,899,499
158,100	Aetna, Inc.	16,972,035
116,600	Alexion Pharmaceuticals, Inc.#	15,216,300
43,730	Allergan, PLC#	9,136,946
711,125	Baxter International, Inc.	33,842,439
187,860	BioMarin Pharmaceutical, Inc.#	15,126,487
151,750	Celgene Corp.#	15,505,815
70,300	DexCom, Inc.#	5,500,272
218,000	Edwards Lifesciences Corp.#	20,757,960
430,658	Hologic, Inc.#	15,507,995
153,100	Incyte Corp.#	13,315,107

NUMBER OF SHARES		VALUE
25,900	Intuitive Surgical, Inc.#	$17,406,872
120,400	Jazz Pharmaceuticals, PLC#	13,180,188
719,100	Zoetis, Inc.	34,372,980

		238,740,895

	Industrials (11.4%)
171,700	Allegion, PLC	10,961,328
225,300	Beacon Roofing Supply, Inc.#	9,471,612
284,400	BWX Technologies, Inc.	11,154,168
922,000	CSX Corp.	28,130,220
252,000	Genesee & Wyoming, Inc. - Class A#	17,120,880
70,600	Lockheed Martin Corp.	17,394,428
475,500	Masco Corp.	14,683,440
117,650	Northrop Grumman Corp.	26,941,850
170,150	Raytheon Company	23,244,191
229,800	United Parcel Service, Inc. - Class B	24,763,248
446,700	Waste Connections, Inc.	33,596,307

		217,461,672

	Information Technology (39.7%)
501,950	Activision Blizzard, Inc.	21,669,181
208,900	Alphabet, Inc. - Class A#	169,188,110
1,262,250	Apple, Inc.	143,315,865
357,600	Applied Materials, Inc.	10,399,008
140,200	CommVault Systems, Inc.#	7,500,700
93,630	CoStar Group, Inc.#	17,520,046
104,041	Dolby Laboratories, Inc.	4,951,311
177,400	Electronic Arts, Inc.#	13,929,448
609,100	Facebook, Inc. - Class A#	79,786,009
263,050	Fidelity National Information Services, Inc.	19,444,656
127,850	FleetCor Technologies, Inc.#	22,412,105
875,125	InterXion Holding, NV#	32,580,904
140,900	Intuit, Inc.	15,321,466
458,300	Micron Technology, Inc.#	7,864,428
663,900	Microsoft Corp.	39,780,888
143,305	NXP Semiconductors, NV#	14,330,500
103,060	Paycom Software, Inc.#	5,331,294
232,100	QUALCOMM, Inc.	15,949,912
379,250	Sabre Corp.	9,796,027
198,300	Salesforce.com, Inc.#	14,904,228
192,950	Skyworks Solutions, Inc.	14,845,573
91,720	Ultimate Software Group, Inc.#	19,352,003
642,800	Visa, Inc. - Class A^	53,037,428

		753,211,090

	Materials (1.4%)
125,400	Eagle Materials, Inc.	10,153,638
139,700	Vulcan Materials Company	15,814,040

		25,967,678

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
	Real Estate (1.0%)
209,720	Crown Castle International Corp.	$19,082,423

	Telecommunication Services (1.2%)
124,600	T-Mobile USA, Inc.#	6,196,358
530,900	Zayo Group Holdings, Inc.#	17,084,362

		23,280,720

	TOTAL COMMON STOCKS (Cost $1,471,123,814)	1,821,711,762

SHORT TERM INVESTMENTS (4.6%)
43,511,650	Fidelity Prime Money Market Fund - Institutional Class	43,529,055
43,422,254	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	43,422,254

	TOTAL SHORT TERM INVESTMENTS (Cost $86,943,083)	86,951,309

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
1,019,890	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	1,019,890
	Federal Home Loan Bank Discount Notes
4,248,585	0.000%, 11/04/16	4,248,585
2,548,768	0.000%, 11/15/16	2,548,768
6,799,266	Goldman Sachs Financial Square Government Fund	6,799,266

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $14,616,509)	14,616,509

TOTAL INVESTMENTS (101.3%) (Cost $1,572,683,406)		1,923,279,580

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(14,616,509)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(9,407,818)

NET ASSETS (100.0%)		$1,899,255,253

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 1,037,461 United States Treasury Bond, 3.00%, 05/15/45.

72	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Opportunistic Value Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.7%)
	Consumer Discretionary (5.3%)
3,600	Carnival Corp.	$176,760
3,500	Comcast Corp. - Class A	216,370
4,200	Dick’s Sporting Goods, Inc.	233,730
6,900	Discovery Communications, Inc. - Class A#	180,159
2,700	Foot Locker, Inc.	180,279
13,400	Ford Motor Company	157,316
4,810	General Motors Company, Inc.	151,996
14,000	Gentex Corp.	236,740
2,600	Genuine Parts Company	235,534
1,200	Lear Corp.	147,336
840	Mohawk Industries, Inc.#	154,812
1,490	PVH Corp.	159,400
4,700	Target Corp.	323,031
3,600	Time Warner, Inc.	320,364

		2,873,827

	Consumer Staples (8.8%)
3,640	Brown-Forman Corp. - Class B	168,059
2,440	Colgate-Palmolive Company	174,118
2,300	CVS Health Corp.	193,430
1,240	JM Smucker Company	162,824
1,370	Kimberly-Clark Corp.	156,742
12,750	Mondelez International, Inc. - Class A	572,985
5,680	Philip Morris International, Inc.	547,779
15,150	Procter & Gamble Company	1,315,020
2,720	Tyson Foods, Inc. - Class A	192,712
10,600	Wal-Mart Stores, Inc.	742,212
6,215	Walgreens Boots Alliance, Inc.	514,167

		4,740,048

	Energy (13.7%)
4,030	Anadarko Petroleum Corp.	239,543
2,850	Apache Corp.	169,518
3,500	Baker Hughes, Inc.	193,900
10,000	Chevron Corp.	1,047,500
1,200	Concho Resources, Inc.#	152,328
6,820	ConocoPhillips	296,329
6,188	Devon Energy Corp.	234,463
3,360	Dril-Quip, Inc.#	159,600
3,730	EOG Resources, Inc.	337,267
22,100	Exxon Mobil Corp.	1,841,372
6,030	FMC Technologies, Inc.#	194,588
6,045	Halliburton Company	278,070
7,970	Kinder Morgan, Inc.	162,827
4,460	Occidental Petroleum Corp.	325,179
3,100	Phillips 66	251,565

NUMBER OF SHARES		VALUE
1,450	Pioneer Natural Resources Company	$259,579
11,500	Rowan Companies, Inc.#	152,605
7,895	Schlumberger, Ltd.	617,626
2,050	Tesoro Corp.	174,188
3,010	Valero Energy Corp.	178,312
3,815	World Fuel Services Corp.	153,554

		7,419,913

	Financials (23.3%)
2,980	Allstate Corp.	202,342
7,400	American Express Company	491,508
3,490	American International Group, Inc.	215,333
1,400	American National Insurance Company	164,024
60,500	Bank of America Corp.	998,250
2,570	Bank of Hawaii Corp.	193,136
3,630	Bank of New York Mellon Corp.	157,070
10,461	Berkshire Hathaway, Inc. - Class B#	1,509,522
980	BlackRock, Inc.	334,415
6,805	Brown & Brown, Inc.	250,832
2,220	Capital One Financial Corp.	164,369
5,080	Charles Schwab Corp.	161,036
1,080	Chubb Corp.	137,160
2,675	Cincinnati Financial Corp.	189,337
16,920	Citigroup, Inc.	831,618
4,295	Commerce Bancshares, Inc.	213,977
2,400	Cullen/Frost Bankers, Inc.	182,376
6,900	Discover Financial Services	388,677
5,055	First American Financial Corp.	197,448
1,310	Goldman Sachs Group, Inc.	233,494
20,095	JPMorgan Chase & Company	1,391,780
4,540	Morgan Stanley	152,408
6,390	Principal Financial Group, Inc.	348,894
8,340	Progressive Corp.	262,794
2,035	Reinsurance Group of America, Inc.	219,495
4,930	SunTrust Banks, Inc.	222,984
6,590	Synovus Financial Corp.	217,931
3,335	Torchmark Corp.	211,472
5,425	Unum Group	192,045
11,300	US Bancorp	505,788
26,740	Wells Fargo & Company	1,230,308
5,865	Western Alliance Bancorp#	219,116
3,630	WR Berkley Corp.	207,273

		12,598,212

	Health Care (11.1%)
4,750	Abbott Laboratories	186,390
4,020	Agilent Technologies, Inc.	175,151
3,715	Baxter International, Inc.	176,797
2,800	Cardinal Health, Inc.	192,332

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Opportunistic Value Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
13,950	Johnson & Johnson	$1,618,061
4,920	Medtronic, PLC	403,538
17,270	Merck & Company, Inc.	1,014,094
3,415	PerkinElmer, Inc.	173,789
36,760	Pfizer, Inc.	1,165,660
2,195	Quest Diagnostics, Inc.	178,761
990	Teleflex, Inc.	141,699
1,450	UnitedHealth Group, Inc.	204,929
1,840	Universal Health Services, Inc. - Class B	222,106
1,500	WellCare Health Plans, Inc.#	170,265

		6,023,572

	Industrials (9.8%)
1,300	Boeing Company	185,159
1,700	Carlisle Companies, Inc.	178,245
2,850	Cummins, Inc.	364,287
2,440	DCT Industrial Trust, Inc.	114,070
5,300	Eaton Corp., PLC	337,981
1,700	General Dynamics Corp.	256,258
35,470	General Electric Company	1,032,177
1,890	IDEX Corp.	163,372
2,615	Ingersoll-Rand, PLC	175,963
16,700	JetBlue Airways Corp.#	291,916
1,120	Lennox International, Inc.	163,397
2,370	MSC Industrial Direct Company, Inc. - Class A	172,536
3,240	Owens Corning	158,047
1,965	Parker-Hannifin Corp.	241,204
505	Raytheon Company	68,988
3,800	Spirit AeroSystems Holdings, Inc., - Class A#	191,368
1,630	Stanley Black & Decker, Inc.	185,559
5,900	Union Pacific Corp.	520,262
1,650	United Parcel Service, Inc. - Class B	177,804
2,030	United Technologies Corp.	207,466
2,870	Xylem, Inc.	138,707

		5,324,766

	Information Technology (10.0%)
1,950	Accenture, PLC - Class A	226,668
3,350	Analog Devices, Inc.	214,735
2,100	Ansys, Inc.#	191,835
2,001	Apple, Inc.	227,193
5,495	Applied Materials, Inc.	159,795
5,250	CA, Inc.	161,385
32,700	Cisco Systems, Inc.	1,003,236
6,700	FLIR Systems, Inc.	220,564
23,600	Intel Corp.	822,932
1,660	International Business Machines Corp.	255,125

NUMBER OF SHARES		VALUE
1,660	Lam Research Corp.	$160,788
3,700	Leidos Holdings, Inc.	153,809
4,700	Oracle Corp.	180,574
3,600	Paychex, Inc.	198,720
8,600	QUALCOMM, Inc.	590,992
3,900	Synopsys, Inc.#	231,309
2,345	VMware, Inc. - Class A#	184,317
4,100	Xilinx, Inc.	208,567

		5,392,544

	Materials (2.9%)
1,150	Air Products & Chemicals, Inc.	153,433
3,630	Cabot Corp.	189,268
4,500	Dow Chemical Company	242,145
2,295	E.I. du Pont de Nemours and Company	157,873
14,050	Graphic Packaging Holding Company	175,625
930	Martin Marietta Materials, Inc.	172,404
415	NewMarket Corp.	166,378
4,500	Newmont Mining Corp.	166,680
2,390	Reliance Steel & Aluminum Company	164,384

		1,588,190

	Real Estate (5.1%)
1,850	AvalonBay Communities, Inc.	316,683
1,040	Boston Properties, Inc.	125,299
1,950	Digital Realty Trust, Inc.	182,189
4,100	Equity Residential	253,175
7,900	General Growth Properties, Inc.	197,105
3,800	HCP, Inc.	130,150
10,700	Host Hotels & Resorts, Inc.	165,636
1,150	Mid-America Apartment Communities, Inc.	106,663
5,000	Prologis, Inc.	260,800
1,720	Realty Income Corp.	101,893
1,800	SL Green Realty Corp.	176,796
2,940	Tanger Factory Outlet Centers, Inc.	102,312
2,020	Ventas, Inc.	136,855
2,030	Vornado Realty Trust	188,343
3,000	Welltower, Inc.	205,590
4,570	Weyerhaeuser Company	136,780

		2,786,269

	Telecommunication Services (3.5%)
29,380	AT&T, Inc.	1,080,890
7,800	CenturyLink, Inc.	207,324
3,520	Level 3 Communications, Inc.#	197,648
8,785	Verizon Communications, Inc.	422,559

		1,908,421

74	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
	Utilities (6.2%)
3,480	Ameren Corp.	$173,826
2,715	American Electric Power Company, Inc.	176,041
2,270	American Water Works Company, Inc.	168,071
4,055	CMS Energy Corp.	170,918
2,480	Dominion Resources, Inc.	186,496
4,200	Duke Energy Corp.	336,084
3,400	Edison International	249,832
4,345	Exelon Corp.	148,034
2,883	Fortis Inc/Canada	94,706
6,220	Great Plains Energy, Inc.	176,897
2,620	NextEra Energy, Inc.	335,360
2,790	PG&E Corp.	173,315
3,800	PPL Corp.	130,492
5,450	Public Service Enterprise Group, Inc.	229,336
5,010	Southern Company	258,366
3,860	UGI Corp.	178,679
2,850	WEC Energy Group, Inc.	170,202

		3,356,655

	TOTAL COMMON STOCKS (Cost $52,083,528)	54,012,417

SHORT TERM INVESTMENTS (0.6%)
151,013	Fidelity Prime Money Market Fund - Institutional Class	151,073
150,920	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	150,920

	TOTAL SHORT TERM INVESTMENTS (Cost $301,993)	301,993

TOTAL INVESTMENTS (100.3%) (Cost $52,385,521)		54,314,410

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(163,883)

NET ASSETS (100.0%)		$54,150,527

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	75

Dividend Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.5%)
	Consumer Discretionary (11.6%)
755	Amazon.com, Inc.#	$596,314
383	Charter Communications, Inc.#	95,708
5,300	Comcast Corp. - Class A	327,646
9,715	Ford Motor Company	114,054
4,115	General Motors Company, Inc.	130,034
2,600	Home Depot, Inc.	317,226
3,500	Lowe’s Companies, Inc.	233,275
2,920	McDonald’s Corp.	328,705
3,100	Nike, Inc. - Class B	155,558
2,050	Omnicom Group, Inc.	163,631
130	Priceline Group, Inc.#	191,650
1,205	Royal Caribbean Cruises, Ltd.	92,628
5,500	Starbucks Corp.	291,885
2,525	Target Corp.	173,543
2,700	Time Warner, Inc.	240,273
3,100	Walt Disney Company	287,339

		3,739,469

	Consumer Staples (9.9%)
4,450	Altria Group, Inc.	294,234
7,700	Coca-Cola Company	326,480
1,750	Costco Wholesale Corp.	258,773
2,475	CVS Health Corp.	208,148
5,450	Mondelez International, Inc. - Class A	244,923
5,000	PepsiCo, Inc.	536,000
3,500	Philip Morris International, Inc.	337,540
2,870	Procter & Gamble Company	249,116
3,555	Reynolds American, Inc.	195,809
2,400	Wal-Mart Stores, Inc.	168,048
4,325	Walgreens Boots Alliance, Inc.	357,807

		3,176,878

	Energy (7.9%)
3,350	Anadarko Petroleum Corp.	199,124
3,200	Chevron Corp.	335,200
3,400	ConocoPhillips	147,730
1,770	EOG Resources, Inc.	160,043
7,650	Exxon Mobil Corp.	637,398
4,050	Halliburton Company	186,300
3,000	Hess Corp.	143,910
1,750	Marathon Petroleum Corp.	76,283
2,450	Occidental Petroleum Corp.	178,629
2,100	Phillips 66	170,415
3,865	Schlumberger, Ltd.	302,359

		2,537,391

NUMBER OF SHARES		VALUE
	Financials (14.2%)
2,025	American Express Company	$134,501
5,850	American International Group, Inc.	360,945
18,800	Bank of America Corp.	310,200
8,850	Bank of New York Mellon Corp.	382,939
9,570	BB&T Corp.	375,144
3,255	Berkshire Hathaway, Inc. - Class B#	469,696
7,900	Charles Schwab Corp.	250,430
5,715	Citigroup, Inc.	280,892
800	Goldman Sachs Group, Inc.	142,592
1,225	Intercontinental Exchange, Inc.	331,228
9,750	JPMorgan Chase & Company	675,285
4,300	MetLife, Inc.	201,928
955	PNC Financial Services Group, Inc.	91,298
1,800	Prudential Financial, Inc.	152,622
800	Travelers Companies, Inc.	86,544
7,260	Wells Fargo & Company~	334,033

		4,580,277

	Health Care (13.5%)
4,850	Abbott Laboratories	190,314
3,200	AbbVie, Inc.	178,496
630	Allergan, PLC#	131,632
1,400	Amgen, Inc.	197,624
675	Anthem, Inc.	82,256
1,900	Baxter International, Inc.	90,421
350	Biogen, Inc.#	98,063
3,200	Bristol-Myers Squibb Company	162,912
2,665	Cardinal Health, Inc.	183,059
2,175	Celgene Corp.#	222,242
3,250	Gilead Sciences, Inc.	239,297
480	Illumina, Inc.#	65,347
4,500	Johnson & Johnson~	521,955
760	Laboratory Corp. of America Holdings#	95,258
2,170	Medtronic, PLC	177,983
6,350	Merck & Company, Inc.	372,872
20,550	Pfizer, Inc.	651,640
1,475	Stryker Corp.	170,141
1,020	Thermo Fisher Scientific, Inc.	149,971
1,535	UnitedHealth Group, Inc.	216,942
1,500	Zimmer Biomet Holdings, Inc.	158,100

		4,356,525

	Industrials (9.1%)
2,350	Boeing Company	334,710
8,480	CSX Corp.	258,725
3,475	Delta Air Lines, Inc.	145,151
3,300	Eaton Corp., PLC	210,441
17,250	General Electric Company	501,975

76	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
4,360	Honeywell International, Inc.	$478,205
2,000	Ingersoll-Rand, PLC	134,580
705	Lockheed Martin Corp.	173,698
1,615	Stanley Black & Decker, Inc.	183,851
1,600	Union Pacific Corp.	141,088
975	United Parcel Service, Inc. - Class B	105,066
2,600	United Technologies Corp.	265,720

		2,933,210

	Information Technology (22.8%)
1,785	Accenture, PLC - Class A	207,488
175	Alphabet, Inc. - Class A#	141,733
1,002	Alphabet, Inc. - Class C#	786,109
10,750	Apple, Inc.	1,220,555
8,295	Cisco Systems, Inc.	254,491
2,100	Electronic Arts, Inc.#	164,892
5,050	Facebook, Inc. - Class A#	661,499
10,375	Intel Corp.	361,776
1,695	International Business Machines Corp.	260,505
2,400	Lam Research Corp.	232,464
2,900	MasterCard, Inc. - Class A	310,358
17,335	Microsoft Corp.	1,038,713
3,300	NVIDIA Corp.	234,828
5,150	QUALCOMM, Inc.	353,908
1,300	Red Hat, Inc.#	100,685
3,300	Salesforce.com, Inc.#	248,028
3,000	Texas Instruments, Inc.	212,550
4,650	Visa, Inc. - Class A	383,671
3,750	Xilinx, Inc.	190,763

		7,365,016

	Materials (2.5%)
1,700	Avery Dennison Corp.	118,643
5,350	Dow Chemical Company	287,884
4,300	E.I. du Pont de Nemours and Company	295,797
1,200	LyondellBasell Industries, NV - Class A	95,460

		797,784

	Real Estate (1.9%)
4,400	American Tower Corp.	515,636
1,050	Crown Castle International Corp.	95,540

		611,176

	Telecommunication Services (2.8%)
11,800	AT&T, Inc.	434,122
9,900	Verizon Communications, Inc.	476,190

		910,312

	Utilities (3.3%)
2,220	Dominion Resources, Inc.	166,944
2,100	Duke Energy Corp.	168,042

NUMBER OF SHARES		VALUE
9,500	Exelon Corp.	$323,665
3,100	NextEra Energy, Inc.	396,800

		1,055,451

	TOTAL COMMON STOCKS (Cost $30,192,184)	32,063,489

SHORT TERM INVESTMENTS (0.2%)
30,399	Fidelity Prime Money Market Fund - Institutional Class	30,411
30,406	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	30,406

	TOTAL SHORT TERM INVESTMENTS (Cost $60,817)	60,817

TOTAL INVESTMENTS (99.7%) (Cost $30,253,001)		32,124,306

OTHER ASSETS, LESS LIABILITIES (0.3%)		102,139

NET ASSETS (100.0%)		$32,226,445

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $234,850.

See accompanying Notes to Financial Statements	www.calamos.com	77

International Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.2%)
		Consumer Discretionary (14.5%)
54,100	GBP	ASOS, PLC#	$3,472,878
3,552,900	IDR	Astra International, Tbk PT	2,241,553
129,900		Ctrip.com International, Ltd.#	5,735,085
56,350		Delphi Automotive, PLC	3,666,695
728,500	GBP	Domino’s Pizza Group, PLC	3,029,017
489,300	HKD	Galaxy Entertainment Group, Ltd.	2,003,501
815,685	INR	Motherson Sumi Systems, Ltd.	4,045,052
46,300	ZAR	Naspers, Ltd. - Class N	7,754,336
50,300	DKK	Pandora, A/S	6,541,795
30,800	EUR	SEB, SA	4,533,002
54,800	JPY	Toyota Motor Corp.	3,178,771
178,000	TWD	Tung Thih Electronic Company, Ltd.	2,597,071
49,000	EUR	Zalando, SE#*	2,154,760
279,000	INR	Zee Entertainment Enterprises, Ltd.	2,163,940

			53,117,456

		Consumer Staples (11.6%)
34,600	EUR	Anheuser-Busch InBev SA/NV	3,971,035
65,200	GBP	British American Tobacco, PLC	3,736,806
266,000	GBP	Diageo, PLC	7,080,003
100,000	GBP	Fevertree Drinks, PLC	1,179,486
79,900	JPY	Japan Tobacco, Inc.	3,037,808
129,650	EUR	Jeronimo Martins SGPS, SA	2,227,792
79,600	CHF	Nestlé, SA	5,772,107
40,200	CAD	Premium Brands Holdings Corp.	1,945,413
42,850	GBP	Reckitt Benckiser Group, PLC	3,833,385
235,900	AUD	Treasury Wine Estates, Ltd.	1,923,144
89,960	EUR	Unilever, NV^	3,762,666
1,839,779	MXN	Wal-Mart de Mexico SAB de CV	3,891,559

			42,361,204

		Energy (4.1%)
96,000	CAD	Canadian Natural Resources, Ltd.	3,046,835
93,000		Schlumberger, Ltd.	7,275,390
99,000	EUR	TOTAL, SA	4,742,587

			15,064,812

		Financials (10.7%)
888,400	HKD	AIA Group, Ltd.	5,588,931
62,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA	3,701,854
357,935	BRL	BM&Fbovespa, SA	2,108,138
700,000	GBP	Hastings Group Holdings, PLC*	1,872,084
265,000	INR	Housing Development Finance Corp., Ltd.	5,463,754
321,000	EUR	ING Groep, NV	4,213,774
57,600	EUR	KBC Group, NV#	3,511,357
703,600	JPY	Kenedix, Inc.	2,958,298

NUMBER OF SHARES			VALUE
4,800	CHF	Partners Group Holding, AG	$2,429,954
203,826	EUR	PATRIZIA Immobilien, AG#	4,219,117
81,000	JPY	Tokio Marine Holdings, Inc.	3,194,914

			39,262,175

		Health Care (12.8%)
255,700	EUR	Amplifon S.p.A	2,701,795
167,800	JPY	Chugai Pharmaceutical Company, Ltd.	5,718,276
13,600	EUR	DBV Technologies, SA#	937,729
73,700	EUR	Fresenius, SE & Company KGaA	5,445,489
186,000	DKK	H Lundbeck, A/S#	5,994,500
1,686,700	AUD	Healthscope, Ltd.	2,829,410
110,400	GBP	Hikma Pharmaceuticals, PLC	2,367,896
10,600	KRW	Hugel, Inc.#	3,174,052
99,000		LivaNova, PLC#^	5,611,320
37,500	CHF	Novartis, AG	2,661,284
29,960	CHF	Roche Holding, AG	6,881,264
32,600	EUR	Sartorius, AG	2,566,160

			46,889,175

		Industrials (12.8%)
42,800	CAD	Canadian National Railway Company	2,690,596
5,700	CHF	dorma+kaba Holding AG#	3,960,836
41,000	JPY	FANUC Corp.	7,694,097
95,760	EUR	KION Group, AG	5,785,850
155,000	INR	Larsen & Toubro, Ltd.	3,419,740
158,600	JPY	MISUMI Group, Inc.	2,892,535
50,400	JPY	Nidec Corp.	4,876,708
52,250	EUR	Safran, SA	3,595,394
55,700	EUR	Schneider Electric, SE	3,745,832
41,635	EUR	Thales, SA	3,917,228
203,225	GBP	Weir Group, PLC	4,221,551

			46,800,367

		Information Technology (24.4%)
72,564		Alibaba Group Holding, Ltd.#	7,379,033
36,900	EUR	ASML Holding, NV	3,903,799
17,500		Baidu, Inc.#	3,095,050
19,000		Broadcom, Ltd.	3,235,320
5,000	JPY	Keyence Corp.	3,665,457
7,400	KRW	NAVER Corp.	5,536,425
27,300		NXP Semiconductors, NV#	2,730,000
115,000		Orbotech, Ltd.#	3,151,000
1,350	KRW	Samsung Electronics Co., Ltd.	1,930,943
90,300	EUR	SAP SE	7,955,381
183,500	JPY	Square Enix Holdings Company, Ltd.	6,070,055
1,969,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	11,816,671
113,000	CHF	Temenos Group, AG#	7,297,713
417,700	HKD	Tencent Holdings, Ltd.	11,070,026

78	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
637,865	INR	Vakrangee, Ltd.	$2,406,803
24,301	EUR	XING, AG	4,956,313
144,550		Yandex, NV - Class A#	2,846,190

			89,046,179

		Materials (4.5%)
159,300	SEK	Boliden, AB	3,692,010
46,000	KRW	Kolon Industries, Inc.	2,988,179
29,700	EUR	Koninklijke DSM, NV	1,908,953
234,100	AUD	Newcrest Mining, Ltd.	4,098,959
149,300	CAD	Silver Wheaton Corp.	3,597,537

			16,285,638

		Real Estate (0.8%)
82,152	EUR	Vonovia, SE	2,896,262

		Telecommunication Services (1.0%)
82,700	JPY	Nippon Telegraph & Telephone Corp.	3,666,657

		TOTAL COMMON STOCKS (Cost $326,260,555)	355,389,925

SHORT TERM INVESTMENTS (1.9%)
3,579,000		Fidelity Prime Money Market Fund - Institutional Class	3,580,432
3,579,293		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,579,293

		TOTAL SHORT TERM INVESTMENTS (Cost $7,159,725)	7,159,725

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.4%)
350,214		Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	350,214
		Federal Home Loan Bank Discount Notes
1,458,898		0.000%, 11/04/16	1,458,898
875,208		0.000%, 11/15/16	875,208
2,334,763		Goldman Sachs Financial Square Government Fund	2,334,763

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,019,083)	5,019,083

TOTAL INVESTMENTS (100.5%) (Cost $338,439,363)			367,568,733

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.4%)			(5,019,083)

OTHER ASSETS, LESS LIABILITIES (0.9%)			3,099,933

NET ASSETS (100.0%)			$365,649,583

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank, N.A.	European Monetary Unit	11/30/16	15,849,000	$17,417,758	$(148,832)

					$(148,832)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 356,248 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	79

International Growth Fund    Schedule of Investments October 31, 2016

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$87,354,129	23.8%
US Dollar	56,903,891	15.5%
Japanese Yen	46,953,576	12.8%
British Pound Sterling	30,793,106	8.4%
Swiss Franc	29,003,158	7.9%
Hong Kong Dollar	18,662,458	5.1%
Indian Rupee	17,499,289	4.7%
New Taiwan Dollar	14,413,742	3.9%
South Korean Won	13,629,599	3.7%
Danish Krone	12,536,295	3.4%
Canadian Dollar	11,280,381	3.1%
Australian Dollar	8,851,513	2.4%
South African Rand	7,754,336	2.1%
Mexican Peso	3,891,559	1.0%
Swedish Krona	3,692,010	1.0%
Indonesian Rupiah	2,241,553	0.6%
Brazilian Real	2,108,138	0.6%
Total Investments	$367,568,733	100.0%

Currency exposure may vary over time.

80	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (13.3%)
		Consumer Discretionary (5.1%)
12,100,000		Ctrip.com International, Ltd. 1.000%, 07/01/20	$12,780,867
24,000,000	HKD	Shenzhou International Group Holdings, Ltd. 0.500%, 06/18/19	4,321,382
2,700,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	2,962,323

			20,064,572

		Consumer Staples (0.7%)
330,300	ZAR	Shoprite Investments, Ltd. 6.500%, 04/03/17	2,910,620

		Energy (0.2%)
800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	957,666

		Financials (1.6%)
46,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	6,133,171

		Health Care (1.1%)
5,130,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	4,168,381

		Industrials (1.9%)
3,095,000		51job, Inc. 3.250%, 04/15/19	3,303,557
3,513,000		Gran Tierra Energy, Inc.* 5.000%, 04/01/21	4,056,584

			7,360,141

		Information Technology (0.5%)
1,345,000		MercadoLibre, Inc. 2.250%, 07/01/19	1,950,674

		Materials (1.2%)
4,500,000		Cemex, SAB de CV^ 3.720%, 03/15/20	4,939,245

		Real Estate (1.0%)
3,580,000		AYC Finance, Ltd. 0.500%, 05/02/19	3,768,494

		TOTAL CONVERTIBLE BONDS (Cost $53,480,693)	52,252,964

SOVEREIGN BONDS (0.5%)
		Sovereign Bonds (0.5%)
35,700,000	MXN	Mexican Bonos 6.500%, 06/10/21	1,928,709

		TOTAL SOVEREIGN BONDS (Cost $1,955,631)	1,928,709

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (3.2%)
		Telecommunication Services (3.2%)
101,000		Alibaba Exchangeable (Softbank)*§ 5.750% (Cost $11,088,093)	$12,623,667

COMMON STOCKS (83.2%)
		Consumer Discretionary (14.9%)
283,880	BRL	Alliar Medicos A Frente, SA#	1,606,163
698,095	MXN	Alsea, SAB de CV^	2,604,606
5,180,000	IDR	Astra International, Tbk PT	3,268,103
265,000	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	2,033,991
48,900		Delphi Automotive, PLC	3,181,923
292,585	TWD	Eclat Textile Company, Ltd.	3,315,292
730,100	HKD	Galaxy Entertainment Group, Ltd.	2,989,488
3,102,867	IDR	Matahari Department Store, Tbk PT	4,279,046
1,180,255	INR	Motherson Sumi Systems, Ltd.	5,852,986
62,640	ZAR	Naspers, Ltd. - Class N	10,490,964
81,700		New Oriental Education & Technology Group, Inc.#	4,095,621
447,000	TWD	Tung Thih Electronic Company, Ltd.	6,521,857
38,000		Yum! Brands, Inc.	3,278,640
648,440	INR	Zee Entertainment Enterprises, Ltd.	5,029,339

			58,548,019

		Consumer Staples (9.0%)
538,263	BRL	Ambev, SA	3,175,279
2,496,800	THB	CP ALL PCL	4,334,041
442,000	MXN	Fomento Economico Mexicano, SAB de CV	4,238,065
4,620,200	IDR	Indofood CBP Sukses Makmur Tbk PT	3,328,023
810,000	INR	ITC, Ltd.	2,928,354
308,000	EUR	Jeronimo Martins SGPS, SA	5,292,402
273,600	BRL	Raia Drogasil, SA	6,073,714
2,857,200	MXN	Wal-Mart de Mexico SAB de CV	6,043,641

			35,413,519

		Energy (5.4%)
370,012	INR	Bharat Petroleum Corp, Ltd.	3,705,023
88,200		Lukoil PJSC	4,287,402
167,300		Petróleo Brasileiro, SA#	1,952,391
93,100	ZAR	Sasol, Ltd.	2,570,956
54,260		Schlumberger, Ltd.	4,244,760
90,000	EUR	TOTAL, SA	4,311,442

			21,071,974

		Financials (15.0%)
1,278,800	HKD	AIA Group, Ltd.	8,044,940
47,200		Banco Macro, SA	3,598,056
62,500		Bancolombia, SA	2,392,500

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Evolving World Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
680,000	BRL	BB Seguridade Participacoes, SA	$6,846,867
536,000	BRL	BM&Fbovespa, SA	3,156,892
325,000		Commercial International Bank Egypt SAE	1,436,500
60,000		FirstCash, Inc.	2,832,000
741,700	MXN	Grupo Financiero Banorte, SAB de CV	4,375,406
278,500	INR	Housing Development Finance Corp., Ltd.	5,742,096
357,000	INR	Indiabulls Housing Finance, Ltd.	4,527,547
182,383	ZAR	JSE, Ltd.	2,124,786
37,000	PLN	KRUK, SA	2,145,543
745,000	THB	Krungthai Card PCL	3,193,085
1,832,990	PHP	Metropolitan Bank & Trust Company	3,077,538
38,908,477	IDR	Pakuwon Jati Tbk PT	2,146,741
12,200	KRW	Samsung Fire & Marine Insurance Company, Ltd.	3,103,692

			58,744,189

		Health Care (3.6%)
39,900		China Biologic Products, Inc.#	4,712,589
121,500	GBP	Hikma Pharmaceuticals, PLC	2,605,972
22,900	KRW	Hugel, Inc.#	6,857,151

			14,175,712

		Industrials (4.0%)
775,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	2,356,676
72,400	KRW	Hanwha Techwin Company, Ltd.	4,021,562
290,000	INR	Larsen & Toubro, Ltd.	6,398,224
14,313,698	IDR	Wijaya Karya Persero, Tbk PT	2,819,350

			15,595,812

		Information Technology (22.2%)
97,500	HKD	AAC Technologies Holdings, Inc.	928,976
25,280		Baidu, Inc.#	4,471,021
292,900	BRL	Cielo, SA	2,973,045
52,000	TWD	Largan Precision Company, Ltd.	6,134,709
1,800,000	MYR	My EG Services Bhd	1,045,071
10,700	KRW	NAVER Corp.	8,005,371
7,700		NetEase, Inc.	1,978,823
9,174	KRW	Samsung Electronics Co., Ltd.	13,121,833
225,000	TWD	Silergy Corp.	3,278,199
53,200	KRW	SK Hynix, Inc.	1,902,785
2,792,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	16,759,683
525,100	HKD	Tencent Holdings, Ltd.	13,916,377
1,564,948	INR	Vakrangee, Ltd.	5,904,889
333,100		Yandex, NV - Class A#	6,558,739

			86,979,521

NUMBER OF SHARES			VALUE
		Materials (5.9%)
182,600	ZAR	AngloGold Ashanti, Ltd.#	$2,486,224
1,286,000	INR	Hindustan Zinc, Ltd.	4,849,470
55,000	KRW	Kolon Industries, Inc.	3,572,823
146,500	THB	Siam Cement PCL	2,109,675
152,500	CAD	Silver Wheaton Corp.	3,674,644
407,776	INR	UPL, Ltd.	4,237,332
294,600		Vale, SA	2,038,632

			22,968,800

		Telecommunication Services (2.8%)
583,500	HKD	China Mobile, Ltd.	6,684,806
13,750,000	IDR	Telekomunikasi Indonesia Persero Tbk PT	4,439,515

			11,124,321

		Utilities (0.4%)
41,100	KRW	Korea Electric Power Corp.	1,778,013

		TOTAL COMMON STOCKS (Cost $296,984,991)	326,399,880

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.1%)#
		Other (0.1%)
3,900		Deutsche X-trackers Harvest CSI 300 China Call, 04/21/17, Strike $27.00	202,800
3,345		iShares China Large-Cap ETF Call, 05/19/17, Strike $40.00	388,020

		TOTAL PURCHASED OPTIONS (Cost $829,145)	590,820

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (0.0%)
357		Fidelity Prime Money Market Fund - Institutional Class	357
183		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	183

		TOTAL SHORT TERM INVESTMENTS (Cost $540)	540

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
46,540		Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	46,540

82	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
	Federal Home Loan Bank Discount Notes
193,873	0.000%, 11/04/16	$193,873
116,307	0.000%, 11/15/16	116,307
310,267	Goldman Sachs Financial Square Government Fund	310,267

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $666,987)	666,987

TOTAL INVESTMENTS (100.5%) (Cost $365,006,080)		394,463,567

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.2%)		(666,987)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(1,449,109)

NET ASSETS (100.0%)		$392,347,471

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 47,342 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty

SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$96,698,698	24.5%
Indian Rupee	49,175,260	12.5%
Hong Kong Dollar	43,019,140	10.9%
South Korean Won	42,363,230	10.7%
New Taiwan Dollar	36,009,740	9.1%
Brazilian Real	25,865,951	6.6%
South African Rand	20,583,550	5.2%
Indonesian Rupiah	20,280,778	5.1%
Mexican Peso	19,190,427	4.9%
European Monetary Unit	12,566,167	3.2%
Thai Baht	9,636,801	2.4%
Singapore Dollar	4,168,381	1.1%
Canadian Dollar	3,674,644	0.9%
Philippine Peso	3,077,538	0.8%
British Pound Sterling	2,605,972	0.7%
Turkish Lira	2,356,676	0.6%
Polish Zloty	2,145,543	0.5%
Malaysian Ringgit	1,045,071	0.3%
Total Investments	$394,463,567	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	83

Emerging Market Equity Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.3%)
		Consumer Discretionary (14.6%)
9,945	BRL	Alliar Medicos A Frente, SA#	$56,268
24,447	MXN	Alsea, SAB de CV	91,212
1,060	PLN	AmRest Holdings, SE#	67,289
169,400	IDR	Astra International, Tbk PT	106,876
6,060		Ctrip.com International, Ltd.#	267,549
9,200	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	70,614
8,548	TWD	Eclat Textile Company, Ltd.	96,858
25,800	HKD	Galaxy Entertainment Group, Ltd.	105,641
25,800	PHP	Jollibee Foods Corp.	126,809
5,000		Mahindra & Mahindra, Ltd.	97,750
103,870	IDR	Matahari Department Store, Tbk PT	143,243
2,033	ZAR	Naspers, Ltd. - Class N	340,487
2,250		New Oriental Education & Technology Group, Inc.#	112,793
1,850		Tata Motors, Ltd.	72,909
19,000	TWD	Tung Thih Electronic Company, Ltd.	277,215

			2,033,513

		Consumer Staples (10.6%)
23,000	BRL	Ambev, SA	135,680
67,800	THB	CP ALL PCL	117,690
15,700	MXN	Fomento Economico Mexicano, SAB de CV	150,537
8,140	BRL	Hypermarcas, SA	68,241
145,900	IDR	Indofood CBP Sukses Makmur Tbk PT	105,095
35,900		ITC, Ltd.#	130,389
12,500	EUR	Jeronimo Martins SGPS, SA	214,789
9,500	BRL	Raia Drogasil, SA	210,893
6,600	ZAR	Shoprite Holdings, Ltd.	97,399
115,000	MXN	Wal-Mart de Mexico SAB de CV^	243,252

			1,473,965

		Energy (5.9%)
119,000	HKD	CNOOC, Ltd.	149,735
2,810		Lukoil PJSC	136,594
1,800		Lukoil PJSC	87,750
163,000	HKD	PetroChina Company, Ltd. - Class H	111,530
5,900		Petróleo Brasileiro, SA#	68,853
5,400	ZAR	Sasol, Ltd.	149,121
6,200		YPF, SA	110,112

			813,695

		Financials (20.5%)
24,200	HKD	AIA Group, Ltd.	152,242
137,100	PHP	Ayala Land, Inc.	102,636
1,740		Banco Macro, SA	132,640
1,800		Bancolombia, SA	68,904

NUMBER OF SHARES			VALUE
465,000	IDR	Bank Tabungan Negara Persero Tbk PT	$68,015
22,100	BRL	BB Seguridade Participacoes, SA	222,523
1,850	GBP	BGEO Group, PLC	66,936
1,600	ZAR	Capitec Bank Holdings, Ltd.	81,221
32,000	HKD	China Overseas Land & Investment, Ltd.	98,237
17,800		Commercial International Bank Egypt SAE	78,676
31,700	MXN	Grupo Financiero Banorte, SAB de CV^	187,003
3,325	PHP	GT Capital Holdings, Inc.	90,022
106,000	HKD	Haitong International Securities Group, Ltd.	67,818
12,625		ICICI Bank, Ltd.	104,661
17,500		Indiabulls Housing Finance, Ltd.	222,075
335,000	HKD	Industrial & Commercial Bank of China, Ltd.	201,080
53,520	BRL	Itausa - Investimentos Itau, SA	158,280
5,761	ZAR	JSE, Ltd.	67,116
2,350	PLN	KRUK, SA	136,271
23,969	THB	Krungthai Card PCL	102,732
1,326,768	IDR	Pakuwon Jati Tbk PT	73,203
25,600	HKD	Ping An Insurance Group Company of China, Ltd.	134,746
445	KRW	Samsung Fire & Marine Insurance Company, Ltd.	113,208
12,050		Sberbank of Russia PJSC	114,355

			2,844,600

		Health Care (4.4%)
1,585		China Biologic Products, Inc.#	187,204
3,740	GBP	Hikma Pharmaceuticals, PLC	80,217
800	KRW	Hugel, Inc.#	239,551
66,200	MYR	IHH Healthcare Bhd	100,997

			607,969

		Industrials (6.4%)
2,000		51job, Inc.#	68,000
32,810	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	99,771
2,500	KRW	Hanwha Techwin Company, Ltd.	138,866
40,500	HKD	Johnson Electric Holdings, Ltd.	97,890
14,500		Larsen & Toubro, Ltd.	319,000
850,500	IDR	Wijaya Karya Persero, Tbk PT	167,522

			891,049

		Information Technology (25.4%)
3,500	HKD	AAC Technologies Holdings, Inc.	33,348
4,130		Alibaba Group Holding, Ltd.#	419,980
795		Baidu, Inc.#	140,604
10,200	BRL	Cielo, SA	103,534
2,000	TWD	Largan Precision Company, Ltd.	235,950
15,900	BRL	Linx, SA	94,643
414		MercadoLibre, Inc.	69,556

84	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
125,000	MYR	My EG Services Bhd	$72,574
460	KRW	NAVER Corp.	344,156
270		NetEase, Inc.	69,387
360	KRW	Samsung Electronics Co., Ltd.	514,918
7,000	TWD	Silergy Corp.	101,989
1,900	KRW	SK Hynix, Inc.	67,957
90,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	540,122
19,300	HKD	Tencent Holdings, Ltd.	511,495
10,570		Yandex, NV - Class A#	208,123

			3,528,336

		Materials (6.2%)
12,650	ZAR	AngloGold Ashanti, Ltd.#	172,239
17,400	COP	Cementos Argos, SA	68,864
11,900		Cemex, SAB de CV#	103,292
4,100	GBP	Fresnillo, PLC	82,489
2,300	KRW	Kolon Industries, Inc.	149,409
4,600	THB	Siam Cement PCL	66,242
15,600		Vale, SA	107,952
8,800		Vedanta, Ltd.	106,128

			856,615

		Telecommunication Services (2.9%)
21,500	HKD	China Mobile, Ltd.	246,312
460,000	IDR	Telekomunikasi Indonesia Persero Tbk PT	148,522

			394,834

		Utilities (0.4%)
1,390	KRW	Korea Electric Power Corp.	60,132

		TOTAL COMMON STOCKS (Cost $12,649,901)	13,504,708

EXCHANGE-TRADED FUND (0.5%)
		Other (0.5%)
2,850		Deutsche X-trackers Harvest CSI 300 China A-Shares ETF 0.000% (Cost $70,710)	70,224

SHORT TERM INVESTMENTS (1.1%)
79,168		Fidelity Prime Money Market Fund - Institutional Class	79,200
79,121		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	79,121

		TOTAL SHORT TERM INVESTMENTS (Cost $158,320)	158,321

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.2%)
11,316	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	$11,316
	Federal Home Loan Bank Discount Notes
47,139	0.000%, 11/04/16	47,139
28,279	0.000%, 11/15/16	28,279
75,439	Goldman Sachs Financial Square Government Fund	75,439

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $162,173)	162,173

TOTAL INVESTMENTS (100.1%) (Cost $13,041,104)		13,895,426

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.2%)		(162,173)

OTHER ASSETS, LESS LIABILITIES (1.1%)		154,748

NET ASSETS (100.0%)		$13,888,001

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 11,511 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
COP	Colombian Peso
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	85

Emerging Market Equity Fund    Schedule of Investments October 31, 2016

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$3,995,954	28.8%
Hong Kong Dollar	1,910,074	13.7%
South Korean Won	1,628,197	11.7%
New Taiwan Dollar	1,252,134	9.0%
Brazilian Real	1,120,676	8.1%
South African Rand	907,583	6.5%
Indonesian Rupiah	812,476	5.8%
Mexican Peso	672,004	4.8%
Philippine Peso	319,467	2.3%
Thai Baht	286,664	2.1%
British Pound Sterling	229,642	1.7%
European Monetary Unit	214,789	1.5%
Polish Zloty	203,560	1.5%
Malaysian Ringgit	173,571	1.3%
Turkish Lira	99,771	0.7%
Colombian Peso	68,864	0.5%
Total Investments	$13,895,426	100.0%
Currency exposure may vary over time.

86	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.7%)
		Consumer Discretionary (16.9%)
1,685		Adient plc#	$76,684
1,620		Amazon.com, Inc.#	1,279,508
13,000		Comcast Corp. - Class A	803,660
39,000		Ctrip.com International, Ltd.#	1,721,850
25,900		Delphi Automotive, PLC	1,685,313
273,200	GBP	Domino’s Pizza Group, PLC	1,135,933
172,000	HKD	Galaxy Entertainment Group, Ltd.	704,276
16,856		Johnson Controls International plc	679,634
210,000	INR	Motherson Sumi Systems, Ltd.	1,041,408
20,267	ZAR	Naspers, Ltd. - Class N	3,394,323
17,700	DKK	Pandora, A/S	2,301,984
1,355		Priceline Group, Inc.#	1,997,582
67,500		PulteGroup, Inc.	1,255,500
12,000		Ross Stores, Inc.	750,480
11,250	EUR	SEB, SA	1,655,723
13,500		Starbucks Corp.	716,445
3,200		Tesla Motors, Inc.#	632,736
25,400	JPY	Toyota Motor Corp.	1,473,372

			23,306,411

		Consumer Staples (7.4%)
11,555	EUR	Anheuser-Busch InBev SA/NV	1,326,165
18,600	GBP	British American Tobacco, PLC	1,066,021
77,600	GBP	Diageo, PLC	2,065,444
40,000	GBP	Fevertree Drinks, PLC	471,795
7,500		Philip Morris International, Inc.	723,300
7,500	GBP	Reckitt Benckiser Group, PLC	670,954
34,000	EUR	Unilever, NV^	1,422,084
460,000	MXN	Wal-Mart de Mexico SAB de CV	973,007
18,100		Walgreens Boots Alliance, Inc.	1,497,413

			10,216,183

		Energy (3.3%)
28,200		Anadarko Petroleum Corp.	1,676,208
9,150		EOG Resources, Inc.	827,343
29,100	EUR	Royal Dutch Shell, PLC - Class A	725,096
16,800		Schlumberger, Ltd.	1,314,264

			4,542,911

		Financials (7.6%)
219,600	HKD	AIA Group, Ltd.	1,381,505
17,000		American Express Company	1,129,140
18,500	EUR	AURELIUS Equity Opportunities SE & Co. KGaA	1,104,585
14,900		Citigroup, Inc.	732,335
28,200		FirstCash, Inc.	1,331,040
72,400	INR	Housing Development Finance Corp., Ltd.	1,492,739
18,500		JPMorgan Chase & Company	1,281,310

NUMBER OF SHARES			VALUE
15,000	EUR	KBC Group, NV#	$914,416
54,450	EUR	PATRIZIA Immobilien, AG#	1,127,093

			10,494,163

		Health Care (12.6%)
36,000		Baxter International, Inc.	1,713,240
23,150		Celgene Corp.#	2,365,467
51,400	JPY	Chugai Pharmaceutical Company, Ltd.	1,751,605
4,800	EUR	DBV Technologies, SA#	330,963
12,650		Edwards Lifesciences Corp.#	1,204,533
48,700	DKK	H Lundbeck, A/S#	1,569,528
1,900	KRW	Hugel, Inc.#	568,934
7,370		Illumina, Inc.#	1,003,352
4,305		Intuitive Surgical, Inc.#	2,893,304
8,315		Laboratory Corp. of America Holdings#	1,042,202
8,900	CHF	Novartis, AG	631,612
9,800	EUR	Sartorius, AG	771,422
14,400		Zimmer Biomet Holdings, Inc.	1,517,760

			17,363,922

		Industrials (9.2%)
29,800		CSX Corp.	909,198
2,540	CHF	dorma+kaba Holding AG#	1,765,004
10,600	JPY	FANUC Corp.	1,989,206
43,209	EUR	KION Group, AG	2,610,701
48,500	INR	Larsen & Toubro, Ltd.	1,070,048
16,100	JPY	Nidec Corp.	1,557,837
17,400	EUR	Thales, SA	1,637,079
10,000		United Parcel Service, Inc. - Class B	1,077,600

			12,616,673

		Information Technology (33.8%)
28,600		Alibaba Group Holding, Ltd.#	2,908,334
9,025		Alphabet, Inc. - Class A#	7,309,347
2,887		Alphabet, Inc. - Class C#	2,264,967
43,718		Apple, Inc.	4,963,742
4,200		Baidu, Inc.#	742,812
6,500		Broadcom, Ltd.	1,106,820
28,000		Facebook, Inc. - Class A#	3,667,720
14,000		Lam Research Corp.	1,356,040
11,700		MasterCard, Inc. - Class A	1,252,134
2,030	KRW	NAVER Corp.	1,518,776
38,000		Orbotech, Ltd.#	1,041,200
23,000		QUALCOMM, Inc.	1,580,560
490	KRW	Samsung Electronics Co., Ltd.	700,861
20,050	EUR	SAP SE	1,766,394
55,300	JPY	Square Enix Holdings Company, Ltd.	1,829,286
649,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,894,881
40,000	CHF	Temenos Group, AG#	2,583,261
107,000	HKD	Tencent Holdings, Ltd.	2,835,750

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Global Equity Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
84,600		Trimble Navigation, Ltd.#	$2,338,344
225,358	INR	Vakrangee, Ltd.	850,325

			46,511,554

		Materials (4.4%)
34,000	SEK	Boliden, AB	787,999
16,000	KRW	Kolon Industries, Inc.	1,039,367
72,700		Newmont Mining Corp.	2,692,808
65,000	CAD	Silver Wheaton Corp.	1,566,242

			6,086,416

		Real Estate (1.0%)
36,535	EUR	Vonovia, SE	1,288,038

		Telecommunication Services (1.5%)
17,800		AT&T, Inc.	654,862
32,600		JPY Nippon Telegraph & Telephone Corp.	1,445,381

			2,100,243

		TOTAL COMMON STOCKS (Cost $110,579,795)	134,526,514

SHORT TERM INVESTMENTS (1.7%)
1,191,530		Fidelity Prime Money Market Fund - Institutional Class	1,192,007
1,191,089		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,191,089

		TOTAL SHORT TERM INVESTMENTS (Cost $2,383,084)	2,383,096

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.6%)
56,583		Deutsche Bank Securities, Inc.†
		0.350%, 11/01/16	56,583
		Federal Home Loan Bank Discount Notes
235,712		0.000%, 11/04/16	235,712
141,406		0.000%, 11/15/16	141,406
377,224		Goldman Sachs Financial Square Government Fund	$377,224

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $810,925)	810,925

TOTAL INVESTMENTS (100.0%) (Cost $113,773,804)			137,720,535

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.6%)			(810,925)

OTHER ASSETS, LESS LIABILITIES (0.6%)			869,476

NET ASSETS (100.0%)			$137,779,086

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank, N.A.	British Pound Sterling	11/30/16	755,000	$924,620	4,970
Northern Trust Company	Japanese Yen	11/30/16	40,583,000	387,337	(167)

					$4,803

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust Company	British Pound Sterling	11/30/16	755,000	$924,620	(1,900)
Citibank, N.A.	European Monetary Unit	11/30/16	5,391,000	5,924,609	(53,384)
State Street Bank and Trust Company	Japanese Yen	11/30/16	330,623,000	3,155,572	18,541

					$(36,743)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 57,558 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

88	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2016

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$72,912,112	53.0%
European Monetary Unit	16,679,759	12.1%
Japanese Yen	10,046,687	7.3%
British Pound Sterling	5,410,147	3.9%
Swiss Franc	4,979,877	3.6%
Hong Kong Dollar	4,921,531	3.6%
Indian Rupee	4,454,520	3.2%
New Taiwan Dollar	3,894,881	2.8%
Danish Krone	3,871,512	2.8%
South Korean Won	3,827,938	2.8%
South African Rand	3,394,323	2.5%
Canadian Dollar	1,566,242	1.1%
Mexican Peso	973,007	0.7%
Swedish Krona	787,999	0.6%
Total Investments	$137,720,535	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	89

Growth and Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (7.8%)
	Consumer Discretionary (4.7%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	$5,339,796
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	12,945,312
10,030,000	5.125%, 05/01/20	10,393,588
23,500,000	Expedia, Inc. 5.950%, 08/15/20	26,408,712
5,935,000	GameStop Corp.* 6.750%, 03/15/21	6,131,597
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	10,177,794
23,000,000	L Brands, Inc. 5.625%, 02/15/22	25,256,875
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,667,528
3,040,000	PVH Corp. 4.500%, 12/15/22	3,142,600

		102,463,802

	Consumer Staples (0.5%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	10,573,258

	Financials (0.8%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	5,103,376
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	12,510,960

		17,614,336

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,090,000

		3,090,000

	Industrials (0.1%)
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,018,725

	Information Technology (1.3%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,303,869
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	10,701,453
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,279,734
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,315,119

		29,600,175

	Materials (0.3%)
7,135,000	Arconic, Inc.^ 5.125%, 10/01/24	7,415,941

	TOTAL CORPORATE BONDS (Cost $164,699,526)	171,776,237

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (16.0%)
	Consumer Discretionary (5.1%)
3,250,000	Ctrip.com International, Ltd.* 1.250%, 09/15/22	$3,203,883
7,000,000	DISH Network Corp.* 3.375%, 08/15/26	8,045,800
30,170,000	Liberty Interactive, LLC* 1.750%, 09/30/46	30,417,243
	Liberty Media Corp.
15,335,000	2.250%, 09/30/46*	15,769,211
13,063,000	1.375%, 10/15/23	13,434,969
4,450,000	Macquarie Infrastructure Corp. 2.000%, 10/01/23	4,481,929
19,300,000	Priceline Group, Inc.^ 0.350%, 06/15/20	24,770,295
13,700,000	Tesla Motors, Inc. 1.250%, 03/01/21	12,011,543

		112,134,873

	Energy (0.2%)
5,300,000	PDC Energy, Inc. 1.125%, 09/15/21	5,415,699

	Health Care (0.6%)
10,700,000	Hologic, Inc.‡ 0.000%, 12/15/43	12,935,605

	Industrials (0.6%)
10,050,000	Air Lease Corp. 3.875%, 12/01/18	12,791,288

	Information Technology (8.2%)
2,472,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	2,802,395
8,250,000	Citrix Systems, Inc. 0.500%, 04/15/19	9,282,611
7,410,000	Euronet Worldwide, Inc. 1.500%, 10/01/44	9,192,957
5,735,000	Inphi Corp.* 0.750%, 09/01/21	5,751,804
12,500,000	Intel Corp. 3.250%, 08/01/39	21,478,000
14,260,000	Microchip Technology, Inc. 1.625%, 02/15/25	17,734,092
2,000,000	NVIDIA Corp. 1.000%, 12/01/18	7,073,210
16,650,000	NXP Semiconductors, NV 1.000%, 12/01/19	19,137,094
13,860,000	ON Semiconductor Corp.^ 1.000%, 12/01/20	13,869,355
10,200,000	Red Hat, Inc.^ 0.250%, 10/01/19	12,663,861
19,925,000	Salesforce.com, Inc. 0.250%, 04/01/18	24,559,057

90	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
	WebMD Health Corp.
6,862,000	2.625%, 06/15/23*	$6,624,472
2,175,000	2.500%, 01/31/18	2,254,529
11,400,000	Workday, Inc. 0.750%, 07/15/18	13,601,853
14,700,000	Yahoo!, Inc. 0.000%, 12/01/18	14,902,125

		180,927,415

	Materials (0.8%)
5,150,000	Royal Gold, Inc. 2.875%, 06/15/19	5,543,383
12,721,000	RTI International Metals, Inc. 1.625%, 10/15/19	13,301,141

		18,844,524

	Real Estate (0.5%)
5,000,000	Empire State Realty OP, LP* 2.625%, 08/15/19	5,588,200
4,500,000	Spirit Realty Capital, Inc. 2.875%, 05/15/19	4,758,435

		10,346,635

	TOTAL CONVERTIBLE BONDS (Cost $347,210,916)	353,396,039

U.S. GOVERNMENT AND AGENCY SECURITIES (0.8%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,504,677
5,800,000	1.625%, 05/15/26	5,700,333

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $17,285,433)	17,205,010

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (11.6%)
	Consumer Staples (0.2%)
69,850	Tyson Foods, Inc. 4.750%	5,383,340

	Energy (0.8%)
80,675	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)‡§ 4.184%	4,917,504
211,030	Hess Corp. 8.000%	12,482,425

		17,399,929

	Financials (1.1%)
462,500	Affiliated Managers Group, Inc. 5.150%	23,640,919

NUMBER OF SHARES		VALUE
	Health Care (1.7%)
37,343	Allergan, PLC 5.500%	$28,716,767
211,075	Anthem, Inc. 5.250%	8,917,919

		37,634,686

	Industrials (0.6%)
108,050	Stanley Black & Decker, Inc. 6.250%	12,650,494

	Real Estate (2.2%)
	American Tower Corp.
161,930	5.250%	18,110,251
54,000	5.500%	5,926,500
220,000	Crown Castle International Corp. 4.500%	23,705,000

		47,741,751

	Telecommunication Services (1.3%)
118,980	Alibaba Exchangeable (Softbank)*§ 5.750%	14,870,929
174,515	T-Mobile USA, Inc. 5.500%	14,423,665

		29,294,594

	Utilities (3.7%)
	Dominion Resources, Inc.
301,775	6.375%	15,158,158
39,953	6.750%	2,015,629
134,000	DTE Energy Company 6.500%	7,032,668
320,000	Exelon Corp. 6.500%	15,264,000
115,800	Great Plains Energy, Inc. 7.000%	6,136,242
575,000	NextEra Energy, Inc.^ 6.371%	35,092,250

		80,698,947

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $238,658,453)	254,444,660

COMMON STOCKS (61.9%)
	Consumer Discretionary (7.8%)
47,500	Amazon.com, Inc.#	37,516,450
292,200	Comcast Corp. - Class A~	18,063,804
196,635	Home Depot, Inc.	23,991,436
155,600	Lowe’s Companies, Inc.	10,370,740
519,829	Newell Rubbermaid, Inc.	24,962,189
214,100	Nike, Inc. - Class B	10,743,538
508,000	Starbucks Corp.	26,959,560
200,000	Walt Disney Company~	18,538,000

		171,145,717

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Growth and Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
	Consumer Staples (8.1%)
530,000	Coca-Cola Company~	$22,472,000
180,325	Costco Wholesale Corp.	26,664,658
35,157	Coty, Inc. - Class A#	808,259
560,000	Mondelez International, Inc. - Class A	25,166,400
215,000	PepsiCo, Inc.	23,048,000
200,000	Philip Morris International, Inc.	19,288,000
311,993	Procter & Gamble Company	27,080,992
161,275	Wal-Mart Stores, Inc.	11,292,476
280,000	Walgreens Boots Alliance, Inc.	23,164,400

		178,985,185

	Energy (5.3%)
200,000	Anadarko Petroleum Corp.	11,888,000
130,600	Chevron Corp.	13,680,350
140,000	EOG Resources, Inc.	12,658,800
409,000	Exxon Mobil Corp.	34,077,880
265,000	Halliburton Company	12,190,000
234,150	Occidental Petroleum Corp.	17,071,877
179,000	Schlumberger, Ltd.	14,003,170

		115,570,077

	Financials (9.8%)
400,100	American International Group, Inc.	24,686,170
723,575	Bank of America Corp.	11,938,988
304,500	Bank of New York Mellon Corp.	13,175,715
153,250	BB&T Corp.	6,007,400
558,000	Citigroup, Inc.	27,425,700
64,450	Intercontinental Exchange, Inc.	17,426,636
815,705	JPMorgan Chase & Company	56,495,728
400,890	MetLife, Inc.	18,825,794
63,575	PNC Financial Services Group, Inc.	6,077,770
736,300	Wells Fargo & Company	33,877,163

		215,937,064

	Health Care (8.9%)
120,160	Baxter International, Inc.	5,718,414
215,000	Celgene Corp.#~	21,968,700
172,000	Gilead Sciences, Inc.	12,664,360
388,675	Johnson & Johnson	45,082,413
136,500	Medtronic, PLC	11,195,730
402,975	Merck & Company, Inc.	23,662,692
870,000	Pfizer, Inc.	27,587,700
97,235	Stryker Corp.	11,216,057
153,750	UnitedHealth Group, Inc.	21,729,488
144,325	Zimmer Biomet Holdings, Inc.	15,211,855

		196,037,409

	Industrials (8.2%)
92,000	Boeing Company	13,103,560
400,000	CSX Corp.	12,204,000

NUMBER OF SHARES		VALUE
416,000	Delta Air Lines, Inc.~	$17,376,320
240,800	Eaton Corp., PLC	15,355,816
849,945	General Electric Company	24,733,400
177,300	Honeywell International, Inc.	19,446,264
46,043	Lockheed Martin Corp.	11,344,074
54,500	Northrop Grumman Corp.	12,480,500
156,600	Southwest Airlines Company	6,271,830
136,750	Union Pacific Corp.	12,058,615
176,700	United Parcel Service, Inc. - Class B	19,041,192
168,437	United Technologies Corp.	17,214,261

		180,629,832

	Information Technology (12.6%)
143,675	Accenture, PLC - Class A	16,700,782
67,500	Alphabet, Inc. - Class A#	54,668,250
671,400	Apple, Inc.	76,230,756
205,800	Facebook, Inc. - Class A#	26,957,742
81,891	Lam Research Corp.~	7,931,962
270,100	MasterCard, Inc. - Class A	28,906,102
869,000	Microsoft Corp.	52,070,480
217,000	QUALCOMM, Inc.	14,912,240

		278,378,314

	Telecommunication Services (1.2%)
271,175	AT&T, Inc.	9,976,528
319,000	Verizon Communications, Inc.	15,343,900

		25,320,428

	TOTAL COMMON STOCKS (Cost $1,102,948,496)	1,362,004,026

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
753	S&P 500 Index Put, 12/16/16, Strike $2,135.00 (Cost $4,475,486)	3,847,830

NUMBER OF SHARES		VALUE

	SHORT TERM INVESTMENTS (1.7%)
19,022,914	Fidelity Prime Money Market Fund Institutional Class	19,030,524
19,005,529	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	19,005,529

	TOTAL SHORT TERM INVESTMENTS (Cost $38,035,916)	38,036,053

92	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
1,627,460	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	$1,627,460
	Federal Home Loan Bank Discount Notes
6,779,558	0.000%, 11/04/16	6,779,558
4,067,125	0.000%, 11/15/16	4,067,125
10,849,735	Goldman Sachs Financial Square Government Fund	10,849,735

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $23,323,878)	23,323,878

TOTAL INVESTMENTS (101.1%) (Cost $1,936,638,104)		2,224,033,733

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.1%)		(23,323,878)

OTHER ASSETS, LESS LIABILITIES (0.0%)		76,646

NET ASSETS (100.0%)		$2,200,786,501

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (-0.1%) #
	Other (-0.1%)
753	S&P 500 Index Put, 12/16/16, Strike $2,050 (Premium $2,753,314)	(1,893,795)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2016.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $7,773,614.

†	Repurchase agreement collateralized by the following security: 1,655,499 United States Treasury Bond, 3.00%, 05/15/45.

See accompanying Notes to Financial Statements	www.calamos.com	93

Global Growth and Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (33.8%)
		Consumer Discretionary (11.4%)
720,000		CalAtlantic Group, Inc. 1.250%, 08/01/32	$749,063
7,155,000		Ctrip.com International, Ltd. 1.000%, 07/01/20	7,557,612
1,630,000		DISH Network Corp.* 3.375%, 08/15/26	1,873,522
2,445,000		Liberty Interactive, LLC* 1.750%, 09/30/46	2,465,037
937,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	2,464,278
8,875,000		Priceline Group, Inc.^ 0.900%, 09/15/21	9,574,128
3,000,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	3,291,469
7,270,000		Tesla Motors, Inc. 1.250%, 03/01/21	6,374,009

			34,349,118

		Energy (0.2%)
600,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	718,250

		Financials (5.2%)
3,500,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	4,597,727
5,500,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	6,233,227
2,050,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	1,612,054
24,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	3,199,915

			15,642,923

		Health Care (0.7%)
2,030,000		Medidata Solutions, Inc. 1.000%, 08/01/18	2,237,892

		Industrials (5.9%)
3,000,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	3,549,516
5,650,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	5,614,259
2,700,000		MISUMI Group, Inc. 0.000%, 10/22/18	4,078,822
1,300,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	1,615,606
2,980,500	EUR	Safran, SA 0.000%, 12/31/20	3,051,637

			17,909,840

PRINCIPAL AMOUNT			VALUE

		Information Technology (4.1%)
780,000		Advanced Micro Devices, Inc. 2.125%, 09/01/26	$884,251
1,595,000		Inphi Corp.* 0.750%, 09/01/21	1,599,673
2,090,000		NXP Semiconductors, NV 1.000%, 12/01/19	2,402,194
1,375,000		Salesforce.com, Inc. 0.250%, 04/01/18	1,694,791
1,555,000		WebMD Health Corp. 2.500%, 01/31/18	1,611,859
3,390,000		Workday, Inc. 0.750%, 07/15/18	4,044,761

			12,237,529

		Materials (2.7%)
2,100,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	2,899,870
3,400,000		Newmont Mining Corp.^ 1.625%, 07/15/17	3,658,196
1,547,000		Silver Standard Resources, Inc.* 2.875%, 02/01/33	1,491,726

			8,049,792

		Real Estate (2.3%)
4,038,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,250,609
2,400,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,707,471

			6,958,080

		Telecommunication Services (1.3%)
3,500,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	3,775,775

		TOTAL CONVERTIBLE BONDS (Cost $104,554,174)	101,879,199

SYNTHETIC CONVERTIBLE SECURITIES (2.9%)¤
Corporate Bonds (2.8%)
		Consumer Discretionary (1.9%)
2,275,000		L Brands, Inc. 5.625%, 02/15/22	2,498,234
3,270,000		Toll Brothers Finance Corp. 4.000%, 12/31/18	3,378,319

			5,876,553

		Industrials (0.9%)
2,725,000		Icahn Enterprises, LP 4.875%, 03/15/19	2,721,594

		TOTAL CORPORATE BONDS	8,598,147

94	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2016

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.1%) #
		Health Care (0.1%)
1,780		Baxter International, Inc. Call, 01/20/17, Strike $50.00	$131,720
70		Intuitive Surgical, Inc. Call, 04/21/17, Strike $720.00	165,200

		TOTAL PURCHASED OPTIONS	296,920

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $9,042,640)	8,895,067

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (7.6%)
		Health Care (1.9%)
7,475		Allergan, PLC 5.500%	5,748,275

		Real Estate (1.0%)
28,600		American Tower Corp. 5.250%	3,198,624

		Telecommunication Services (3.1%)
50,925		Alibaba Exchangeable (Softbank)*§ 5.750%	6,364,953
36,000		T-Mobile USA, Inc. 5.500%	2,975,400

			9,340,353

		Utilities (1.6%)
		NextEra Energy, Inc.
63,830		6.371%	3,895,545
16,750		6.123%	850,062

			4,745,607

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $22,271,347)	23,032,859

COMMON STOCKS (53.8%)
		Consumer Discretionary (5.0%)
24,270		Comcast Corp. - Class A	1,500,372
30,300	ZAR	Naspers, Ltd. - Class N	5,074,652
23,015	DKK	Pandora, A/S	2,993,229
65,100	JPY	Toyota Motor Corp.	3,776,240
17,335		Walt Disney Company	1,606,781

			14,951,274

		Consumer Staples (7.7%)
26,650	EUR	Anheuser-Busch InBev SA/NV	3,058,615
32,700	GBP	British American Tobacco, PLC	1,874,134
53,600		Coca-Cola Company	2,272,640
172,600	GBP	Diageo, PLC	4,594,017

NUMBER OF SHARES			VALUE
37,180	CHF	Nestlé, SA	$2,696,067
87,890	EUR	Unilever, NV^	3,676,086
21,800		Wal-Mart Stores, Inc.	1,526,436
42,400		Walgreens Boots Alliance, Inc.	3,507,752

			23,205,747

		Energy (4.2%)
47,000		Anadarko Petroleum Corp.	2,793,680
19,897		EOG Resources, Inc.	1,799,087
18,367		Exxon Mobil Corp.	1,530,338
97,790	EUR	Royal Dutch Shell, PLC - Class A	2,436,671
28,235		Schlumberger, Ltd.	2,208,824
39,790	EUR	TOTAL, SA	1,906,137

			12,674,737

		Financials (4.8%)
337,600	HKD	AIA Group, Ltd.	2,123,844
35,581		Citigroup, Inc.	1,748,806
497,000	JPY	Daiwa Securities Group, Inc.	2,967,185
58,800		JPMorgan Chase & Company	4,072,488
81,000		Wells Fargo & Company	3,726,810

			14,639,133

		Health Care (5.8%)
22,000		Celgene Corp.#	2,247,960
112,800	JPY	Chugai Pharmaceutical Company, Ltd.	3,843,990
10,950		Illumina, Inc.#	1,490,733
36,130		Johnson & Johnson	4,190,719
37,500		Merck & Company, Inc.	2,202,000
20,000	CHF	Novartis, AG	1,419,352
19,145		Zimmer Biomet Holdings, Inc.	2,017,883

			17,412,637

		Industrials (3.4%)
19,100	JPY	FANUC Corp.	3,584,323
100,000		General Electric Company	2,910,000
91,800	INR	Larsen & Toubro, Ltd.	2,025,369
16,225		United Parcel Service, Inc. - Class B	1,748,406

			10,268,098

		Information Technology (18.3%)
21,400		Accenture, PLC - Class A	2,487,536
16,820		Alphabet, Inc. - Class A#	13,622,518
58,050		Apple, Inc.	6,590,997
14,865		Broadcom, Ltd.	2,531,212
26,100		Facebook, Inc. - Class A#	3,418,839
17,050		MasterCard, Inc. - Class A	1,824,691
85,500		Microsoft Corp.	5,123,160
50,100		QUALCOMM, Inc.	3,442,872
1,100	KRW	Samsung Electronics Co., Ltd.	1,573,361
34,875	EUR	SAP SE	3,072,469

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Global Growth and Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
863,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$5,179,171
35,000	CHF	Temenos Group, AG#	2,260,354
146,500	HKD	Tencent Holdings, Ltd.	3,882,592

			55,009,772

		Materials (1.7%)
92,560		Newmont Mining Corp.	3,428,422
72,000	CAD	Silver Wheaton Corp.	1,734,914

			5,163,336

		Real Estate (0.7%)
60,010	EUR	Vonovia, SE	2,115,647

		Telecommunication Services (2.2%)
94,000		AT&T, Inc.	3,458,260
71,600	JPY	Nippon Telegraph & Telephone Corp.	3,174,518

			6,632,778

		TOTAL COMMON STOCKS (Cost $142,393,993)	162,073,159

SHORT TERM INVESTMENTS (1.6%)
2,348,925		Fidelity Prime Money Market Fund - Institutional Class	2,349,865
2,345,094		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	2,345,094

		TOTAL SHORT TERM INVESTMENTS (Cost $4,694,891)	4,694,959

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.9%)
391,770		Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	391,770
		Federal Home Loan Bank Discount Notes
1,632,007		0.000%, 11/04/16	1,632,007
979,058		0.000%, 11/15/16	979,058
2,611,799		Goldman Sachs Financial Square Government Fund	2,611,799

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,614,634)	5,614,634

TOTAL INVESTMENTS (101.6%) (Cost $288,571,678)			306,189,877

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.9%)			(5,614,634)

OTHER ASSETS, LESS LIABILITIES (0.1%)			674,311

NET ASSETS (100.0%)			$301,249,554

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank, N.A.	European Monetary Unit	11/30/16	13,626,000	$14,974,722	$(127,956)

					$(127,956)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 398,519 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

96	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2016

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$198,612,673	64.9%
European Monetary Unit	44,438,407	14.5%
Japanese Yen	17,346,256	5.7%
British Pound Sterling	10,017,667	3.3%
Hong Kong Dollar	9,206,351	3.0%
Swiss Franc	6,375,773	2.1%
New Taiwan Dollar	5,179,171	1.7%
South African Rand	5,074,652	1.6%
Canadian Dollar	3,346,968	1.1%
Danish Krone	2,993,229	1.0%
Indian Rupee	2,025,369	0.6%
South Korean Won	1,573,361	0.5%
Total Investments	$306,189,877	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	97

Convertible Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (68.4%)
	Consumer Discretionary (18.4%)
12,600,000	CalAtlantic Group, Inc. 1.625%, 05/15/18	$14,837,004
8,200,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	8,661,414
11,000,000	DISH Network Corp.* 3.375%, 08/15/26	12,643,400
3,550,000	Insulet Corp.* 1.250%, 09/15/21	3,334,781
7,250,000	Liberty Interactive, LLC* 1.750%, 09/30/46	7,309,414
	Liberty Media Corp.
10,500,000	1.375%, 10/15/23	10,798,988
7,200,000	2.250%, 09/30/46*	7,403,868
1,920,000	Macquarie Infrastructure Corp. 2.000%, 10/01/23	1,933,776
15,900,000	Priceline Group, Inc.^ 0.350%, 06/15/20	20,406,616
36,500,000	Tesla Motors, Inc. 1.250%, 03/01/21	32,001,557
3,350,000	Weatherford International, Ltd. 5.875%, 07/01/21	3,566,209

		122,897,027

	Energy (1.1%)
4,850,000	PDC Energy, Inc. 1.125%, 09/15/21	4,955,876
1,920,000	SM Energy Company 1.500%, 07/01/21	2,154,998

		7,110,874

	Health Care (10.8%)
4,900,000	BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	5,482,267
8,250,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	9,449,715
6,700,000	Hologic, Inc.‡ 0.000%, 12/15/43	8,099,864
4,000,000	Illumina, Inc.^ 0.500%, 06/15/21	4,040,660
2,700,000	Incyte Corp. 0.375%, 11/15/18	4,812,926
4,200,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	4,427,178
4,040,000	Jazz Investments I, Ltd.^ 1.875%, 08/15/21	3,996,287
9,733,000	Medidata Solutions, Inc. 1.000%, 08/01/18	10,729,757
11,100,000	Molina Healthcare, Inc. 1.625%, 08/15/44	12,903,583
6,920,000	NuVasive, Inc.* 2.250%, 03/15/21	8,227,050

		72,169,287

PRINCIPAL AMOUNT		VALUE
	Industrials (2.0%)
3,235,000	Dycom Industries, Inc. 0.750%, 09/15/21	$3,467,742
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	5,575,763
4,100,000	Tutor Perini Corp.* 2.875%, 06/15/21	4,118,245

		13,161,750

	Information Technology (30.0%)
1,810,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	2,051,916
4,943,000	Citrix Systems, Inc. 0.500%, 04/15/19	5,561,691
4,300,000	Finisar Corp. 0.500%, 12/15/33	4,891,185
3,600,000	Inphi Corp.* 0.750%, 09/01/21	3,610,548
11,600,000	Intel Corp. 3.250%, 08/01/39	19,931,584
3,100,000	Knowles Corp.*^ 3.250%, 11/01/21	3,418,355
5,355,000	Microchip Technology, Inc. 1.625%, 02/15/25	6,659,612
6,650,000	Micron Technology, Inc. 1.625%, 02/15/33	10,934,129
6,050,000	NVIDIA Corp. 1.000%, 12/01/18	21,396,460
15,000,000	NXP Semiconductors, NV 1.000%, 12/01/19	17,240,625
2,600,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	3,853,252
3,300,000	Pandora Media, Inc.* 1.750%, 12/01/20	3,243,504
8,853,000	Proofpoint, Inc.^ 0.750%, 06/15/20	10,540,957
9,235,000	Red Hat, Inc.^ 0.250%, 10/01/19	11,465,760
17,200,000	Salesforce.com, Inc. 0.250%, 04/01/18	21,200,290
3,795,000	ServiceNow, Inc. 0.000%, 11/01/18	4,962,399
16,385,000	Synchronoss Technologies, Inc.^ 0.750%, 08/15/19	16,920,626
2,000,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	4,658,950
	WebMD Health Corp.
4,000,000	2.500%, 01/31/18	4,146,260
3,075,000	2.625%, 06/15/23*	2,968,559
	Workday, Inc.
10,800,000	0.750%, 07/15/18	12,885,966
5,700,000	1.500%, 07/15/20	7,164,529

		199,707,157

98	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
	Materials (1.2%)
3,450,000	Royal Gold, Inc. 2.875%, 06/15/19	$3,713,528
4,000,000	RTI International Metals, Inc. 1.625%, 10/15/19	4,182,420

		7,895,948

	Real Estate (4.9%)
11,600,000	Colony Starwood Homes 3.000%, 07/01/19	12,741,092
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,464,684
4,195,000	Spirit Realty Capital, Inc. 3.750%, 05/15/21	4,563,531
10,700,000	Starwood Property Trust, Inc. 4.550%, 03/01/18	11,702,376

		32,471,683

	TOTAL CONVERTIBLE BONDS (Cost $441,042,249)	455,413,726

SYNTHETIC CONVERTIBLE SECURITIES (2.1%)¤
Corporate Bonds (1.8%)
	Consumer Discretionary (1.1%)
7,000,000	GameStop Corp.*^ 5.500%, 10/01/19	7,231,875

	Telecommunication Services (0.7%)
4,900,000	SBA Communications Corp. 4.875%, 07/15/22	5,007,188

	TOTAL CORPORATE BONDS	12,239,063

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.3%)#
	Information Technology (0.3%)
1,625	Apple, Inc. Call, 01/20/17, Strike $110.00	991,250
1,865	Xilinx, Inc. Call, 01/20/17, Strike $44.00	1,174,950

	TOTAL PURCHASED OPTIONS	2,166,200

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $13,282,903)	14,405,263

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (25.5%)
	Consumer Staples (0.5%)
43,000	Tyson Foods, Inc. 4.750%	3,314,010

NUMBER OF SHARES		VALUE
	Energy (2.6%)
113,000	Hess Corp. 8.000%	$6,683,950
183,000	Southwestern Energy Company^ 6.250%	4,587,810
120,000	WPX Energy, Inc. 6.250%	6,172,800

		17,444,560

	Financials (6.9%)
132,000	Affiliated Managers Group, Inc. 5.150%	6,747,246
15,750	Bank of America Corp. 7.250%	19,388,250
15,000	Wells Fargo & Company 7.500%	19,575,000

		45,710,496

	Health Care (5.0%)
23,500	Allergan, PLC 5.500%	18,071,500
28,500	Amsurg Corp. 5.250%	3,296,595
139,000	Anthem, Inc. 5.250%	5,872,750
7,900	Teva Pharmaceutical Industries, Ltd. 7.000%	5,988,200

		33,229,045

	Industrials (0.5%)
27,600	Stanley Black & Decker, Inc. 6.250%	3,231,408

	Information Technology (0.6%)
39,000	Belden, Inc. 6.750%	3,771,690

	Materials (0.5%)
100,000	Arconic, Inc. 5.375%	3,090,000

	Real Estate (2.6%)
108,000	American Tower Corp. 5.250%	12,078,720
86,000	Welltower, Inc.# 6.500%	5,313,940

		17,392,660

	Telecommunication Services (1.8%)
42,970	Alibaba Exchangeable (Softbank)*§ 5.750%	5,370,683
38,200	Frontier Communications Corp. 11.125%	3,190,082
45,000	T-Mobile USA, Inc. 5.500%	3,719,250

		12,280,015

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Convertible Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
	Utilities (4.5%)
140,600	Dominion Resources, Inc. 6.375%	$7,062,338
69,000	DTE Energy Company 6.500%	3,621,299
130,000	Exelon Corp. 6.500%	6,201,000
69,000	Great Plains Energy, Inc. 7.000%	3,656,310
	NextEra Energy, Inc.
116,000	6.123%	5,887,000
62,000	6.371%	3,783,860

		30,211,807

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $172,598,849)	169,675,691

COMMON STOCKS (1.9%)
	Information Technology (1.9%)
127,000	Lam Research Corp.	12,301,220

	TOTAL COMMON STOCKS (Cost $10,275,570)	12,301,220

SHORT TERM INVESTMENTS (1.9%)
6,442,558	Fidelity Prime Money Market Fund - Institutional Class	$6,445,135
6,434,534	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	6,434,534

	TOTAL SHORT TERM INVESTMENTS (Cost $12,879,433)	12,879,669

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.4%)
1,560,143	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	1,560,143
	Federal Home Loan Bank Discount Notes
6,499,131	0.000%, 11/04/16	6,499,131
3,898,894	0.000%, 11/15/16	3,898,894
10,400,950	Goldman Sachs Financial Square Government Fund	10,400,950

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $22,359,118)	22,359,118

TOTAL INVESTMENTS (103.2%) (Cost $672,438,122)		$687,034,687

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.4%)		(22,359,118)

OTHER ASSETS, LESS LIABILITIES (0.1%)		943,157

NET ASSETS (100.0%)		$665,618,726

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2016.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 1,587,021 United States Treasury Bond, 3.00%, 05/15/45.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

100	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Convertible Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (70.9%)
		Consumer Discretionary (13.9%)
		Ctrip.com International, Ltd.
680,000		1.250%, 09/15/22*	$670,351
600,000		1.000%, 07/01/20	633,762
825,000		DISH Network Corp.* 3.375%, 08/15/26	948,255
50,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	509,323
405,000		Liberty Interactive, LLC* 1.750%, 09/30/46	408,319
745,000		Liberty Media Corp. 1.375%, 10/15/23	766,214
		Priceline Group, Inc.
1,115,000		0.900%, 09/15/21	1,202,834
910,000		1.000%, 03/15/18	1,443,346
75,000,000	JPY	Sony Corp. 0.000%, 09/30/22	760,987
1,400,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	1,536,019
		Tesla Motors, Inc.
1,850,000		1.250%, 03/01/21	1,621,997
610,000		0.250%, 03/01/19	561,734

			11,063,141

		Energy (1.4%)
210,000		SM Energy Company 1.500%, 07/01/21	235,703
400,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	478,833
480,000		Whiting Petroleum Corp. 1.250%, 04/01/20	405,269

			1,119,805

		Financials (8.0%)
800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,050,909
1,700,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	1,926,634
500,000	GBP	British Land White 2015, Ltd. 0.000%, 06/09/20	568,720
700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	768,287
505,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	397,116
4,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	533,319
200,000	EUR	LEG Immobilien, AG 0.500%, 07/01/21	325,453
94,000	EUR	Unibail-Rodamco, SE 0.000%, 01/01/22	353,187

PRINCIPAL AMOUNT			VALUE
400,000		Yamaguchi Financial Group, Inc.‡ 0.357%, 03/26/20	$418,534

			6,342,159

		Health Care (9.9%)
		BioMarin Pharmaceutical, Inc.
390,000		1.500%, 10/15/20	454,728
330,000		0.750%, 10/15/18	369,214
671,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	768,577
740,000		Hologic, Inc.‡ 0.000%, 12/15/43	894,612
		Illumina, Inc.
235,000		0.000%, 06/15/19	229,936
95,000		0.500%, 06/15/21	95,966
415,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	337,208
800,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,023,420
75,000		Medidata Solutions, Inc. 1.000%, 08/01/18	82,681
1,500,000		Molina Healthcare, Inc. 1.625%, 08/15/44	1,743,727
845,000		NuVasive, Inc.* 2.250%, 03/15/21	1,004,604
800,000		QIAGEN, NV 0.875%, 03/19/21	886,548

			7,891,221

		Industrials (9.4%)
700,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	828,220
705,000		Greenbrier Companies, Inc. 3.500%, 04/01/18	765,514
90,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/06/20	865,351
200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	198,735
1,000,000		MISUMI Group, Inc. 0.000%, 10/22/18	1,510,675
800,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	994,219
1,866,000	EUR	Safran, SA 0.000%, 12/31/20	1,910,537
335,000		Trinity Industries, Inc. 3.875%, 06/01/36	373,997

			7,447,248

		Information Technology (19.6%)
1,000,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	971,614
1,269,000		Citrix Systems, Inc. 0.500%, 04/15/19	1,427,834

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Convertible Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT			VALUE
348,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	$431,734
		FireEye, Inc.
348,000		1.000%, 06/01/35	317,534
330,000		1.625%, 06/01/35	296,672
400,000		Inphi Corp.* 0.750%, 09/01/21	401,172
		Intel Corp.
345,000		3.250%, 08/01/39	592,793
330,000		2.950%, 12/15/35	429,020
975,000		Microchip Technology, Inc. 1.625%, 02/15/25	1,212,534
305,000		Micron Technology, Inc. 2.125%, 02/15/33	525,215
370,000		NVIDIA Corp. 1.000%, 12/01/18	1,308,544
800,000		NXP Semiconductors, NV 1.000%, 12/01/19	919,500
535,000		Red Hat, Inc.^ 0.250%, 10/01/19	664,232
900,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	881,164
1,615,000		Salesforce.com, Inc. 0.250%, 04/01/18	1,990,609
415,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	428,566
405,000		Take-Two Interactive Software, Inc. 1.000%, 07/01/18	840,650
345,000		Twitter, Inc. 1.000%, 09/15/21	319,160
		Workday, Inc.
495,000		1.500%, 07/15/20	622,183
295,000		0.750%, 07/15/18	351,978
690,000		Yahoo!, Inc. 0.000%, 12/01/18	699,487

			15,632,195

		Materials (0.5%)
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	414,267

		Real Estate (5.3%)
1,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,052,652
1,220,000		Colony Starwood Homes 3.000%, 07/01/19	1,340,011
1,000,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	1,128,113
608,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	664,958

			4,185,734

		Telecommunication Services (2.9%)
2,100,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	2,265,465

		TOTAL CONVERTIBLE BONDS (Cost $56,076,263)	56,361,235

PRINCIPAL AMOUNT			VALUE
SYNTHETIC CONVERTIBLE SECURITIES (8.9%)¤
Corporate Bonds (7.8%)
		Consumer Discretionary (2.3%)
625,000		CalAtlantic Group, Inc. 6.625%, 05/01/20	$700,781
625,000		D.R. Horton, Inc. 3.750%, 03/01/19	644,141
479,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	496,064

			1,840,986

		Health Care (0.9%)
630,000		HCA Holdings, Inc. 6.250%, 02/15/21	680,794

		Industrials (2.3%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust~ 5.000%, 10/01/21	478,688
695,000		Icahn Enterprises, LP 4.875%, 03/15/19	694,131
645,000		United Continental Holdings, Inc. 6.375%, 06/01/18	680,072

			1,852,891

		Materials (1.1%)
305,000		Chemtura Corp. 5.750%, 07/15/21	318,915
300,000	EUR	Huntsman International, LLC 5.125%, 04/15/21	350,731
200,000	EUR	INEOS Group Holdings, SA 5.750%, 02/15/19	225,588

			895,234

		Telecommunication Services (1.2%)
283,000		Sprint Corp. 7.250%, 09/15/21	291,136
645,000		T-Mobile USA, Inc. 6.250%, 04/01/21	672,816

			963,952

		TOTAL CORPORATE BONDS	6,233,857

NUMBER OF CONTRACTS			VALUE
Purchased Options (1.1%)#
		Consumer Discretionary (0.6%)
250		Lennar Corp. Call, 01/20/17, Strike $44.00	27,625
80	EUR	LVMH Moet Hennessy Louis Vuitton, SE Call, 12/16/16, Strike 150.00	144,112
270		Time Warner, Inc. Call, 01/20/17, Strike $77.50	297,675

			469,412

102	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2016

NUMBER OF CONTRACTS			VALUE

		Industrials (0.1%)
170	EUR	Airbus Group, SE Call, 12/16/16, Strike 52.00	$63,263
130	GBP	International Consolidated Air Call, 01/20/17, Strike 4.80	11,536
115	EUR	Siemens, AG Call, 03/17/17, Strike 108.00	37,936

			112,735

		Information Technology (0.3%)
145		Apple, Inc. Call, 01/20/17, Strike $110.00	88,450
255		Lam Research Corp. Call, 01/20/17, Strike $95.00	146,625

			235,075

		Telecommunication Services (0.1%)
450	GBP	Vodafone Group, PLC Call, 12/16/16, Strike 2.20	48,333

		TOTAL PURCHASED OPTIONS	865,555

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $7,085,069)	7,099,412

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (15.4%)
		Energy (2.6%)
9,080		Hess Corp. 8.000%	537,082
34,540		Southwestern Energy Company 6.250%	865,918
13,330		WPX Energy, Inc. 6.250%	685,695

			2,088,695

		Financials (6.3%)
1,945		Bank of America Corp. 7.250%	2,394,295
2,030		Wells Fargo & Company 7.500%	2,649,150

			5,043,445

		Health Care (2.4%)
1,340		Allergan, PLC 5.500%	1,030,460
1,195		Teva Pharmaceutical Industries, Ltd. 7.000%	905,810

			1,936,270

		Real Estate (1.2%)
8,195		American Tower Corp. 5.250%	916,529

NUMBER OF SHARES		VALUE

	Telecommunication Services (0.9%)
5,350	Alibaba Exchangeable (Softbank)*§ 5.750%	$668,679

	Utilities (2.0%)
8,205	Exelon Corp. 6.500%	391,379
8,095	Great Plains Energy, Inc. 7.000%	428,954
13,000	NextEra Energy, Inc. 6.371%	793,391

		1,613,724

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,299,930)	12,267,342

SHORT TERM INVESTMENTS (4.7%)
1,864,090	Fidelity Prime Money Market Fund - Institutional Class	1,864,836
1,862,670	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,862,670

	TOTAL SHORT TERM INVESTMENTS (Cost $3,727,104)	3,727,506

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.4%)
22,364	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	22,364
	Federal Home Loan Bank Discount Notes
93,161	0.000%, 11/04/16	93,161
55,888	0.000%, 11/15/16	55,888
149,090	Goldman Sachs Financial Square Government Fund	149,090

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $320,503)	320,503

TOTAL INVESTMENTS (100.3%) (Cost $79,508,869)		79,775,998

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.4%)		(320,503)

OTHER ASSETS, LESS LIABILITIES (0.1%)		108,870

NET ASSETS (100.0%)		$79,564,365

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Global Convertible Fund    Schedule of Investments October 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2016.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $372,313.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 22,749 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$59,516,581	74.6%
European Monetary Unit	15,399,304	19.3%
Japanese Yen	2,135,661	2.7%
British Pound Sterling	1,456,809	1.8%
Hong Kong Dollar	533,319	0.7%
Canadian Dollar	397,116	0.5%
Singapore Dollar	337,208	0.4%
Total Investments	$79,775,998	100.0%

Currency exposure may vary over time.

104	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (92.8%)
	Consumer Discretionary (18.4%)
1,000,000	American Honda Finance Corp. 1.650%, 07/12/21	$987,630
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,075,620
250,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	261,563
500,000	Charter Communications Operating, LLC / Charter Communications Operating Capital* 4.464%, 07/23/22	532,588
1,000,000	Comcast Corp. 2.750%, 03/01/23	1,027,460
500,000	Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	526,833
500,000	DISH DBS Corp. 4.250%, 04/01/18	513,750
250,000	DR Horton, Inc. 4.750%, 02/15/23	266,719
500,000	Expedia, Inc. 5.950%, 08/15/20	561,887
500,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	567,890
1,000,000	General Motors Company, Inc. 3.700%, 05/09/23	1,012,500
445,000	Goodyear Tire & Rubber Company 8.750%, 08/15/20	532,609
1,000,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	1,007,135
1,000,000	Hasbro, Inc. 3.150%, 05/15/21	1,037,565
1,000,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	1,008,735
500,000	L Brands, Inc. 5.625%, 02/15/22	549,062
500,000	Lennar Corp. 4.500%, 06/15/19	521,250
1,000,000	Mattel, Inc. 2.350%, 05/06/19	1,013,075
587,000	Netflix, Inc. 5.500%, 02/15/22	635,794
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,013,975
1,000,000	Time Warner, Inc. 3.600%, 07/15/25	1,039,955
1,000,000	TJX Companies, Inc. 2.750%, 06/15/21	1,041,985
500,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	534,375
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	529,688

		17,799,643

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (6.7%)
1,000,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	$1,053,205
500,000	Coca-Cola Company 2.450%, 11/01/20	516,995
1,000,000	Diageo, PLC 1.500%, 05/11/17	1,002,820
1,000,000	General Mills, Inc. 2.200%, 10/21/19	1,019,340
550,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	609,859
1,000,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	991,935
224,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	226,800
1,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	1,052,290

		6,473,244

	Energy (3.4%)
1,000,000	Chevron Corp. 1.961%, 03/03/20	1,009,305
265,000	Cimarex Energy Company 5.875%, 05/01/22	278,112
1,000,000	Exxon Mobil Corp. 2.709%, 03/06/25	1,016,080
1,000,000	Shell International Finance, BV 3.250%, 05/11/25	1,034,100

		3,337,597

	Financials (25.3%)
500,000	Ally Financial, Inc. 3.250%, 09/29/17	503,750
1,000,000	American Express Company 2.600%, 09/14/20	1,023,925
1,000,000	Ameriprise Financial, Inc. 2.875%, 09/15/26	996,025
1,000,000	AON Corp. 5.000%, 09/30/20	1,100,735
1,500,000	Bank of America Corp. 4.125%, 01/22/24	1,613,070
1,000,000	Bank of Montreal 1.900%, 08/27/21	992,195
1,000,000	Bank of New York Mellon Corp. 3.000%, 10/30/28	999,090
1,000,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	1,030,985
500,000	Capital One NA 2.950%, 07/23/21	513,233
1,000,000	Citigroup, Inc. 4.125%, 07/25/28	1,025,315
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	1,013,340

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Total Return Bond Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE

500,000	Franklin Resources, Inc. 2.850%, 03/30/25	$507,783
250,000	GLP Capital, LP / GLP Financing II, Inc.^ 4.375%, 04/15/21	263,750
1,000,000	Goldman Sachs Group, Inc. 4.250%, 10/21/25	1,048,495
	JPMorgan Chase & Company
1,500,000	3.875%, 09/10/24	1,565,482
500,000	3.875%, 02/01/24	535,790
1,000,000	Metropolitan Life Global Funding I* 2.300%, 04/10/19	1,016,250
1,000,000	Morgan Stanley 2.500%, 04/21/21	1,008,630
1,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	1,042,580
1,000,000	Royal Bank Of Canada 2.350%, 10/30/20	1,017,260
1,000,000	State Street Corp. 1.950%, 05/19/21	1,002,840
1,000,000	SunTrust Banks, Inc. 3.300%, 05/15/26	1,009,195
1,000,000	Toronto-Dominion Bank 2.125%, 04/07/21	1,007,820
1,000,000	US Bancorp 3.600%, 09/11/24	1,061,985
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,598,587

		24,498,110

	Health Care (6.3%)
1,000,000	AbbVie, Inc. 2.300%, 05/14/21	1,000,280
1,000,000	Actavis, PLC 1.875%, 10/01/17	1,003,685
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	511,388
1,000,000	Gilead Sciences, Inc. 3.650%, 03/01/26	1,050,935
500,000	HCA, Inc. 3.750%, 03/15/19	512,812
1,000,000	Johnson & Johnson 2.450%, 03/01/26	1,010,345
1,000,000	Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	1,005,125

		6,094,570

	Industrials (11.2%)
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
500,000	5.000%, 10/01/21	531,875
250,000	4.625%, 10/30/20	263,594
1,000,000	Air Lease Corp. 3.000%, 09/15/23	990,595

PRINCIPAL AMOUNT		VALUE

500,000	American Airlines Group, Inc. 6.125%, 06/01/18	$522,187
500,000	Boeing Company 2.200%, 10/30/22	507,133
1,000,000	Eaton Corp. 1.500%, 11/02/17	1,002,855
1,000,000	Honeywell International, Inc. 1.850%, 11/01/21	997,300
447,000	Huntington Ingalls Industries, Inc.* 5.000%, 12/15/21	469,629
200,000	IHO Verwaltungs GmbH* 4.125%, 09/15/21	204,750
240,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	253,800
500,000	Lamar Media Corp. 5.750%, 02/01/26	536,250
500,000	PACCAR Financial Corp. 1.600%, 03/15/17	501,363
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,062,395
1,000,000	Roper Technologies, Inc. 1.850%, 11/15/17	1,004,730
500,000	Southwest Airlines Company 2.750%, 11/06/19	514,628
1,000,000	United Technologies Corp. 2.650%, 11/01/26	1,000,225
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	534,407

		10,897,716

	Information Technology (11.4%)
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	488,125
1,000,000	Amphenol Corp. 4.000%, 02/01/22	1,073,315
1,000,000	Apple, Inc. 4.375%, 05/13/45	1,065,030
500,000	Cardtronics, Inc. 5.125%, 08/01/22	514,375
500,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	514,688
1,000,000	Cisco Systems, Inc. 1.850%, 09/20/21	998,640
1,000,000	Electronic Arts, Inc. 4.800%, 03/01/26	1,096,625
500,000	Fiserv, Inc. 3.500%, 10/01/22	527,855
500,000	Flextronics International, Ltd. 4.750%, 06/15/25	540,572
1,000,000	Hewlett Packard Enterprise Company* 5.150%, 10/15/25	1,061,480
1,000,000	Microsoft Corp. 3.125%, 11/03/25	1,050,880

106	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE

	Nuance Communications, Inc.*
265,000	5.375%, 08/15/20	$272,122
185,000	6.000%, 07/01/24	195,406
550,000	NXP Semiconductors, NV* 4.125%, 06/01/21	587,125
1,000,000	Visa, Inc. 2.200%, 12/14/20	1,020,095

		11,006,333

	Materials (1.6%)
250,000	Arconic, Inc. 5.125%, 10/01/24	259,844
217,000	Barrick Gold Corp.^ 6.950%, 04/01/19	240,957
1,000,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	1,052,145

		1,552,946

	Real Estate (2.2%)
500,000	American Tower Corp. 5.900%, 11/01/21	578,612
453,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	474,518
1,000,000	Simon Property Group, LP 3.375%, 10/01/24	1,051,175

		2,104,305

	Telecommunication Services (3.7%)
500,000	AT&T, Inc. 3.000%, 06/30/22	507,282
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	1,016,830
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	203,500
250,000	Sprint Corp. 7.250%, 09/15/21	257,188
500,000	T-Mobile USA, Inc. 6.250%, 04/01/21	521,562
1,000,000	Verizon Communications, Inc. 3.500%, 11/01/24	1,044,955

		3,551,317

	Utilities (2.6%)
500,000	Exelon Corp. 2.450%, 04/15/21	506,542
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	1,026,730
1,000,000	Southern Company 2.150%, 09/01/19	1,013,350

		2,546,622

	TOTAL CORPORATE BONDS (Cost $87,141,883)	89,862,403

PRINCIPAL AMOUNT		VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (5.7%)
	Other (5.7%)
	United States Treasury Note
1,500,000	2.000%, 02/15/25	$1,529,740
1,500,000	1.625%, 05/15/26	1,474,224
1,000,000	1.500%, 02/28/23	996,914
1,000,000	1.500%, 08/15/26	970,672
500,000	1.750%, 12/31/20	510,424

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $5,474,816)	5,481,974

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.8%)
390,586	Fidelity Prime Money Market Fund - Institutional Class	390,742
389,766	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	389,766

	TOTAL SHORT TERM INVESTMENTS (Cost $780,508)	780,508

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
15,616	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	15,616
	Federal Home Loan Bank Discount Notes
65,054	0.000%, 11/04/16	65,054
39,026	0.000%, 11/15/16	39,026
104,109	Goldman Sachs Financial Square Government Fund	104,109

	Total INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $223,805)	223,805

TOTAL INVESTMENTS (99.5%) (Cost $93,621,012)		96,348,690

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.2%)		(223,805)

OTHER ASSETS, LESS LIABILITIES (0.8%)		752,184

NET ASSETS (100.0%)		$96,877,069

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Total Return Bond Fund    Schedule of Investments October 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 15,885 United States Treasury Bond, 3.00%, 05/15/45.

108	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (96.7%)
	Consumer Discretionary (23.9%)
350,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$369,469
750,000	CalAtlantic Group, Inc. 6.625%, 05/01/20	840,937
620,000	Cedar Fair, LP 5.375%, 06/01/24	656,812
469,000	Century Communities, Inc. 6.875%, 05/15/22	480,139
500,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	570,937
	Dana, Inc.
460,000	5.500%, 12/15/24	476,675
300,000	5.375%, 09/15/21	312,000
805,000	DISH DBS Corp. 5.125%, 05/01/20	834,181
675,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	668,672
	GameStop Corp.*
600,000	5.500%, 10/01/19	619,875
185,000	6.750%, 03/15/21	191,128
515,000	Golden Nugget, Inc.* 8.500%, 12/01/21	544,613
	L Brands, Inc.
600,000	6.875%, 11/01/35	639,750
500,000	5.625%, 02/15/22	549,063
715,000	Lennar Corp. 4.500%, 06/15/19	745,387
575,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	595,484
445,000	Meritage Homes Corp. 7.000%, 04/01/22	497,288
720,000	NCL Corp., Ltd. - Class C* 4.625%, 11/15/20	731,250
500,000	Netflix, Inc. 5.375%, 02/01/21	537,813
770,000	Nexstar Escrow Corp.* 5.625%, 08/01/24	765,187
560,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	563,150
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	548,153
308,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	330,330
365,000	Service Corp. International 5.375%, 05/15/24	387,813
	SFR Group, SA*
675,000	6.000%, 05/15/22	691,875
150,000	7.375%, 05/01/26	151,781
615,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	654,591
575,000	Speedway Motorsports, Inc. 5.125%, 02/01/23	579,672

PRINCIPAL AMOUNT		VALUE
775,000	Time, Inc.* 5.750%, 04/15/22	$748,844
850,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	908,437
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	529,688

		17,720,994

	Consumer Staples (3.6%)
485,000	Fresh Market, Inc.* 9.750%, 05/01/23	417,100
765,000	JBS USA, LLC* 7.250%, 06/01/21	790,341
500,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	554,417
650,000	NBTY, Inc.* 7.625%, 05/15/21	638,625
215,000	Post Holdings, Inc.* 7.750%, 03/15/24	236,903

		2,637,386

	Energy (9.9%)
545,000	Antero Midstream Partners, LP / Antero Midstream Finance Corp.* 5.375%, 09/15/24	550,450
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	294,381
420,000	Bill Barrett Corp. 7.000%, 10/15/22	360,938
515,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	509,206
300,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	182,625
	Carrizo Oil & Gas, Inc.
500,000	7.500%, 09/15/20	519,063
375,000	6.250%, 04/15/23	388,125
981,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	339,671
535,000	Energy Transfer Equity, LP 5.500%, 06/01/27	524,634
807,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	389,378
185,000	Gulfport Energy Corp.* 6.000%, 10/15/24	188,584
645,000	Laredo Petroleum, Inc. 6.250%, 03/15/23	660,722
575,000	Oasis Petroleum, Inc. 6.875%, 01/15/23	573,562
600,000	Pacific Drilling, SA* 5.375%, 06/01/20	166,500
273,000	PDC Energy, Inc.* 6.125%, 09/15/24	282,384
500,000	Petroleum Geo-Services, ASA*^ 7.375%, 12/15/18	432,500

See accompanying Notes to Schedule of Investments	www.calamos.com	109

High Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
500,000	QEP Resources, Inc. 6.875%, 03/01/21	$526,875
219,000	Rice Energy, Inc. 7.250%, 05/01/23	235,699
	W&T Offshore, Inc.*
266,000	9.000%, 05/15/20	166,583
237,000	8.500%, 06/15/21	94,800

		7,386,680

	Financials (4.9%)
315,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	316,378
170,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.* 7.125%, 06/15/24	186,256
170,000	5.875%, 06/15/21	178,500
650,000	Equinix, Inc. 5.375%, 04/01/23	676,000
640,000	FirstCash, Inc. 6.750%, 04/01/21	674,800
845,000	GLP Capital, LP / GLP Financing II, Inc. 5.375%, 04/15/26	900,981
195,000	LG FinanceCo Corp.* 5.875%, 11/01/24	197,438
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	539,344

		3,669,697

	Health Care (9.1%)
	Acadia Healthcare Company, Inc.
650,000	5.625%, 02/15/23	652,031
180,000	6.500%, 03/01/24	185,063
450,000	Alere, Inc. 6.500%, 06/15/20	457,031
500,000	DaVita, Inc. 5.125%, 07/15/24	488,750
575,000	Endo, Ltd.* 6.000%, 07/15/23	498,453
831,000	HCA, Inc. 4.750%, 05/01/23	866,837
255,000	Hologic, Inc.* 5.250%, 07/15/22	270,778
267,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	269,336
575,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	545,891
423,000	MPH Acquisition Holdings, LLC* 7.125%, 06/01/24	452,874
500,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	523,125
558,000	Teleflex, Inc. 5.250%, 06/15/24	575,089

PRINCIPAL AMOUNT		VALUE
775,000	Tenet Healthcare Corp. 6.750%, 02/01/20	$756,109
200,000	VPII Escrow Corp.* 6.750%, 08/15/18	194,000

		6,735,367

	Industrials (18.7%)
655,000	ACCO Brands Corp. 6.750%, 04/30/20	691,025
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
685,000	4.625%, 10/30/20	722,247
325,000	5.000%, 10/01/21	345,719
350,000	Allison Transmission, Inc.* 5.000%, 10/01/24	357,219
500,000	ARD Finance, SA* 7.125%, 09/15/23	496,250
557,000	Garda World Security Corp.* 7.250%, 11/15/21	531,935
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	602,869
715,000	Gray Television, Inc.* 5.125%, 10/15/24	697,572
365,000	Huntington Ingalls Industries, Inc.* 5.000%, 11/15/25	384,163
200,000	IHO Verwaltungs GmbH* 4.500%, 09/15/23	202,625
700,000	James Hardie International Finance, Ltd.* 5.875%, 02/15/23	739,375
220,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	232,650
750,000	Lamar Media Corp. 5.750%, 02/01/26	804,375
845,000	Match Group, Inc. 6.375%, 06/01/24	918,409
475,000	Meritor, Inc. 6.750%, 06/15/21	485,094
	Michael Baker International, LLC*
459,000	8.250%, 10/15/18	459,861
385,800	8.875%, 04/15/19	349,149
795,000	Multi-Color Corp.* 6.125%, 12/01/22	833,756
415,000	Navistar International Corp. 8.250%, 11/01/21	407,997
460,000	Oshkosh Corp. 5.375%, 03/01/25	482,137
490,000	Terex Corp. 6.000%, 05/15/21	499,800
325,000	Titan International, Inc. 6.875%, 10/01/20	314,031
700,000	United Continental Holdings, Inc. 6.375%, 06/01/18	738,062

110	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
785,000	United Rentals North America, Inc. 6.125%, 06/15/23	$824,741
750,000	7.625%, 04/15/22	799,687

		13,920,748

	Information Technology (8.6%)
935,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	912,794
410,000	Amkor Technology, Inc. 6.625%, 06/01/21	420,250
700,000	Belden, Inc.* 5.500%, 09/01/22	721,875
956,000	Cardtronics, Inc. 5.125%, 08/01/22	983,485
45,000	CBS Radio, Inc.* 7.250%, 11/01/24	46,828
825,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	849,234
780,000	CommScope Technologies Finance, LLC* 6.000%, 06/15/25	820,950
907,000	First Data Corp.* 7.000%, 12/01/23	956,318
	Nuance Communications, Inc.*
330,000	5.375%, 08/15/20	338,869
310,000	6.000%, 07/01/24	327,438

		6,378,041

	Materials (7.6%)
390,000	Arconic, Inc. 5.125%, 10/01/24	405,356
695,000	Cascades, Inc.* 5.750%, 07/15/23	708,466
663,000	Chemtura Corp. 5.750%, 07/15/21	693,249
615,000	Constellium, NV* 8.000%, 01/15/23	610,003
160,000	First Quantum Minerals, Ltd.* 7.000%, 02/15/21	152,700
160,000	6.750%, 02/15/20	154,000
850,000	Huntsman International, LLC 5.125%, 11/15/22	879,750
535,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	530,988
605,000	New Gold, Inc.* 6.250%, 11/15/22	616,344
875,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	926,953

		5,677,809

	Real Estate (1.4%)
460,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	481,850
510,000	Iron Mountain, Inc. 6.000%, 08/15/23	545,381

		1,027,231

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (8.8%)
542,000	CenturyLink, Inc. 6.750%, 12/01/23	$556,905
	CSC Holdings, LLC
390,000	5.250%, 06/01/24	365,625
200,000	10.875%, 10/15/25*	230,375
200,000	5.500%, 04/15/27*	203,500
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	662,119
275,000	10.500%, 09/15/22	286,688
850,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	806,437
625,000	Intelsat Jackson Holdings, SA* 8.000%, 02/15/24	630,859
450,000	SBA Communications Corp. 4.875%, 07/15/22	459,844
1,445,000	Sprint Corp. 7.875%, 09/15/23	1,429,647
820,000	T-Mobile USA, Inc. 6.625%, 04/01/23	871,762

		6,503,761

	Utilities (0.2%)
116,000	NRG Energy, Inc. 7.875%, 05/15/21	120,785

	TOTAL CORPORATE BONDS (Cost $73,035,766)	71,778,499

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.5%)
	Health Care (0.5%)
500	Allergan, PLC 5.500% (Cost $503,157)	384,500

COMMON STOCK (0.2%)
	Energy (0.2%)
100,928	W&T Offshore, Inc.^# (Cost $ 505,483)	146,346

SHORT TERM INVESTMENTS (1.2%)
446,049	Fidelity Prime Money Market Fund - Institutional Class	446,227
443,981	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	443,981

	TOTAL SHORT TERM INVESTMENTS (Cost $890,101)	890,208

See accompanying Notes to Schedule of Investments	www.calamos.com	111

High Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
46,962	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	$46,962
195,632	Federal Home Loan Bank Discount Notes 0.000%, 11/04/16	195,632
117,362	0.000%, 11/15/16	117,362
313,081	Goldman Sachs Financial Square Government Fund	313,081

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $673,037)	673,037

	TOTAL INVESTMENTS (99.5%) (Cost $75,607,544)	73,872,590

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)		(673,037)

OTHER ASSETS, LESS LIABILITIES (1.4%)		1,040,311

NET ASSETS (100.0%)		$74,239,864

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

†	Repurchse agreement collateralized by the following security: 47,771 United States Treasury Bond, 3.00%, 05/15/45.

112	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (37.3%)
	Consumer Discretionary (7.6%)
	CalAtlantic Group, Inc.~
12,000,000	1.625%, 05/15/18	$14,130,480
6,500,000	1.250%, 08/01/32	6,762,373
	Ctrip.com International, Ltd.
26,000,000	1.250%, 10/15/18~	32,229,470
10,000,000	1.990%, 07/01/25	10,928,400
30,417,000	DISH Network Corp.* 3.375%, 08/15/26	34,961,300
4,000,000	GNC Holdings, Inc.* 1.500%, 08/15/20	3,137,960
	Insulet Corp.
5,000,000	1.250%, 09/15/21*	4,696,875
804,000	2.000%, 06/15/19~	848,071
6,918,000	Liberty Interactive, LLC* 1.750%, 09/30/46	6,974,693
10,000,000	Live Nation Entertainment, Inc. 2.500%, 05/15/19	10,896,900
4,000,000	M/I Homes, Inc.~^ 3.000%, 03/01/18	4,006,640
11,635,000	Meritage Homes Corp.~ 1.875%, 09/15/32	11,573,916
	Priceline Group, Inc.~
25,000,000	1.000%, 03/15/18	39,652,375
15,000,000	0.900%, 09/15/21	16,181,625
10,000,000	Restoration Hardware Holdings, Inc.* 0.000%, 06/15/19	8,503,550
14,000,000	Shutterfly, Inc. 0.250%, 05/15/18	14,044,660
5,250,000	TAL Education Group 2.500%, 05/15/19	16,333,433
	Tesla Motors, Inc.~
32,500,000	1.250%, 03/01/21	28,494,537
10,000,000	1.500%, 06/01/18	16,130,250
15,000,000	Vipshop Holdings, Ltd.~^ 1.500%, 03/15/19	16,019,175

		296,506,683

	Consumer Staples (0.3%)
12,500,000	Herbalife, Ltd. 2.000%, 08/15/19	12,180,812

	Energy (1.1%)
15,000,000	Chesapeake Energy Corp.* 5.500%, 09/15/26	14,101,425
22,500,000	Energy XXI, Ltd.@ 3.000%, 12/15/18	287,775
3,000,000	Helix Energy Solutions Group, Inc.^ 3.250%, 03/15/32	2,953,425
5,000,000	Oasis Petroleum, Inc.^ 2.625%, 09/15/23	5,656,675
7,500,000	Renewable Energy Group I* 4.000%, 06/15/36	7,421,925
4,000,000	SEACOR Holdings, Inc.~ 3.000%, 11/15/28	3,189,800

PRINCIPAL AMOUNT		VALUE
10,000,000	Whiting Petroleum Corp.~ 1.250%, 04/01/20	$8,443,100

		42,054,125

	Financials (0.4%)
	AmTrust Financial Services, Inc.
4,821,000	2.750%, 12/15/44	4,179,325
3,000,000	2.750%, 12/15/44*	2,530,200
3,500,000	Cowen Group, Inc.~ 3.000%, 03/15/19	3,306,310
5,000,000	Goldman Sachs Group, Inc.* 4.500%, 04/01/22	4,977,025

		14,992,860

	Health Care (4.9%)
7,500,000	Aceto Corp.~* 2.000%, 11/01/20	6,875,400
8,391,000	Acorda Therapeutics, Inc.~ 1.750%, 06/15/21	6,524,716
5,000,000	Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	4,970,750
10,000,000	AMAG Pharmaceuticals, Inc.~ 2.500%, 02/15/19	11,685,400
15,000,000	BioMarin Pharmaceutical, Inc.~ 0.750%, 10/15/18	16,782,450
9,500,000	Brookdale Senior Living, Inc.~ 2.750%, 06/15/18	9,260,458
7,500,000	Depomed, Inc.~ 2.500%, 09/01/21	9,975,375
7,500,000	Emergent Biosolutions, Inc.~^ 2.875%, 01/15/21	8,590,650
12,500,000	Horizon Pharma Investment, Ltd.^ 2.500%, 03/15/22	11,870,750
5,000,000	Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	4,908,275
8,000,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	8,432,720
7,000,000	Ligand Pharmaceuticals, Inc.~ 0.750%, 08/15/19	9,764,335
	Medicines Company
12,500,000	2.750%, 07/15/23*	11,928,437
7,500,000	2.500%, 01/15/22~	8,868,713
	Molina Healthcare, Inc.~
10,500,000	1.625%, 08/15/44	12,206,092
5,000,000	1.125%, 01/15/20	7,203,150
12,500,000	NuVasive, Inc.* 2.250%, 03/15/21	14,861,000
5,000,000	Quidel Corp.~ 3.250%, 12/15/20	4,780,075
8,000,000	Spectranetics Corp. 2.625%, 06/01/34	7,863,120
4,000,000	Teligent, Inc. 3.750%, 12/15/19	3,662,700
10,000,000	Wright Medical Group, Inc. 2.000%, 02/15/20	10,266,350

		191,280,916

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Market Neutral Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE

	Industrials (0.9%)
5,600,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	$6,080,676
	Navistar International Corp.
7,500,000	4.750%, 04/15/19	6,972,225
2,500,000	4.500%, 10/15/18~	2,368,337
3,000,000	SolarCity Corp.^ 1.625%, 11/01/19	2,330,745
10,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	11,164,100
5,000,000	Tutor Perini Corp.~* 2.875%, 06/15/21	5,022,250

		33,938,333

	Information Technology (19.3%)
20,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	22,673,100
8,000,000	Blackhawk Network Holdings, Inc.* 1.500%, 01/15/22	8,061,920
7,750,000	Bottomline Technologies, Inc.^ 1.500%, 12/01/17	7,869,234
2,500,000	Brocade Communications Systems, Inc.~^ 1.375%, 01/01/20	2,498,175
2,500,000	CalAmp Corp.^ 1.625%, 05/15/20	2,347,250
8,800,000	Cardtronics, Inc. 1.000%, 12/01/20	9,876,328
15,900,000	Ciena Corp.~* 3.750%, 10/15/18	19,008,132
10,000,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	11,251,650
12,000,000	Cornerstone OnDemand, Inc.~ 1.500%, 07/01/18	12,593,700
11,000,000	CSG Systems International, Inc.~* 4.250%, 03/15/36	11,577,665
5,000,000	Cypress Semiconductor Corp.* 4.500%, 01/15/22	5,294,800
10,500,000	Electronics For Imaging, Inc.~^ 0.750%, 09/01/19	11,159,610
5,000,000	Envestnet, Inc.^ 1.750%, 12/15/19	4,753,700
5,000,000	Euronet Worldwide, Inc.~ 1.500%, 10/01/44	6,203,075
12,752,000	Finisar Corp. 0.500%, 12/15/33	14,505,209
	FireEye, Inc.
5,000,000	1.625%, 06/01/35	4,495,025
5,000,000	1.000%, 06/01/35^	4,562,275
9,500,000	Infinera Corp. 1.750%, 06/01/18	9,716,030
	Inphi Corp.*
5,000,000	1.125%, 12/01/20~	5,820,400
3,975,000	0.750%, 09/01/21	3,986,647

PRINCIPAL AMOUNT			VALUE
10,000,000		Integrated Device Technology, Inc.~* 0.875%, 11/15/22	$9,699,050
10,000,000		Intel Corp. 3.250%, 08/01/39	17,182,400
15,000,000		LinkedIn Corp.~ 0.500%, 11/01/19	14,841,375
10,000,000		Mentor Graphics Corp.~ 4.000%, 04/01/31	14,631,950
10,000,000		MercadoLibre, Inc.~ 2.250%, 07/01/19	14,503,150
10,000,000		Microchip Technology, Inc.~ 1.625%, 02/15/25	12,436,250
20,000,000		Micron Technology, Inc.~ 1.625%, 02/15/33	32,884,600
2,500,000		NetSuite, Inc.~ 0.250%, 06/01/18	2,624,450
15,000,000		Nuance Communications, Inc.~* 1.000%, 12/15/35	13,056,675
35,000,000		NVIDIA Corp.~ 1.000%, 12/01/18	123,781,175
10,000,000		NXP Semiconductors, NV~ 1.000%, 12/01/19	11,493,750
25,000,000		ON Semiconductor Corp.~ 2.625%, 12/15/26	28,794,000
10,600,000		Palo Alto Networks, Inc.~ 0.000%, 07/01/19	15,709,412
7,500,000		Pandora Media, Inc.* 1.750%, 12/01/20	7,371,600
15,000,000		Proofpoint, Inc. 1.250%, 12/15/18	30,291,900
10,000,000		Rambus, Inc.~ 1.125%, 08/15/18	11,592,550
7,500,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	7,343,030
7,500,000		Rovi Corp. 0.500%, 03/01/20	7,532,588
25,000,000		Salesforce.com, Inc.~ 0.250%, 04/01/18	30,814,375
12,500,000		ServiceNow, Inc. 0.000%, 11/01/18	16,345,187
5,000,000		SINA Corp. 1.000%, 12/01/18	4,995,475
		SunEdison, Inc.@
14,500,000		2.375%, 04/15/22	761,250
6,250,000		2.000%, 10/01/18	269,250
10,000,000		SunPower Corp.* 4.000%, 01/15/23	7,422,700
4,651,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	4,803,041
10,000,000		Take-Two Interactive Software, Inc.~ 1.000%, 07/01/18	20,756,800
5,000,000		TTM Technologies, Inc.~ 1.750%, 12/15/20	7,364,850

114	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT			VALUE
10,000,000		Twitter, Inc.~ 1.000%, 09/15/21	$9,251,000
15,000,000		Viavi Solutions, Inc.~ 0.625%, 08/15/33	14,953,875
10,000,000		WebMD Health Corp. 2.500%, 01/31/18	10,365,650
		Workday, Inc.
14,500,000		0.750%, 07/15/18~^	17,300,602
7,500,000		1.500%, 07/15/20	9,427,013
20,000,000		Xilinx, Inc.~ 2.625%, 06/15/17	35,244,300
5,000,000		Yahoo!, Inc.~ 0.000%, 12/01/18	5,068,750

			749,167,948

		Materials (1.1%)
5,000,000		Allegheny Technologies, Inc. 4.750%, 07/01/22	5,814,875
4,000,000		B2Gold Corp.~ 3.250%, 10/01/18	4,244,520
15,000,000		Cemex, SAB de CV~ 3.750%, 03/15/18	17,468,775
10,000,000		RTI International Metals, Inc. 1.625%, 10/15/19	10,456,050
5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	5,530,350

			43,514,570

		Real Estate (1.4%)
4,000,000		American Residential Properties OP, LP* 3.250%, 11/15/18	4,958,800
		Colony Starwood Homes
6,000,000		3.000%, 07/01/19	6,590,220
5,000,000		4.500%, 10/15/17	5,412,625
8,200,000		Extra Space Storage, LP* 3.125%, 10/01/35	8,736,649
6,000,000		Forestar Group, Inc.^ 3.750%, 03/01/20	5,697,870
15,000,000		SL Green Operating Partnership, LP* 3.000%, 10/15/17	19,241,325
5,000,000		Starwood Property Trust, Inc.~ 3.750%, 10/15/17	5,131,700

			55,769,189

		Telecommunication Services (0.3%)
10,000,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	10,787,930

		TOTAL CONVERTIBLE BONDS (Cost $1,398,844,863)	1,450,193,366

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (7.2%)¤
Corporate Bonds (6.4%)
	Consumer Discretionary (2.1%)
5,000,000	American Airlines Group, Inc.~ 6.125%, 06/01/18	$5,221,875
4,575,000	Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	4,820,517
6,820,000	D.R. Horton, Inc. 3.750%, 03/01/19	7,028,862
10,000,000	DISH DBS Corp. 4.250%, 04/01/18	10,275,000
	Ford Motor Credit Company, LLC
2,000,000	1.500%, 01/17/17	2,001,960
1,000,000	2.943%, 01/08/19	1,020,535
	General Motors Company, Inc.
3,000,000	3.250%, 05/15/18	3,052,500
2,500,000	3.500%, 10/02/18	2,567,188
2,000,000	2.400%, 05/09/19	1,998,750
500,000	2.625%, 07/10/17	504,063
	Lennar Corp.
8,760,000	4.500%, 06/15/19	9,132,300
7,000,000	4.125%, 12/01/18	7,214,375
5,745,000	Meritage Homes Corp. 4.500%, 03/01/18	5,870,672
4,170,000	NCL Corp., Ltd. - Class C~* 4.625%, 11/15/20	4,235,156
2,000,000	Nissan Motor Acceptance Corp.~*‡ 1.385%, 03/03/17	2,003,390
13,760,000	Toll Brothers Finance Corp.~ 4.000%, 12/31/18	14,215,800

		81,162,943

	Consumer Staples (0.2%)
6,000,000	Constellation Brands, Inc. 7.250%, 05/15/17	6,198,750

	Energy (0.3%)
8,000,000	Chesapeake Energy Corp.*^ 8.000%, 12/15/22	8,140,000
1,000,000	CNOOC, Ltd.~ 1.625%, 04/30/17	1,000,390
500,000	Exxon Mobil Corp.~ 1.708%, 03/01/19	503,898
2,000,000	Shell International Finance, BV 1.375%, 09/12/19	1,986,920
1,250,000	Whiting Petroleum Corp.~^ 6.500%, 10/01/18	1,238,281

		12,869,489

	Financials (0.9%)
	Ally Financial, Inc.
6,000,000	3.250%, 09/29/17	6,045,000
2,500,000	3.250%, 11/05/18	2,504,688

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments October 31, 2016

PRINCIPAL AMOUNT		VALUE
1,000,000	ANZ New Zealand (Int’l), Ltd.~* 1.400%, 04/27/17	$1,000,930
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,749,922
1,000,000	Berkshire Hathaway Finance Corp.~ 1.700%, 03/15/19	1,008,505
2,000,000	Capital One NA 1.850%, 09/13/19	1,998,550
3,000,000	Fifth Third Bancorp 1.625%, 09/27/19	2,993,340
1,500,000	Goldman Sachs Group, Inc. 2.000%, 04/25/19	1,509,300
	Hyundai Capital America*
1,000,000	2.500%, 03/18/19	1,014,425
500,000	2.000%, 07/01/19	500,915
2,000,000	Metropolitan Life Global Funding I~* 1.550%, 09/13/19	1,992,800
2,983,000	Neuberger Berman Group, LLC~* 5.875%, 03/15/22	3,110,016
	PNC Bank NA~
1,000,000	1.950%, 03/04/19	1,009,300
1,000,000	1.800%, 11/05/18	1,006,730

		33,444,421

	Health Care (0.2%)
1,000,000	Actavis Funding SCS 1.300%, 06/15/17	1,000,080
1,205,000	Community Health Systems, Inc. 5.125%, 08/15/18	1,197,469
2,703,000	HCA, Inc. 3.750%, 03/15/19	2,772,264
500,000	Mylan, Inc. 1.350%, 11/29/16	500,093
500,000	Teva Pharmaceutical Finance Netherlands III, BV 1.700%, 07/19/19	496,980
2,500,000	UnitedHealth Group, Inc.~ 1.700%, 02/15/19	2,509,812

		8,476,698

	Industrials (1.1%)
12,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.750%, 05/15/17	12,052,500
10,000,000	Air Lease Corp. 5.625%, 04/01/17	10,168,750
4,800,000	CNH Industrial Capital, LLC 3.250%, 02/01/17	4,818,000
5,000,000	Deluxe Corp. 6.000%, 11/15/20	5,154,525
1,000,000	GATX Corp. 1.250%, 03/04/17	1,000,330
9,175,000	Icahn Enterprises, LP 3.500%, 03/15/17	9,209,406

PRINCIPAL AMOUNT		VALUE
1,000,000	Rockwell Collins, Inc.~‡ 1.200%, 12/15/16	$998,720

		43,402,231

	Information Technology (1.1%)
14,700,000	Alliance Data Systems Corp.* 5.250%, 12/01/17	15,067,500
2,000,000	eBay, Inc. 2.500%, 03/09/18	2,025,090
10,000,000	Hewlett Packard Enterprise Company* 3.100%, 10/05/18	10,237,500
1,000,000	Juniper Networks, Inc. 3.125%, 02/26/19	1,026,720
2,725,000	NXP Semiconductors, NV~* 3.750%, 06/01/18	2,810,156
7,000,000	Sanmina Corp.~* 4.375%, 06/01/19	7,310,625
5,000,000	Seagate Technology, PLC~ 3.750%, 11/15/18	5,151,175

		43,628,766

	Real Estate (0.2%)
	iStar, Inc.
6,000,000	4.875%, 07/01/18	6,037,500
2,000,000	4.000%, 11/01/17	2,010,000

		8,047,500

	Telecommunication Services (0.3%)
5,000,000	AT&T, Inc. 2.400%, 03/15/17	5,025,975
6,000,000	British Telecommunications, PLC 1.250%, 02/14/17	6,003,330

		11,029,305

	TOTAL CORPORATE BONDS	248,260,103

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.8%)#
	Energy (0.0%)
1,000	Southwestern Energy Company Call, 01/20/17, Strike $8.00	269,000

	Information Technology (0.0%)
1,000	Autodesk, Inc. Call, 04/21/17, Strike $75.00	560,000

	Other (0.8%)
	S&P 500 Index
4,000	Call, 11/04/16, Strike $2,235.00	20,000
2,500	Call, 11/07/16, Strike $2,160.00	431,250
2,000	Call, 11/11/16, Strike $2,240.00	25,000
2,000	Call, 11/21/16, Strike $2,200.00	480,000
2,000	Call, 11/30/16, Strike $2,200.00	760,000
2,000	Call, 12/30/16, Strike $2,000.00	28,180,000
1,000	Call, 11/07/16, Strike $2,185.00	12,500

116	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF CONTRACTS		VALUE
5,000	SPDR S&P 500 ETF Trust Call, 12/30/16, Strike $225.00	$147,500

		30,056,250

	TOTAL PURCHASED OPTIONS	30,885,250

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $270,613,993)	279,145,353

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.1%)
	Consumer Staples (0.1%)
40,000	Post Holdings, Inc. 5.250%	5,469,872

	Energy (0.5%)
800,000	Southwestern Energy Company 6.250%	20,056,000

	Health Care (1.0%)
25,000	Allergan, PLC~ 5.500%	19,225,000
25,000	Teva Pharmaceutical Industries, Ltd.~ 7.000%	18,950,000

		38,175,000

	Industrials (0.3%)
150,000	Stericycle, Inc. 5.250%	10,120,500

	Information Technology (0.4%)
65,000	Belden, Inc. 6.750%	6,286,150
100,000	MTS Systems Corp. 8.750%	11,124,310

		17,410,460

	Real Estate (0.4%)
150,000	American Tower Corp. 5.500%	16,462,500

	Telecommunication Services (1.9%)
500,000	Alibaba Exchangeable (Softbank)*§ 5.750%	62,493,400
113,200	Frontier Communications Corp. 11.125%	9,453,332

		71,946,732

	Utilities (0.5%)
60,597	Dominion Resources, Inc. 6.750%	3,057,119
130,000	DTE Energy Company 6.500%	6,822,738
50,000	Dynegy, Inc. 7.000%	3,745,000

NUMBER OF SHARES		VALUE
100,000	NextEra Energy, Inc.~ 6.371%	$6,103,000

		19,727,857

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $214,308,853)	199,368,921

COMMON STOCKS (47.8%)
	Consumer Discretionary (5.7%)
40,100	Amazon.com, Inc.~#	31,671,782
2,984	AutoZone, Inc.~#	2,214,605
24,855	CarMax, Inc.~#	1,241,259
59,652	Carnival Corp.	2,928,913
5,420	Chipotle Mexican Grill, Inc.#	1,955,319
57,167	Coach, Inc.~	2,051,724
300,010	Comcast Corp. - Class A~	18,546,618
34,797	D.R. Horton, Inc.~	1,003,198
19,883	Darden Restaurants, Inc.~	1,288,220
71,993	Delphi Automotive, PLC	4,684,585
24,856	Discovery Communications, Inc. - Class A~#	648,990
24,856	Discovery Communications, Inc. - Class C~#	624,134
25,851	Dollar General Corp.~	1,786,046
401,663	Ford Motor Company~	4,715,524
30,821	Gap, Inc.~^	850,351
107,077	General Motors Company, Inc.	3,383,633
231,053	Home Depot, Inc.~	28,190,777
34,796	Interpublic Group of Companies, Inc.~	779,082
19,090	Lennar Corp. - Class A	795,862
192,779	Lowe’s Companies, Inc.	12,848,720
27,340	Macy’s, Inc.~	997,637
99,810	McDonald’s Corp.~	11,235,612
21,444	Michael Kors Holdings, Ltd.#	1,088,926
9,943	Mohawk Industries, Inc.~#	1,832,495
44,423	Netflix, Inc.#	5,547,100
188,527	Nike, Inc. - Class B~	9,460,285
6,760	Priceline Group, Inc.~#	9,965,795
10,936	PVH Corp.~	1,169,933
39,767	Ross Stores, Inc.~	2,487,028
34,797	Royal Caribbean Cruises, Ltd.	2,674,845
117,914	Starbucks Corp.~	6,257,696
67,440	Target Corp.	4,635,151
73,490	Time Warner, Inc.~	6,539,875
36,586	TJX Companies, Inc.~	2,698,217
22,912	TripAdvisor, Inc.~#	1,477,366
209,977	Twenty-First Century Fox, Inc.~	5,516,096
17,336	Under Armour, Inc., Class A^#	539,150
17,459	Under Armour, Inc., Class C#	451,490

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
39,075	Viacom, Inc. - Class B~	$1,467,657
207,094	Walt Disney Company~	19,195,543
7,954	Whirlpool Corp.~	1,191,668
19,883	Yum! Brands, Inc.~	1,715,505

		220,354,412

	Consumer Staples (4.6%)
275,299	Altria Group, Inc.~	18,202,770
60,574	Archer-Daniels-Midland Company~	2,639,209
372,830	Coca-Cola Company	15,807,992
74,964	Colgate-Palmolive Company~	5,349,431
39,769	ConAgra Foods, Inc.~	1,916,070
44,493	Costco Wholesale Corp.~	6,579,180
49,617	Coty, Inc. - Class A#	1,140,695
155,294	CVS Health Corp.	13,060,225
64,225	General Mills, Inc.	3,980,666
13,919	Hershey Company~	1,426,141
34,797	Kellogg Company~	2,614,299
32,113	Kimberly-Clark Corp.	3,674,048
62,470	Kraft Heinz Company	5,556,706
129,249	Kroger Company	4,004,134
20,546	Mead Johnson Nutrition Company~	1,536,224
166,124	Mondelez International, Inc. - Class A	7,465,613
199,040	PepsiCo, Inc.~	21,337,088
166,034	Philip Morris International, Inc.~	16,012,319
250,360	Procter & Gamble Company	21,731,248
35,515	Reynolds American, Inc.	1,956,166
199,735	Wal-Mart Stores, Inc.~	13,985,445
104,393	Walgreens Boots Alliance, Inc.	8,636,433
35,825	Whole Foods Market, Inc.	1,013,489

		179,625,591

	Energy (3.8%)
46,828	Anadarko Petroleum Corp.~	2,783,456
24,357	Apache Corp.~	1,448,754
48,218	Baker Hughes, Inc.~	2,671,277
206,199	Chevron Corp.~	21,599,345
123,180	ConocoPhillips~	5,352,171
62,140	Devon Energy Corp.	2,354,485
90,274	EOG Resources, Inc.~	8,162,575
27,838	EQT Corp.~	1,837,308
542,135	Exxon Mobil Corp.~	45,170,688
95,346	Halliburton Company	4,385,916
9,943	Helmerich & Payne, Inc.~	627,503
26,153	Hess Corp.	1,254,559
380,333	Kinder Morgan, Inc.	7,770,203
59,654	Marathon Oil Corp.~	786,240
101,807	Marathon Petroleum Corp.	4,437,767
12,924	Murphy Oil Corp.~^	334,344

NUMBER OF SHARES		VALUE
48,218	National Oilwell Varco, Inc.~	$1,547,798
69,597	Noble Energy, Inc.	2,399,009
80,332	Occidental Petroleum Corp.	5,857,006
79,191	Phillips 66~	6,426,350
139,588	Schlumberger, Ltd.	10,919,969
101,809	Spectra Energy Corp.	4,256,634
49,023	Valero Energy Corp.~	2,904,123
37,981	Williams Companies, Inc.	1,109,045

		146,396,525

	Financials (6.5%)
36,785	Aflac, Inc.~	2,533,383
57,397	Allstate Corp.~	3,897,256
187,408	American Express Company~	12,447,639
144,607	American International Group, Inc.~	8,922,252
32,113	Ameriprise Financial, Inc.~	2,838,468
1,093,633	Bank of America Corp.~	18,044,945
214,252	Bank of New York Mellon Corp.	9,270,684
91,071	BB&T Corp.~	3,569,983
214,251	Berkshire Hathaway, Inc. - Class B#	30,916,419
12,824	BlackRock, Inc.~	4,376,062
69,597	Capital One Financial Corp.	5,152,962
173,989	Charles Schwab Corp.~	5,515,451
40,798	Chubb Corp.~	5,181,346
310,692	Citigroup, Inc.~	15,270,512
50,706	Discover Financial Services	2,856,269
109,362	Fifth Third Bancorp~	2,379,717
42,253	Franklin Resources, Inc.~	1,422,236
46,031	Goldman Sachs Group, Inc.~	8,204,565
44,741	Hartford Financial Services Group, Inc.~	1,973,526
43,029	Invesco, Ltd.	1,208,685
463,637	JPMorgan Chase & Company~	32,111,499
23,356	Lincoln National Corp.	1,146,546
167,267	MetLife, Inc.~	7,854,858
198,939	Morgan Stanley~	6,678,382
57,414	PNC Financial Services Group, Inc.~	5,488,778
89,976	Prudential Financial, Inc.~	7,629,065
188,904	Regions Financial Corp.~	2,023,162
43,248	State Street Corp.~	3,036,442
59,652	SunTrust Banks, Inc.~	2,698,060
86,996	Synchrony Financial	2,487,216
26,844	T. Rowe Price Group, Inc.~	1,718,284
27,638	Travelers Companies, Inc.~	2,989,879
179,865	US Bancorp~	8,050,757
505,456	Wells Fargo & Company~	23,256,031

		253,151,319

118	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE

	Health Care (6.6%)
140,083	Abbott Laboratories~	$5,496,857
219,325	AbbVie, Inc.~	12,233,948
59,156	Aetna, Inc.~	6,350,397
38,284	Agilent Technologies, Inc.~	1,668,034
20,879	Alexion Pharmaceuticals, Inc.~#	2,724,710
50,560	Allergan, PLC~#	10,564,006
79,237	Amgen, Inc.~	11,185,095
40,267	Anthem, Inc.~	4,906,937
61,902	Baxter International, Inc.	2,945,916
30,522	Biogen, Inc.~#	8,551,654
174,899	Bristol-Myers Squibb Company~	8,904,108
33,095	Cardinal Health, Inc.	2,273,296
84,321	Celgene Corp.#	8,615,920
52,197	Cerner Corp.#	3,057,700
39,620	Cigna Corp.	4,708,045
19,883	DaVita, Inc.~#	1,165,541
27,877	Edwards Lifesciences Corp.~#	2,654,448
96,439	Eli Lilly and Company	7,121,056
104,293	Express Scripts Holding Company~#	7,029,348
169,412	Gilead Sciences, Inc.	12,473,806
20,248	Illumina, Inc.#	2,756,563
300,699	Johnson & Johnson~	34,878,077
23,863	Laboratory Corp. of America Holdings~#	2,990,988
122,154	Medtronic, PLC	10,019,071
368,651	Merck & Company, Inc.	21,647,187
45,170	Mylan, NV#	1,648,705
14,801	Perrigo Company, PLC	1,231,295
694,757	Pfizer, Inc.~	22,030,744
14,912	Quest Diagnostics, Inc.~	1,214,433
3,977	Regeneron Pharmaceuticals, Inc.~#	1,372,145
35,192	St. Jude Medical, Inc.~	2,739,345
44,740	Stryker Corp.~	5,160,759
80,331	Thermo Fisher Scientific, Inc.~	11,811,067
91,071	UnitedHealth Group, Inc.	12,871,064

		257,002,265

	Industrials (4.4%)
54,580	3M Company	9,022,074
99,422	Boeing Company~	14,160,675
65,320	Caterpillar, Inc.~^	5,451,607
99,421	CSX Corp.~	3,033,335
18,889	Cummins, Inc.~	2,414,392
64,224	Danaher Corp.	5,044,795
72,380	Deere & Company	6,391,154
149,927	Delta Air Lines, Inc.	6,262,451
39,272	Eaton Corp., PLC	2,504,375

NUMBER OF SHARES		VALUE
64,225	Emerson Electric Company~	$3,254,923
18,653	Expeditors International of Washington, Inc.	960,070
37,480	FedEx Corp.	6,533,514
32,809	Fluor Corp.	1,705,740
32,112	Fortive Corp.	1,639,318
32,403	General Dynamics Corp.	4,884,428
989,963	General Electric Company~	28,807,923
115,876	Honeywell International, Inc.	12,709,280
42,851	Illinois Tool Works, Inc.~	4,866,588
22,992	Jacobs Engineering Group, Inc.~#	1,185,927
10,991	Kansas City Southern	964,570
8,406	L-3 Communications Holdings, Inc.	1,151,118
27,366	Lockheed Martin Corp.	6,742,435
69,597	Masco Corp.~	2,149,155
27,502	Norfolk Southern Corp.	2,557,686
34,797	Pentair, PLC	1,918,359
24,856	Robert Half International, Inc.~	930,112
152,017	Southwest Airlines Company~	6,088,281
85,702	Union Pacific Corp.~	7,557,202
88,386	United Parcel Service, Inc. - Class B	9,524,475
99,820	United Technologies Corp.~	10,201,604

		170,617,566

	Information Technology (11.1%)
58,957	Accenture, PLC - Class A~	6,853,162
39,770	Akamai Technologies, Inc.~#	2,762,822
30,567	Alphabet, Inc. - Class A~#	24,756,213
30,666	Alphabet, Inc. - Class C~#	24,058,704
39,770	Amphenol Corp. - Class A~	2,622,036
772,248	Apple, Inc.~	87,681,038
56,072	Applied Materials, Inc.	1,630,574
60,967	Broadcom, Ltd.	10,381,461
508,839	Cisco Systems, Inc.	15,611,180
75,063	Cognizant Technology Solutions Corp. - Class A#	3,854,485
114,002	eBay, Inc.#	3,250,197
3,619	F5 Networks, Inc.#	500,182
264,636	Facebook, Inc. - Class A~#	34,664,670
64,224	Fiserv, Inc.#	6,324,779
92,564	Hewlett Packard Enterprise Company	2,079,913
240,601	HP, Inc.	3,486,308
615,219	Intel Corp.~	21,452,687
104,594	International Business Machines Corp.	16,075,052
72,064	Juniper Networks, Inc.~	1,898,166
168,321	MasterCard, Inc. - Class A	18,013,713
135,628	Micron Technology, Inc.~#	2,327,376
985,562	Microsoft Corp.~	59,054,875

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
26,647	NVIDIA Corp.	$1,896,201
369,052	Oracle Corp.	14,178,978
114,001	PayPal Holdings, Inc.#	4,749,282
206,783	QUALCOMM, Inc.	14,210,128
19,883	Red Hat, Inc.~#	1,539,938
65,432	Salesforce.com, Inc.#	4,917,869
84,509	Symantec Corp.~	2,115,260
55,152	TE Connectivity, Ltd.	3,467,406
19,883	Teradata Corp.#	536,046
52,560	Texas Instruments, Inc.~	3,723,876
302,777	Visa, Inc. - Class A~^	24,982,130
43,790	Western Digital Corp.	2,559,088
77,053	Yahoo!, Inc.#	3,201,552

		431,417,347

	Materials (1.2%)
27,839	Air Products & Chemicals, Inc.~	3,714,279
44,747	CF Industries Holdings, Inc.~	1,074,375
171,403	Dow Chemical Company~	9,223,195
104,988	E.I. du Pont de Nemours and Company	7,222,125
9,942	Eastman Chemical Company~	714,929
174,579	Freeport-McMoRan, Inc.#	1,951,793
53,589	LyondellBasell Industries, NV - Class A	4,263,005
81,414	Monsanto Company	8,204,089
74,964	Mosaic Company	1,763,903
83,513	Newmont Mining Corp.~	3,093,322
34,200	PPG Industries, Inc.	3,185,046
37,480	Praxair, Inc.	4,387,409

		48,797,470

	Real Estate (0.9%)
40,267	American Tower Corp.	4,718,890
11,930	AvalonBay Communities, Inc.~	2,042,177
33,008	Crown Castle International Corp.	3,003,398
36,389	Equity Residential	2,247,021
87,491	Host Hotels & Resorts, Inc.	1,354,361
14,912	Macerich Company	1,055,471
54,681	Prologis, Inc.~	2,852,161
14,763	Public Storage~	3,155,148
43,945	Simon Property Group, Inc.	8,172,012
32,311	Ventas, Inc.~	2,189,070
17,984	Vornado Realty Trust	1,668,556
32,984	Welltower, Inc.	2,260,394

		34,718,659

	Telecommunication Services (1.3%)
739,618	AT&T, Inc.~	27,210,546
100,714	CenturyLink, Inc.~	2,676,978
417,768	Verizon Communications, Inc.~	20,094,641

		49,982,165

NUMBER OF SHARES		VALUE

	Utilities (1.7%)
104,393	AES Corp.~	$1,228,706
67,508	American Electric Power Company, Inc.~	4,377,219
54,681	CMS Energy Corp.~	2,304,804
39,769	Consolidated Edison, Inc.^	3,004,548
48,218	Dominion Resources, Inc.~	3,625,994
133,921	Duke Energy Corp.~	10,716,358
49,712	Edison International	3,652,838
23,863	Entergy Corp.~	1,758,226
19,884	Eversource Energy~	1,094,813
69,597	Exelon Corp.~	2,371,170
49,712	FirstEnergy Corp.~	1,704,624
81,924	NextEra Energy, Inc.	10,486,272
59,652	PG&E Corp.	3,705,582
49,712	PPL Corp.~	1,707,110
59,652	Public Service Enterprise Group, Inc.~	2,510,156
172,495	Southern Company	8,895,567
44,741	Xcel Energy, Inc.~	1,858,989

		65,002,976

	TOTAL COMMON STOCKS (Cost $1,731,476,945)	1,857,066,295

EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
47,000	SPDR S&P 500 ETF Trust (Cost $ 9,997,516)	9,989,850

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.9%)#
	Consumer Discretionary (0.0%)
	Tesla Motors, Inc.
2,500	Put, 01/19/18, Strike $30.00	150,000
34	Put, 01/19/18, Strike $20.00	816

		150,816

	Information Technology (0.0%)
7,500	NVIDIA Corp. Put, 01/20/17, Strike $37.00	78,750

	Other (0.9%)
5,000	SPDR S&P 500 ETF Trust Put, 12/30/16, Strike $205.00	1,552,500
	S&P 500 Index
3,500	Put, 12/30/16, Strike $2,100.00	15,435,000
3,500	Put, 12/30/16, Strike $1,800.00	1,872,500
1,500	Put, 11/04/16, Strike $1,875.00	7,500
1,500	Put, 11/11/16, Strike $2,125.00	4,320,000
1,500	Put, 12/30/16, Strike $2,075.00	5,520,000
1,500	Put, 12/30/16, Strike $1,925.00	1,852,500
1,000	Put, 11/21/16, Strike $2,045.00	1,265,000

120	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF CONTRACTS		VALUE
1,000	Put, 11/21/16, Strike $2,025.00	$985,000

		32,810,000

	TOTAL PURCHASED OPTIONS (Cost $44,877,109)	33,039,566

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.7%)
53,118,748	Fidelity Prime Money Market Fund - Institutional Class	53,139,995
53,094,210	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	53,094,210

	TOTAL SHORT TERM INVESTMENTS (Cost $106,231,023)	106,234,205

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
851,142	Deutsche Bank Securities, Inc.† 0.350%, 11/01/16	851,142
	Federal Home Loan Bank Discount Notes
3,545,626	0.000%, 11/04/16	3,545,626
2,127,056	0.000%, 11/15/16	2,127,056
5,674,277	Goldman Sachs Financial Square Government Fund	5,674,277

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $12,198,101)	12,198,101

TOTAL INVESTMENTS (101.6%) (Cost $3,788,548,403)		3,947,235,657

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(12,198,101)

LIABILITIES, LESS OTHER ASSETS (-1.3%)		(48,510,670)

NET ASSETS (100.0%)		$3,886,526,886

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-25.4%)#
	Consumer Discretionary (-4.2%)
(337,001)	CalAtlantic Group, Inc.	(10,891,872)
(14,500)	Charter Communications, Inc.	(3,623,405)
(586,500)	Ctrip.com International, Ltd.	(25,893,975)
(416,758)	DISH Network Corp.	(24,405,349)
(13,900)	GNC Holdings, Inc. - Class A	(186,677)
(63,700)	Insulet Corp.	(2,364,544)
(130,800)	Live Nation Entertainment, Inc.	(3,619,236)

NUMBER OF SHARES		VALUE
(60,500)	M/I Homes, Inc.	$(1,301,355)
(56,150)	Meritage Homes Corp.	(1,737,843)
(27,110)	Priceline Group, Inc.	(39,966,375)
(83,045)	Shutterfly, Inc.	(4,069,205)
(193,100)	TAL Education Group	(15,726,064)
(125,500)	Tesla Motors, Inc.	(24,815,115)
(226,000)	Vipshop Holdings, Ltd.	(3,089,420)

		(161,690,435)

	Consumer Staples (-0.3%)
(87,500)	Herbalife, Ltd.	(5,309,500)
(63,700)	Post Holdings, Inc.	(4,855,851)

		(10,165,351)

	Energy (-0.6%)
(810,000)	Chesapeake Energy Corp.	(4,463,100)
(560,000)	Renewable Energy Group, Inc.	(4,900,000)
(10,550)	SEACOR Holdings, Inc.	(520,221)
(1,151,713)	Southwestern Energy Company	(11,966,298)
(67,000)	Whiting Petroleum Corp.	(552,080)

		(22,401,699)

	Financials (-0.1%)
(156,400)	AmTrust Financial Services, Inc.	(4,127,396)
(357,900)	Cowen Group, Inc.	(1,163,175)

		(5,290,571)

	Health Care (-3.1%)
(135,000)	Aceto Corp.	(2,474,550)
(92,400)	Acorda Therapeutics, Inc.	(1,635,480)
(54,500)	Allergan, PLC	(11,387,230)
(195,000)	Allscripts Healthcare Solutions, Inc.	(2,341,950)
(295,000)	AMAG Pharmaceuticals, Inc.	(7,581,500)
(100,000)	BioMarin Pharmaceutical, Inc.	(8,052,000)
(140,500)	Brookdale Senior Living, Inc.	(2,027,415)
(326,000)	Depomed, Inc.	(7,289,360)
(170,000)	Emergent Biosolutions, Inc.	(4,542,400)
(275,000)	Horizon Pharma, PLC	(4,598,000)
(17,050)	Intercept Pharmaceuticals, Inc.	(2,109,767)
(382,000)	Ironwood Pharmaceuticals, Inc.	(4,878,140)
(81,700)	Ligand Pharmaceuticals, Inc.	(7,821,141)
(327,000)	Medicines Company	(10,774,650)
(214,100)	Molina Healthcare, Inc.	(11,649,181)
(155,500)	NuVasive, Inc.	(9,288,015)
(102,973)	Quidel Corp.	(1,987,379)
(151,000)	Spectranetics Corp.	(3,276,700)
(140,000)	Teligent, Inc.	(911,400)
(306,300)	Teva Pharmaceutical Industries, Ltd.	(13,091,262)
(220,717)	Wright Medical Group, NV	(4,835,909)

		(122,553,429)

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE

	Industrials (-0.5%)
(86,615)	Arconic, Inc.	$(2,487,583)
(83,677)	Greenbrier Companies, Inc.	(2,635,825)
(81,450)	Navistar International Corp.	(1,816,335)
(75,000)	Stericycle, Inc.	(6,006,750)
(230,000)	Trinity Industries, Inc.	(4,910,500)
(117,000)	Tutor Perini Corp.	(2,228,850)

		(20,085,843)

	Information Technology (-14.5%)
(2,175,100)	Advanced Micro Devices, Inc.	(15,725,973)
(510,000)	Alibaba Group Holding, Ltd.	(51,861,900)
(42,500)	Autodesk, Inc.	(3,071,900)
(75,000)	Belden, Inc.	(4,860,750)
(96,000)	Blackhawk Network Holdings, Inc.	(3,307,200)
(117,500)	Bottomline Technologies, Inc.	(2,666,075)
(45,076)	Brocade Communications Systems, Inc.	(477,806)
(50,000)	CalAmp Corp.	(646,000)
(113,999)	Cardtronics, PLC	(5,699,950)
(549,400)	Ciena Corp.	(10,647,372)
(75,000)	Citrix Systems, Inc.	(6,360,000)
(117,900)	Cornerstone OnDemand, Inc.	(4,869,270)
(120,000)	CSG Systems International, Inc.	(4,563,600)
(235,000)	Cypress Semiconductor Corp.	(2,342,950)
(130,000)	Electronics For Imaging, Inc.	(5,528,900)
(40,900)	Envestnet, Inc.	(1,445,815)
(47,200)	Euronet Worldwide, Inc.	(3,754,760)
(255,000)	Finisar Corp.	(6,981,900)
(39,000)	FireEye, Inc.	(453,180)
(291,750)	Infinera Corp.	(2,275,650)
(134,100)	Inphi Corp.	(4,975,110)
(148,800)	Integrated Device Technology, Inc.	(3,081,648)
(395,500)	Intel Corp.	(13,791,085)
(16,000)	LinkedIn Corp.	(3,033,600)
(487,899)	Mentor Graphics Corp.	(14,100,281)
(69,700)	MercadoLibre, Inc.	(11,710,297)
(136,230)	Microchip Technology, Inc.	(8,248,726)
(1,619,800)	Micron Technology, Inc.	(27,795,768)
(190,500)	MTS Systems Corp.	(9,058,275)
(11,000)	NetSuite, Inc.	(1,024,320)
(314,700)	Nuance Communications, Inc.	(4,412,094)
(1,700,000)	NVIDIA Corp.	(120,972,000)
(58,773)	NXP Semiconductors, NV	(5,877,300)
(1,822,000)	ON Semiconductor Corp.	(21,262,740)
(86,500)	Palo Alto Networks, Inc.	(13,306,295)
(300,000)	Pandora Media, Inc.	(3,399,000)
(367,300)	Proofpoint, Inc.	(28,788,974)
(599,000)	Rambus, Inc.	(7,301,810)

NUMBER OF SHARES			VALUE
(304,700)		Salesforce.com, Inc.	$(22,901,252)
(141,000)		ServiceNow, Inc.	(12,395,310)
(7,500)		SINA Corp.	(541,050)
(48,500)		Synchronoss Technologies, Inc.	(1,780,435)
(448,000)		Take-Two Interactive Software, Inc.	(19,886,720)
(130,000)		TiVo Corp.	(2,580,500)
(450,500)		TTM Technologies, Inc.	(5,924,075)
(16,500)		Twitter, Inc.	(296,175)
(392,500)		Viavi Solutions, Inc.	(2,794,600)
(57,200)		WebMD Health Corp.	(2,810,236)
(192,700)		Workday, Inc. - Class A	(16,703,236)
(676,500)		Xilinx, Inc.	(34,413,555)
(39,000)		Yahoo!, Inc.	(1,620,450)

			(564,327,868)

		Materials (-0.5%)
(272,000)		Allegheny Technologies, Inc.	(3,710,080)
(378,000)		B2Gold Corp.	(1,092,420)
(1,169,691)		Cemex, SAB de CV	(10,152,918)
(325,000)		TimkenSteel Corp.	(3,331,250)

			(18,286,668)

		Real Estate (-1.1%)
(175,000)		American Homes 4 Rent	(3,694,250)
(115,000)		American Tower Corp.	(13,476,850)
(188,500)		Colony Starwood Homes	(5,468,385)
(28,000)		Extra Space Storage, LP	(2,048,200)
(99,200)		Forestar Group, Inc.	(1,091,200)
(159,000)		SL Green Realty Corp.	(15,616,980)
(40,000)		Starwood Property Trust, Inc.	(889,600)

			(42,285,465)

		Telecommunication Services (-0.2%)
(1,770,000)		Frontier Communications Corp.	(7,115,400)
(306,000)	EUR	Koninklijke KPN, NV	(997,790)

			(8,113,190)

		Utilities (-0.3%)
(30,000)		Dominion Resources, Inc.	(2,256,000)
(42,000)		DTE Energy Company	(4,032,420)
(240,000)		Dynegy, Inc.	(2,556,000)
(39,000)		NextEra Energy, Inc.	(4,992,000)

			(13,836,420)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $843,264,885)		(989,036,939)

122	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2016

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-1.9%)#
	Consumer Discretionary (0.0%)
1,900	Comcast Corp. Put, 11/11/16, Strike $64.00	$(440,800)
444	Netflix, Inc. Call, 01/20/17, Strike $140.00	(183,150)
800	Tesla Motors, Inc. Put, 01/19/18, Strike $120.00	(752,000)

		(1,375,950)

	Energy (-0.1%)
	Chesapeake Energy Corp.
3,000	Call, 01/19/18, Strike $7.00	(352,500)
2,000	Call, 01/18/19, Strike $10.00	(220,000)
3,000	Oasis Petroleum, Inc. Call, 01/19/18, Strike $12.00	(840,000)
2,000	Southwestern Energy Company Call, 01/20/17, Strike $13.00	(69,000)

		(1,481,500)

	Health Care (0.0%)
300	Allergan, PLC Put, 11/18/16, Strike $240.00	(951,000)

	Information Technology (0.0%)
15,000	NVIDIA Corp. Put, 01/20/17, Strike $30.00	(37,500)

	Other (-1.8%)
	S&P 500 Index
7,000	Put, 12/30/16, Strike $1,950.00	(10,325,000)
4,000	Call, 12/30/16, Strike $2,100.00	(25,540,000)
3,000	Put, 12/30/16, Strike $2,000.00	(6,375,000)
2,000	Call, 12/16/16, Strike $2,150.00	(5,610,000)
2,000	Call, 12/30/16, Strike $2,075.00	(16,300,000)
1,500	Call, 12/30/16, Strike $2,200.00	(1,852,500)
1,000	Call, 11/09/16, Strike $2,130.00	(2,265,000)
500	Call, 11/09/16, Strike $2,150.00	(607,500)
10,000	SPDR S&P 500 ETF Trust Put, 12/30/16, Strike $190.00	(1,040,000)

		(69,915,000)

	TOTAL WRITTEN OPTIONS (Premium $103,569,513)	$(73,760,950)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $625,574,580.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2016.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 865,805 United States Treasury Bond, 3.00%, 05/15/45.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	123

Hedged Equity Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Consumer Discretionary (11.7%)
394	Amazon.com, Inc.#	$311,189
31	AutoZone, Inc.#~	23,007
246	CarMax, Inc.#~	12,285
643	Carnival Corp.	31,571
53	Chipotle Mexican Grill, Inc.#	19,120
559	Coach, Inc.	20,063
2,961	Comcast Corp. - Class A~	183,049
343	D.R. Horton, Inc.	9,889
199	Darden Restaurants, Inc.	12,893
712	Delphi Automotive, PLC	46,330
246	Discovery Communications, Inc. -Class A#~	6,423
245	Discovery Communications, Inc. -Class C#~	6,152
259	Dollar General Corp.	17,894
3,965	Ford Motor Company	46,549
304	Gap, Inc.~	8,387
1,058	General Motors Company, Inc.	33,433
2,283	Home Depot, Inc.	278,549
342	Interpublic Group of Companies, Inc.	7,657
189	Lennar Corp. - Class A	7,879
1,902	Lowe’s Companies, Inc.~	126,768
269	Macy’s, Inc.	9,816
987	McDonald’s Corp.~	111,107
214	Michael Kors Holdings, Ltd.#~	10,867
98	Mohawk Industries, Inc.#	18,061
432	Netflix, Inc.#	53,944
1,757	Nike, Inc. - Class B~	88,166
66	Priceline Group, Inc.#	97,299
108	PVH Corp.	11,554
395	Ross Stores, Inc.	24,703
373	Royal Caribbean Cruises, Ltd.	28,673
1,162	Starbucks Corp.	61,667
686	Target Corp.	47,149
726	Time Warner, Inc.	64,607
338	TJX Companies, Inc.	24,928
231	TripAdvisor, Inc.#	14,895
2,072	Twenty-First Century Fox, Inc.	54,431
186	Under Armour, Inc., Class A#	5,785
188	Under Armour, Inc., Class C#	4,862
362	Viacom, Inc. - Class B	13,597
2,047	Walt Disney Company~	189,736
82	Whirlpool Corp.	12,285
195	Yum! Brands, Inc.	16,825

		2,174,044

NUMBER OF SHARES		VALUE

	Consumer Staples (9.5%)
2,715	Altria Group, Inc.	$179,516
601	Archer-Daniels-Midland Company~	26,186
3,677	Coca-Cola Company~	155,905
738	Colgate-Palmolive Company	52,664
392	ConAgra Foods, Inc.~	18,887
452	Costco Wholesale Corp.	66,837
531	Coty, Inc. - Class A#	12,208
1,534	CVS Health Corp.~	129,009
631	General Mills, Inc.	39,109
141	Hershey Company~	14,447
344	Kellogg Company	25,845
319	Kimberly-Clark Corp.	36,497
616	Kraft Heinz Company	54,793
1,276	Kroger Company~	39,530
200	Mead Johnson Nutrition Company	14,954
1,631	Mondelez International, Inc. - Class A	73,297
1,966	PepsiCo, Inc.~	210,755
1,639	Philip Morris International, Inc.~	158,065
2,471	Procter & Gamble Company	214,483
348	Reynolds American, Inc.	19,168
1,971	Wal-Mart Stores, Inc.~	138,009
1,032	Walgreens Boots Alliance, Inc.	85,377
346	Whole Foods Market, Inc.	9,788

		1,775,329

	Energy (7.6%)
463	Anadarko Petroleum Corp.~	27,521
241	Apache Corp.	14,335
475	Baker Hughes, Inc.~	26,315
2,035	Chevron Corp.~	213,166
1,215	ConocoPhillips~	52,792
614	Devon Energy Corp.	23,264
890	EOG Resources, Inc.	80,474
279	EQT Corp.	18,414
5,401	Exxon Mobil Corp.	450,011
940	Halliburton Company	43,240
96	Helmerich & Payne, Inc.	6,059
260	Hess Corp.~	12,472
1,920	Kinder Morgan, Inc.	39,226
584	Marathon Oil Corp.	7,697
1,002	Marathon Petroleum Corp.	43,677
130	Murphy Oil Corp.	3,363
474	National Oilwell Varco, Inc.	15,215
683	Noble Energy, Inc.	23,543
792	Occidental Petroleum Corp.	57,745
777	Phillips 66	63,054
1,379	Schlumberger, Ltd.~	107,879

124	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
1,003	Spectra Energy Corp.	$41,935
474	Valero Energy Corp.	28,080
381	Williams Companies, Inc.	11,125

		1,410,602

	Financials (13.3%)
321	Aflac, Inc.	22,107
494	Allstate Corp.	33,543
1,858	American Express Company	123,408
1,362	American International Group, Inc.	84,035
319	Ameriprise Financial, Inc.~	28,196
10,793	Bank of America Corp.~	178,085
2,113	Bank of New York Mellon Corp.~	91,430
895	BB&T Corp.~	35,084
2,113	Berkshire Hathaway, Inc. - Class B#~	304,906
126	BlackRock, Inc.~	42,996
683	Capital One Financial Corp.	50,569
1,716	Charles Schwab Corp.	54,397
405	Chubb Corp.	51,435
3,069	Citigroup, Inc.~	150,841
496	Discover Financial Services	27,940
1,078	Fifth Third Bancorp	23,457
418	Franklin Resources, Inc.	14,070
454	Goldman Sachs Group, Inc.	80,921
442	Hartford Financial Services Group, Inc.	19,497
418	Invesco, Ltd.	11,742
4,358	JPMorgan Chase & Company~	301,835
235	Lincoln National Corp.	11,536
1,654	MetLife, Inc.	77,672
1,939	Morgan Stanley	65,092
559	PNC Financial Services Group, Inc.	53,440
885	Prudential Financial, Inc.	75,039
1,860	Regions Financial Corp.	19,921
426	State Street Corp.	29,909
585	SunTrust Banks, Inc.	26,460
940	Synchrony Financial	26,875
266	T. Rowe Price Group, Inc.	17,027
272	Travelers Companies, Inc.	29,425
1,748	US Bancorp~	78,240
5,002	Wells Fargo & Company~	230,142

		2,471,272

	Health Care (13.6%)
1,383	Abbott Laboratories~	54,269
2,162	AbbVie, Inc.	120,596
578	Aetna, Inc.	62,048
344	Agilent Technologies, Inc.	14,988
209	Alexion Pharmaceuticals, Inc.#	27,275
495	Allergan, PLC#~	103,425

NUMBER OF SHARES		VALUE
778	Amgen, Inc.~	$109,823
393	Anthem, Inc.~	47,891
607	Baxter International, Inc.	28,887
299	Biogen, Inc.#~	83,774
1,707	Bristol-Myers Squibb Company~	86,903
338	Cardinal Health, Inc.	23,217
818	Celgene Corp.#	83,583
511	Cerner Corp.#	29,934
395	Cigna Corp.	46,938
199	DaVita, Inc.#~	11,665
271	Edwards Lifesciences Corp.#	25,805
951	Eli Lilly and Company	70,222
1,029	Express Scripts Holding Company#	69,355
1,674	Gilead Sciences, Inc.~	123,257
196	Illumina, Inc.#	26,683
2,967	Johnson & Johnson~	344,142
237	Laboratory Corp. of America Holdings#	29,706
1,132	Medtronic, PLC	92,847
3,640	Merck & Company, Inc.	213,741
425	Mylan, NV#	15,513
141	Perrigo Company, PLC	11,730
6,854	Pfizer, Inc.	217,340
148	Quest Diagnostics, Inc.	12,053
38	Regeneron Pharmaceuticals, Inc.#	13,111
344	St. Jude Medical, Inc.	26,777
438	Stryker Corp.	50,523
792	Thermo Fisher Scientific, Inc.~	116,448
895	UnitedHealth Group, Inc.~	126,490

		2,520,959

	Industrials (9.1%)
534	3M Company	88,270
977	Boeing Company~	139,154
643	Caterpillar, Inc.	53,665
978	CSX Corp.	29,839
187	Cummins, Inc.	23,902
631	Danaher Corp.	49,565
716	Deere & Company	63,223
1,481	Delta Air Lines, Inc.	61,861
382	Eaton Corp., PLC	24,360
631	Emerson Electric Company	31,979
180	Expeditors International of Washington, Inc.	9,265
373	FedEx Corp.	65,021
323	Fluor Corp.	16,793
315	Fortive Corp.	16,081
323	General Dynamics Corp.	48,689
9,672	General Electric Company~	281,455

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Hedged Equity Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
1,144	Honeywell International, Inc.~	$125,474
424	Illinois Tool Works, Inc.	48,154
230	Jacobs Engineering Group, Inc.#	11,863
113	Kansas City Southern	9,917
88	L-3 Communications Holdings, Inc.	12,051
276	Lockheed Martin Corp.	68,001
683	Masco Corp.	21,091
280	Norfolk Southern Corp.	26,040
344	Pentair, PLC	18,965
246	Robert Half International, Inc.	9,205
1,506	Southwest Airlines Company	60,315
845	Union Pacific Corp.	74,512
870	United Parcel Service, Inc. - Class B	93,751
988	United Technologies Corp.~	100,974

		1,683,435

	Information Technology (22.8%)
579	Accenture, PLC - Class A	67,303
391	Akamai Technologies, Inc.#	27,163
288	Alphabet, Inc. - Class A#	233,251
288	Alphabet, Inc. - Class C#	225,947
392	Amphenol Corp. - Class A~	25,845
7,308	Apple, Inc.	829,750
669	Applied Materials, Inc.	19,454
571	Broadcom, Ltd.	97,230
5,020	Cisco Systems, Inc.~	154,014
743	Cognizant Technology Solutions Corp. - Class A#	38,153
1,122	eBay, Inc.#	31,988
2,635	Facebook, Inc. - Class A#	345,159
631	Fiserv, Inc.#	62,141
827	Hewlett Packard Enterprise Company	18,583
2,386	HP, Inc.	34,573
6,102	Intel Corp.~	212,777
1,034	International Business Machines Corp.~	158,915
707	Juniper Networks, Inc.	18,622
1,659	MasterCard, Inc. - Class A~	177,546
390	Microchip Technology, Inc.	23,614
1,349	Micron Technology, Inc.#	23,149
9,718	Microsoft Corp.	582,303
256	NVIDIA Corp.	18,217
3,643	Oracle Corp.~	139,964
1,122	PayPal Holdings, Inc.#	46,742
2,067	QUALCOMM, Inc.~	142,044
199	Red Hat, Inc.#~	15,413
635	Salesforce.com, Inc.#	47,727
832	Symantec Corp.	20,825
548	TE Connectivity, Ltd.	34,453

NUMBER OF SHARES		VALUE
198	Teradata Corp.#	$5,338
602	Texas Instruments, Inc.	42,652
2,994	Visa, Inc. - Class A~	247,035
445	Western Digital Corp.	26,006
787	Yahoo!, Inc.#	32,700

		4,226,596

	Materials (2.6%)
274	Air Products & Chemicals, Inc.	36,557
441	CF Industries Holdings, Inc.	10,588
1,690	Dow Chemical Company	90,939
1,036	E.I. du Pont de Nemours and Company	71,267
97	Eastman Chemical Company	6,975
1,713	Freeport-McMoRan, Inc.#	19,151
526	LyondellBasell Industries, NV - Class A	41,843
800	Monsanto Company	80,616
738	Mosaic Company	17,365
818	Newmont Mining Corp.	30,299
342	PPG Industries, Inc.	31,851
373	Praxair, Inc.	43,663

		481,114

	Real Estate (1.9%)
394	American Tower Corp.	46,173
121	AvalonBay Communities, Inc.~	20,713
330	Crown Castle International Corp.	30,027
356	Equity Residential	21,983
891	Host Hotels & Resorts, Inc.	13,793
153	Macerich Company	10,829
535	Prologis, Inc.	27,905
151	Public Storage	32,272
436	Simon Property Group, Inc.	81,078
321	Ventas, Inc.	21,748
183	Vornado Realty Trust	16,979
330	Welltower, Inc.	22,615

		346,115

	Telecommunication Services (2.6%)
7,301	AT&T, Inc.~	268,604
995	CenturyLink, Inc.	26,447
4,123	Verizon Communications, Inc.	198,316

		493,367

	Utilities (3.4%)
1,028	AES Corp.	12,099
664	American Electric Power Company, Inc.	43,054
535	CMS Energy Corp.~	22,550
392	Consolidated Edison, Inc.	29,616
475	Dominion Resources, Inc.	35,720
1,322	Duke Energy Corp.~	105,786

126	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE
490	Edison International	$36,005
237	Entergy Corp.	17,462
199	Eversource Energy	10,957
683	Exelon Corp.	23,270
490	FirstEnergy Corp.	16,802
805	NextEra Energy, Inc.~	103,040
585	PG&E Corp.	36,340
490	PPL Corp.	16,827
585	Public Service Enterprise Group, Inc.	24,617
1,700	Southern Company	87,669
443	Xcel Energy, Inc.	18,407

		640,221

	TOTAL COMMON STOCKS (Cost $17,771,273)	18,223,054

EXCHANGE-TRADED FUND (1.4%)
	Other (1.4%)
1,240	SPDR S&P 500 ETF Trust (Cost $ 264,571)	263,562

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (2.8%)#
	Other (2.8%)
	S&P 500 Index
27	Put, 12/30/16, Strike $2,100.00	119,070
27	Put, 12/30/16, Strike $1,800.00	14,445
25	Call, 11/07/16, Strike $2,160.00	4,313
20	Call, 11/21/16, Strike $2,200.00	4,800
20	Call, 11/30/16, Strike $2,200.00	7,600
18	Call, 11/04/16, Strike $2,235.00	90
16	Call, 12/30/16, Strike $2,000.00	225,440
15	Put, 12/30/16, Strike $2,075.00	55,200
15	Put, 12/30/16, Strike $1,925.00	18,525
13	Put, 11/04/16, Strike $1,875.00	65
13	Put, 11/11/16, Strike $2,125.00	37,440
10	Call, 11/07/16, Strike $2,185.00	125
10	Put, 11/21/16, Strike $2,045.00	12,650
10	Put, 11/21/16, Strike $2,025.00	9,850

		509,613

	TOTAL PURCHASED OPTIONS (Cost $522,377)	509,613

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.9%)
80,854	Fidelity Prime Money Market Fund -Institutional Class	80,887

NUMBER OF SHARES		VALUE
80,674	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	$80,674

	TOTAL SHORT TERM INVESTMENTS (Cost $161,557)	161,561

TOTAL INVESTMENTS (103.2%) (Cost $18,719,778)		19,157,790

LIABILITIES, LESS OTHER ASSETS (-3.2%)		(589,455)

NET ASSETS (100.0%)		$18,568,335

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-3.2%)#
	Consumer Discretionary (0.0%)
18	Comcast Corp. Put, 11/11/16, Strike $64.00	(4,176)
4	Netflix, Inc. Call, 01/20/17, Strike $140.00	(1,650)

		(5,826)

	Health Care (-0.1%)
3	Allergan, PLC Put, 11/18/16, Strike $240.00	(9,510)

	Other (-3.1%)
	S&P 500 Index
54	Put, 12/30/16, Strike $1,950.00	(79,650)
32	Call, 12/30/16, Strike $2,100.00	(204,320)
30	Put, 12/30/16, Strike $2,000.00	(63,750)
18	Call, 12/30/16, Strike $2,075.00	(146,700)
16	Call, 12/16/16, Strike $2,150.00	(44,880)
15	Call, 12/30/16, Strike $2,200.00	(18,525)
10	Call, 11/09/16, Strike $2,130.00	(22,650)
5	Call, 11/09/16, Strike $2,150.00	(6,075)

		(586,550)

	TOTAL WRITTEN OPTIONS (Premium $778,751)	(601,886)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,524,183.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	127

Phineus Long/Short Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES			VALUE
COMMON STOCKS (69.6%)
		Consumer Discretionary (8.4%)
12,234		Expedia, Inc.~	$1,581,000
57,459		General Motors Company, Inc.~	1,815,704
1,547		Priceline Group, Inc.#	2,280,634
11,230		Scripps Networks Interactive, Inc. - Class A~	722,763

			6,400,101

		Financials (33.9%)
33,722		American Express Company~	2,239,815
162,458		Bank of America Corp.~	2,680,557
60,394		Blackstone Group, LP~	1,511,662
29,326		Capital One Financial Corp.~	2,171,297
48,199		Citigroup, Inc.~	2,368,981
71,220	EUR	Credit Agricole, SA	768,392
45,323		Discover Financial Services~	2,553,045
15,276		Goldman Sachs Group, Inc.~	2,722,794
61,877	EUR	ING Groep, NV	812,261
343,951	EUR	Intesa Sanpaolo, S.p.A	797,510
43,985		JPMorgan Chase & Company~	3,046,401
101,568		KKR & Co., LP~	1,441,250
67,855		Morgan Stanley~	2,277,892
150,347	EUR	UniCredit S.p.A	373,103

			25,764,960

		Health Care (2.0%)
12,268		Anthem, Inc.~	1,494,978

		Industrials (10.2%)
71,607		Air Lease Corp.~	2,166,828
56,600		Delta Air Lines, Inc.	2,364,182
67,780	GBP	easyJet, PLC	777,271
43,400		United Continental Holdings, Inc.#~	2,440,382

			7,748,663

		Information Technology (12.7%)
3,189		Alphabet, Inc. - Class A#~	2,582,771
21,704		Apple, Inc.~	2,464,272
332,262	EUR	Nokia Corp.	1,483,404
74,000		PayPal Holdings, Inc.#	3,082,840

			9,613,287

		Real Estate (2.4%)
69,720		CBRE Group, Inc.#~	1,795,987

		TOTAL COMMON STOCKS (Cost $50,810,126)	52,817,976

EXCHANGE-TRADED FUNDS (18.8%)
		Other (18.8%)
756,591		Global X MSCI Greece ETF~	5,507,983
72,461		iShares MSCI India ETF~	2,104,267
96,300		VanEck Vectors Vietnam ETF~	1,379,979
112,971		Vanguard FTSE Europe ETF~	5,310,767

			14,302,996

		TOTAL EXCHANGE-TRADED FUNDS (Cost $15,134,880)	14,302,996

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (1.5%)#
	Consumer Discretionary (0.1%)
520	D.R. Horton, Inc. Call, 11/18/16, Strike $30.00	$22,620
122	Expedia, Inc. Put, 11/11/16, Strike $125.00	13,115
840	GameStop Corp. Call, 12/02/16, Strike $28.00	12,600

		48,335

	Health Care (0.4%)
109	Anthem, Inc. Call, 12/16/16, Strike $130.00	14,007
749	Health Care Select Sector SPDR Fund Put, 11/18/16, Strike $71.00	282,747

		296,754

	Industrials (0.0%)
148	Kansas City Southern Call, 11/11/16, Strike $95.00	1,480

	Information Technology (0.2%)
945	Juniper Networks, Inc. Call, 11/18/16, Strike $25.00	150,255

	Other (0.8%)
640	iPath S&P 500 Vix Short-term Fund Call, 11/11/16, Strike $35.00	118,400
429	iShares MSCI Mexico Capped ETF Put, 11/18/16, Strike $48.00	39,897
1,648	SPDR S&P 500 ETF Trust Put, 11/18/16, Strike $212.00	473,800

		632,097

	TOTAL PURCHASED OPTIONS (Cost $1,038,868)	1,128,921

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (11.4%)
4,334,994	Fidelity Prime Money Market Fund - Institutional Class	4,336,728
4,334,599	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4,334,599

	TOTAL SHORT TERM INVESTMENTS (Cost $8,671,327)	8,671,327

TOTAL INVESTMENTS (101.3%) (Cost $75,655,201)		76,921,220

LIABILITIES, LESS OTHER ASSETS (-1.3%)		(958,337)

NET ASSETS (100.0%)		$75,962,883

COMMON STOCKS SOLD SHORT (-3.8%)#
	Consumer Staples (-2.9%)
(20,237)	Colgate-Palmolive Company	(1,444,112)
(7,359)	Molson Coors Brewing Company	(763,938)

		(2,208,050)

128	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments October 31, 2016

NUMBER OF SHARES		VALUE

	Health Care (-0.9%)
(11,750)	Merck & Company, Inc.	$(689,960)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,821,368)	(2,898,010)

EXCHANGE-TRADED FUNDS SOLD SHORT (-38.8%)#
	Other (-38.8%)
(63,518)	Consumer Staples Select Sector SPDR Fund	(3,353,750)
(145,797)	iShares Edge MSCI Min Vol USA ETF	(6,441,312)
(42,900)	iShares MSCI Mexico Capped ETF	(2,180,607)
(82,353)	SPDR S&P 500 ETF Trust	(17,504,130)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $29,695,671)	(29,479,799)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.3%)#
	Consumer Discretionary (-0.1%)
520	D.R. Horton, Inc. Put, 11/18/16, Strike $28.00	(29,380)
244	Expedia, Inc. Put, 12/16/16, Strike $110.00	(13,420)
280	GameStop Corp. Put, 01/20/17, Strike $25.00	(72,800)

		(115,600)

	Consumer Staples (0.0%)
72	Molson Coors Brewing Company Call, 11/04/16, Strike $105.00	(11,700)

		(11,700)

	Health Care (-0.2%)
1,498	Health Care Select Sector SPDR Fund Put, 12/16/16, Strike $64.00	(134,071)

	TOTAL WRITTEN OPTIONS (Premium $242,600)	$(261,371)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $26,616,940.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	129

Statements of Assets and Liabilities     October 31, 2016

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
ASSETS
Investments in securities, at cost	$1,572,683,406	$52,385,521	$30,253,001	$338,439,363		$365,006,080
Investment in securities, at value	$1,923,279,580	$54,314,410	$32,124,306	$367,568,733		$394,463,567
Cash with custodian (interest bearing)	—	—	—	—		—
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Restricted cash for collateral on securities loaned	14,144,847	—	—	4,857,121		645,464
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $5,533,500)	—	—	—	—		5,503,421
Unrealized appreciation on forward foreign currency contracts	—	—	—	—		—
Receivables:
Accrued interest and dividends	2,267,429	54,546	27,752	923,898		512,615
Investments sold	37,538,078	—	55,738	4,548,344		707,641
Fund shares sold	239,011	24,711	24,961	131,877		453,132
Due from investment advisor	14,632	21,659	14,714	30,576		221
Prepaid expenses	83,630	12,017	30,774	33,705		45,795
Deferred offering costs	—	—	—	—		—
Other assets	853,516	101,275	12,786	102,029		71,358
Total assets	1,978,420,723	54,528,618	32,291,031	378,196,283		402,403,214
LIABILITIES
Due to custodian bank	—	—	—	—		1,434,817
Collateral for securities loaned	28,761,356	—	—	9,876,204		1,312,451
Foreign currency overdraft (cost $-)	—	—	—	—		—
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $-)	—	—	—	—		—
Unrealized depreciation on forward foreign currency contracts	—	—	—	148,832		—
Payables:
Investments purchased	40,837,001	—	—	771,915		2,901,368
Fund shares redeemed	6,361,989	196,300	—	1,050,245		2,833,282
Dividends payable	—	—	—	—		—
Affiliates:
Investment advisory fees	1,455,256	46,723	28,038	310,690		376,693
Distribution fees	88,235	1,443	747	7,292		6,382
Deferred compensation to trustees	716,677	101,275	12,786	102,028		71,358
Financial accounting fees	19,230	543	326	3,809		3,979
Trustees’ fees and officer compensation	24,236	2,344	2,092	6,408		5,724
Other accounts payable and accrued liabilities	901,490	29,463	20,597	269,277		1,109,689
Total liabilities	79,165,470	378,091	64,586	12,546,700		10,055,743
NET ASSETS	$1,899,255,253	$54,150,527	$32,226,445	$365,649,583		$392,347,471
COMPOSITION OF NET ASSETS
Paid in capital	$1,473,640,714	$53,985,207	$30,403,627	$350,028,390		$428,165,437
Undistributed net investment income (loss)	(814,395)	222,194	(13,378)	34,683		(603,363)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	75,835,431	(1,985,763)	(35,109)	(13,312,204)		(63,785,453)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	350,593,503	1,928,889	1,871,305	28,898,714	*	28,570,850 *
NET ASSETS	$1,899,255,253	$54,150,527	$32,226,445	$365,649,583		$392,347,471
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,017,540,701	$32,349,720	$23,157,344	$111,035,671		$102,544,755
Shares outstanding	33,779,106	2,567,938	2,230,979	6,668,180		8,464,287
Net asset value and redemption price per share	$30.12	$12.60	$10.38	$16.65		$12.11
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$31.62	$13.23	$10.90	$17.48		$12.71
CLASS B SHARES†**
Net assets applicable to shares outstanding	$6,003,383	$92,481		$270,108		$100,659
Shares outstanding	220,226	7,961		17,571		8,711
Net asset value and redemption price per share	$27.26	$11.62		$15.37		$11.56
CLASS C SHARES†**
Net assets applicable to shares outstanding	$540,421,663	$4,915,029	$968,658	$35,537,097		$31,231,130
Shares outstanding	25,635,004	431,432	94,394	2,314,785		2,704,708
Net asset value and redemption price per share	$21.08	$11.39	$10.26	$15.35		$11.55
CLASS I SHARES†
Net assets applicable to shares outstanding	$327,872,343	$16,672,083	$7,989,364	$213,166,155		$255,964,888
Shares outstanding	8,654,702	1,288,105	768,835	12,566,606		20,993,191
Net asset value and redemption price per share	$37.88	$12.94	$10.39	$16.96		$12.19
CLASS R SHARES†
Net assets applicable to shares outstanding	$7,417,163	$121,214	$111,079	$5,640,552		$2,506,039
Shares outstanding	259,835	9,751	10,725	345,907		209,056
Net asset value and redemption price per share	$28.55	$12.43	$10.36	$16.31		$11.99

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $55,442 and $(70,458).

130	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     October 31, 2016

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$13,041,104	$113,773,804		$1,936,638,104	$288,571,678		$672,438,122
Investment in securities, at value	$13,895,426	$137,720,535		$2,224,033,733	$306,189,877		$687,034,687
Cash with custodian (interest bearing)	—	—		—	—		—
Restricted cash for short positions (interest bearing)	—	—		—	—		—
Restricted cash for collateral on securities loaned	156,940	784,757		22,571,236	5,433,454		21,637,608
Restricted foreign currency for short positions (cost $-)	—	—		—	—		—
Foreign currency (cost $117,549)	116,586	—		—	—		—
Unrealized appreciation on forward foreign currency contracts	—	24,743		—	—		—
Receivables:
Accrued interest and dividends	1,923	275,291		4,719,405	825,192		2,045,003
Investments sold	172,363	1,681,633		3,516,818	936,760		1,300,929
Fund shares sold	661	48,896		895,652	40,004		253,146
Due from investment advisor	11,722	11,623		14,348	—		—
Prepaid expenses	17,773	10,585		60,393	33,348		51,745
Deferred offering costs	—	—		—	—		—
Other assets	12,783	76,069		337,444	147,996		190,249
Total assets	14,386,177	140,634,132		2,256,149,029	313,606,631		712,513,367
LIABILITIES
Due to custodian bank	—	—		—	—		—
Collateral for securities loaned	319,113	1,595,682		45,895,114	11,048,088		43,996,726
Foreign currency overdraft (cost $-)	—	—		—	—		—
Securities sold short, at value (proceeds $-)	—	—		—	—		—
Options written, at value (premium $2,753,314)	—	—		1,893,795	—		—
Unrealized depreciation on forward foreign currency contracts	—	56,683		—	127,956		—
Payables:
Investments purchased	130,403	756,384		—	—		—
Fund shares redeemed	—	124,849		5,009,082	602,627		1,997,354
Dividends payable	—	—		—	—		—
Affiliates:
Investment advisory fees	13,146	119,937		1,296,033	261,104		425,342
Distribution fees	159	2,852		108,132	12,406		28,025
Deferred compensation to trustees	12,783	76,069		337,444	147,996		190,249
Financial accounting fees	139	1,394		22,031	3,033		6,709
Trustees’ fees and officer compensation	1,806	3,154		21,743	4,729		10,185
Other accounts payable and accrued liabilities	20,627	118,042		779,154	149,138		240,051
Total liabilities	498,176	2,855,046		55,362,528	12,357,077		46,894,641
NET ASSETS	$13,888,001	$137,779,086		$2,200,786,501	$301,249,554		$665,618,726
COMPOSITION OF NET ASSETS
Paid in capital	$15,980,212	$108,199,232		$1,818,581,919	$279,792,025		$650,954,452
Undistributed net investment income (loss)	(13,275)	(39,743)		(716,800)	(64,952)		(2,996,582)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(2,932,382)	5,726,673		94,666,234	4,080,547		3,065,177
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	853,446	23,892,924	*	288,255,148	17,441,934	*	14,595,679
NET ASSETS	$13,888,001	$137,779,086		$2,200,786,501	$301,249,554		$665,618,726
CLASS A SHARES†
Net assets applicable to shares outstanding	$4,483,138	$29,314,306		$930,625,268	$84,648,237		$228,333,552
Shares outstanding	520,903	2,301,582		30,849,931	9,999,582		14,330,791
Net asset value and redemption price per share	$8.61	$12.74		$30.17	$8.47		$15.93
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.04	$13.38		$31.67	$8.89		$16.72
CLASS B SHARES†**
Net assets applicable to shares outstanding		$169,263		$3,515,677	$536,544		$3,925,695
Shares outstanding		14,237		96,465	62,956		190,723
Net asset value and redemption price per share		$11.89		$36.44	$8.52		$20.58
CLASS C SHARES†**
Net assets applicable to shares outstanding	$280,305	$16,374,921		$739,780,227	$90,640,477		$193,338,629
Shares outstanding	33,029	1,380,794		24,428,797	11,842,940		12,245,185
Net asset value and redemption price per share	$8.49	$11.86		$30.28	$7.65		$15.79
CLASS I SHARES†
Net assets applicable to shares outstanding	$9,038,556	$87,605,323		$513,603,802	$124,175,468		$238,308,641
Shares outstanding	1,048,568	6,762,678		17,616,604	14,274,695		16,568,014
Net asset value and redemption price per share	$8.62	$12.95		$29.15	$8.70		$14.38
CLASS R SHARES†
Net assets applicable to shares outstanding	$86,002	$4,315,273		$13,261,527	$1,248,828		$1,712,209
Shares outstanding	10,017	347,621		442,900	149,743		107,860
Net asset value and redemption price per share	$8.59	$12.41		$29.94	$8.34		$15.87

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $(13,170) and $(29,270).

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Assets and Liabilities     October 31, 2016

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
ASSETS
Investments in securities, at cost	$79,508,869	$93,621,012	$75,607,544	$3,788,548,403	$18,719,778
Investment in securities, at value	$79,775,998	$96,348,690	$73,872,590	$3,947,235,657	$19,157,790
Cash with custodian (interest bearing)	—	15,313	—	140,109	—
Restricted cash for short positions (interest bearing)	—	—	—	995,607,980	—
Restricted cash for collateral on securities loaned	310,160	216,583	651,318	11,804,478	—
Restricted foreign currency for short positions (cost $1,255,306)	—	—	—	1,226,110	—
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	263,410	694,298	1,236,991	10,268,374	17,665
Investments sold	—	1,010,215	116,222	18,639,143	30,047
Fund shares sold	62,420	311,667	14,761	8,851,486	1,619
Due from investment advisor	11,056	18,956	—	—	6,924
Prepaid expenses	7,613	26,446	26,701	130,773	7,116
Deferred offering costs	—	—	—	—	—
Other assets	5,527	77,208	109,789	206,485	5,363
Total assets	80,436,184	98,719,376	76,028,372	4,994,110,595	19,226,524
LIABILITIES
Due to custodian bank	—	—	—	—	—
Collateral for securities loaned	630,663	440,388	1,324,355	24,002,579	—
Foreign currency overdraft (cost $1)	1	—	—	—	—
Securities sold short, at value (proceeds $843,264,885)	—	—	—	989,036,939	—
Options written, at value (premium $103,569,513, $778,751)	—	—	—	73,760,950	601,886
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Payables:
Investments purchased	—	997,990	933	11,502,231	15,409
Fund shares redeemed	132,878	217,502	220,755	5,618,957	—
Dividends payable	—	18,546	27,556	—	—
Affiliates:
Investment advisory fees	58,136	45,621	47,865	2,198,936	11,795
Distribution fees	1,086	3,438	3,101	62,059	305
Deferred compensation to trustees	5,527	77,208	109,789	206,485	5,363
Financial accounting fees	795	964	741	38,171	183
Trustees’ fees and officer compensation	2,159	2,473	2,642	30,978	1,864
Other accounts payable and accrued liabilities	40,574	38,177	50,771	1,125,424	21,384
Total liabilities	871,819	1,842,307	1,788,508	1,107,583,709	658,189
NET ASSETS	$79,564,365	$96,877,069	$74,239,864	$3,886,526,886	$18,568,335
COMPOSITION OF NET ASSETS
Paid in capital	$80,714,136	$94,430,848	$84,421,149	$3,783,747,092	$18,185,643
Undistributed net investment income (loss)	(100,711)	(85,953)	(91,813)	(4,230,603)	4,970
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(1,314,636)	(195,504)	(8,354,518)	64,316,857	(237,155)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	265,576	2,727,678	(1,734,954)	42,693,540	614,877
NET ASSETS	$79,564,365	$96,877,069	$74,239,864	$3,886,526,886	$18,568,335
CLASS A SHARES†
Net assets applicable to shares outstanding	$29,036,947	$57,338,700	$41,045,587	$970,737,150	$10,274,959
Shares outstanding	2,934,521	5,439,414	4,762,342	73,957,266	1,024,785
Net asset value and redemption price per share	$9.89	$10.54	$8.62	$13.13	$10.03
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.38	$10.95 #	$9.05	$13.78	$10.53
CLASS B SHARES†**
Net assets applicable to shares outstanding		$603,751	$260,122	$502,699
Shares outstanding		57,288	28,466	36,013
Net asset value and redemption price per share		$10.54	$9.14	$13.96
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,439,587	$16,340,153	$17,478,663	$318,853,078	$155,716
Shares outstanding	247,669	1,550,624	1,935,177	23,924,406	15,569
Net asset value and redemption price per share	$9.85	$10.54	$9.03	$13.33	$10.00
CLASS I SHARES†
Net assets applicable to shares outstanding	$47,637,472	$22,066,562	$15,183,454	$2,587,922,131	$8,035,220
Shares outstanding	4,804,478	2,093,671	1,762,603	199,305,101	800,435
Net asset value and redemption price per share	$9.92	$10.54	$8.61	$12.98	$10.04
CLASS R SHARES†
Net assets applicable to shares outstanding	$450,359	$527,903	$272,038	$8,511,828	$102,440
Shares outstanding	45,580	50,183	31,646	651,021	10,223
Net asset value and redemption price per share	$9.88	$10.52	$8.60	$13.07	$10.02

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

132	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     October 31, 2016

PHINEUS LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$75,655,201
Investment in securities, at value	$76,921,220
Cash with custodian (interest bearing)	—
Restricted cash for short positions (interest bearing)	32,180,434
Restricted cash for collateral on securities loaned	—
Restricted foreign currency for short positions (cost $-)	—
Foreign currency (cost $-)	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Accrued interest and dividends	40,971
Investments sold	14,073
Fund shares sold	448,895
Due from investment advisor	68,283
Prepaid expenses	31,548
Deferred offering costs	83,759
Other assets	12,754
Total assets	109,801,937
LIABILITIES
Due to custodian bank	—
Collateral for securities loaned	—
Foreign currency overdraft (cost $-)	—
Securities sold short, at value (proceeds $32,517,039)	32,377,809
Options written, at value (premium $242,600)	261,371
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investments purchased	848,317
Fund shares redeemed	18,103
Dividends payable	56,444
Affiliates:
Investment advisory fees	76,811
Distribution fees	947
Deferred compensation to trustees	12,754
Financial accounting fees	714
Trustees’ fees and officer compensation	1,789
Other accounts payable and accrued liabilities	183,995
Total liabilities	33,839,054
NET ASSETS	$75,962,883
COMPOSITION OF NET ASSETS
Paid in capital	$74,429,593
Undistributed net investment income (loss)	351,389
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(205,069)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,386,970
NET ASSETS	$75,962,883
CLASS A SHARES†
Net assets applicable to shares outstanding	$14,707,905
Shares outstanding	1,365,067
Net asset value and redemption price per share	$10.77
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.31
CLASS B SHARES†**
Net assets applicable to shares outstanding
Shares outstanding
Net asset value and redemption price per share
CLASS C SHARES†**
Net assets applicable to shares outstanding	$4,935,940
Shares outstanding	460,006
Net asset value and redemption price per share	$10.73
CLASS I SHARES†
Net assets applicable to shares outstanding	$56,319,038
Shares outstanding	5,216,708
Net asset value and redemption price per share	$10.80
CLASS R SHARES†
Net assets applicable to shares outstanding
Shares outstanding
Net asset value and redemption price per share

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Operations     Year Ended October 31, 2016

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
INVESTMENT INCOME
Interest	$—	$—	$—	$—		$2,292,432
Dividends	23,962,935	1,656,139	802,618	9,094,389		6,841,731
Securities lending income	570,170	4,964	302	107,261		43,010
Dividend taxes withheld	(29,164)	—	—	(1,162,258)		(681,456)
Total investment income	24,503,941	1,661,103	802,920	8,039,392		8,495,717

EXPENSES
Investment advisory fees	18,919,485	595,637	352,800	4,217,867		4,963,185
Distribution fees
Class A	2,927,789	91,133	66,009	404,738		280,381
Class B	114,264	1,068	—	5,487		2,415
Class C	6,301,986	54,628	8,061	420,599		337,889
Class R	38,350	653	549	38,133		12,034
Transfer agent fees	3,184,632	50,597	18,702	729,557		653,577
Printing and mailing fees	435,810	8,104	4,658	55,483		109,114
Financial accounting fees	252,712	6,914	4,095	55,748		52,376
Legal fees	221,593	15,955	13,882	55,453		41,829
Accounting and Custody fees	170,441	17,202	23,189	118,991		235,550
Trustees’ fees and officer compensation	128,643	15,417	14,116	38,306		36,827
Audit fees	126,469	13,710	12,347	35,641		35,264
Registration fees	79,050	53,070	68,592	107,148		72,949
Dividend or interest expense on short positions	—	—	—	—		—
Offering costs	—	—	—	—		—
Other	184,766	11,603	9,760	61,937		73,848
Total expenses	33,085,990	935,691	596,760	6,345,088		6,907,238
Less expense reductions	—	(269,378)	(139,663)	(49,725)		(221)
Net expenses	33,085,990	666,313	457,097	6,295,363		6,907,017
NET INVESTMENT INCOME (LOSS)	(8,582,049)	994,790	345,823	1,744,029		1,588,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	77,108,107	(2,021,130)	(46,563)	(12,192,960	)(a)	(53,143,733	)(a)
Purchased options	—	—	—	(711,827)		(1,447,910)
Foreign currency transactions	2,165,864	(174)	—	(1,555,213)		(849,752)
Written options	—	—	—	(411,567)		(473,288)
Short positions	—	—	—	—		—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(198,238,154)	1,493,336	434,952	(11,570,993	)(b)	59,625,143	(b)
Purchased options	—	—	—	—		113,333
Foreign currency translations	124,214	—	—	(184,081)		(122,372)
Written options	—	—	—	—		—
Short positions	—	—	—	—		—
NET GAIN (LOSS)	(118,839,969)	(527,968)	388,389	(26,626,641)		3,701,421
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(127,422,018)	$466,822	$734,212	$(24,882,612)		$5,290,121

(a)	Net of foreign capital gains tax of $45,427 and $(70,458), respectively.

(b)	Net of change of $(55,442) and $(639,385), respectively in deferred capital gains tax.

134	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations     Year Ended October 31, 2016

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$—	$—		$19,469,958	$4,582,715		$22,104,824
Dividends	211,500	2,275,259		43,987,706	4,219,371		13,468,153
Securities lending income	564	60,478		334,203	42,285		474,441
Dividend taxes withheld	(23,518)	(156,652)		(74,510)	(290,893)		(102,688)
Total investment income	188,546	2,179,085		63,717,357	8,553,478		35,944,730

EXPENSES
Investment advisory fees	143,854	1,441,627		16,100,099	3,349,500		6,048,503
Distribution fees
Class A	10,600	87,368		2,512,616	243,402		684,947
Class B	—	3,125		58,483	10,503		45,082
Class C	2,637	187,335		8,097,767	1,033,139		2,218,669
Class R	408	25,546		69,128	5,762		9,371
Transfer agent fees	9,606	176,527		2,577,493	374,055		787,079
Printing and mailing fees	3,471	43,683		329,510	45,909		104,924
Financial accounting fees	1,518	17,354		274,108	38,876		96,208
Legal fees	13,070	22,946		169,351	42,379		68,310
Accounting and Custody fees	25,873	30,806		191,224	41,070		65,051
Trustees’ fees and officer compensation	12,692	20,265		139,289	30,208		56,785
Audit fees	11,067	18,757		142,166	29,424		53,573
Registration fees	57,374	55,263		86,867	67,036		86,741
Dividend or interest expense on short positions	—	—		—	—		—
Offering costs	—	—		—	—		—
Other	13,978	37,332		184,712	47,691		89,187
Total expenses	306,148	2,167,934		30,932,813	5,358,954		10,414,430
Less expense reductions	(106,558)	(170,523)		—	—		—
Net expenses	199,590	1,997,411		30,932,813	5,358,954		10,414,430
NET INVESTMENT INCOME (LOSS)	(11,044)	181,674		32,784,544	3,194,524		25,530,300

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(1,809,520)	7,249,127		114,725,034	556,584		(10,302,083)
Purchased options	(34,765)	(257,654)		(6,325,653)	(488,803)		(1,834,640)
Foreign currency transactions	(5,597)	(279,819)		10,716	(248,979)		(7,983)
Written options	(14,160)	(369,620)		6,175,499	—		(77,003)
Short positions	—	—		—	—		—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,181,417	(9,358,593	)(a)	(107,963,337)	(6,762,618	)(a)	(13,450,481)
Purchased options	11,105	—		(627,656)	(443,254)		1,708,291
Foreign currency translations	(476)	(64,153)		(4,585)	(121,621)		(20,496)
Written options	—	—		859,519	—		—
Short positions	—	—		—	—		—
NET GAIN (LOSS)	328,004	(3,080,712)		6,849,537	(7,508,691)		(23,984,395)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$316,960	$(2,899,038)		$39,634,081	$(4,314,167)		$1,545,905

(a)	Net of change of $(13,170) and $(29,270), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Operations     Year Ended October 31, 2016

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
INVESTMENT INCOME
Interest	$2,242,958	$3,020,529	$5,057,967	$64,975,670	$—
Dividends	682,913	10,160	72,517	53,330,926	335,151
Securities lending income	10,396	3,530	50,194	255,973	—
Foreign Taxes Withheld	(16,784)	—	—	(261,778)	—
Total investment income	2,919,483	3,034,219	5,180,678	118,300,791	335,151

EXPENSES
Investment advisory fees	623,545	533,237	632,161	25,333,491	112,324
Distribution fees
Class A	69,943	146,031	126,489	2,506,074	21,420
Class B	—	7,884	3,982	9,091	—
Class C	23,026	163,818	187,073	3,307,929	1,391
Class R	1,112	1,967	835	41,631	504
Transfer agent fees	98,214	90,487	85,650	3,865,958	11,241
Printing and mailing fees	19,483	13,674	15,690	441,372	3,520
Financial accounting fees	8,517	11,255	9,783	439,021	1,738
Legal fees	19,709	17,489	17,063	256,098	16,007
Accounting and Custody fees	31,912	14,129	11,538	355,787	51,895
Trustees’ fees and officer compensation	17,685	17,546	16,687	215,220	14,475
Audit fees	14,756	16,048	15,307	226,456	11,202
Registration fees	24,674	64,334	76,685	168,984	23,334
Dividend or interest expense on short positions	—	—	—	5,196,058	—
Offering costs	18,281	—	—	—	18,281
Other	10,480	17,171	30,286	293,160	4,797
Total expenses	981,337	1,115,070	1,229,229	42,656,330	292,129
Less expense reductions	(82,670)	(182,779)	—	—	(123,280)
Net expenses	898,667	932,291	1,229,229	42,656,330	168,849
NET INVESTMENT INCOME (LOSS)	2,020,816	2,101,928	3,951,449	75,644,461	166,302

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(943,423)	584,521	(5,078,931)	15,415,535	53,178
Purchased options	(775,014)	—	—	(176,004,790)	(1,185,869)
Foreign currency transactions	(4,743)	—	—	118,682	—
Written options	117,627	—	—	118,587,381	681,393
Short positions	—	—	—	24,074,141	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	872,215	1,591,782	4,641,429	103,878,251	542,980
Purchased options	(24,930)	—	—	10,428,115	63,534
Foreign currency translations	(996)	—	—	(2,553)	—
Written options	—	—	—	43,234,217	292,736
Short positions	—	—	—	(94,779,778)	—
NET GAIN (LOSS)	(759,264)	2,176,303	(437,502)	44,949,201	447,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,261,552	$4,278,231	$3,513,947	$120,593,662	$614,254

136	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations     Year Ended October 31, 2016

PHINEUS LONG/SHORT FUND(a)
INVESTMENT INCOME
Interest	$—
Dividends	197,405
Securities lending income	2
Dividend taxes withheld	(5,989)
Total investment income	191,418

EXPENSES
Investment advisory fees	171,483
Distribution fees
Class A	5,088
Class B	—
Class C	5,126
Class R	—
Transfer agent fees	13,771
Printing and mailing fees	38,365
Financial accounting fees	1,593
Legal fees	16,970
Accounting and Custody fees	21,080
Trustees’ fees and officer compensation	5,910
Audit fees	9,488
Registration fees	2,352
Dividend or interest expense on short positions	137,148
Offering costs and organizational fees	125,742
Other	3,967
Total expenses	558,083
Less expense reductions	(169,070)
Net expenses	389,013
NET INVESTMENT INCOME (LOSS)	(197,595)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	729,277
Purchased options	(529,652)
Foreign currency transactions	(1,511)
Written options	432,770
Short positions	35,574
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,653,054
Purchased options	90,053
Foreign currency translations	492
Written options	(18,771)
Short positions	139,230
NET GAIN (LOSS)	2,530,516
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,332,921

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$(8,582,049)	$(10,420,857)	$994,790	$1,075,070	$345,823	$558,079
Net realized gain (loss)	79,273,971	700,082,597	(2,021,304)	5,669,145	(46,563)	409,584
Change in unrealized appreciation/(depreciation)	(198,113,940)	(481,070,138)	1,493,336	(8,618,225)	434,952	(814,426)
Net increase (decrease) in net assets resulting from operations	(127,422,018)	208,591,602	466,822	(1,874,010)	734,212	153,237

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(461,754)	(502,337)	(216,496)	(362,247)
Class B	—	—	—	—	—	—
Class C	—	—	(21,633)	(17,709)	(1,501)	(4,913)
Class I	—	—	(262,284)	(360,195)	(97,516)	(114,838)
Class R	—	—	(1,573)	(1,193)	(568)	(1,440)
Net realized gains
Class A	(348,035,713)	(334,486,301)	(2,547,648)	(3,570,562)	(740,530)	(319,688)
Class B	(4,805,396)	(6,995,647)	(10,092)	(22,490)	—	—
Class C	(243,604,217)	(223,372,174)	(403,800)	(636,667)	(18,239)	(4,968)
Class I	(91,511,948)	(134,935,100)	(1,163,377)	(1,911,869)	(186,792)	(96,682)
Class R	(2,356,702)	(2,037,555)	(10,292)	(10,016)	(2,828)	(1,326)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(690,313,976)	(701,826,777)	(4,882,453)	(7,033,038)	(1,264,470)	(906,102)

CAPITAL SHARE TRANSACTIONS	(9,134,141)	(265,115,865)	(11,875,283)	(21,672,940)	(3,459,187)	56,928
TOTAL INCREASE (DECREASE) IN NET ASSETS	(826,870,135)	(758,351,040)	(16,290,914)	(30,579,988)	(3,989,445)	(695,937)

NET ASSETS
Beginning of year	$2,726,125,388	$3,484,476,428	$70,441,441	$101,021,429	$36,215,890	$36,911,827
End of year	1,899,255,253	2,726,125,388	54,150,527	70,441,441	32,226,445	36,215,890
Undistributed net investment income (loss)	$(814,395)	$3,252,978	$222,194	$939,752	$(13,378)	$784,712

138	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$1,744,029	$4,024,234	$1,588,700	$1,596,363	$(11,044)	$7,270
Net realized gain (loss)	(14,871,567)	3,300,529	(55,914,683)	(8,984,725)	(1,864,042)	(747,001)
Change in unrealized appreciation/(depreciation)	(11,755,074)	(44,925)	59,616,104	(53,648,236)	2,192,046	(1,346,822)
Net increase (decrease) in net assets resulting from operations	(24,882,612)	7,279,838	5,290,121	(61,036,598)	316,960	(2,086,553)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(92,298)	(307,098)	(4,645)	(41,566)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(1,118,827)	(2,034,145)	(40,284)	(61,523)
Class R	—	—	—	—	—	(156)
Net realized gains
Class A	(265,527)	(26,448,259)	—	(3,433,350)	—	—
Class B	(1,374)	(242,569)	—	(13,442)	—	—
Class C	(71,981)	(6,563,935)	—	(1,003,187)	—	—
Class I	(432,402)	(43,201,700)	—	(8,919,021)	—	—
Class R	(11,458)	(1,648,974)	—	(32,328)	—	—
Return of capital
Class A	(67)	—	(31)	(40)	—	—
Class B	—	—	—	—	—	—
Class C	(18)	—	—	—	—	—
Class I	(112)	—	(371)	(265)	(3)	—
Class R	(3)	—	—	—	—	—
Total distributions	(782,942)	(78,105,437)	(1,211,527)	(15,742,876)	(44,932)	(103,245)

CAPITAL SHARE TRANSACTIONS	(216,101,232)	(63,351,312)	(124,245,652)	(62,269,319)	62,537	296,005
TOTAL INCREASE (DECREASE) IN NET ASSETS	(241,766,786)	(134,176,911)	(120,167,058)	(139,048,793)	334,565	(1,893,793)

NET ASSETS
Beginning of year	$607,416,369	$741,593,280	$512,514,529	$651,563,322	$13,553,436	$15,447,229
End of year	365,649,583	607,416,369	392,347,471	512,514,529	13,888,001	13,553,436
Undistributed net investment income (loss)	$34,683	$(166,818)	$(603,363)	$(688,762)	$(13,275)	$(3,798)

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$181,674	$46,559	$32,784,544	$46,228,173	$3,194,524	$4,310,404
Net realized gain (loss)	6,342,034	6,071,551	114,585,596	167,595,445	(181,198)	2,782,109
Change in unrealized appreciation/(depreciation)	(9,422,746)	4,546,704	(107,736,059)	(123,738,132)	(7,327,493)	604,690
Net increase (decrease) in net assets resulting from operations	(2,899,038)	10,664,814	39,634,081	90,085,486	(4,314,167)	7,697,203

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(28,075,203)	(32,298,585)	—	(549,399)
Class B	—	—	(82,983)	(167,830)	—	—
Class C	—	—	(16,342,606)	(18,307,365)	—	—
Class I	—	—	(16,557,645)	(18,901,076)	—	(1,008,993)
Class R	—	—	(350,668)	(415,706)	—	(3,985)
Net realized gains
Class A	(769,768)	(16,689,799)	(45,158,073)	(136,678,722)	(1,349,284)	(23,384,613)
Class B	(9,659)	(228,886)	(299,943)	(1,585,363)	(21,251)	(715,924)
Class C	(434,202)	(5,599,563)	(36,267,311)	(105,660,707)	(1,583,129)	(26,044,532)
Class I	(1,809,046)	(18,756,109)	(24,093,672)	(73,482,783)	(1,753,280)	(27,529,458)
Class R	(111,823)	(1,686,163)	(617,691)	(1,953,757)	(16,132)	(278,726)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(3,134,498)	(42,960,520)	(167,845,795)	(389,451,894)	(4,723,076)	(79,515,630)

CAPITAL SHARE TRANSACTIONS	(48,577,383)	(3,109,157)	(268,022,968)	(155,916,630)	(70,576,416)	(33,583,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,610,919)	(35,404,863)	(396,234,682)	(455,283,038)	(79,613,659)	(105,401,800)

NET ASSETS
Beginning of year	$192,390,005	$227,794,868	$2,597,021,183	$3,052,304,221	$380,863,213	$486,265,013
End of year	137,779,086	192,390,005	2,200,786,501	2,597,021,183	301,249,554	380,863,213
Undistributed net investment income (loss)	$(39,743)	$139,529	$(716,800)	$6,110,507	$(64,952)	$(616,105)

140	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015(a)	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$25,530,300	$30,651,934	$2,020,816	$313,511	$2,101,928	$1,927,173
Net realized gain (loss)	(12,221,709)	51,010,485	(1,605,553)	(622,148)	584,521	1,517,396
Change in unrealized appreciation/(depreciation)	(11,762,686)	(122,101,608)	846,289	(580,713)	1,591,782	(1,763,674)
Net increase (decrease) in net assets resulting from operations	1,545,905	(40,439,189)	1,261,552	(889,350)	4,278,231	1,680,895

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,968,030)	(14,689,931)	(471,747)	(73,599)	(1,538,080)	(1,340,474)
Class B	(88,985)	(125,993)	—	—	(15,757)	(27,355)
Class C	(6,260,029)	(7,505,842)	(22,952)	(4,384)	(314,236)	(326,886)
Class I	(13,436,331)	(19,045,320)	(843,326)	(171,040)	(598,981)	(391,067)
Class R	(62,952)	(72,044)	(3,926)	(999)	(8,971)	(5,871)
Net realized gains
Class A	(5,609,807)	(22,983,932)	—	—	(664,826)	(670,900)
Class B	(66,643)	(361,425)	—	—	(11,396)	(19,196)
Class C	(4,198,102)	(15,095,422)	—	—	(203,238)	(203,184)
Class I	(6,966,433)	(27,856,761)	—	—	(230,880)	(144,935)
Class R	(34,207)	(115,733)	—	—	(3,487)	(2,543)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(46,691,519)	(107,852,403)	(1,341,951)	(250,022)	(3,589,852)	(3,132,411)

CAPITAL SHARE TRANSACTIONS	(404,034,664)	(111,866,169)	34,591,298	46,192,838	10,963,762	(13,888,090)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(449,180,278)	(260,157,761)	34,510,899	45,053,466	11,652,141	(15,339,606)

NET ASSETS
Beginning of year	$1,114,799,004	$1,374,956,765	$45,053,466	$—	$85,224,928	$100,564,534
End of year	665,618,726	1,114,799,004	79,564,365	45,053,466	96,877,069	85,224,928
Undistributed net investment income (loss)	$(2,996,582)	$2,518,253	$(100,711)	$125,162	$(85,953)	$(221,621)

(a)	Global Convertible Fund commenced operations on December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Changes in Net Assets

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015(a)
OPERATIONS
Net investment income (loss)	$3,951,449	$6,183,996	$75,644,461	$66,591,495	$166,302	$81,269
Net realized gain (loss)	(5,078,931)	(2,354,906)	(17,809,051)	32,564,762	(451,298)	304,743
Change in unrealized appreciation/(depreciation)	4,641,429	(8,869,137)	62,758,252	(31,131,108)	899,250	(284,373)
Net increase (decrease) in net assets resulting from operations	3,513,947	(5,040,047)	120,593,662	68,025,149	614,254	101,639

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,566,700)	(4,302,176)	(12,315,287)	(10,660,238)	(116,799)	(36,766)
Class B	(16,605)	(53,176)	(339)	(2,151)	—	—
Class C	(789,624)	(1,034,441)	(1,441,834)	(686,837)	(912)	(289)
Class I	(778,240)	(1,191,751)	(36,128,886)	(29,673,184)	(104,488)	(42,418)
Class R	(8,297)	(8,290)	(80,343)	(55,036)	(1,295)	(538)
Net realized gains
Class A	—	(2,495,790)	(15,743,390)	(12,913,256)	(49,274)	—
Class B	—	(45,543)	(20,890)	(39,864)	—	—
Class C	—	(687,431)	(4,999,398)	(3,594,843)	(941)	—
Class I	—	(615,285)	(35,916,097)	(27,320,322)	(48,109)	—
Class R	—	(4,908)	(130,687)	(86,045)	(877)	—
Return of capital
Class A	—	(52)	—	—	—	—
Class B	—	(1)	—	—	—	—
Class C	—	(12)	—	—	—	—
Class I	—	(14)	—	—	—	—
Total distributions	(4,159,466)	(10,438,870)	(106,777,151)	(85,031,776)	(322,695)	(80,011)

CAPITAL SHARE TRANSACTIONS	(36,059,312)	(62,313,822)	94,143,472	(390,222,854)	6,888,865	11,366,283
TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,704,831)	(77,792,739)	107,959,983	(407,229,481)	7,180,424	11,387,911

NET ASSETS
Beginning of year	$110,944,695	$188,737,434	$3,778,566,903	$4,185,796,384	$11,387,911	$—
End of year	74,239,864	110,944,695	3,886,526,886	3,778,566,903	18,568,335	11,387,911
Undistributed net investment income (loss)	$(91,813)	$(70,865)	$(4,230,603)	$2,892,300	$4,970	$58,700

(a)	Hedged Equity Income Fund commenced operations December 31, 2014.

142	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PHINEUS LONG/SHORT FUND
PERIOD ENDED OCTOBER 31, 2016(a)
OPERATIONS
Net investment income (loss)	$(197,595)
Net realized gain (loss)	666,458
Change in unrealized appreciation/(depreciation)	1,864,058
Net increase (decrease) in net assets resulting from operations	2,332,921

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—
Class B	—
Class C	—
Class I	—
Class R	—
Net realized gains
Class A	—
Class B	—
Class C	—
Class I	—
Class R	—
Return of capital
Class A	—
Class B	—
Class C	—
Class I	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS	73,629,962
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,962,883

NET ASSETS
Beginning of year	$—
End of year	75,962,883
Undistributed net investment income (loss)	$351,389

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

See accompanying Notes to Financial Statements	www.calamos.com	143

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of sixteen series, Growth Fund, Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund, Hedged Equity Income Fund, and Phineus Long/Short Fund (commenced operations on April 5, 2016), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Reorganizations.  Pursuant to separate Agreements and Plans of Reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) approved by the Board of Trustees (“The Board”), the Acquiring Funds (as defined in the table below), acquired all of the assets and assumed all of the liabilities on October 14, 2016, of the Target Funds (as defined in the table below), each of which is a series of the Trust.

TARGET FUND	ACQUIRING FUND
Calamos Focus Growth Fund	Calamos Growth Fund
Calamos Long/Short Fund	Calamos Phineus Long/Short Fund

Shareholders approved the Reorganization on October 11, 2016.

The Reorganizations were accomplished by an exchange of shares of the Acquiring Funds for corresponding shares then outstanding of the Target Funds at their net asset value on October 14, 2016. The Reorganization of each Target Fund into the corresponding Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar but more flexible investment strategy.

The Reorganizations qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Target Funds or their shareholders.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

As of October 14, 2016, the Target Funds’ and Acquiring Funds’ net assets were as follows:

	FOCUS GROWTH FUND	LONG/SHORT FUND
Target Funds - Prior to Reorganizations:
Net Assets	$47,038,894	$39,593,142
Investment in securities, at value	47,030,643	37,813,424
Securities sold short and Written options, at value	—	(17,005,204)
Unrealized appreciation (depreciation)	6,497,236	(477,088)
Shares Outstanding	3,327,166	3,758,987
Acquiring Funds - Prior to Reorganizations:
Net assets	1,901,455,042	32,869,376
Shares Outstanding	68,243,698	3,119,350
Acquiring Funds - Post Reorganizations:
Net assets	1,948,493,936	72,462,518
Shares Outstanding	69,714,744	6,879,587

Pro forma results of operations of the combined entities for the year ended October 31, 2016, as though the acquisition had occurred as of the beginning of the fiscal year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	(8,605,760)	(749,208)
Net realized gain (loss)	77,965,288	(466,149)
Change in unrealized appreciation/(depreciation)	(198,215,847)	(1,005,834)

Net increase (decrease) in net assets resulting from operations	$(128,856,319)	$(2,221,191)

144	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Because each combined fund has been managed as a single portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquired Funds’ Statement of Operations since October 14, 2016.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation. The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional

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Notes to Financial Statements

traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2012—2015 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2011.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of

146	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUTIY INCOME FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.75%	1.25%

Next $500 million	0.80%	0.70%	1.20%

Over $1 billion	0.75%	0.65%	1.15%

The investment advisory fee for the year or period ended October 31, 2016 was as follows:

FUND	AMOUNT
Growth Fund	$18,919,485
Opportunistic Value Fund	595,637
Dividend Growth Fund	352,800
International Growth Fund	4,217,867
Evolving World Growth Fund	4,963,185
Emerging Market Equity Fund	143,854
Global Equity Fund	1,441,627
Growth and Income Fund	16,100,099
Global Growth and Income Fund	3,349,500
Convertible Fund	6,048,503
Global Convertible Fund	623,545
Total Return Bond Fund	533,237
High Income Fund	632,161
Market Neutral Income Fund	25,333,491
Hedged Equity Income Fund	112,324
Phineus Long/Short Fund	171,483

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Notes to Financial Statements

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.
Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	1.50%
Phineus Long/Short Fund	2.00%	—	2.75%	1.75%	—

148	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

These agreements are binding on Calamos Advisors through March 1, 2017 for all of the Funds except Calamos Phineus Long/Short Fund which is March 31, 2018.

For the year ended October 31, 2016, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$269,378
Dividend Growth Fund	139,663
International Growth Fund	49,725
Evolving World Growth Fund	221
Emerging Market Equity Fund	106,558
Global Equity Fund	170,523
Global Convertible Fund	82,670
Total Return Bond Fund	182,779
Hedged Equity Income Fund	123,280
Phineus Long/Short Fund	169,070

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2016, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$71,156
Opportunistic Value Fund	3,758
Dividend Growth Fund	738
International Growth Fund	4,140
Evolving World Growth Fund	18,081
Emerging Market Equity Fund	39
Global Equity Fund	1,695
Growth and Income Fund	87,532
Global Growth and Income Fund	3,685
Convertible Fund	28,654
Global Convertible Fund	1,479
Total Return Bond Fund	1,607
High Income Fund	2,299
Market Neutral Income Fund	111,128
Hedged Equity Income Fund	4,240
Phineus Long/Short Fund	3,714

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp.

The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

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Notes to Financial Statements

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2016, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Opportunistic Value Fund	27%
Emerging Market Equity Fund	90
Hedged Equity Income Fund	56
Phineus Long/Short Fund	34

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2016, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$716,677
Opportunistic Value Fund	101,275
Dividend Growth Fund	12,786
International Growth Fund	102,028
Evolving World Growth Fund	71,358
Emerging Market Equity Fund	12,783
Global Equity Fund	76,069
Growth and Income Fund	337,444
Global Growth and Income Fund	147,996
Convertible Fund	190,249
Global Convertible Fund	5,527
Total Return Bond Fund	77,208
High Income Fund	109,789
Market Neutral Income Fund	206,485
Hedged Equity Income Fund	5,363
Phineus Long/Short Fund	12,754

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2016.

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Notes to Financial Statements

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2016 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,839,050,311	$—	$2,454,074,278
Opportunistic Value Fund	—	24,092,923	—	37,566,287
Dividend Growth Fund	—	3,907,724	—	7,304,994
International Growth Fund	—	327,117,549	—	545,351,156
Evolving World Growth Fund	—	387,502,964	—	514,973,178
Emerging Market Equity Fund	—	9,915,026	—	9,573,608
Global Equity Fund	—	95,098,872	—	143,198,911
Growth and Income Fund	—	531,646,968	—	830,622,470
Global Growth and Income Fund	—	185,661,257	—	237,188,369
Convertible Fund	—	355,236,933	—	754,187,346
Global Convertible Fund	—	58,502,782	—	25,415,962
Total Return Bond Fund	15,210,605	45,115,576	18,446,978	32,459,297
High Income Fund	—	36,412,045	—	68,813,518
Market Neutral Income Fund	—	1,729,152,726	—	1,971,457,365
Hedged Equity Income Fund	—	9,219,976	—	2,935,851
Phineus Long/Short Fund	—	103,994,896	—	71,438,019

The following information is presented on a federal income tax basis as of October 31, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2016 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$1,574,596,020	$398,080,995	$(49,397,435)	$348,683,560
Opportunistic Value Fund	52,422,493	3,720,069	(1,828,152)	1,891,917
Dividend Growth Fund	30,257,921	3,049,221	(1,182,836)	1,866,385
International Growth Fund	338,805,514	40,945,383	(12,182,164)	28,763,219
Evolving World Growth Fund	364,824,051	39,663,113	(10,023,597)	29,639,516
Emerging Market Equity Fund	13,053,931	1,368,034	(526,539)	841,495
Global Equity Fund	113,854,088	26,946,301	(3,079,854)	23,866,447
Growth and Income Fund	1,945,600,242	329,969,092	(51,535,601)	278,433,491
Global Growth and Income Fund	286,829,045	30,166,102	(10,805,270)	19,360,832
Convertible Fund	664,836,556	47,994,833	(25,796,702)	22,198,131
Global Convertible Fund	79,137,230	3,821,950	(3,183,182)	638,768
Total Return Bond Fund	93,895,816	2,573,583	(120,709)	2,452,874
High Income Fund	75,833,136	1,830,334	(3,790,880)	(1,960,546)
Market Neutral Income Fund	3,769,900,891	405,761,498	(228,426,732)	177,334,766
Hedged Equity Income Fund	18,908,226	1,192,442	(942,878)	249,564
Phineus Long/Short Fund	76,357,021	3,068,453	(2,504,254)	564,199

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Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2016, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$(4,928,163)	$4,514,676	$413,487
Opportunistic Value Fund	519,588	(965,104)	445,516
Dividend Growth Fund	11,572	(827,832)	816,260
International Growth Fund	(17,035)	(1,542,528)	1,559,563
Evolving World Growth Fund	(641,732)	(291,774)	933,506
Emerging Market Equity Fund	(15,236)	46,499	(31,263)
Global Equity Fund	738,772	(360,946)	(377,826)
Growth and Income Fund	8,830,228	21,797,254	(30,627,482)
Global Growth and Income Fund	(44,850)	(2,643,371)	2,688,221
Convertible Fund	—	(1,228,808)	1,228,808
Global Convertible Fund	(11,538)	(904,738)	916,276
Total Return Bond Fund	28,502	509,765	(538,267)
High Income Fund	79	187,069	(187,148)
Market Neutral Income Fund	(2)	(32,800,675)	32,800,677
Hedged Equity Income Fund	(11,538)	3,462	8,076
Phineus Long/Short Fund	322,543	548,984	(871,527)

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2016			YEAR OR PERIOD ENDED OCTOBER 31, 2015
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Growth Fund	$78,141,894	$613,056,464	$—	$43,628,514	$658,198,263	$—
Opportunistic Value Fund	2,273,657	3,132,506	—	3,300,466	5,628,860	—
Dividend Growth Fund	327,729	936,771	—	708,545	425,268	—
International Growth Fund	1,190,650	782,942	200	4,483,595	81,175,387	—
Evolving World Growth Fund	1,211,125	—	402	4,180,685	13,401,328	305
Emerging Market Equity Fund	53,213	—	3	135,893	—	—
Global Equity Fund	—	3,999,530	—	86,829	46,113,693	—
Growth and Income Fund	61,409,105	115,266,934	—	74,992,764	338,155,535	—
Global Growth and Income Fund	—	4,723,076	—	6,779,009	75,623,881	—
Convertible Fund	29,538,637	17,152,882	—	41,439,130	81,417,870	—
Global Convertible Fund	1,341,951	—	—	250,022	—	—
Total Return Bond Fund	2,541,945	1,214,004	—	2,389,361	1,075,895	—
High Income Fund	4,131,910	—	—	6,589,834	3,848,957	79
Market Neutral Income Fund	67,681,873	39,095,278	—	46,850,427	38,181,349	—
Hedged Equity Income Fund	222,822	99,873	—	80,011	495	—
Phineus Long/Short Fund	358,400	—	—	—	—	—

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Notes to Financial Statements

As of October 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$313,756	$—	$—
Undistributed capital gains	77,748,045	—	—	—

Total undistributed earnings	77,748,045	313,756	—	—
Accumulated capital and other losses	—	(1,947,401)	(30,189)	(12,949,448)
Net unrealized gain/(losses)	348,680,889	1,891,917	1,866,385	28,532,563

Total accumulated earnings/(losses)	426,428,934	258,272	1,836,196	15,583,115
Other	(814,395)	(92,952)	(13,378)	38,078
Paid-in capital	1,473,640,714	53,985,207	30,403,627	350,028,390

	$1,899,255,253	$54,150,527	$32,226,445	$365,649,583

	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$18,565,964
Undistributed capital gains	—	—	5,808,927	84,686,867

Total undistributed earnings	—	—	5,808,927	103,252,831
Accumulated capital and other losses	(64,410,447)	(2,919,343)	—	—
Net unrealized gain/(losses)	28,752,879	840,619	23,812,640	279,293,010

Total accumulated earnings/(losses)	(35,657,568)	(2,078,724)	29,621,567	382,545,841
Other	(160,398)	(13,487)	(41,713)	(341,259)
Paid-in capital	428,165,437	15,980,212	108,199,232	1,818,581,919

	$392,347,471	$13,888,001	$137,779,086	$2,200,786,501

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income	$402,521	$3,932,386	$301,154	$—
Undistributed capital gains	1,936,630	—	—	79,300

Total undistributed earnings	2,339,151	3,932,386	301,154	79,300
Accumulated capital and other losses	—	(11,255,046)	(2,081,349)	—
Net unrealized gain/(losses)	19,184,567	22,197,245	637,215	2,452,874

Total accumulated earnings/(losses)	21,523,718	14,874,585	(1,142,980)	2,532,174
Other	(66,189)	(210,311)	(6,791)	(85,953)
Paid-in capital	279,792,025	650,954,452	80,714,136	94,430,848

	$301,249,554	$665,618,726	$79,564,365	$96,877,069

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
Undistributed ordinary income	$37,820	$27,623,615	$11,591	$706,897
Undistributed capital gains	—	36,761,736	—	153,699

Total undistributed earnings	37,820	64,385,351	11,591	860,596
Accumulated capital and other losses	(8,128,926)	—	(48,436)	—
Net unrealized gain/(losses)	(1,960,546)	61,341,052	426,429	685,150

Total accumulated earnings/(losses)	(10,051,652)	125,726,403	389,584	1,545,746
Other	(129,633)	(22,946,609)	(6,892)	(12,456)
Paid-in capital	84,421,149	3,783,747,092	18,185,643	74,429,593

	$74,239,864	$3,886,526,886	$18,568,335	$75,962,883

www.calamos.com	153

Notes to Financial Statements

The following Funds had capital loss carryforwards for the year ended October 31, 2016, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Opportunistic Value Fund	$(1,668,012)	$(279,389)
Dividend Growth Fund	(30,189)	—
International Growth Fund	(12,949,448)	—
Evolving World Growth Fund	(24,804,912)	(39,605,535)
Emerging Market Equity Fund	(1,701,172)	(1,218,171)
Convertible Fund	(11,255,046)	—
Global Convertible Fund	(2,081,349)	—
High Income Fund	(1,587,355)	(6,541,571)
Hedged Equity Income Fund	(48,436)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

154	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2016, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2016, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year ended October 31, 2016, the Funds had the following transactions in options written:

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	—	$—
Options written	1,772	186,674	4,281	265,253
Options closed	(1,772)	(186,674)	(4,281)	(265,253)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2016	—	$—	—	$—

	EMERGING MARKET EQUITY FUND		GLOBAL EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	—	$—
Options written	11	5,403	97	107,261
Options closed	(11)	(5,403)	(97)	(107,261)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2016	—	$—	—	$—

www.calamos.com	155

Notes to Financial Statements

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	—	$—
Options written	13,639	13,068,729	1,600	241,462
Options closed	(3,546)	(8,495,701)	(1,600)	(241,462)
Options exercised	—	—	—	—
Options expired	(9,340)	(1,819,714)	—	—

Options outstanding at October 31, 2016	753	$2,753,314	—	$—

	GLOBAL CONVERTIBLE FUND		MARKET NEUTRAL INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	20,005	$48,417,521
Options written	128	117,627	190,798	334,349,894
Options closed	—	—	(89,630)	(202,982,224)
Options exercised	—	—	(9,684)	(14,039,700)
Options expired	(128)	(117,627)	(52,045)	(62,175,978)

Options outstanding at October 31, 2016	—	$—	59,444	$103,569,513

	HEDGED EQUITY INCOME FUND		PHINEUS LONG/SHORT FUND*
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	54	$188,039	—	$—
Options written	1,121	2,534,205	19,276	1,413,946
Options closed	(602)	(1,481,571)	(11,202)	(842,253)
Options exercised	(70)	(125,213)	(2,741)	(217,092)
Options expired	(298)	(336,709)	(2,719)	(112,001)

Options outstanding at October 31, 2016	205	$778,751	2,614	$242,600

*	Phineus Long/Short Fund commenced operations on April 5, 2016.

As of October 31, 2016, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$148,832

	$—	$148,832

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Options purchased(2)	$590,820	$—

	$590,820	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$24,743	$56,683

	$24,743	$56,683

156	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Options purchased(2)	$3,847,830	$—
Options written(3)	—	1,893,795

	$3,847,830	$1,893,795

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$127,956
Options purchased(2)	296,920	—

	$296,920	$127,956

	CONVERTIBLE FUND
Gross amounts at fair value:
Options purchased(2)	$2,166,200	$—

	$2,166,200	$—

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Options purchased(2)	$865,555	$—

	$865,555	$—

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Options purchased(2)	$63,924,816	$—
Options written(3)	—	73,760,950

	$63,924,816	$73,760,950

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Options purchased(2)	$509,613	$—
Options written(3)	—	601,886

	$509,613	$601,886

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Options purchased(2)	$1,128,921	$—
Options written(3)	—	261,371

	$1,128,921	$261,371

www.calamos.com	157

Notes to Financial Statements

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2016:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank, N.A.	ISDA	$—	$148,832	$—	$—	$148,832

		$—	$148,832	$—	$—	$148,832

GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank, N.A.	ISDA	$1,232	$54,616	$—	$—	$53,384
JPMorgan Chase Bank, N.A.	ISDA	4,970	—	—	4,970	—
Northern Trust Company	ISDA	—	167	—	—	167
State Street Bank and Trust Company	ISDA	18,541	1,900	—	16,641	—

		$24,743	$56,683	$—	$21,611	$53,551

GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank, N.A.	ISDA	$—	$127,956	$—	$—	$127,956

		$—	$127,956	$—	$—	$127,956

For the year ended October 31, 2016, the volume of derivative activity for the Funds is reflected below:*

FUND	FORWARD CONTRACTS(1)	OPTIONS PURCHASED(2)	OPTIONS WRITTEN(3)
Growth Fund	120,418,458	—	—
Opportunistic Value Fund	—	—	—
Dividend Growth Fund	—	—	—
International Growth Fund	610,130,387	2,755	1,772
Evolving World Growth Fund	—	16,696	4,281
Emerging Market Equity Fund	751,025	44	11
Global Equity Fund	212,565,289	353	97
Growth and Income Fund	2,236,203	7,801	13,639
Global Growth and Income Fund	254,007,406	7,341	—
Convertible Fund	15,355,807	19,760	1,600
Global Convertible Fund	—	5,543	128
Total Return Bond Fund	—	—	—
High Income Fund	—	—	—
Market Neutral Income Fund	—	223,317	190,798
Hedged Equity Income Fund	—	1,255	1,121
Phineus Long/Short Fund	—	22,420	19,276

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

158	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments, including repurchase agreements, or an interest bearing custodial account following investment guidelines approved by Calamos Advisors. The Funds record on a gross basis the investment of collateral as an asset (Investments in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2016.

	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO COUNTERPARTY
FUND		EQUITY	FIXED INCOME	TOTAL
Growth Fund	$27,912,424	$28,761,356	$—	$28,761,356	$848,932
Opportunistic Value Fund	—	—	—	—	—
Dividend Growth Fund	—	—	—	—	—
International Growth Fund	9,279,662	9,876,204	—	9,876,204	596,542
Evolving World Growth Fund	1,270,588	135,593	1,176,858	1,312,451	41,863
Emerging Market Equity Fund	299,675	319,113	—	319,113	19,438
Global Equity Fund	1,407,863	1,595,682	—	1,595,682	187,819
Growth and Income Fund	45,084,020	4,790,067	41,105,047	45,895,114	811,094
Global Growth and Income Fund	10,461,361	3,843,433	7,204,655	11,048,088	586,727
Convertible Fund	43,141,472	28,124	43,968,602	43,996,726	855,254
Global Convertible Fund	620,778	—	630,663	630,663	9,885
Total Return Bond Fund	430,476	—	440,388	440,388	9,912
High Income Fund	1,223,153	153,857	1,170,498	1,324,355	101,202
Market Neutral Income Fund	22,490,281	4,336,836	19,665,743	24,002,579	1,512,298
Hedged Equity Income Fund	—	—	—	—	—
Phineus Long/Short Fund	—	—	—	—	—

www.calamos.com	159

Notes to Financial Statements

Repurchase agreements involve a Fund purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Funds’ securities lending agent, on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA. Repurchase agreements held as of October 31, 2016 are reflected in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,821,711,762	$—	$—	$1,821,711,762
Short Term Investments	86,951,309	—	—	86,951,309
Investment of Cash Collateral For Securities Loaned	6,799,266	7,817,243	—	14,616,509

Total	$1,915,462,337	$7,817,243	$—	$1,923,279,580

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$54,012,417	$—	$—	$54,012,417
Short Term Investments	301,993	—	—	301,993

Total	$54,314,410	$—	$—	$54,314,410

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$32,063,489	$—	$—	$32,063,489
Short Term Investments	60,817	—	—	60,817

Total	$32,124,306	$—	$—	$32,124,306

160	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$46,444,499	$264,220,343	$—	$310,664,842
Common Stocks U.S.	44,725,083	—	—	44,725,083
Short Term Investments	7,159,725	—	—	7,159,725
Investment of Cash Collateral For Securities Loaned	2,334,763	2,684,320	—	5,019,083

Total	$100,664,070	$266,904,663	$—	$367,568,733

Liabilities:
Forward Foreign Currency Contracts	$—	$148,832	$—	$148,832

Total	$—	$148,832	$—	$148,832

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$17,202,903	$—	$—	$17,202,903

Total	$17,202,903	$—	$—	$17,202,903

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$52,252,964	$—	$52,252,964
Sovereign Bonds	—	1,928,709	—	1,928,709
Convertible Preferred Stock	—	12,623,667	—	12,623,667
Common Stocks Foreign	108,727,780	166,612,503	—	275,340,283
Common Stocks U.S.	51,059,597	—	—	51,059,597
Purchased Options	590,820	—	—	590,820
Short Term Investments	540	—	—	540
Investment of Cash Collateral For Securities Loaned	310,267	356,720	—	666,987

Total	$160,689,004	$233,774,563	$—	$394,463,567

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$8,930,524	$—	$—	$8,930,524

Total	$8,930,524	$—	$—	$8,930,524

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

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Notes to Financial Statements

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$2,772,924	$7,126,548	$—	$9,899,472
Common Stocks U.S.	3,605,236	—	—	3,605,236
Exchange-Traded Fund	70,224	—	—	70,224
Short Term Investments	158,321	—	—	158,321
Investment of Cash Collateral For Securities Loaned	75,439	86,734	—	162,173

Total	$6,682,144	$7,213,282	$—	$13,895,426

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$319,466	$—	$—	$319,466

Total	$319,466	$—	$—	$319,466

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$69,718,091	$—	$—	$69,718,091
Common Stocks Foreign	10,309,140	54,499,283	—	64,808,423
Short Term Investments	2,383,096	—	—	2,383,096
Investment of Cash Collateral For Securities Loaned	377,224	433,701	—	810,925
Forward Foreign Currency Contracts	—	23,511	—	23,511

Total	$82,787,551	$54,956,495	$—	$137,744,046

Liabilities:
Forward Foreign Currency Contracts	$—	$55,451	$—	$55,451

Total	$—	$55,451	$—	$55,451

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$4,523,353	$—	$—	$4,523,353

Total	$4,523,353	$—	$—	$4,523,353

* Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far
Eastern exchanges.

162	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$171,776,237	$—	$171,776,237
Convertible Bonds	—	353,396,039	—	353,396,039
U.S. Government and Agency Securities	—	17,205,010	—	17,205,010
Convertible Preferred Stocks	203,982,640	50,462,020	—	254,444,660
Common Stocks U.S.	1,362,004,026	—	—	1,362,004,026
Purchased Option	3,847,830	—	—	3,847,830
Short Term Investments	38,036,053	—	—	38,036,053
Investment of Cash Collateral For Securities Loaned	10,849,735	12,474,143	—	23,323,878

Total	$1,618,720,284	$605,313,449	$—	$2,224,033,733

Liabilities:
Written Options	$1,893,795	$—	$—	$1,893,795

Total	$1,893,795	$—	$—	$1,893,795

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$101,879,199	$—	$101,879,199
Synthetic Convertible Securities (Corporate Bonds)	—	8,598,147	—	8,598,147
Synthetic Convertible Securities (Purchased Options)	296,920	—	—	296,920
Convertible Preferred Stocks	16,667,906	6,364,953	—	23,032,859
Common Stocks U.S.	91,030,222	—	—	91,030,222
Common Stocks Foreign	10,403,221	60,639,716	—	71,042,937
Short Term Investments	4,694,959	—	—	4,694,959
Investment of Cash Collateral For Securities Loaned	2,611,799	3,002,835	—	5,614,634

Total	$125,705,027	$180,484,850	$—	$306,189,877

Liabilities:
Forward Foreign Currency Contracts	$—	$127,956	$—	$127,956

Total	$—	$127,956	$—	$127,956

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$3,584,323	$—	$—	$3,584,323

Total	$3,584,323	$—	$—	$3,584,323

* Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far
Eastern exchanges.

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$455,413,726	$—	$455,413,726
Synthetic Convertible Securities (Corporate Bonds)	—	12,239,063	—	12,239,063
Synthetic Convertible Securities (Purchased Options)	2,166,200	—	—	2,166,200
Convertible Preferred Stocks	153,936,463	15,739,228	—	169,675,691
Common Stocks U.S.	12,301,220	—	—	12,301,220
Short Term Investments	12,879,669	—	—	12,879,669
Investment of Cash Collateral For Securities Loaned	10,400,950	11,958,168	—	22,359,118

Total	$191,684,502	$495,350,185	$—	$687,034,687

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Notes to Financial Statements

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$56,361,235	$—	$56,361,235
Synthetic Convertible Securities (Corporate Bonds)	—	6,233,857	—	6,233,857
Synthetic Convertible Securities (Purchased Options)	865,555	—	—	865,555
Convertible Preferred Stocks	11,598,663	668,679	—	12,267,342
Short Term Investments	3,727,506	—	—	3,727,506
Investment of Cash Collateral For Securities Loaned	149,090	171,413	—	320,503

Total	$16,340,814	$63,435,184	$—	$79,775,998

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$89,862,403	$—	$89,862,403
U.S. Government and Agency Securities	—	5,481,974	—	5,481,974
Short Term Investments	780,508	—	—	780,508
Investment of Cash Collateral For Securities Loaned	104,109	119,696	—	223,805

Total	$884,617	$95,464,073	$—	$96,348,690

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$71,778,499	$—	$71,778,499
Convertible Preferred Stock	384,500	—	—	384,500
Common Stocks U.S.	146,346	—	—	146,346
Short Term Investments	890,208	—	—	890,208
Investment of Cash Collateral For Securities Loaned	313,081	359,956	—	673,037

Total	$1,734,135	$72,138,455	$—	$73,872,590

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,450,193,366	$—	$1,450,193,366
Synthetic Convertible Securities (Corporate Bonds)	—	248,260,103	—	248,260,103
Synthetic Convertible Securities (Purchased Options)	30,885,250	—	—	30,885,250
Convertible Preferred Stocks	113,458,601	85,910,320	—	199,368,921
Common Stocks U.S.	1,857,066,295	—	—	1,857,066,295
Exchange-Traded Fund	9,989,850	—	—	9,989,850
Purchased Options	33,039,566	—	—	33,039,566
Short Term Investments	106,234,205	—	—	106,234,205
Investment of Cash Collateral For Securities Loaned	5,674,277	6,523,824	—	12,198,101

Total	$2,156,348,044	$1,790,887,613	$—	$3,947,235,657

Liabilities:
Common Stocks Sold Short U.S.	$988,039,149	$—	$—	$988,039,149
Common Stocks Sold Short Foreign	—	997,790	—	997,790
Written Options	73,760,950	—	—	73,760,950

Total	$1,061,800,099	$997,790	$—	$1,062,797,889

164	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$18,223,054	$—	$—	$18,223,054
Exchange-Traded Fund	263,562	—	—	263,562
Purchased Options	509,613	—	—	509,613
Short Term Investments	161,561	—	—	161,561

Total	$19,157,790	$—	$—	$19,157,790

Liabilities:
Written Options	$601,886	$—	$—	$601,886

Total	$601,886	$—	$—	$601,886

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$47,806,035	$—	$—	$47,806,035
Common Stocks Foreign	—	5,011,941	—	5,011,941
Exchange-Traded Funds	14,302,996	—	—	14,302,996
Purchased Options	1,128,921	—	—	1,128,921
Short Term Investments	8,671,327	—	—	8,671,327

Total	$71,909,279	$5,011,941	$—	$76,921,220

Liabilities:
Common Stocks Sold Short U.S.	$2,898,010	$—	$—	$2,898,010
Exchange-Traded Funds Sold Short	29,479,799	—	—	29,479,799
Written Options	261,371	—	—	261,371

Total	$32,639,180	$—	$—	$32,639,180

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Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year October 31, 2016
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,420,759	$74,951,705	441,188	$5,220,392	963,729	$9,644,883
Shares issued through acquisition(a)	329,778	10,030,638	—	—	—	—
Shares issued as reinvestment of distributions	10,531,182	326,045,403	243,389	2,959,618	94,948	957,026
Less shares redeemed	(12,800,087)	(405,118,814)	(1,408,907)	(17,906,621)	(1,493,096)	(14,972,520)

Net increase (decrease)	481,632	$5,908,932	(724,330)	$(9,726,611)	(434,419)	$(4,370,611)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	13,626	$380,392	2,903	$33,401
Shares issued through acquisition(a)	4,472	123,134	—	—
Shares issued as reinvestment of distributions	155,686	4,390,329	857	9,671
Less shares redeemed	(456,318)	(13,187,661)	(9,910)	(116,242)

Net increase (decrease)	(282,534)	$(8,293,806)	(6,150)	$(73,170)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,556,241	$55,425,267	107,453	$1,172,496	43,502	$434,825
Shares issued through acquisition(a)	380,620	8,104,562	—	—	—	—
Shares issued as reinvestment of distributions	9,087,699	198,202,721	34,609	383,118	1,980	19,740
Less shares redeemed	(10,046,516)	(229,784,621)	(174,272)	(1,963,620)	(18,485)	(184,466)

Net increase (decrease)	1,978,044	$31,947,929	(32,210)	$(408,006)	26,997	$270,099

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,877,142	$71,940,657	196,980	$2,447,896	256,690	$2,562,852
Shares issued through acquisition(a)	741,130	28,346,829	—	—	—	—
Shares issued as reinvestment of distributions	2,054,942	79,834,503	106,209	1,324,421	28,148	284,308
Less shares redeemed	(5,460,694)	(220,107,991)	(418,192)	(5,423,063)	(215,321)	(2,208,434)

Net increase (decrease)	(787,480)	$(39,986,002)	(115,003)	$(1,650,746)	69,517	$638,726

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	65,053	$1,876,435	432	$5,516	412	$4,093
Shares issued through acquisition(a)	15,046	433,731	—	—	—	—
Shares issued as reinvestment of distributions	76,092	2,237,107	986	11,865	283	2,839
Less shares redeemed	(113,875)	(3,258,467)	(2,823)	(34,131)	(414)	(4,333)

Net increase (decrease)	42,316	$1,288,806	(1,405)	$(16,750)	281	$2,599

*	Class B shares continue to be outstanding but are no longer an offered class of shares.
(a)	See Note 1 of Notes to Financial Statements.

166	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,640,700	$26,899,466	3,929,920	$45,257,335	44,047	$385,396
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	13,538	230,151	7,428	87,352	578	4,645
Less shares redeemed	(7,122,292)	(117,266,399)	(5,546,773)	(64,934,230)	(54,690)	(466,093)

Net increase (decrease)	(5,468,054)	$(90,136,782)	(1,609,425)	$(19,589,543)	(10,065)	$(76,052)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,333	$20,067	673	$7,666
Shares issued through acquisition(a)	—	—	—	—
Shares issued as reinvestment of distributions	82	1,299	—	—
Less shares redeemed	(52,535)	(798,851)	(33,513)	(371,646)

Net increase (decrease)	(51,120)	$(777,485)	(32,840)	$(363,980)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	488,827	$7,688,870	704,001	$7,902,010	21,297	$176,713
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	3,680	58,077	—	—	—	—
Less shares redeemed	(1,169,882)	(17,691,360)	(1,144,566)	(12,826,063)	(17,144)	(138,968)

Net increase (decrease)	(677,375)	$(9,944,413)	(440,565)	$(4,924,053)	4,153	$37,745

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,579,771	$42,885,953	12,424,794	$143,960,959	82,690	$682,108
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	22,879	395,348	88,404	1,044,052	5,011	40,287
Less shares redeemed	(9,409,618)	(155,568,489)	(20,364,420)	(244,871,727)	(78,388)	(621,551)

Net increase (decrease)	(6,806,968)	$(112,287,188)	(7,851,222)	$(99,866,716)	9,313	$100,844

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,356	$1,732,641	113,899	$1,314,194
Shares issued through acquisition(a)	—	—	—	—
Shares issued as reinvestment of distributions	459	7,651	—	—
Less shares redeemed	(285,661)	(4,695,656)	(70,029)	(815,554)

Net increase (decrease)	(176,846)	$(2,955,364)	43,870	$498,640

*	Class B shares continue to be outstanding but are no longer an offered class of shares.
(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	377,489	$4,699,884	2,480,018	$74,362,024	1,035,690	$8,614,912
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	49,667	630,271	2,233,101	66,285,591	148,082	1,237,967
Less shares redeemed	(3,216,087)	(41,405,507)	(8,747,543)	(261,100,904)	(4,116,639)	(34,354,947)

Net increase (decrease)	(2,788,931)	$(36,075,352)	(4,034,424)	$(120,453,289)	(2,932,867)	$(24,502,068)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,373	$64,245	4,924	$178,691	3,592	$30,546
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	756	9,020	9,662	345,382	2,344	19,852
Less shares redeemed	(31,339)	(362,306)	(173,581)	(6,212,529)	(182,393)	(1,526,415)

Net increase (decrease)	(25,210)	$(289,041)	(158,995)	$(5,688,456)	(176,457)	$(1,476,017)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	159,916	$1,908,414	1,506,178	$45,187,177	750,225	$5,681,730
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	28,225	335,880	1,399,422	41,763,903	171,112	1,302,161
Less shares redeemed	(520,612)	(5,997,229)	(6,440,748)	(193,120,351)	(4,274,795)	(32,288,686)

Net increase (decrease)	(332,471)	$(3,752,935)	(3,535,148)	$(106,169,271)	(3,353,458)	$(25,304,795)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,200,151	$14,837,384	4,127,618	$118,854,068	2,902,459	$24,722,955
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	117,373	1,511,766	1,177,314	33,795,829	185,762	1,593,836
Less shares redeemed	(1,760,042)	(22,206,273)	(6,494,362)	(187,077,299)	(5,349,199)	(45,602,646)

Net increase (decrease)	(442,518)	$(5,857,123)	(1,189,430)	$(34,427,402)	(2,260,978)	$(19,285,855)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	56,326	$675,684	97,296	$2,890,251	36,269	$300,392
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	7,619	94,478	29,671	874,507	1,522	12,576
Less shares redeemed	(270,225)	(3,373,094)	(170,807)	(5,049,308)	(39,542)	(320,649)

Net increase (decrease)	(206,280)	$(2,602,932)	(43,840)	$(1,284,550)	(1,751)	$(7,681)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.
(a)	See Note 1 of Notes to Financial Statements.

168	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,564,606	$39,872,931	2,445,639	$23,498,208	2,763,470	$28,740,503
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	889,576	14,005,378	48,255	470,462	200,116	2,074,586
Less shares redeemed	(12,429,348)	(194,748,065)	(1,628,397)	(15,896,032)	(2,419,485)	(25,415,647)

Net increase (decrease)	(8,975,166)	$(140,869,756)	865,497	$8,072,638	544,101	$5,399,442

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,695	$53,973			6,335	$64,753
Shares issued through acquisition(a)	—	—			—	—
Shares issued as reinvestment of distributions	5,571	113,235			2,336	24,120
Less shares redeemed	(74,089)	(1,492,159)			(49,475)	(517,576)

Net increase (decrease)	(65,823)	$(1,324,951)			(40,804)	$(428,703)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	757,503	$11,817,695	206,973	$2,004,076	403,497	$4,193,883
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	512,741	8,021,905	2,198	21,373	34,431	355,839
Less shares redeemed	(5,216,413)	(81,297,003)	(88,763)	(850,056)	(400,129)	(4,167,958)

Net increase (decrease)	(3,946,169)	$(61,457,403)	120,408	$1,175,393	37,799	$381,764

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,193,890	$100,545,540	5,309,374	$51,876,737	1,094,099	$11,405,878
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	1,189,379	16,914,327	86,141	841,676	74,536	773,327
Less shares redeemed	(22,125,125)	(317,496,580)	(2,908,351)	(27,637,252)	(650,630)	(6,818,618)

Net increase (decrease)	(13,741,856)	$(200,036,713)	2,487,164	$25,081,161	518,005	$5,360,587

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,845	$380,047	37,281	$367,130	29,115	$303,196
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	4,504	70,747	394	3,869	968	10,020
Less shares redeemed	(50,603)	(796,635)	(11,278)	(108,893)	(5,930)	(62,544)

Net increase (decrease)	(22,254)	$(345,841)	26,397	$262,106	24,153	$250,672

*	Class B shares continue to be outstanding but are no longer an offered class of shares.
(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,446,493	$27,783,023	27,443,580	$353,177,966	506,183	$4,845,501
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	287,497	2,388,494	2,107,983	26,948,663	14,365	141,262
Less shares redeemed	(7,254,152)	(60,344,606)	(36,002,859)	(462,540,471)	(61,573)	(609,256)

Net increase (decrease)	(3,520,162)	$(30,173,089)	(6,451,296)	$(82,413,842)	458,975	$4,377,507

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	244	$2,224	2,012	$27,674
Shares issued through acquisition(a)	—	—	—	—
Shares issued as reinvestment of distributions	1,629	14,283	1,270	17,182
Less shares redeemed	(47,522)	(418,625)	(99,633)	(1,356,816)

Net increase (decrease)	(45,649)	$(402,118)	(96,351)	$(1,311,960)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,103	$1,245,569	4,046,535	$52,816,487	12,645	$124,255
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	73,448	640,117	406,477	5,267,812	177	1,738
Less shares redeemed	(623,449)	(5,452,124)	(6,074,802)	(79,484,389)	(7,282)	(69,040)

Net increase (decrease)	(406,898)	$(3,566,438)	(1,621,790)	$(21,400,090)	5,540	$56,953

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,056,848	$8,908,057	89,038,895	$1,133,090,575	298,658	$2,948,467
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	82,940	689,265	4,913,513	62,172,168	12,608	124,161
Less shares redeemed	(1,398,571)	(11,634,261)	(78,359,381)	(996,033,683)	(62,817)	(619,609)

Net increase (decrease)	(258,783)	$(2,036,939)	15,593,027	$199,229,060	248,449	$2,453,019

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,857	$161,935	254,948	$3,284,885	1,060	$10,005
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	416	3,438	12,251	155,932	169	1,657
Less shares redeemed	(5,508)	(46,101)	(265,902)	(3,400,513)	(1,060)	(10,276)

Net increase (decrease)	13,765	$119,272	1,297	$40,304	169	$1,386

*	Class B shares continue to be outstanding but are no longer an offered class of shares.
(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements

	PHINEUS LONG/SHORT FUND(a)
Class A	Shares	Dollars
Shares sold	500,212	$5,129,262
Shares issued through acquisition(b)	915,240	9,628,330
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(50,385)	(522,055)

Net increase (decrease)	1,365,067	$14,235,537

Class C	Shares	Dollars

Shares sold	104,245	$1,075,355
Shares issued through acquisition(b)	357,494	3,746,574
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(1,733)	(17,449)

Net increase (decrease)	460,006	$4,804,480

Class I	Shares	Dollars
Shares sold	2,782,557	$28,931,545
Shares issued through acquisition(b)	2,487,499	26,218,239
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(53,348)	(559,839)

Net increase (decrease)	5,216,708	$54,589,945

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.
(b)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended October 31, 2015
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,914,931	$124,586,708	558,396	$7,498,981	848,773	$8,719,505
Shares issued as reinvestment of distributions	7,699,313	313,670,008	288,967	3,984,849	65,272	674,912
Less shares redeemed	(11,583,483)	(501,918,354)	(1,432,714)	(19,921,855)	(878,925)	(9,157,035)

Net increase (decrease)	(969,239)	$(63,661,638)	(585,351)	$(8,438,025)	35,120	$237,382

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	16,239	$630,291	33	$424	—	$—
Shares issued as reinvestment of distributions	166,266	6,374,662	1,724	22,066	—	—
Less shares redeemed	(449,693)	(18,526,842)	(12,579)	(161,689)	—	—

Net increase (decrease)	(267,188)	$(11,521,889)	(10,822)	$(139,199)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,794,239	$58,516,100	41,708	$531,723	37,549	$392,737
Shares issued as reinvestment of distributions	5,597,831	179,578,429	44,005	555,342	958	9,882
Less shares redeemed	(6,765,514)	(233,439,116)	(344,640)	(4,420,663)	(10,010)	(106,307)

Net increase (decrease)	626,556	$4,655,413	(258,927)	$(3,333,598)	28,497	$296,312

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,149,851	$114,062,912	393,017	$5,522,505	344,659	$3,588,315
Shares issued as reinvestment of distributions	2,364,190	114,166,718	149,268	2,106,174	20,437	211,519
Less shares redeemed	(8,259,852)	(423,103,153)	(1,221,798)	(17,411,933)	(408,752)	(4,279,366)

Net increase (decrease)	(3,745,811)	$(194,873,523)	(679,513)	$(9,783,254)	(43,656)	$(479,532)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,305	$1,985,895	686	$9,957	—	$—
Shares issued as reinvestment of distributions	48,259	1,897,525	821	11,210	268	2,766
Less shares redeemed	(85,891)	(3,597,648)	(2)	(31)	—	—

Net increase (decrease)	10,673	$285,772	1,505	$21,136	268	$2,766

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,500,261	$61,239,325	3,057,734	$39,443,486	353,807	$3,407,036
Shares issued as reinvestment of distributions	1,335,539	22,316,855	284,910	3,638,296	4,508	41,566
Less shares redeemed	(5,901,142)	(103,631,544)	(5,529,537)	(71,072,478)	(372,007)	(3,640,469)

Net increase (decrease)	(1,065,342)	$(20,075,364)	(2,186,893)	$(27,990,696)	(13,692)	$(191,867)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,165	$35,271	410	$5,463	—	$—
Shares issued as reinvestment of distributions	13,946	218,110	1,090	13,442	—	—
Less shares redeemed	(73,914)	(1,224,653)	(13,692)	(176,449)	—	—

Net increase (decrease)	(57,803)	$(971,272)	(12,192)	$(157,544)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	340,822	$5,594,682	622,186	$7,800,801	5,669	$52,395
Shares issued as reinvestment of distributions	342,126	5,344,016	74,081	913,410	—	—
Less shares redeemed	(977,989)	(16,176,862)	(916,237)	(11,339,374)	(6,246)	(54,108)

Net increase (decrease)	(295,041)	$(5,238,164)	(219,970)	$(2,625,163)	(577)	$(1,713)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,456,107	$79,278,569	11,194,213	$145,211,114	234,818	$2,137,842
Shares issued as reinvestment of distributions	2,336,056	39,572,790	758,102	9,726,452	6,673	61,523
Less shares redeemed	(8,466,019)	(151,756,913)	(14,670,291)	(187,261,767)	(186,181)	(1,711,674)

Net increase (decrease)	(1,673,856)	$(32,905,554)	(2,717,976)	$(32,324,201)	55,310	$487,691

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	183,609	$3,206,561	97,628	$1,253,698	1,656	$15,500
Shares issued as reinvestment of distributions	76,975	1,265,464	2,473	31,360	17	156
Less shares redeemed	(508,903)	(8,632,983)	(34,905)	(456,773)	(1,656)	(13,762)

Net increase (decrease)	(248,319)	$(4,160,958)	65,196	$828,285	17	$1,894

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	885,039	$11,565,492	2,992,185	$95,746,121	1,134,497	$9,884,746
Shares issued as reinvestment of distributions	1,222,600	15,074,660	4,876,380	153,699,703	2,591,794	21,822,907
Less shares redeemed	(2,632,605)	(34,814,376)	(10,366,848)	(332,635,089)	(5,115,518)	(45,215,347)

Net increase (decrease)	(524,966)	$(8,174,224)	(2,498,283)	$(83,189,265)	(1,389,227)	$(13,507,694)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,981	$37,161	8,557	$322,036	8,671	$78,842
Shares issued as reinvestment of distributions	19,094	223,214	41,298	1,546,009	74,467	640,419
Less shares redeemed	(60,509)	(758,354)	(281,045)	(10,792,552)	(319,885)	(2,901,607)

Net increase (decrease)	(38,434)	$(497,979)	(231,190)	$(8,924,507)	(236,747)	$(2,182,346)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	270,711	$3,287,932	1,841,328	$58,826,641	1,393,916	$10,952,002
Shares issued as reinvestment of distributions	368,575	4,297,586	3,093,272	97,932,563	2,710,087	20,948,975
Less shares redeemed	(846,571)	(10,586,444)	(5,524,610)	(177,778,084)	(4,812,686)	(38,969,784)

Net increase (decrease)	(207,285)	$(3,000,926)	(590,010)	$(21,018,880)	(708,683)	$(7,068,807)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,117,952	$27,865,563	3,541,343	$110,341,307	2,755,187	$24,411,558
Shares issued as reinvestment of distributions	1,213,118	15,139,713	2,539,328	77,623,334	2,955,029	25,442,796
Less shares redeemed	(2,544,744)	(34,566,984)	(7,351,392)	(229,339,611)	(6,623,851)	(60,471,750)

Net increase (decrease)	786,326	$8,438,292	(1,270,721)	$(41,374,970)	(913,635)	$(10,617,396)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	138,939	$1,802,138	108,242	$3,475,280	37,620	$323,025
Shares issued as reinvestment of distributions	116,339	1,405,379	66,352	2,076,616	28,609	238,597
Less shares redeemed	(240,524)	(3,081,837)	(217,912)	(6,960,904)	(86,703)	(768,752)

Net increase (decrease)	14,754	$125,680	(43,318)	$(1,409,008)	(20,474)	$(207,130)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

174	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND[1]		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,908,567	$122,488,719	2,101,507	$21,010,211	1,976,771	$20,802,702
Shares issued as reinvestment of distributions	1,904,250	33,276,754	7,376	73,599	180,659	1,904,115
Less shares redeemed	(11,808,296)	(206,634,718)	(39,859)	(401,625)	(3,550,696)	(37,625,161)

Net increase (decrease)	(2,995,479)	$(50,869,245)	2,069,024	$20,682,185	(1,393,266)	$(14,918,344)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	6,101	$135,340			2,827	$29,638
Shares issued as reinvestment of distributions	14,043	311,540			3,554	37,430
Less shares redeemed	(187,782)	(4,199,108)			(83,980)	(888,608)

Net increase (decrease)	(167,638)	$(3,752,228)			(77,599)	$(821,540)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,842,735	$32,147,919	126,977	$1,288,486	221,242	$2,340,075
Shares issued as reinvestment of distributions	970,022	16,808,352	414	4,107	33,594	353,765
Less shares redeemed	(3,962,632)	(68,842,760)	(130)	(1,274)	(407,891)	(4,310,991)

Net increase (decrease)	(1,149,875)	$(19,886,489)	127,261	$1,291,319	(153,055)	$(1,617,151)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,534,281	$166,993,952	2,654,302	$27,302,363	640,444	$6,745,470
Shares issued as reinvestment of distributions	2,429,895	38,648,591	17,067	170,829	47,954	505,463
Less shares redeemed	(15,184,412)	(242,444,512)	(354,055)	(3,443,780)	(360,456)	(3,825,872)

Net increase (decrease)	(2,220,236)	$(36,801,969)	2,317,314	$24,029,412	327,942	$3,425,061

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	64,033	$1,130,744	19,247	$190,519	6,732	$70,895
Shares issued as reinvestment of distributions	8,637	150,610	101	999	795	8,379
Less shares redeemed	(103,875)	(1,837,592)	(165)	(1,596)	(3,346)	(35,390)

Net increase (decrease)	(31,205)	$(556,238)	19,183	$189,922	4,181	$43,884

1	Global Convertible Fund commenced operations on December 31, 2014.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	6,478,149	$57,789,521	25,435,286	$331,907,273
Shares issued as reinvestment of distributions	718,492	6,457,865	1,757,729	22,777,716
Less shares redeemed	(12,670,719)	(115,409,036)	(49,761,327)	(649,450,135)

Net increase (decrease)	(5,474,078)	$(51,161,650)	(22,568,312)	$(294,765,146)

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	974	$9,387	3,450	$47,170
Shares issued as reinvestment of distributions	9,209	87,307	2,483	34,010
Less shares redeemed	(142,628)	(1,366,284)	(193,545)	(2,665,875)

Net increase (decrease)	(132,445)	$(1,269,590)	(187,612)	$(2,584,695)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	92,673	$871,998	4,536,455	$60,072,372
Shares issued as reinvestment of distributions	145,354	1,361,549	257,558	3,385,832
Less shares redeemed	(811,680)	(7,672,675)	(5,504,043)	(72,808,568)

Net increase (decrease)	(573,653)	$(5,439,128)	(710,030)	$(9,350,364)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	867,341	$7,920,245	79,278,656	$1,023,686,463
Shares issued as reinvestment of distributions	180,014	1,615,576	3,812,543	48,918,321
Less shares redeemed	(1,548,412)	(13,944,840)	(89,539,893)	(1,155,523,315)

Net increase (decrease)	(501,057)	$(4,409,019)	(6,448,694)	$(82,918,531)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	895	$8,421	286,295	$3,714,249
Shares issued as reinvestment of distributions	1,347	12,053	8,827	113,962
Less shares redeemed	(6,029)	(54,909)	(341,181)	(4,432,329)

Net increase (decrease)	(3,787)	$(34,435)	(46,059)	$(604,118)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

176	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HEDGED EQUITY INCOME FUND[1]
Class A	Shares	Dollars
Shares sold	567,937	$5,670,164
Shares issued as reinvestment of distributions	3,689	36,766
Less shares redeemed	(5,816)	(58,492)

Net increase (decrease)	565,810	$5,648,438

Class B	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class C	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	29	289
Less shares redeemed	—	—

Net increase (decrease)	10,029	$100,289

Class I	Shares	Dollars
Shares sold	547,856	$5,475,837
Shares issued as reinvestment of distributions	4,254	42,418
Less shares redeemed	(124)	(1,237)

Net increase (decrease)	551,986	$5,517,018

Class R	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	54	538
Less shares redeemed	—	—

Net increase (decrease)	10,054	$100,538

1	Hedged Equity Income Fund commenced operations December 31, 2014.

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Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$42.80	$50.16	$58.75	$49.90	$51.06
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.07)	(0.20)	(0.05)	(0.22)
Net realized and unrealized gain (loss)	(1.67)	2.84	6.90	12.63	1.21
Total from investment operations	(1.74)	2.77	6.70	12.58	0.99
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of year	$30.12	$42.80	$50.16	$58.75	$49.90
Ratios and supplemental data:
Total return(b)	(4.76% )	6.55%	13.84%	26.95%	2.26%
Net assets, end of year (000)	$1,017,541	$1,424,967	$1,718,674	$2,237,328	$3,241,595
Ratio of net expenses to average net assets	1.34%	1.31%	1.26%	1.26%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.31%	1.26%	1.26%	1.29%
Ratio of net investment income (loss) to average net assets	(0.21% )	(0.17% )	(0.42% )	(0.10% )	(0.44% )

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	90.0%	60.0%	41.8%	67.1%	57.0%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

178	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$40.02	$47.84	$57.05	$48.90	$50.44
Income from investment operations:
Net investment income (loss)(a)	(0.28)	(0.37)	(0.56)	(0.43)	(0.59)
Net realized and unrealized gain (loss)	(1.54)	2.68	6.64	12.31	1.20
Total from investment operations	(1.82)	2.31	6.08	11.88	0.61
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of year	$27.26	$40.02	$47.84	$57.05	$48.90
Ratios and supplemental data:
Total return(b)	(5.46% )	5.76%	12.97%	26.00%	1.50%
Net assets, end of year (000)	$6,003	$20,119	$36,835	$84,895	$171,357
Ratio of net expenses to average net assets	2.09%	2.06%	2.00%	2.02%	2.03%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.06%	2.00%	2.02%	2.03%
Ratio of net investment income (loss) to average net assets	(0.97% )	(0.91% )	(1.17% )	(0.86% )	(1.18% )

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$33.48	$41.66	$51.58	$44.56	$46.16
Income from investment operations:
Net investment income (loss)(a)	(0.21)	(0.32)	(0.48)	(0.38)	(0.54)
Net realized and unrealized gain (loss)	(1.25)	2.27	5.85	11.13	1.09
Total from investment operations	(1.46)	1.95	5.37	10.75	0.55
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of year	$21.08	$33.48	$41.66	$51.58	$44.56
Ratios and supplemental data:
Total return(b)	(5.45% )	5.75%	12.97%	26.00%	1.51%
Net assets, end of year (000)	$540,422	$792,046	$959,445	$1,096,492	$1,272,104
Ratio of net expenses to average net assets	2.09%	2.06%	2.01%	2.01%	2.04%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.06%	2.01%	2.01%	2.04%
Ratio of net investment income (loss) to average net assets	(0.96% )	(0.92% )	(1.17% )	(0.85% )	(1.19% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$50.84	$57.59	$65.15	$54.81	$55.72
Income from investment operations:
Net investment income (loss)(a)	0.02	0.05	(0.10)	0.08	(0.10)
Net realized and unrealized gain (loss)	(2.04)	3.33	7.83	13.99	1.34
Total from investment operations	(2.02)	3.38	7.73	14.07	1.24
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of year	$37.88	$50.84	$57.59	$65.15	$54.81
Ratios and supplemental data:
Total return(b)	(4.51% )	6.80%	14.12%	27.27%	2.53%
Net assets, end of year (000)	$327,872	$480,028	$759,432	$1,010,805	$1,690,739
Ratio of net expenses to average net assets	1.09%	1.06%	1.01%	1.02%	1.04%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.06%	1.01%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	0.04%	0.09%	(0.18% )	0.15%	(0.19% )

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$41.22	$48.78	$57.65	$49.15	$50.44
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.18)	(0.32)	(0.18)	(0.34)
Net realized and unrealized gain (loss)	(1.59)	2.75	6.74	12.41	1.20
Total from investment operations	(1.73)	2.57	6.42	12.23	0.86
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of year	$28.55	$41.22	$48.78	$57.65	$49.15
Ratios and supplemental data:
Total return(b)	(4.96% )	6.28%	13.56%	26.62%	2.02%
Net assets, end of year (000)	$7,417	$8,966	$10,089	$11,634	$15,879
Ratio of net expenses to average net assets	1.59%	1.56%	1.51%	1.51%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.59%	1.56%	1.51%	1.51%	1.54%
Ratio of net investment income (loss) to average net assets	(0.46% )	(0.43% )	(0.67% )	(0.35% )	(0.68% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

180	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.61	$15.07	$15.22	$12.15	$11.25
Income from investment operations:
Net investment income (loss)(a)	0.21	0.19	0.18	0.18	0.10
Net realized and unrealized gain (loss)	(0.15)	(0.52)	0.92	3.07	0.80
Total from investment operations	0.06	(0.33)	1.10	3.25	0.90
Distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.14)	(0.18)	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—
Total distributions	(1.07)	(1.13)	(1.25)	(0.18)	—
Net asset value, end of year	$12.60	$13.61	$15.07	$15.22	$12.15
Ratios and supplemental data:
Total return(b)	0.76%	(2.32% )	7.67%	27.12%	8.00%
Net assets, end of year (000)	$32,350	$44,792	$58,419	$78,843	$38,992
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.61%	1.50%	1.53%	1.72%
Ratio of net investment income (loss) to average net assets	1.67%	1.38%	1.19%	1.31%	0.84%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	40.7%	139.8%	165.4%	250.3%	204.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.55	$13.94	$14.17	$11.24	$10.49
Income from investment operations:
Net investment income (loss)(a)	0.11	0.08	0.06	0.07	0.02
Net realized and unrealized gain (loss)	(0.13)	(0.48)	0.85	2.88	0.73
Total from investment operations	(0.02)	(0.40)	0.91	2.95	0.75
Distributions:
Dividends from net investment income	—	—	(0.03)	(0.02)	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.91)	(0.99)	(1.14)	(0.02)	—
Net asset value, end of year	$11.62	$12.55	$13.94	$14.17	$11.24
Ratios and supplemental data:
Total return(b)	0.05%	(3.04% )	6.74%	26.28%	7.15%
Net assets, end of year (000)	$92	$177	$348	$1,103	$1,195
Ratio of net expenses to average net assets	1.88%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.33%	2.35%	2.24%	2.28%	2.47%
Ratio of net investment income (loss) to average net assets	0.92%	0.63%	0.42%	0.59%	0.20%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.38	$13.79	$14.09	$11.23	$10.48
Income from investment operations:
Net investment income (loss)(a)	0.10	0.08	0.06	0.08	0.02
Net realized and unrealized gain (loss)	(0.13)	(0.47)	0.85	2.85	0.73
Total from investment operations	(0.03)	(0.39)	0.91	2.93	0.75
Distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.10)	(0.07)	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.96)	(1.02)	(1.21)	(0.07)	—
Net asset value, end of year	$11.39	$12.38	$13.79	$14.09	$11.23
Ratios and supplemental data:
Total return(b)	(0.04% )	(3.01% )	6.82%	26.27%	7.16%
Net assets, end of year (000)	$4,915	$5,738	$9,964	$8,641	$3,753
Ratio of net expenses to average net assets	1.87%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	2.35%	2.25%	2.28%	2.47%
Ratio of net investment income (loss) to average net assets	0.91%	0.64%	0.44%	0.59%	0.16%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

182	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.96	$15.44	$15.57	$12.41	$11.46
Income from investment operations:
Net investment income (loss)(a)	0.24	0.23	0.22	0.22	0.14
Net realized and unrealized gain (loss)	(0.14)	(0.53)	0.94	3.14	0.81
Total from investment operations	0.10	(0.30)	1.16	3.36	0.95
Distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.18)	(0.20)	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—
Total distributions	(1.12)	(1.18)	(1.29)	(0.20)	—
Net asset value, end of year	$12.94	$13.96	$15.44	$15.57	$12.41
Ratios and supplemental data:
Total return(b)	0.98%	(2.08% )	7.87%	27.47%	8.29%
Net assets, end of year (000)	$16,672	$19,583	$32,147	$20,857	$9,671
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.36%	1.25%	1.28%	1.48%
Ratio of net investment income (loss) to average net assets	1.91%	1.63%	1.45%	1.56%	1.15%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.44	$14.91	$15.09	$12.02	$11.16
Income from investment operations:
Net investment income (loss)(a)	0.18	0.15	0.14	0.14	0.07
Net realized and unrealized gain (loss)	(0.14)	(0.51)	0.90	3.07	0.79
Total from investment operations	0.04	(0.36)	1.04	3.21	0.86
Distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.11)	(0.14)	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—
Total distributions	(1.05)	(1.11)	(1.22)	(0.14)	—
Net asset value, end of year	$12.43	$13.44	$14.91	$15.09	$12.02
Ratios and supplemental data:
Total return(b)	0.54%	(2.57% )	7.28%	26.94%	7.71%
Net assets, end of year (000)	$121	$150	$144	$128	$98
Ratio of net expenses to average net assets	1.37%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.86%	1.75%	1.78%	1.97%
Ratio of net investment income (loss) to average net assets	1.43%	1.11%	0.95%	1.08%	0.65%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.52	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.17	0.39	0.05
Net realized and unrealized gain (loss)	0.11	(0.15)	0.24	0.31
Total from investment operations	0.21	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.08)	(0.15)	(0.18)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.35)	(0.28)	(0.21)	—
Net asset value, end of period	$10.38	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	2.17%	0.21%	6.12%	3.60%
Net assets, end of period (000)	$23,157	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.33%	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	0.95%	1.66%	3.68%	1.99%	(c)

	Year Ended October 31,			August 5, 2013* through October 31,
	2016	2015	2014	2013
Portfolio turnover rate	11.5%	107.6%	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

184	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,			August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02	0.08	0.31	0.03
Net realized and unrealized gain (loss)	0.12	(0.15)	0.25	0.31
Total from investment operations	0.14	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	(0.02)	(0.13)	(0.13)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.29)	(0.26)	(0.16)	—
Net asset value, end of period	$10.26	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	1.42%	(0.63% )	5.40%	3.40%
Net assets, end of period (000)	$969	$702	$418	$253
Ratio of net expenses to average net assets	2.08%	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.48%	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	0.17%	0.77%	2.90%	1.39%	(c)

	CLASS I
	Year Ended October 31,			August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12	0.20	0.42	0.05
Net realized and unrealized gain (loss)	0.12	(0.16)	0.23	0.32
Total from investment operations	0.24	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.20)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.40)	(0.28)	(0.23)	—
Net asset value, end of period	$10.39	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	2.39%	0.47%	6.33%	3.70%
Net assets, end of period (000)	$7,989	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.08%	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	1.17%	1.91%	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	185

Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	Year Ended October 31,			August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.49	$10.77	$10.35	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07	0.14	0.37	0.04
Net realized and unrealized gain (loss)	0.12	(0.15)	0.24	0.31
Total from investment operations	0.19	(0.01)	0.61	0.35
Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.16)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.32)	(0.27)	(0.19)	—
Net asset value, end of period	$10.36	$10.49	$10.77	$10.35
Ratios and supplemental data:
Total return(b)	1.94%	(0.04% )	5.89%	3.50%
Net assets, end of period (000)	$111	$110	$110	$104
Ratio of net expenses to average net assets	1.58%	1.60%	1.60%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.99%	1.98%	3.22%	(c)
Ratio of net investment income (loss) to average net assets	0.68%	1.38%	3.44%	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

186	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.27	$19.27	$19.24	$17.27	$16.32
Income from investment operations:
Net investment income (loss)(a)	0.05	0.09	0.09	0.09	0.06
Net realized and unrealized gain (loss)	(0.65)	0.02	0.02	1.92	0.89
Total from investment operations	(0.60)	0.11	0.11	2.01	0.95
Distributions:
Dividends from net investment income	—	—	(0.08)	(0.04)	—
Dividends from net realized gains	(0.02)	(2.11)	—	—	—
Return of capital	(0.00)*	—	—	—	—
Total distributions	(0.02)	(2.11)	(0.08)	(0.04)	—
Net asset value, end of year	$16.65	$17.27	$19.27	$19.24	$17.27
Ratios and supplemental data:
Total return(b)	(3.46% )	0.94%	0.57%	11.64%	5.82%
Net assets, end of year (000)	$111,036	$209,548	$254,400	$368,964	$459,516
Ratio of net expenses to average net assets	1.38%	1.31%	1.39%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.31%	1.39%	1.48%	1.59%
Ratio of net investment income (loss) to average net assets	0.32%	0.52%	0.43%	0.50%	0.36%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	69.0%	65.0%	81.6%	73.4%	55.7%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	187

Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value, beginning of year	$16.06	$18.20	$18.24		$16.45		$15.67
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.05)	(0.09)		(0.05)		(0.07)
Net realized and unrealized gain (loss)	(0.58)	0.02	0.05		1.84		0.85
Total from investment operations	(0.67)	(0.03)	(0.04)		1.79		0.78
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(0.02)	(2.11)	—		—		—
Return of capital	(0.00)*	—	—		—		—
Total distributions	(0.02)	(2.11)	—		—		—
Net asset value, end of year	$15.37	$16.06	$18.20		$18.24		$16.45
Ratios and supplemental data:
Total return(b)	(4.16% )	0.15%	(0.22%	)	10.88%		4.98%
Net assets, end of year (000)	$270	$1,103	$2,302		$5,995		$9,542
Ratio of net expenses to average net assets	2.12%	2.06%	2.15%		2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.13%	2.06%	2.15%		2.23%		2.34%
Ratio of net investment income (loss) to average net assets	(0.56% )	(0.29% )	(0.46%	)	(0.26%	)	(0.45%	)

	CLASS C
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value, beginning of year	$16.04	$18.18	$18.21		$16.43		$15.65
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.04)	(0.06)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	(0.60)	0.01	0.03		1.82		0.84
Total from investment operations	(0.67)	(0.03)	(0.03)		1.78		0.78
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(0.02)	(2.11)	—		—		—
Return of capital	(0.00)*	—	—		—		—
Total distributions	(0.02)	(2.11)	—		—		—
Net asset value, end of year	$15.35	$16.04	$18.18		$18.21		$16.43
Ratios and supplemental data:
Total return(b)	(4.16% )	0.15%	(0.16%	)	10.83%		4.98%
Net assets, end of year (000)	$35,537	$47,996	$59,756		$65,622		$65,621
Ratio of net expenses to average net assets	2.13%	2.06%	2.13%		2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	2.06%	2.13%		2.23%		2.34%
Ratio of net investment income (loss) to average net assets	(0.46% )	(0.23% )	(0.32%	)	(0.23%	)	(0.41%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

188	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.54	$19.50	$19.48	$17.47	$16.47
Income from investment operations:
Net investment income (loss)(a)	0.09	0.14	0.13	0.14	0.10
Net realized and unrealized gain (loss)	(0.65)	0.01	0.03	1.94	0.90
Total from investment operations	(0.56)	0.15	0.16	2.08	1.00
Distributions:
Dividends from net investment income	—	—	(0.14)	(0.07)	—
Dividends from net realized gains	(0.02)	(2.11)	—	—	—
Return of capital	(0.00)*	—	—	—	—
Total distributions	(0.02)	(2.11)	(0.14)	(0.07)	—
Net asset value, end of year	$16.96	$17.54	$19.50	$19.48	$17.47
Ratios and supplemental data:
Total return(b)	(3.18% )	1.16%	0.80%	11.97%	6.07%
Net assets, end of year (000)	$213,166	$339,909	$410,485	$460,587	$415,463
Ratio of net expenses to average net assets	1.13%	1.06%	1.14%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.06%	1.14%	1.23%	1.34%
Ratio of net investment income (loss) to average net assets	0.53%	0.78%	0.66%	0.79%	0.61%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.95	$19.00	$18.98	$17.06	$16.16
Income from investment operations:
Net investment income (loss)(a)	0.02	0.05	0.03	0.06	0.02
Net realized and unrealized gain (loss)	(0.64)	0.01	0.03	1.88	0.88
Total from investment operations	(0.62)	0.06	0.06	1.94	0.90
Distributions:
Dividends from net investment income	—	—	(0.04)	(0.02)	—
Dividends from net realized gains	(0.02)	(2.11)	—	—	—
Return of capital	(0.00)*	—	—	—	—
Total distributions	(0.02)	(2.11)	(0.04)	(0.02)	—
Net asset value, end of year	$16.31	$16.95	$19.00	$18.98	$17.06
Ratios and supplemental data:
Total return(b)	(3.64% )	0.66%	0.33%	11.36%	5.57%
Net assets, end of year (000)	$5,641	$8,861	$14,650	$19,550	$12,016
Ratio of net expenses to average net assets	1.63%	1.56%	1.64%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.56%	1.64%	1.73%	1.84%
Ratio of net investment income (loss) to average net assets	0.09%	0.29%	0.14%	0.33%	0.11%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.11	$13.73	$13.97	$12.83	$12.47
Income from investment operations:
Net investment income (loss)(a)	0.03	0.02	0.06	0.03	0.04
Net realized and unrealized gain (loss)	(0.02)	(1.31)	(0.18)	1.11	0.32
Total from investment operations	0.01	(1.29)	(0.12)	1.14	0.36
Distributions:
Dividends from net investment income	(0.01)	(0.03)	(0.01)	—	—
Dividends from net realized gains	—	(0.30)	(0.11)	—	—
Return of capital	(0.00)*	(0.00)*	—	—	—
Total distributions	(0.01)	(0.33)	(0.12)	—	—
Net asset value, end of year	$12.11	$12.11	$13.73	$13.97	$12.83
Ratios and supplemental data:
Total return(b)	0.08%	(9.56% )	(0.84% )	8.89%	2.89%
Net assets, end of year (000)	$102,545	$121,946	$168,332	$164,273	$138,718
Ratio of net expenses to average net assets	1.64%	1.65%	1.61%	1.63%	1.60%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.65%	1.61%	1.63%	1.60%
Ratio of net investment income (loss) to average net assets	0.23%	0.14%	0.45%	0.23%	0.32%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	87.4%	58.8%	99.9%	85.8%	50.1%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

190	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016		2015	2014	2013		2012
Net asset value, beginning of year	$11.62		$13.26	$13.59	$12.58		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.08)	(0.03)	(0.07)		(0.06)
Net realized and unrealized gain (loss)	0.03		(1.26)	(0.19)	1.08		0.32
Total from investment operations	(0.06)		(1.34)	(0.22)	1.01		0.26
Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		(0.30)	(0.11)	—		—
Return of capital	(0.00	)*	(0.00)*	—	—		—
Total distributions	—		(0.30)	(0.11)	—		—
Net asset value, end of year	$11.56		$11.62	$13.26	$13.59		$12.58
Ratios and supplemental data:
Total return(b)	(0.52%	)	(10.25% )	(1.59% )	8.03%		2.11%
Net assets, end of year (000)	$101		$483	$713	$1,788		$1,595
Ratio of net expenses to average net assets	2.41%		2.40%	2.35%	2.38%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.41%		2.40%	2.35%	2.38%		2.34%
Ratio of net investment income (loss) to average net assets	(0.86%	)	(0.60% )	(0.23% )	(0.52%	)	(0.46%	)

	CLASS C
	Year Ended October 31,
	2016		2015	2014	2013		2012
Net asset value, beginning of year	$11.62		$13.26	$13.59	$12.57		$12.31
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.07)	(0.04)	(0.06)		(0.05)
Net realized and unrealized gain (loss)	(0.01)		(1.27)	(0.18)	1.08		0.31
Total from investment operations	(0.07)		(1.34)	(0.22)	1.02		0.26
Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		(0.30)	(0.11)	—		—
Return of capital	(0.00	)*	(0.00)*	—	—		—
Total distributions	—		(0.30)	(0.11)	—		—
Net asset value, end of year	$11.55		$11.62	$13.26	$13.59		$12.57
Ratios and supplemental data:
Total return(b)	(0.60%	)	(10.25% )	(1.59% )	8.11%		2.11%
Net assets, end of year (000)	$31,231		$36,532	$44,611	$34,022		$21,527
Ratio of net expenses to average net assets	2.39%		2.40%	2.37%	2.39%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%		2.40%	2.37%	2.39%		2.35%
Ratio of net investment income (loss) to average net assets	(0.54%	)	(0.59% )	(0.33% )	(0.50%	)	(0.41%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.19	$13.83	$14.07	$12.92	$12.54
Income from investment operations:
Net investment income (loss)(a)	0.06	0.05	0.09	0.07	0.07
Net realized and unrealized gain (loss)	(0.01)	(1.32)	(0.18)	1.11	0.32
Total from investment operations	0.05	(1.27)	(0.09)	1.18	0.39
Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.04)	(0.03)	(0.01)
Dividends from net realized gains	—	(0.30)	(0.11)	—	—
Return of capital	(0.00)*	(0.00)*	—	—	—
Total distributions	(0.05)	(0.37)	(0.15)	(0.03)	(0.01)
Net asset value, end of year	$12.19	$12.19	$13.83	$14.07	$12.92
Ratios and supplemental data:
Total return(b)	0.38%	(9.35% )	(0.60% )	9.16%	3.11%
Net assets, end of year (000)	$255,965	$351,571	$436,546	$311,823	$175,572
Ratio of net expenses to average net assets	1.39%	1.40%	1.37%	1.39%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.40%	1.37%	1.39%	1.35%
Ratio of net investment income (loss) to average net assets	0.50%	0.42%	0.65%	0.53%	0.59%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.00	$13.62	$13.88	$12.78	$12.45
Income from investment operations:
Net investment income (loss)(a)	0.00	(0.01)	0.04	0.00	0.01
Net realized and unrealized gain (loss)	(0.01)	(1.31)	(0.19)	1.10	0.32
Total from investment operations	(0.01)	(1.32)	(0.15)	1.10	0.33
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(0.30)	(0.11)	—	—
Return of capital	—	(0.00)*	—	—	—
Total distributions	—	(0.30)	(0.11)	—	—
Net asset value, end of year	$11.99	$12.00	$13.62	$13.88	$12.78
Ratios and supplemental data:
Total return(b)	(0.08% )	(9.83% )	(1.05% )	8.61%	2.65%
Net assets, end of year (000)	$2,506	$1,982	$1,361	$1,908	$1,555
Ratio of net expenses to average net assets	1.89%	1.91%	1.86%	1.88%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.89%	1.91%	1.86%	1.88%	1.84%
Ratio of net investment income (loss) to average net assets	(0.01% )	(0.04% )	0.28%	(0.04% )	0.05%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

192	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		December 31, 2013* through October 31,
	2016	2015	2014
Net asset value, beginning of period	$8.41	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.23	(1.37)	(0.18)
Total from investment operations	0.21	(1.38)	(0.16)
Distributions:
Dividends from net investment income	(0.01)	(0.05)	—
Dividends from net realized gains	—	—	—
Return of capital	—	—	—
Total distributions	(0.01)	(0.05)	—
Net asset value, end of period	$8.61	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	2.49%	(14.09% )	(1.60%	)
Net assets, end of period (000)	$4,483	$4,465	$5,360
Ratio of net expenses to average net assets	1.67%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.49%	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.23% )	(0.14% )	0.24%	(c)

	Year Ended October 31,		December 31, 2013* through October 31,
	2016	2015	2014
Portfolio turnover rate	74.8%	68.0%	109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	Year Ended October 31,			December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.34		$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.07)	(0.04)
Net realized and unrealized gain (loss)	0.23		(1.37)	(0.18)
Total from investment operations	0.15		(1.44)	(0.22)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Return of capital	—		—	—
Total distributions	—		—	—
Net asset value, end of period	$8.49		$8.34	$9.78
Ratios and supplemental data:
Total return(b)	1.80%		(14.72% )	(2.20%	)
Net assets, end of period (000)	$280		$241	$288
Ratio of net expenses to average net assets	2.43%		2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.24%		3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(0.98%	)	(0.80% )	(0.45%	)(c)

	CLASS I
	Year Ended October 31,			December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.02	0.04
Net realized and unrealized gain (loss)	0.23		(1.39)	(0.18)
Total from investment operations	0.23		(1.37)	(0.14)
Distributions:
Dividends from net investment income	(0.04)		(0.06)	—
Dividends from net realized gains	—		—	—
Return of capital	0.00	**	—	—
Total distributions	(0.04)		(0.06)	—
Net asset value, end of period	$8.62		$8.43	$9.86
Ratios and supplemental data:
Total return	2.75%		(13.92% )	(1.40%	)
Net assets, end of period (000)(b)	$9,039		$8,763	$9,701
Ratio of net expenses to average net assets	1.42%		1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.24%		2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.02%		0.21%	0.50%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	Year Ended October 31,			December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.40		$9.82	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.03)	0.00
Net realized and unrealized gain (loss)	0.23		(1.37)	(0.18)
Total from investment operations	0.19		(1.40)	(0.18)
Distributions:
Dividends from net investment income	—		(0.02)	—
Dividends from net realized gains	—		—	—
Return of capital	—		—	—
Total distributions	—		(0.02)	—
Net asset value, end of period	$8.59		$8.40	$9.82
Ratios and supplemental data:
Total return(b)	2.26%		(14.32% )	(1.80%	)
Net assets, end of period (000)	$86		$84	$98
Ratio of net expenses to average net assets	1.92%		2.00%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.74%		2.73%	3.72%	(c)
Ratio of net investment income (loss) to average net assets	(0.48%	)	(0.30% )	(0.02%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015		2014	2013	2012
Net asset value, beginning of year	$13.19	$15.67		$14.97	$13.00	$12.14
Income from investment operations:
Net investment income (loss)(a)	0.01	0.00	*	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss)	(0.21)	0.62		1.08	1.96	0.88
Total from investment operations	(0.20)	0.62		1.07	1.99	0.86
Distributions:
Dividends from net investment income	—	—		(0.10)	(0.02)	—
Dividends from net realized gains	(0.25)	(3.10)		(0.27)	—	—
Total distributions	(0.25)	(3.10)		(0.37)	(0.02)	—
Net asset value, end of year	$12.74	$13.19		$15.67	$14.97	$13.00
Ratios and supplemental data:
Total return(b)	(1.47% )	5.33%		7.25%	15.35%	7.08%
Net assets, end of year (000)	$29,314	$67,141		$87,989	$152,068	$113,260
Ratio of net expenses to average net assets	1.38%	1.34%		1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.50%	1.34%		1.40%	1.44%	1.52%
Ratio of net investment income (loss) to average net assets	0.06%	0.00%	**	(0.10% )	0.22%	(0.14%	)

	Year Ended October 31,
	2016	2015		2014	2013	2012
Portfolio turnover rate	64.6%	43.0%		53.3%	75.3%	44.5%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

196	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	Class B
	Year Ended October 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$12.42	$15.03	$14.38	$12.56		$11.82
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.10)	(0.12)	(0.07)		(0.11)
Net realized and unrealized gain (loss)	(0.19)	0.59	1.04	1.89		0.85
Total from investment operations	(0.28)	0.49	0.92	1.82		0.74
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(0.25)	(3.10)	(0.27)	—		—
Total distributions	(0.25)	(3.10)	(0.27)	—		—
Net asset value, end of year	$11.89	$12.42	$15.03	$14.38		$12.56
Ratios and supplemental data:
Total return(b)	(2.22% )	4.54%	6.49%	14.49%		6.26%
Net assets, end of year (000)	$169	$490	$1,171	$2,751		$2,519
Ratio of net expenses to average net assets	2.14%	2.09%	2.16%	2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.26%	2.09%	2.16%	2.19%		2.28%
Ratio of net investment income (loss) to average net assets	(0.77% )	(0.76% )	(0.81% )	(0.53%	)	(0.90%	)

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$12.39	$15.00	$14.36	$12.54		$11.80
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.09)	(0.12)	(0.07)		(0.11)
Net realized and unrealized gain (loss)	(0.20)	0.58	1.03	1.89		0.85
Total from investment operations	(0.28)	0.49	0.91	1.82		0.74
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(0.25)	(3.10)	(0.27)	—		—
Total distributions	(0.25)	(3.10)	(0.27)	—		—
Net asset value, end of year	$11.86	$12.39	$15.00	$14.36		$12.54
Ratios and supplemental data:
Total return(b)	(2.23% )	4.55%	6.43%	14.51%		6.27%
Net assets, end of year (000)	$16,375	$21,227	$28,811	$32,975		$25,749
Ratio of net expenses to average net assets	2.13%	2.09%	2.14%	2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	2.09%	2.14%	2.19%		2.27%
Ratio of net investment income (loss) to average net assets	(0.68% )	(0.76% )	(0.82% )	(0.51%	)	(0.89%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.38	$15.81	$15.11	$13.11	$12.22
Income from investment operations:
Net investment income (loss)(a)	0.04	0.04	0.02	0.06	0.02
Net realized and unrealized gain (loss)	(0.22)	0.63	1.09	1.99	0.87
Total from investment operations	(0.18)	0.67	1.11	2.05	0.89
Distributions:
Dividends from net investment income	—	—	(0.14)	(0.05)	—
Dividends from net realized gains	(0.25)	(3.10)	(0.27)	—	—
Total distributions	(0.25)	(3.10)	(0.41)	(0.05)	—
Net asset value, end of year	$12.95	$13.38	$15.81	$15.11	$13.11
Ratios and supplemental data:
Total return(b)	(1.30% )	5.64%	7.48%	15.65%	7.28%
Net assets, end of year (000)	$87,605	$96,390	$101,511	$212,913	$220,364
Ratio of net expenses to average net assets	1.13%	1.09%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.09%	1.15%	1.19%	1.27%
Ratio of net investment income (loss) to average net assets	0.33%	0.26%	0.15%	0.46%	0.13%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.89	$15.42	$14.75	$12.83	$12.02
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.03)	(0.04)	0.00 *	(0.06)
Net realized and unrealized gain (loss)	(0.21)	0.60	1.05	1.93	0.87
Total from investment operations	(0.23)	0.57	1.01	1.93	0.81
Distributions:
Dividends from net investment income	—	—	(0.07)	(0.01)	—
Dividends from net realized gains	(0.25)	(3.10)	(0.27)	—	—
Total distributions	(0.25)	(3.10)	(0.34)	(0.01)	—
Net asset value, end of year	$12.41	$12.89	$15.42	$14.75	$12.83
Ratios and supplemental data:
Total return(b)	(1.74% )	5.03%	6.97%	15.07%	6.74%
Net assets, end of year (000)	$4,315	$7,142	$8,314	$9,369	$4,693
Ratio of net expenses to average net assets	1.63%	1.59%	1.64%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.75%	1.59%	1.64%	1.69%	1.78%
Ratio of net investment income (loss) to average net assets	(0.19% )	(0.25% )	(0.29% )	0.00%	(0.45%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

198	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$31.68	$35.22	$35.84	$32.64	$32.12
Income from investment operations:
Net investment income (loss)(a)	0.48	0.60	0.60	0.64	0.52
Net realized and unrealized gain (loss)	0.16	0.51	2.78	3.70	0.66
Total from investment operations	0.64	1.11	3.38	4.34	1.18
Distributions:
Dividends from net investment income	(0.84)	(0.89)	(0.80)	(0.27)	(0.66)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(2.15)	(4.65)	(4.00)	(1.14)	(0.66)
Net asset value, end of year	$30.17	$31.68	$35.22	$35.84	$32.64
Ratios and supplemental data:
Total return(b)	2.26%	3.50%	10.33%	13.72%	3.73%
Net assets, end of year (000)	$930,625	$1,105,102	$1,316,498	$1,614,236	$1,974,535
Ratio of net expenses to average net assets	1.11%	1.10%	1.09%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.10%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	1.59%	1.86%	1.76%	1.92%	1.62%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	23.5%	23.8%	32.8%	59.5%	42.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$37.76	$41.04	$41.04	$37.26	$36.47
Income from investment operations:
Net investment income (loss)(a)	0.35	0.42	0.54	0.70	0.36
Net realized and unrealized gain (loss)	0.14	0.61	3.21	4.23	0.77
Total from investment operations	0.49	1.03	3.75	4.93	1.13
Distributions:
Dividends from net investment income	(0.50)	(0.55)	(0.55)	(0.28)	(0.34)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.81)	(4.31)	(3.75)	(1.15)	(0.34)
Net asset value, end of year	$36.44	$37.76	$41.04	$41.04	$37.26
Ratios and supplemental data:
Total return(b)	1.43%	2.72%	9.88%	13.59%	3.12%
Net assets, end of year (000)	$3,516	$9,647	$19,972	$49,769	$92,658
Ratio of net expenses to average net assets	1.86%	1.85%	1.44%	1.18%	1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.85%	1.44%	1.18%	1.73%
Ratio of net investment income (loss) to average net assets	0.98%	1.09%	1.37%	1.85%	0.97%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$31.81	$35.34	$35.78	$32.76	$32.23
Income from investment operations:
Net investment income (loss)(a)	0.25	0.36	0.35	0.39	0.28
Net realized and unrealized gain (loss)	0.14	0.51	2.77	3.71	0.67
Total from investment operations	0.39	0.87	3.12	4.10	0.95
Distributions:
Dividends from net investment income	(0.61)	(0.64)	(0.36)	(0.21)	(0.42)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.92)	(4.40)	(3.56)	(1.08)	(0.42)
Net asset value, end of year	$30.28	$31.81	$35.34	$35.78	$32.76
Ratios and supplemental data:
Total return(b)	1.39%	2.73%	9.48%	12.88%	2.97%
Net assets, end of year (000)	$739,780	$889,516	$1,009,029	$1,093,074	$1,255,629
Ratio of net expenses to average net assets	1.86%	1.85%	1.84%	1.84%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.85%	1.84%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	0.84%	1.11%	1.02%	1.17%	0.87%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

200	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$30.71	$34.28	$35.07	$31.91	$31.41
Income from investment operations:
Net investment income (loss)(a)	0.53	0.66	0.68	0.71	0.59
Net realized and unrealized gain (loss)	0.14	0.50	2.69	3.62	0.65
Total from investment operations	0.67	1.16	3.37	4.33	1.24
Distributions:
Dividends from net investment income	(0.92)	(0.97)	(0.96)	(0.30)	(0.74)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(2.23)	(4.73)	(4.16)	(1.17)	(0.74)
Net asset value, end of year	$29.15	$30.71	$34.28	$35.07	$31.91
Ratios and supplemental data:
Total return(b)	2.43%	3.79%	10.60%	13.99%	4.01%
Net assets, end of year (000)	$513,604	$577,449	$688,258	$668,124	$915,394
Ratio of net expenses to average net assets	0.86%	0.85%	0.84%	0.84%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	0.85%	0.84%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.84%	2.11%	2.04%	2.18%	1.87%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$31.45	$34.99	$35.57	$32.46	$31.95
Income from investment operations:
Net investment income (loss)(a)	0.39	0.51	0.51	0.55	0.44
Net realized and unrealized gain (loss)	0.18	0.52	2.75	3.69	0.66
Total from investment operations	0.57	1.03	3.26	4.24	1.10
Distributions:
Dividends from net investment income	(0.77)	(0.81)	(0.64)	(0.26)	(0.59)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(2.08)	(4.57)	(3.84)	(1.13)	(0.59)
Net asset value, end of year	$29.94	$31.45	$34.99	$35.57	$32.46
Ratios and supplemental data:
Total return(b)	2.01%	3.26%	10.04%	13.44%	3.49%
Net assets, end of year (000)	$13,262	$15,307	$18,547	$22,181	$22,265
Ratio of net expenses to average net assets	1.36%	1.35%	1.34%	1.34%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.35%	1.34%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	1.32%	1.61%	1.52%	1.66%	1.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	201

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.63	$10.22	$11.78	$10.88	$10.77
Income from investment operations:
Net investment income (loss)(a)	0.09	0.10	0.11	0.10	0.11
Net realized and unrealized gain (loss)	(0.14)	0.06	0.36	1.13	0.21
Total from investment operations	(0.05)	0.16	0.47	1.23	0.32
Distributions:
Dividends from net investment income	—	(0.04)	(0.29)	(0.09)	(0.21)
Dividends from net realized gains	(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.11)	(1.75)	(2.03)	(0.33)	(0.21)
Net asset value, end of year	$8.47	$8.63	$10.22	$11.78	$10.88
Ratios and supplemental data:
Total return(b)	(0.59% )	2.02%	4.77%	11.60%	3.03%
Net assets, end of year (000)	$84,648	$111,615	$146,431	$210,537	$304,914
Ratio of net expenses to average net assets	1.46%	1.49%	1.44%	1.41%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.49%	1.44%	1.41%	1.32%
Ratio of net investment income (loss) to average net assets	1.09%	1.18%	1.01%	0.92%	1.06%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	58.0%	54.7%	72.6%	48.2%	55.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

202	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.75	$10.37	$11.86	$10.97	$10.85
Income from investment operations:
Net investment income (loss)(a)	0.02	0.04	0.02	0.02	0.03
Net realized and unrealized gain (loss)	(0.14)	0.05	0.38	1.14	0.21
Total from investment operations	(0.12)	0.09	0.40	1.16	0.24
Distributions:
Dividends from net investment income	—	—	(0.15)	(0.03)	(0.12)
Dividends from net realized gains	(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.11)	(1.71)	(1.89)	(0.27)	(0.12)
Net asset value, end of year	$8.52	$8.75	$10.37	$11.86	$10.97
Ratios and supplemental data:
Total return(b)	(1.39% )	1.18%	4.04%	10.77%	2.25%
Net assets, end of year (000)	$537	$2,096	$4,937	$10,884	$16,654
Ratio of net expenses to average net assets	2.22%	2.23%	2.19%	2.16%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.22%	2.23%	2.19%	2.16%	2.07%
Ratio of net investment income (loss) to average net assets	0.24%	0.42%	0.22%	0.17%	0.30%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.87	$9.50	$11.06	$10.25	$10.15
Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.03	0.02	0.03
Net realized and unrealized gain (loss)	(0.14)	0.05	0.33	1.06	0.20
Total from investment operations	(0.11)	0.08	0.36	1.08	0.23
Distributions:
Dividends from net investment income	—	—	(0.18)	(0.03)	(0.13)
Dividends from net realized gains	(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.11)	(1.71)	(1.92)	(0.27)	(0.13)
Net asset value, end of year	$7.65	$7.87	$9.50	$11.06	$10.25
Ratios and supplemental data:
Total return(b)	(1.42% )	1.19%	3.98%	10.82%	2.29%
Net assets, end of year (000)	$90,640	$119,620	$151,091	$185,577	$235,194
Ratio of net expenses to average net assets	2.21%	2.24%	2.19%	2.16%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.24%	2.19%	2.16%	2.07%
Ratio of net investment income (loss) to average net assets	0.34%	0.43%	0.27%	0.17%	0.31%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.84	$10.43	$11.99	$11.06	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.11	0.13	0.14	0.13	0.14
Net realized and unrealized gain (loss)	(0.14)	0.05	0.36	1.15	0.22
Total from investment operations	(0.03)	0.18	0.50	1.28	0.36
Distributions:
Dividends from net investment income	—	(0.06)	(0.32)	(0.11)	(0.26)
Dividends from net realized gains	(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.11)	(1.77)	(2.06)	(0.35)	(0.26)
Net asset value, end of year	$8.70	$8.84	$10.43	$11.99	$11.06
Ratios and supplemental data:
Total return(b)	(0.35% )	2.23%	4.99%	11.90%	3.32%
Net assets, end of year (000)	$124,175	$146,241	$182,064	$232,583	$986,986
Ratio of net expenses to average net assets	1.21%	1.24%	1.19%	1.14%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.24%	1.19%	1.14%	1.07%
Ratio of net investment income (loss) to average net assets	1.34%	1.43%	1.29%	1.16%	1.31%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.53	$10.13	$11.67	$10.79	$10.67
Income from investment operations:
Net investment income (loss)(a)	0.07	0.08	0.08	0.07	0.08
Net realized and unrealized gain (loss)	(0.15)	0.05	0.37	1.12	0.21
Total from investment operations	(0.08)	0.13	0.45	1.19	0.29
Distributions:
Dividends from net investment income	—	(0.02)	(0.25)	(0.07)	(0.17)
Dividends from net realized gains	(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.11)	(1.73)	(1.99)	(0.31)	(0.17)
Net asset value, end of year	$8.34	$8.53	$10.13	$11.67	$10.79
Ratios and supplemental data:
Total return(b)	(0.96% )	1.74%	4.62%	11.27%	2.77%
Net assets, end of year (000)	$1,249	$1,292	$1,741	$1,674	$3,045
Ratio of net expenses to average net assets	1.71%	1.73%	1.69%	1.66%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.71%	1.73%	1.69%	1.66%	1.58%
Ratio of net investment income (loss) to average net assets	0.81%	0.94%	0.77%	0.68%	0.75%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

204	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.56	$18.59	$19.14	$17.70	$19.28
Income from investment operations:
Net investment income (loss)(a)	0.50	0.44	0.40	0.39	0.37
Net realized and unrealized gain (loss)	(0.30)	(1.01)	1.14	2.63	(0.33)
Total from investment operations	0.20	(0.57)	1.54	3.02	0.04
Distributions:
Dividends from net investment income	(0.56)	(0.58)	(0.76)	(0.02)	(0.14)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.83)	(1.46)	(2.09)	(1.58)	(1.62)
Net asset value, end of year	$15.93	$16.56	$18.59	$19.14	$17.70
Ratios and supplemental data:
Total return(b)	1.33%	(3.31% )	8.74%	18.50%	0.51%
Net assets, end of year (000)	$228,334	$385,844	$488,842	$514,593	$650,100
Ratio of net expenses to average net assets	1.15%	1.13%	1.10%	1.11%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.13%	1.10%	1.11%	1.10%
Ratio of net investment income (loss) to average net assets	3.17%	2.53%	2.18%	2.18%	2.07%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	43.8%	63.0%	68.1%	73.1%	56.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.13	$23.29	$23.27	$21.31	$22.89
Income from investment operations:
Net investment income (loss)(a)	0.48	0.39	0.32	0.31	0.28
Net realized and unrealized gain (loss)	(0.37)	(1.29)	1.41	3.21	(0.38)
Total from investment operations	0.11	(0.90)	1.73	3.52	(0.10)
Distributions:
Dividends from net investment income	(0.39)	(0.38)	(0.38)	—	(0.00)*
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.66)	(1.26)	(1.71)	(1.56)	(1.48)
Net asset value, end of year	$20.58	$21.13	$23.29	$23.27	$21.31
Ratios and supplemental data:
Total return(b)	0.60%	(4.03% )	7.89%	17.63%	(0.25% )
Net assets, end of year (000)	$3,926	$5,420	$9,879	$11,391	$14,256
Ratio of net expenses to average net assets	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of net investment income (loss) to average net assets	2.39%	1.74%	1.42%	1.43%	1.32%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.41	$18.43	$18.87	$17.57	$19.15
Income from investment operations:
Net investment income (loss)(a)	0.37	0.31	0.26	0.25	0.23
Net realized and unrealized gain (loss)	(0.28)	(1.00)	1.11	2.61	(0.32)
Total from investment operations	0.09	(0.69)	1.37	2.86	(0.09)
Distributions:
Dividends from net investment income	(0.44)	(0.45)	(0.48)	—	(0.01)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.71)	(1.33)	(1.81)	(1.56)	(1.49)
Net asset value, end of year	$15.79	$16.41	$18.43	$18.87	$17.57
Ratios and supplemental data:
Total return(b)	0.62%	(4.01% )	7.86%	17.62%	(0.24% )
Net assets, end of year (000)	$193,339	$265,686	$319,654	$325,823	$390,649
Ratio of net expenses to average net assets	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of net investment income (loss) to average net assets	2.40%	1.78%	1.43%	1.43%	1.32%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

206	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.03	$17.02	$17.74	$16.51	$18.10
Income from investment operations:
Net investment income (loss)(a)	0.49	0.44	0.41	0.40	0.39
Net realized and unrealized gain (loss)	(0.27)	(0.93)	1.04	2.44	(0.30)
Total from investment operations	0.22	(0.49)	1.45	2.84	0.09
Distributions:
Dividends from net investment income	(0.60)	(0.62)	(0.84)	(0.05)	(0.20)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.87)	(1.50)	(2.17)	(1.61)	(1.68)
Net asset value, end of year	$14.38	$15.03	$17.02	$17.74	$16.51
Ratios and supplemental data:
Total return(b)	1.64%	(3.11% )	8.99%	18.78%	0.81%
Net assets, end of year (000)	$238,309	$455,702	$553,594	$349,512	$475,526
Ratio of net expenses to average net assets	0.90%	0.88%	0.85%	0.86%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.90%	0.88%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	3.48%	2.77%	2.46%	2.43%	2.33%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.50	$18.52	$19.03	$17.63	$19.21
Income from investment operations:
Net investment income (loss)(a)	0.45	0.40	0.35	0.34	0.32
Net realized and unrealized gain (loss)	(0.29)	(1.01)	1.13	2.62	(0.32)
Total from investment operations	0.16	(0.61)	1.48	2.96	—
Distributions:
Dividends from net investment income	(0.52)	(0.53)	(0.66)	(0.00)*	(0.10)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.79)	(1.41)	(1.99)	(1.56)	(1.58)
Net asset value, end of year	$15.87	$16.50	$18.52	$19.03	$17.63
Ratios and supplemental data:
Total return(b)	1.10%	(3.53% )	8.44%	18.18%	0.29%
Net assets, end of year (000)	$1,712	$2,147	$2,988	$3,074	$3,253
Ratio of net expenses to average net assets	1.40%	1.38%	1.36%	1.36%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.38%	1.36%	1.36%	1.35%
Ratio of net investment income (loss) to average net assets	2.87%	2.26%	1.92%	1.93%	1.82%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.93	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.26	0.13
Net realized and unrealized gain (loss)	(0.14)	(0.13)
Total from investment operations	0.12	—
Distributions:
Dividends from net investment income	(0.16)	(0.07)
Dividends from net realized gains	—	—
Total distributions	(0.16)	(0.07)
Net asset value, end of period	$9.89	$9.93
Ratios and supplemental data:
Total return(b)	1.27%	—%
Net assets, end of period (000)	$29,037	$20,550
Ratio of net expenses to average net assets	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.64%	1.56%	(c)

	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Portfolio turnover rate	38.4%	28.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.18	0.07
Net realized and unrealized gain (loss)	(0.13)	(0.12)
Total from investment operations	0.05	(0.05)
Distributions:
Dividends from net investment income	(0.10)	(0.05)
Dividends from net realized gains	—	—
Total distributions	(0.10)	(0.05)
Net asset value, end of period	$9.85	$9.90
Ratios and supplemental data:
Total return(b)	0.50%	(0.52%	)
Net assets, end of period (000)	$2,440	$1,259
Ratio of net expenses to average net assets	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.88%	(c)
Ratio of net investment income (loss) to average net assets	1.89%	0.84%	(c)

	CLASS I
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.28	0.15
Net realized and unrealized gain (loss)	(0.13)	(0.12)
Total from investment operations	0.15	0.03
Distributions:
Dividends from net investment income	(0.18)	(0.08)
Dividends from net realized gains	—	—
Total distributions	(0.18)	(0.08)
Net asset value, end of period	$9.92	$9.95
Ratios and supplemental data:
Total return(b)	1.60%	0.29%
Net assets, end of period (000)	$47,637	$23,054
Ratio of net expenses to average net assets	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.80%	(c)
Ratio of net investment income (loss) to average net assets	2.88%	1.81%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

	CLASS R
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.23	0.11
Net realized and unrealized gain (loss)	(0.13)	(0.13)
Total from investment operations	0.10	(0.02)
Distributions:
Dividends from net investment income	(0.14)	(0.06)
Dividends from net realized gains	—	—
Total distributions	(0.14)	(0.06)
Net asset value, end of period	$9.88	$9.92
Ratios and supplemental data:
Total return(b)	1.08%	(0.20%	)
Net assets, end of period (000)	$450	$190
Ratio of net expenses to average net assets	1.59%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.71%	2.93%	(c)
Ratio of net investment income (loss) to average net assets	2.30%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)	0.24	0.26	0.26	0.22	0.22
Net realized and unrealized gain (loss)	0.20	(0.05)	0.12	(0.17)	0.15
Total from investment operations	0.44	0.21	0.38	0.05	0.37
Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.53)	(0.26)	(0.32)
Dividends from net realized gains	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.41)	(0.40)	(0.57)	(0.31)	(0.36)
Net asset value, end of year	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	4.35%	2.04%	3.71%	0.48%	3.35%
Net assets, end of year (000)	$57,339	$51,462	$67,287	$93,691	$137,672
Ratio of net expenses to average net assets	0.88%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.13%	1.05%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets	2.25%	2.49%	2.47%	1.97%	1.98%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	54.0%	80.0%	35.3%	32.5%	34.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)(a)	0.16	0.19	0.18	0.13	0.14
Net realized and unrealized gain (loss)	0.20	(0.06)	0.12	(0.16)	0.14
Total from investment operations	0.36	0.13	0.30	(0.03)	0.28
Distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.45)	(0.18)	(0.23)
Dividends from net realized gains	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.33)	(0.32)	(0.49)	(0.23)	(0.27)
Net asset value, end of year	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	3.57%	1.29%	2.94%	(0.27% )	2.59%
Net assets, end of year (000)	$604	$1,031	$1,879	$5,319	$9,108
Ratio of net expenses to average net assets	1.64%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.88%	1.80%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	1.53%	1.76%	1.72%	1.22%	1.25%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.51	$10.70	$10.89	$11.15	$11.13
Income from investment operations:
Net investment income (loss)(a)	0.16	0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss)	0.20	(0.05)	0.12	(0.16)	0.15
Total from investment operations	0.36	0.13	0.30	(0.03)	0.29
Distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.45)	(0.18)	(0.23)
Dividends from net realized gains	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.33)	(0.32)	(0.49)	(0.23)	(0.27)
Net asset value, end of year	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	3.57%	1.28%	2.94%	(0.27% )	2.68%
Net assets, end of year (000)	$16,340	$15,898	$17,818	$25,964	$43,823
Ratio of net expenses to average net assets	1.63%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.88%	1.80%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	1.51%	1.74%	1.73%	1.23%	1.25%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

212	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.51	$10.70	$10.89	$11.15	$11.13
Income from investment operations:
Net investment income (loss)(a)	0.26	0.29	0.29	0.24	0.25
Net realized and unrealized gain (loss)	0.21	(0.05)	0.12	(0.16)	0.15
Total from investment operations	0.47	0.24	0.41	0.08	0.40
Distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.56)	(0.29)	(0.34)
Dividends from net realized gains	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.44)	(0.43)	(0.60)	(0.34)	(0.38)
Net asset value, end of year	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	4.60%	2.30%	3.97%	0.73%	3.70%
Net assets, end of year (000)	$22,067	$16,561	$13,347	$41,109	$43,464
Ratio of net expenses to average net assets	0.63%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.82%	0.88%	0.80%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	2.49%	2.73%	2.70%	2.22%	2.24%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)(a)	0.21	0.23	0.23	0.19	0.19
Net realized and unrealized gain (loss)	0.18	(0.04)	0.13	(0.17)	0.15
Total from investment operations	0.39	0.19	0.36	0.02	0.34
Distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.51)	(0.23)	(0.29)
Dividends from net realized gains	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.38)	(0.38)	(0.55)	(0.28)	(0.33)
Net asset value, end of year	$10.52	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	3.89%	1.79%	3.45%	0.22%	3.09%
Net assets, end of year (000)	$528	$274	$234	$2,248	$1,756
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.38%	1.28%	1.24%	1.23%
Ratio of net investment income (loss) to average net assets	1.99%	2.23%	2.14%	1.72%	1.74%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.63	$9.65	$9.90	$9.92	$9.68
Income from investment operations:
Net investment income (loss)(a)	0.40	0.43	0.48	0.51	0.53
Net realized and unrealized gain (loss)	0.03	(0.74)	0.01	0.18	0.35
Total from investment operations	0.43	(0.31)	0.49	0.69	0.88
Distributions:
Dividends from net investment income	(0.44)	(0.47)	(0.55)	(0.58)	(0.51)
Dividends from net realized gains	—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—	(0.00)*	—	—	—
Total distributions	(0.44)	(0.71)	(0.74)	(0.71)	(0.64)
Net asset value, end of year	$8.62	$8.63	$9.65	$9.90	$9.92
Ratios and supplemental data:
Total return(b)	5.26%	(3.25% )	5.11%	7.21%	9.39%
Net assets, end of year (000)	$41,046	$71,513	$132,756	$201,791	$215,299
Ratio of net expenses to average net assets	1.33%	1.28%	1.18%	1.18%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.28%	1.18%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	4.81%	4.73%	4.84%	5.11%	5.46%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	44.4%	65.3%	51.2%	55.1%	73.9%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

214	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.13	$10.16	$10.38	$10.36	$10.09
Income from investment operations:
Net investment income (loss)(a)	0.36	0.38	0.42	0.46	0.48
Net realized and unrealized gain (loss)	0.02	(0.78)	0.02	0.18	0.36
Total from investment operations	0.38	(0.40)	0.44	0.64	0.84
Distributions:
Dividends from net investment income	(0.37)	(0.39)	(0.47)	(0.49)	(0.44)
Dividends from net realized gains	—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—	(0.00)*	—	—	—
Total distributions	(0.37)	(0.63)	(0.66)	(0.62)	(0.57)
Net asset value, end of year	$9.14	$9.13	$10.16	$10.38	$10.36
Ratios and supplemental data:
Total return(b)	4.38%	(3.93% )	4.37%	6.40%	8.55%
Net assets, end of year (000)	$260	$677	$2,098	$3,340	$5,973
Ratio of net expenses to average net assets	2.09%	2.03%	1.93%	1.93%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.03%	1.93%	1.93%	1.95%
Ratio of net investment income (loss) to average net assets	4.12%	4.00%	4.10%	4.39%	4.73%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.03	$10.06	$10.29	$10.28	$10.01
Income from investment operations:
Net investment income (loss)(a)	0.36	0.38	0.42	0.45	0.48
Net realized and unrealized gain (loss)	0.01	(0.78)	0.01	0.19	0.36
Total from investment operations	0.37	(0.40)	0.43	0.64	0.84
Distributions:
Dividends from net investment income	(0.37)	(0.39)	(0.47)	(0.50)	(0.44)
Dividends from net realized gains	—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—	(0.00)*	—	—	—
Total distributions	(0.37)	(0.63)	(0.66)	(0.63)	(0.57)
Net asset value, end of year	$9.03	$9.03	$10.06	$10.29	$10.28
Ratios and supplemental data:
Total return(b)	4.35%	(3.94% )	4.32%	6.37%	8.65%
Net assets, end of year (000)	$17,479	$21,149	$29,333	$34,146	$43,141
Ratio of net expenses to average net assets	2.08%	2.04%	1.93%	1.93%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	2.04%	1.93%	1.93%	1.94%
Ratio of net investment income (loss) to average net assets	4.07%	3.98%	4.10%	4.37%	4.72%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos High Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.63	$9.65	$9.90	$9.92	$9.68
Income from investment operations:
Net investment income (loss)(a)	0.42	0.45	0.50	0.53	0.56
Net realized and unrealized gain (loss)	0.02	(0.74)	0.02	0.19	0.34
Total from investment operations	0.44	(0.29)	0.52	0.72	0.90
Distributions:
Dividends from net investment income	(0.46)	(0.49)	(0.58)	(0.61)	(0.53)
Dividends from net realized gains	—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—	(0.00)*	—	—	—
Total distributions	(0.46)	(0.73)	(0.77)	(0.74)	(0.66)
Net asset value, end of year	$8.61	$8.63	$9.65	$9.90	$9.92
Ratios and supplemental data:
Total return(b)	5.41%	(3.00% )	5.37%	7.50%	9.63%
Net assets, end of year (000)	$15,183	$17,452	$24,342	$25,103	$33,271
Ratio of net expenses to average net assets	1.08%	1.04%	0.93%	0.93%	0.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.04%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	5.07%	4.98%	5.10%	5.37%	5.71%
	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.62	$9.64	$9.89	$9.91	$9.67
Income from investment operations:
Net investment income (loss)(a)	0.38	0.41	0.45	0.48	0.51
Net realized and unrealized gain (loss)	0.02	(0.75)	0.02	0.18	0.34
Total from investment operations	0.40	(0.34)	0.47	0.66	0.85
Distributions:
Dividends from net investment income	(0.42)	(0.44)	(0.53)	(0.55)	(0.48)
Dividends from net realized gains	—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—	(0.00)*	—	—	—
Total distributions	(0.42)	(0.68)	(0.72)	(0.68)	(0.61)
Net asset value, end of year	$8.60	$8.62	$9.64	$9.89	$9.91
Ratios and supplemental data:
Total return(b)	4.90%	(3.48% )	4.87%	6.92%	9.17%
Net assets, end of year (000)	$272	$154	$209	$192	$373
Ratio of net expenses to average net assets	1.57%	1.54%	1.43%	1.43%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.54%	1.43%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets	4.55%	4.49%	4.60%	4.89%	5.21%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

216	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.08	$13.13	$13.09	$12.68	$12.11
Income from investment operations:
Net investment income (loss)(a)	0.25	0.21	0.15	0.17	0.21
Net realized and unrealized gain (loss)	0.16	—	0.27	0.42	0.51
Total from investment operations	0.41	0.21	0.42	0.59	0.72
Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.12)	(0.18)	(0.15)
Dividends from net realized gains	(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.36)	(0.26)	(0.38)	(0.18)	(0.15)
Net asset value, end of year	$13.13	$13.08	$13.13	$13.09	$12.68
Ratios and supplemental data:
Total return(b)	3.16%	1.60%	3.27%	4.71%	6.01%
Net assets, end of year (000)	$970,737	$1,051,576	$1,351,641	$1,354,180	$1,155,161
Ratio of net expenses to average net assets	1.22% (c)	1.23%	1.20%	1.26%	1.17%
Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.23%	1.20%	1.26%	1.17%
Ratio of net investment income (loss) to average net assets	1.91%	1.58%	1.17%	1.33%	1.65%

	Year Ended October 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate	37.5%	37.6%	70.5%	110.6%	82.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.84	$13.87	$13.82	$13.36	$12.75
Income from investment operations:
Net investment income (loss)(a)	0.17	0.12	0.06	0.08	0.12
Net realized and unrealized gain (loss)	0.16	—	0.27	0.45	0.54
Total from investment operations	0.33	0.12	0.33	0.53	0.66
Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.07)	(0.05)
Dividends from net realized gains	(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.21)	(0.15)	(0.28)	(0.07)	(0.05)
Net asset value, end of year	$13.96	$13.84	$13.87	$13.82	$13.36
Ratios and supplemental data:
Total return(b)	2.38%	0.84%	2.43%	3.98%	5.18%
Net assets, end of year (000)	$503	$1,832	$4,436	$9,117	$12,940
Ratio of net expenses to average net assets	1.97% (c)	1.98%	1.95%	2.03%	1.92%
Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.98%	1.95%	2.03%	1.92%
Ratio of net investment income (loss) to average net assets	1.22%	0.83%	0.44%	0.60%	0.91%

	CLASS C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.27	$13.32	$13.30	$12.88	$12.29
Income from investment operations:
Net investment income (loss)(a)	0.15	0.11	0.06	0.08	0.11
Net realized and unrealized gain (loss)	0.17	0.01	0.26	0.42	0.54
Total from investment operations	0.32	0.12	0.32	0.50	0.65
Distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.04)	(0.08)	(0.06)
Dividends from net realized gains	(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.26)	(0.17)	(0.30)	(0.08)	(0.06)
Net asset value, end of year	$13.33	$13.27	$13.32	$13.30	$12.88
Ratios and supplemental data:
Total return(b)	2.41%	0.86%	2.40%	3.93%	5.28%
Net assets, end of year (000)	$318,853	$339,054	$349,791	$289,520	$267,646
Ratio of net expenses to average net assets	1.97% (c)	1.98%	1.95%	2.02%	1.92%
Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.98%	1.95%	2.02%	1.92%
Ratio of net investment income (loss) to average net assets	1.16%	0.83%	0.42%	0.58%	0.90%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% for the year ended October 31, 2016.

218	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.94	$12.99	$12.97	$12.56	$12.00
Income from investment operations:
Net investment income (loss)(a)	0.27	0.24	0.18	0.20	0.23
Net realized and unrealized gain (loss)	0.16	—	0.25	0.42	0.51
Total from investment operations	0.43	0.24	0.43	0.62	0.74
Distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.15)	(0.21)	(0.18)
Dividends from net realized gains	(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.39)	(0.29)	(0.41)	(0.21)	(0.18)
Net asset value, end of year	$12.98	$12.94	$12.99	$12.97	$12.56
Ratios and supplemental data:
Total return(b)	3.38%	1.89%	3.40%	5.01%	6.25%
Net assets, end of year (000)	$2,587,922	$2,377,641	$2,470,829	$1,574,197	$1,040,722
Ratio of net expenses to average net assets	0.97% (c)	0.98%	0.95%	1.01%	0.92%
Ratio of gross expenses to average net assets prior to expense reductions	0.97%	0.98%	0.95%	1.01%	0.92%
Ratio of net investment income (loss) to average net assets	2.15%	1.83%	1.41%	1.57%	1.88%

	CLASS R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.03	$13.08	$13.05	$12.64	$12.08
Income from investment operations:
Net investment income (loss)(a)	0.21	0.17	0.12	0.14	0.17
Net realized and unrealized gain (loss)	0.15	0.01	0.26	0.42	0.52
Total from investment operations	0.36	0.18	0.38	0.56	0.69
Distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.09)	(0.15)	(0.13)
Dividends from net realized gains	(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.32)	(0.23)	(0.35)	(0.15)	(0.13)
Net asset value, end of year	$13.07	$13.03	$13.08	$13.05	$12.64
Ratios and supplemental data:
Total return(b)	2.84%	1.36%	2.97%	4.47%	5.72%
Net assets, end of year (000)	$8,512	$8,464	$9,099	$5,408	$5,199
Ratio of net expenses to average net assets	1.47% (c)	1.48%	1.45%	1.52%	1.42%
Ratio of gross expenses to average net assets prior to expense reductions	1.47%	1.48%	1.45%	1.52%	1.42%
Ratio of net investment income (loss) to average net assets	1.66%	1.33%	0.91%	1.08%	1.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% and 1.34% for the year ended October 31, 2016.

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Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.06
Net realized and unrealized gain (loss)	0.17	0.01
Total from investment operations	0.27	0.07
Distributions:
Dividends from net investment income	(0.15)	(0.07)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.24)	(0.07)
Net asset value, end of period	$10.03	$10.00
Ratios and supplemental data:
Total return(b)	2.79%	0.67%
Net assets, end of period (000)	$10,275	$5,661
Ratio of net expenses to average net assets	1.22%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	3.05%	(c)
Ratio of net investment income (loss) to average net assets	1.01%	0.78%	(c)

	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Portfolio turnover rate	19.6%	29.4%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

220	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03	(0.00	)**
Net realized and unrealized gain (loss)	0.16	0.01
Total from investment operations	0.19	0.01
Distributions:
Dividends from net investment income	(0.08)	(0.03)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.17)	(0.03)
Net asset value, end of period	$10.00	$9.98
Ratios and supplemental data:
Total return(b)	1.92%	0.09%
Net assets, end of period (000)	$156	$100
Ratio of net expenses to average net assets	1.97%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.79%	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.26%	0.03%	(c)

	CLASS I
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13	0.09
Net realized and unrealized gain (loss)	0.17	—
Total from investment operations	0.30	0.09
Distributions:
Dividends from net investment income	(0.18)	(0.08)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.27)	(0.08)
Net asset value, end of period	$10.04	$10.01
Ratios and supplemental data:
Total return(b)	3.02%	0.89%
Net assets, end of period (000)	$8,035	$5,527
Ratio of net expenses to average net assets	0.97%	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.27%	1.03%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS R
	Year Ended October 31,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08	0.04
Net realized and unrealized gain (loss)	0.16	0.01
Total from investment operations	0.24	0.05
Distributions:
Dividends from net investment income	(0.13)	(0.05)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.22)	(0.05)
Net asset value, end of period	$10.02	$10.00
Ratios and supplemental data:
Total return(b)	2.41%	0.54%
Net assets, end of period (000)	$102	$100
Ratio of net expenses to average net assets	1.48%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.34%	3.29%	(c)
Ratio of net investment income (loss) to average net assets	0.80%	0.53%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout the period were as follows:

	CLASS A
	April 5, 2016* through October 31,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.10)
Net realized and unrealized gain (loss)	0.87
Total from investment operations	0.77
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.77
Ratios and supplemental data:
Total return(b)	7.70%
Net assets, end of period (000)	$14,708
Ratio of net expenses to average net assets(d)	2.99%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.77%	)(c)

	April 5, 2016* through October 31,
	2016
Portfolio turnover rate	177.6%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

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Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS C
	April 5, 2016* through October 31,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.15)
Net realized and unrealized gain (loss)	0.88
Total from investment operations	0.73
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.73
Ratios and supplemental data:
Total return(b)	7.30%
Net assets, end of period (000)	$4,936
Ratio of net expenses to average net assets(d)	3.69%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.82%	(c)
Ratio of net investment income (loss) to average net assets	(2.54%	)(c)

	CLASS I
	April 5, 2016* through October 31,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)
Net realized and unrealized gain (loss)	0.88
Total from investment operations	0.80
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.80
Ratios and supplemental data:
Total return(b)	8.00%
Net assets, end of period (000)	$56,319
Ratio of net expenses to average net assets(d)	2.77%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.33%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.76% and 1.76% for the period ended October 31, 2016.

224	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Calamos Investment Trust (the “Trust”), comprising the Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund and Calamos Phineus Long/Short Fund (the “Funds”), as of October 31, 2016, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2016, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2016

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Trustee Approval of Management Agreement    (Unaudited)

The board of trustees of the (the “Board”) Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30 - July 1, 2016, based on their evaluation of the information referred to above provided in this and previous meetings and other information, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds except CCD through July 31, 2017, and through September 30, 2017 with respect to CCD, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies may be realized as each Fund grows and whether potential economies of scale may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board also considered the information provided by the Adviser regarding the Funds’ performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board generally ended on March 31, 2016, except where otherwise noted. Where available, the Board considered one-year, three-year, five-year and ten-year performance periods. To the extent the Board considered data for periods other than those ending on March 31, 2016 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

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Trustee Approval of Management Agreement    (Unaudited)

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser has made numerous changes which the Adviser believes will positively affect performance. In this regard, the Board noted that the Adviser recently restructured and expanded its research analyst team and made changes to aspects of its investment process. The Board further considered that the Adviser’s changes appear to be impacting performance positively with the Fund placing in the 55th percentile of its broad retail peer group for the rolling three-year period ending May 31, 2016. Further, the Board noted that, at its request, the Adviser has recommended strategic alternatives to address performance. In this regard, the Board considered the Adviser’s proposal to merge or liquidate all other Funds subject to the growth mandate so that the current portfolio management team will focus on managing this Fund (and similar mandates for private clients). In light of the foregoing and other matters considered by the Board, the Board determined it would be prudent to allow the Adviser’s restructured team and revised process more time to continue to develop its performance record.

Calamos Opportunistic Value Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Board approved a wholesale change in the Fund’s portfolio management team, effective January 29, 2015. The Board determined that, in light of the very recent transition in the portfolio manager team, it would be prudent to allow the new team more time to develop its performance record. The Board further considered that, following the wholesale changes, the Fund’s performance has improved and noted that the Fund ranked in the 53rd percentile of its Category for the one-year period ended March 31, 2016.

Calamos Dividend Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-year period.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median during the ten-year period, though it underperformed the median for the shorter periods. The Board further considered recent changes made by the Adviser to portions of the Fund’s portfolio management team. The Board noted that the current investment management team has only been together for approximately two years, that 2014 saw repositioning in the portfolio and 2015 was a strong year for the new team with the Fund ranked in the 32nd percentile of its broad retail peer group for the one-year period ended December 31, 2015. The Board concluded that, while performance suffered with the market volatility of the first quarter of 2016, it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Category median for the three- and five-year periods, though it underperformed its Category median for the one-year period. The Board further considered the Adviser’s assertion that the Fund’s short-term performance has improved. To this end, the Board noted that the Fund ranked in the 42nd percentile of its broad retail peer group for the rolling one-year period ending May 31, 2016.

Calamos Emerging Market Equity Fund.  The Board considered that, while the Fund underperformed its Category median for the one-year period, it only commenced operations in December 2013. The Board further considered the Adviser’s assertion that the Fund’s performance has improved. To this end, the Board noted that the Fund’s one-year trailing performance as of December 31, 2015 placed it in the 44th percentile of its broad retail peer group. As a result, the Board concluded that it would be prudent to allow the Fund’s investment team to further develop its performance record.

Calamos Global Equity Fund.  The Board considered management’s assertion that, while the Fund underperformed its Category median for all periods, the Fund’s performance has improved. To this end, Board considered recent changes made by the Adviser to portions of the Fund’s portfolio management team. The Board noted that the current investment management team has only been together for approximately two years, that 2014 saw repositioning in the portfolio and 2015 was a strong year for the new team with the Fund ranked in the 7th percentile of its broad retail peer group for the one-year period ended December 31, 2015 and that its one-year trailing performance as of March 31, 2016, placed it in the 59th percentile of its broad retail peer group. The Board further noted that the Fund has enjoyed a since-inception record of 7th percentile performance against its broad retail peer group for the period ended March 31, 2016.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one-, three- and ten-year periods, though the Fund underperformed its median during the five-year period.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one- and three-year periods, though the Fund underperformed its Category median during the longer periods. The Board noted, however, that the Fund’s performance for the longer periods is not attributable to the current portfolio management team.

Calamos Convertible Fund.  The Board considered management’s assertion that, while the Fund underperformed its Category median for all periods, the Fund’s underperformance could be attributed to the Fund’s conservative approach. The Board noted that this approach has translated into a since-inception record of 1st percentile performance of its broad retail peer group for the period ended March 31, 2016. The Board also considered the Adviser’s assertions regarding its significant investment in the Fund’s management team and the resulting improving performance. In this regard, the Board noted that the Fund ranked in the 43rd percentile of its broad retail peer group for the six-month period ended March 31, 2016 and that it ranked in the 53rd percentile of its retail peer group for the one-year period ended on the same date.

Calamos Global Convertible Fund.  The Board considered that the Fund outperformed its Category median during the one-year period.

Calamos Total Return Bond Fund.  The Board considered that the Fund outperformed its Category median for the one- and three-year periods, though it underperformed its median during the five-year period.

Calamos High Income Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser recently repositioned the portfolio to address performance. The Board took into account the Adviser’s assertion that it expects to add additional resources to its investment team. In light of the recent and anticipated changes, the Board considered that it would be prudent to allow the Fund’s investment team to further develop its performance record and noted that it would continue to closely monitor performance.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for the three- and five-year periods and that its performance was equal to the Category median for the other periods.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund outperformed its Category median during the one-year period.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other

228	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board noted the considerable recent and continuing investments made by the Adviser to address the Fund’s performance.

Calamos Opportunistic Value Fund.  The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses are capped at 1.15% through March 31, 2017, which is one basis point below the Expense Group median.

Calamos Dividend Growth Fund.  The Board considered that, while the Fund’s management fee is higher than the median of the Fund’s Expense Group, its total expense ratio is within ten basis points of the median. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses are capped at 1.35% through March 31, 2017, which is at a level consistent with its total expense ratio.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that the Fund’s total expenses are within six basis points of the Expense Group median.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses are capped at 1.75% through March 31, 2017. The Board further noted that the Fund’s total expenses and management fee rate are both within seven basis points of the respective Expense Group medians.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

Calamos Growth and Income Fund.  The Board considered that the Fund’s total expense ratio is equal to the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than the Expense Group median.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board also considered that the Fund’s total expense ratio is within seven basis points and its management fee rate is within five basis points of the respective Expense Group medians.

Calamos Global Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee and its total expense ratio are higher than the median of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses are capped at 0.90% through March 31, 2017. The Board further noted that the Fund’s total expenses are within five basis points higher than the Expense Group median.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos High Income Fund.  The Board considered that the Fund’s management fee and total expense ratio are both higher than the median of the Fund’s Expense Group.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate is the lowest of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is the lowest of the Fund’s Expense Group.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group, though the Fund’s management fee rate is lower than the Expense Group median. The Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses are capped at 2.00% through March 31, 2018. The Board further considered that the Fund’s total expenses are within seven basis points of its Expense Group median.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each open-end Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each open-end Fund for a portion of its expenses if a Fund’s expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each open-end Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

230	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2016, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 76*	Trustee and President (since 1988)	23	Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 66	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 65	Trustee (since 2002)	23	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 72	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, 72	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 52	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 56	Trustee (since 2015)	23	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

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Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President of the Fund. The following table sets forth each other officer’s name, age at October 31, 2016, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, 50	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (Since 2016); President and Chief Executive Officer (2010-2016, Mizuho Securities USA Inc.
Thomas Herman, 54	Vice President and Chief Financial Officer (since 2016)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, 49	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 51	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, 65	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, 65	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Special Meeting

The Trust held a special meeting of shareholders of Calamos Focus Growth Fund (“Focus Growth”) and Calamos Long/Short Fund (“Long/Short”) on October 11, 2016. The purpose of the special meeting was to consider and act upon the following proposals.

Proposal 1:	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of Focus Growth to Calamos Growth Fund (“Growth”) in exchange solely for shares of beneficial interest of Growth and the assumption by Growth of all the liabilities of Focus Growth; and (ii) the distribution by Focus Growth of all the shares of each class of Growth received by Focus Growth to the holders of shares of the corresponding class of Focus Growth in complete liquidation and termination of Focus Growth (“Proposal 1”).

Proposal 2:	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of Long/Short to Calamos Phineus Long/Short Fund (“Phineus”) in exchange solely for shares of beneficial interest of Phineus and the assumption by Phineus of all the liabilities of Long/Short; and (ii) the distribution by Long/Short of Class A and Class C shares of Phineus to the holders of shares of the corresponding class of Long/Short and Class I shares of Phineus to the holders of Class I and Class R shares of Long/Short in complete liquidation and termination of Long/Short (“Proposal 2” and, together with Proposal 1, the “Proposals”).

The Proposals were approved by shareholders with the following votes:

PROPOSAL	VOTES FOR	VOTES WITHHELD	ABSTENTIONS
Proposal 1	2,140,911	6,449	68,683
Proposal 2	1,666,954	324,919	23,909

232	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2017, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2016:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
$613,056,464	$3,132,506	$936,771	$782,942

GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
$3,999,530	$115,266,934	$4,723,076	$17,152,882

TOTAL RETURN BOND FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
$1,214,004	$39,095,278	$99,873

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2016:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
$19,949,541	$1,485,690	$774,484	$7,936,525

EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
$4,451,821	$132,668	$1,908,221	$35,510,213

GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	HIGH INCOME FUND
$3,376,604	$8,795,758	$536,001	$39,595

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
$50,309,402	$310,022	$184,636

www.calamos.com	233

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2016:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	EVOLVING WORLD GROWTH FUND
33%	59%	100%	9%

EMERGING MARKET EQUITY FUND	GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
1%	49%	21%	25%

HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
0%	64%	100%	13%

At October 31, 2016, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Emerging Market Equity Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

234	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2017, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2016. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2016 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2016 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2016

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has 6 audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2015	10/31/2016
Audit Fees (a)	$388,300	$433,900
Audit-Related Fees (b)	$287,100	$313,525
Tax Fees (c)	$—	$3,333
All Other Fees (d)	$—	$—

Total	$675,400	$750,758

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2015	10/31/2016
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 20, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 20, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	December 20, 2016